                    [ANNOTATED FORM N-CSR FOR ANNUAL REPORTS]

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file
number: 811-05624
       -------------------------------------------------

Morgan Stanley Institutional Fund, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

1221 Avenue of the America's 22nd Floor New York, NY 10020
--------------------------------------------------------------------------------
      (Address of principal executive offices)                  (Zip code)

Ronald E. Robison
1221 Avenue of the Americas, 34th Floor New York, New York 10020
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area
code: 1-800-221-6726
     -----------------------------------

Date of fiscal year
end: 12/31
    --------------------------------------------------------------
Date of reporting
period: 12/31
       --------------------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Fund's as annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows: [Provide annual report.]

[MORGAN STANLEY LOGO]

ANNUAL REPORT

DECEMBER 31, 2003


MORGAN STANLEY INSTITUTIONAL FUND, INC.


GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS

ACTIVE INTERNATIONAL ALLOCATION
ASIAN REAL ESTATE
EMERGING MARKETS
EUROPEAN REAL ESTATE
EUROPEAN VALUE EQUITY
GLOBAL FRANCHISE
GLOBAL VALUE EQUITY
INTERNATIONAL EQUITY
INTERNATIONAL MAGNUM
INTERNATIONAL SMALL CAP
JAPANESE VALUE EQUITY
LATIN AMERICAN


U.S. EQUITY PORTFOLIOS

EQUITY GROWTH
FOCUS EQUITY
SMALL COMPANY GROWTH
TECHNOLOGY
U.S. REAL ESTATE
VALUE EQUITY


FIXED INCOME PORTFOLIO

EMERGING MARKETS DEBT


MONEY MARKET PORTFOLIOS

MONEY MARKET
MUNICIPAL MONEY MARKET

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003


TABLE OF CONTENTS

SHAREHOLDER'S LETTER                                                 3

PERFORMANCE SUMMARY                                                  4

INVESTMENT OVERVIEWS AND STATEMENTS OF NET ASSETS

GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS:
Active International Allocation                                      6
Asian Real Estate                                                   17
Emerging Markets                                                    20
European Real Estate                                                27
European Value Equity                                               31
Global Franchise                                                    35
Global Value Equity                                                 38
International Equity                                                42
International Magnum                                                47
International Small Cap                                             54
Japanese Value Equity                                               58
Latin American                                                      62

U.S. EQUITY PORTFOLIOS:
Equity Growth                                                       66
Focus Equity                                                        69
Small Company Growth                                                72
Technology                                                          76
U.S. Real Estate                                                    79
Value Equity                                                        83

FIXED INCOME PORTFOLIO:
Emerging Markets Debt                                               86

MONEY MARKET PORTFOLIOS:
Money Market                                                        91
Municipal Money Market                                              93

STATEMENTS OF OPERATIONS                                            97
STATEMENTS OF CHANGES IN NET ASSETS                                101
FINANCIAL HIGHLIGHTS                                               112
NOTES TO FINANCIAL STATEMENTS                                      132
INDEPENDENT AUDITOR'S REPORT                                       141
FEDERAL INCOME TAX INFORMATION                                     142
DIRECTOR AND OFFICER INFORMATION                                   143

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or SAI, which contains more complete information such as charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call 1-(800)-548-7786. Please read the prospectuses carefully before you invest or send money. Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

2003 ANNUAL REPORT

December 31, 2003


                 (This page has been left blank intentionally.)

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003


Dear Shareholders:


We are pleased to present to you the Fund's Annual Report for the year ended December 31, 2003. Our Fund currently offers 21 portfolios providing investors with a full array of global and domestic equity and fixed-income products. The Fund's portfolios, together with the portfolios of the Morgan Stanley Institutional Fund Trust, provide investors with a means to help them meet specific investment needs and to allocate their investments among equities (e.g., value and growth; small, medium, and large capitalization), fixed income (e.g., short, medium, and long duration; investment grade and high yield) and cash (e.g., money market).


Sincerely,


/s/ Ronald E. Robison

Ronald E. Robison
Executive Vice President and Principal Executive Officer

January 2004

2003 ANNUAL REPORT

December 31, 2003

PERFORMANCE SUMMARY (UNAUDITED)

                                                                                                   ONE YEAR
                                                          INCEPTION DATES                        TOTAL RETURN
-------------------------------------------------------------------------------------------------------------------------
                                                                                                             COMPARABLE
                                                        CLASS A      CLASS B      CLASS A       CLASS B         INDICES
-------------------------------------------------------------------------------------------------------------------------
GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS:
   Active International Allocation                      1/17/92       1/2/96        33.65%        33.13%        38.59%(1)
   Asian Real Estate                                    10/1/97      10/1/97        42.76         42.42         47.43(2)
   Emerging Markets                                     9/25/92       1/2/96        55.08         54.31         55.82(3)
   European Real Estate                                 10/1/97      10/1/97        42.41         42.06         45.03(4)
   European Value Equity                                 4/2/93       1/2/96        30.15         29.80         38.54(5)
   Global Franchise                                    11/28/01     11/28/01        27.92         27.62         33.11(6)
   Global Value Equity                                  7/15/92       1/2/96        29.21         28.95         33.11(6)
   International Equity                                  8/4/89       1/2/96        32.82         32.46         38.59(1)
   International Magnum                                 3/15/96      3/15/96        29.07         28.49         38.59(1)
   International Small Cap                             12/15/92           --        48.32            --         61.35(7)
   Japanese Value Equity                                4/25/94       1/2/96        31.97         31.59         35.91(8)
   Latin American                                       1/18/95       1/2/96        59.35         58.90         73.51(9)
-------------------------------------------------------------------------------------------------------------------------

U.S. EQUITY PORTFOLIOS:
   Equity Growth*                                        4/2/91       1/2/96        26.41         26.13         28.68(10)
   Focus Equity*                                         3/8/95       1/2/96        30.99         30.62         28.68(10)
   Small Company Growth                                 11/1/89       1/2/96        44.13         43.80         48.54(11)
   Technology*                                          9/16/96      9/16/96        46.94         46.44         50.01(12)
   U.S. Real Estate                                     2/24/95       1/2/96        37.61         37.23         37.13(13)
   Value Equity                                         1/31/90       1/2/96        31.05         30.86         30.03(14)
-------------------------------------------------------------------------------------------------------------------------

FIXED INCOME PORTFOLIO:
   Emerging Markets Debt                                 2/1/94       1/2/96        28.46         28.34         25.66(15)
-------------------------------------------------------------------------------------------------------------------------

MONEY MARKET PORTFOLIOS:
   Money Market                                        11/15/88           --           --            --            --
   Municipal Money Market                               2/10/89           --           --            --            --


YIELD INFORMATION AS OF DECEMBER 31, 2003

                                                    7 DAY           7 DAY      30 DAY         30 DAY
                                                  CURRENT       EFFECTIVE     CURRENT     COMPARABLE
                                                   YIELD+          YIELD+     YIELD++          YIELD
----------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIOS:
   Money Market                                      0.61%           0.61%      0.59%           0.53%(16)
   Municipal Money Market                            0.67            0.67       0.54            0.51(17)

+ The 7 day current yield and 7 day effective yield assume an annualization of the current yield with all dividends reinvested. As with all money market portfolios, yields will fluctuate as market conditions change and the 7 day yields are not necessarily indicative of future performance.

++ The current 30 day yield reflects the net investment income generated by the Portfolio over a specified 30 day period expressed as an annual percentage. Expenses accrued for the 30 day period include any fees charged to all shareholders. Yields will fluctuate as market conditions change and are not necessarily indicative of future performance.

* Performance was positively impacted due to the receipt of proceeds from the settlement of class action suits involving, primarily, one of the Portfolio's holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

PERFORMANCE SUMMARY (CONT'D)

                                                          FIVE YEAR                             TEN YEAR
                                                 AVERAGE ANNUAL TOTAL RETURN          AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------------------------------------------
                                                                    COMPARABLE                         COMPARABLE
                                              CLASS A   CLASS B        INDICES     CLASS A   CLASS B      INDICES
-------------------------------------------------------------------------------------------------------------------
GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS:
   Active International Allocation              0.76%     0.44%       (0.05)%(1)    5.05%       --         4.47%(1)
   Asian Real Estate                            6.67      6.42         7.57(2)        --        --           --(2)
   Emerging Markets                            11.28     11.25        10.45(3)      1.09        --         0.11(3)
   European Real Estate                        12.89     12.57        13.67(4)        --        --           --(4)
   European Value Equity                        3.77      3.49        (0.78)(5)     8.80        --         8.71(5)
   Global Franchise                               --        --           --(6)        --        --           --(6)
   Global Value Equity                          2.61      2.36        (0.77)(6)     9.66        --         7.14(6)
   International Equity                         8.01      7.77        (0.05)(1)    11.52        --         4.47(1)
   International Magnum                         0.32      0.04        (0.05)(1)       --        --           --(1)
   International Small Cap                     12.86        --         6.37(7)      9.12        --         1.38(7)
   Japanese Value Equity                        0.50      0.25        (0.02)(8)       --        --           --(8)
   Latin American                              12.37     12.06        12.11(9)        --        --           --(9)
-------------------------------------------------------------------------------------------------------------------

U.S. EQUITY PORTFOLIOS:
   Equity Growth*                              (0.81)    (1.06)       (0.57)(10)   11.40        --        11.07(10)
   Focus Equity*                                0.46      0.22        (0.57)(10)      --        --           --(10)
   Small Company Growth                        12.55     12.29         0.86(11)    13.41        --         5.43(11)
   Technology*                                 (4.15)    (4.33)       (1.79)(12)      --        --           --(12)
   U.S. Real Estate                            13.98     13.65        14.35(13)       --        --           --(13)
   Value Equity                                 5.21      4.99         3.56(14)    11.09        --        11.88(14)
-------------------------------------------------------------------------------------------------------------------

FIXED INCOME PORTFOLIO:
   Emerging Markets Debt                       18.17     17.72        15.40(15)       --        --           --(15)
-------------------------------------------------------------------------------------------------------------------

MONEY MARKET PORTFOLIOS:
   Money Market                                   --        --           --           --        --           --
   Municipal Money Market                         --        --           --           --        --           --

                                                              SINCE INCEPTION
                                                         AVERAGE ANNUAL TOTAL RETURN
----------------------------------------------------------------------------------------------
                                                        COMPARABLE               COMPARABLE
                                                         INDICES -                INDICES -
                                              CLASS A      CLASS A   CLASS B        CLASS B
----------------------------------------------------------------------------------------------
GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS:
   Active International Allocation              6.20%        5.46%     4.85%          3.25%(1)
   Asian Real Estate                           (0.40)       (2.48)    (0.68)         (2.48)(2)
   Emerging Markets                             6.88         5.91      3.63           1.68(3)
   European Real Estate                        10.15        10.73      9.87          10.73(4)
   European Value Equity                       10.77         9.95      7.77           7.93(5)
   Global Franchise                            19.42         3.96     19.03           3.96(6)
   Global Value Equity                         11.65         7.98      8.57           5.76(6)
   International Equity                        11.14         3.51     11.05           3.25(1)
   International Magnum                         2.99         3.38      2.71           3.38(1)
   International Small Cap                     12.04         4.17        --             --(7)
   Japanese Value Equity                       (0.57)       (3.69)    (0.32)         (4.67)(8)
   Latin American                               9.00         6.15     10.55           7.67(9)
----------------------------------------------------------------------------------------------

U.S. EQUITY PORTFOLIOS:
   Equity Growth*                              10.84        10.98      8.48           9.28(10)
   Focus Equity*                               13.82        11.77     10.12           9.28(10)
   Small Company Growth                        13.16         7.10     12.73           3.59(11)
   Technology*                                  8.65         7.36      8.43           7.36(12)
   U.S. Real Estate                            15.71        13.29     14.32          12.83(13)
   Value Equity                                10.88        12.31      9.80          10.68(14)
----------------------------------------------------------------------------------------------

FIXED INCOME PORTFOLIO:
   Emerging Markets Debt                       11.36        10.96     12.48          13.27(15)
----------------------------------------------------------------------------------------------

MONEY MARKET PORTFOLIOS:
   Money Market                                   --           --        --             --
   Municipal Money Market                         --           --        --             --

INDICES:

 (1)  MSCI EAFE (Europe, Australasia, and Far East)
 (2)  GPR General Real Estate Securities Index - Far East
 (3)  MSCI Emerging Markets Free
 (4)  GPR General Real Estate Securities Index - Europe
 (5)  MSCI Europe
 (6)  MSCI World
 (7)  MSCI EAFE Small Cap Total Return
 (8)  MSCI Japan
 (9)  MSCI Emerging Markets Free Latin America
(10)  S&P 500
(11)  Russell 2000 Growth
(12)  NASDAQ Composite
(13)  National Association of Real Estate Investment Trusts (NAREIT) Equity
(14)  Russell 1000 Value
(15)  J.P. Morgan Emerging Markets Bond Global
(16)  iMoneyNet Money Fund Comparable Yield
(17)  iMoneyNet Municipal Money Fund Comparable Yield

Past performance should not be construed as a guarantee of future performance and assumes that all dividends and distributions, if any, were reinvested. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investments in the Money Market or Municipal Money Market Portfolios are neither insured nor guaranteed by the Federal Deposit Insurance Corporation. Although the Money Market and Municipal Money Market Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these portfolios. Please read the Portfolios' prospectuses carefully before you invest or send money.

2003 ANNUAL REPORT

December 31, 2003

INVESTMENT OVERVIEW (UNAUDITED)

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

[CHART]

           COMPARISON OF THE CHANGE IN VALUE OF A $500,000* INVESTMENT
                                  OVER 10 YEARS

                          FISCAL YEAR ENDED DECEMBER 31


                              ACTIVE
                           INTERNATIONAL
              MSCI EAFE      ALLOCATION
                INDEX        PORTFOLIO - CLASS A
"1993"        $ 500,000     $   500,000
"1994"        $ 538,850     $   497,400
"1995"        $ 599,255     $   549,975
"1996"        $ 635,510     $   603,378
"1997"        $ 646,822     $   655,329
"1998"        $ 776,187     $   787,181
"1999"        $ 985,446     $ 1,006,192
"2000"        $ 845,791     $   855,565
"2001"        $ 664,453     $   704,729
"2002"        $ 558,539     $   612,339
"2003"        $ 774,080     $   818,391

* Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)

                                          TOTAL RETURNS(2)
                               ------------------------------------
                                             AVERAGE ANNUAL
                                       ----------------------------
                                 ONE     FIVE      TEN       SINCE
                                YEAR    YEARS    YEARS   INCEPTION
-------------------------------------------------------------------
Portfolio - Class A (3)        33.65%    0.76%   5.05%        6.20%
Index - Class A                38.59    (0.05)   4.47         5.46
Portfolio - Class B (4)        33.13     0.44     N/A         4.85
Index - Class B                38.59    (0.05)    N/A         3.25

(1) The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)   Commenced operations on January 17, 1992
(4)   Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Active International Allocation Portfolio seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by the investment adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

PERFORMANCE

For the year ended December 31, 2003, the Portfolio had a total return of 33.65% for the Class A shares and 33.13% for the Class B shares compared to 38.59% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index").

FACTORS AFFECTING PERFORMANCE

   - In 2003, global equities posted their strongest gain in over 15 years. The MSCI World index rose more than 33% and every MSCI country (20+) and sector (10) had positive performance.

   - Given that environment, however, the gains came in spurts. In the first quarter, Europe, Japan, and Hong Kong hit multi-year lows, followed by an amazingly strong second quarter (the Index 19% in U.S. dollars), a third quarter pause (except for Japan and Asia), and then a whopping 31% increase in Germany in the fourth quarter (20% for Europe overall), while Japan ended in line with its second quarter highs.

   - The Portfolio's overweight position (relative to the Index) in developed Asia, specifically Japan, Hong Kong, and Singapore, detracted from relative returns, while an allocation of roughly 3% of the Portfolio to some of the Asian emerging markets (Thailand, China, and India) somewhat offset this, and contributed to performance.

   - In Europe, an above benchmark allocation to Germany was positive, but was not enough to overcome the drag from an underweight position in the United Kingdom (18.2%). From a sector perspective, overweight positions in materials and energy added to returns; underweight allocations to financials and telecommunications services detracted from Portfolio performance.

MANAGEMENT STRATEGIES

   -  We reduced the Portfolio's overweight position in Asia ex-Japan.

   - We added to the Portfolio's positions in Continental Europe, particularly France and Germany. This resulted in a large part from a trip to Germany-wherein it became clear from policy leaders (and from the Morgan Stanley Economics team on the ground) that Germany was serious about the reform Agenda 2010. In the fourth quarter, economic growth in Europe steadily accelerated out of its mild first half of 2003 recession and business confidence surveys (e.g. German IFO and Belgian BNB) improved quite dramatically.

January 2004

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

STATEMENT OF NET ASSETS

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                                                         VALUE
                                                      SHARES             (000)
------------------------------------------------------------------------------
COMMON STOCKS (84.5%)
AUSTRALIA (3.5%)
Alumina Ltd.                                          56,634   $           280
Amcor Ltd.                                         (c)41,326               257
AMP Ltd.                                              64,643               243
Ansell Ltd.                                            6,268                30
Australia & New Zealand Banking Group Ltd.            31,242               415
Australian Gas Light Co., Ltd.                        22,603               191
BHP Billiton Ltd.                                    173,259             1,588
BlueScope Steel Ltd.                                  42,780               180
Boral Ltd.                                            13,558                52
Brambles Industries Ltd.                           (c)48,120               191
Centro Properties Group                               14,703                44
CFS Gandel Retail Trust                               32,671                33
Coca-Cola Amatil Ltd.                                 24,502               115
Coles Myer Ltd.                                       52,212               297
Commonwealth Bank of Australia                        25,815               572
CSL Ltd.                                               6,454                87
CSR Ltd.                                              24,666                34
Foster's Group Ltd.                                   99,230               336
General Property Trust                                42,779                96
Insurance Australia Group Ltd.                        36,721               117
Investa Property Group                                27,715                41
James Hardie Industries N.V.                          10,751                56
John Fairfax Holdings Ltd.                            46,580               123
Leighton Holdings Ltd.                                16,450               146
Lend Lease Corp., Ltd.                                 8,959                68
Macquarie Bank Ltd.                                    4,516               121
Macquarie Infrastructure Group                        92,924               238
Mayne Group Ltd.                                      43,767               107
Mirvac Group                                          16,593                54
National Australia Bank Ltd.                          31,659               713
Newcrest Mining Ltd.                                  17,840               174
News Corp., Ltd.                                      69,032               622
News Corp., Ltd. (Limited Voting Shares)           (c)98,153               738
OneSteel Ltd.                                         18,129                28
Orica Ltd.                                            14,905               156
Origin Energy Ltd.                                    15,058                54
PaperlinX Ltd.                                        20,637                77
Patrick Corp., Ltd.                                    9,067               100
QBE Insurance Group Ltd.                              13,859               110
Rinker Group Ltd.                                     21,090               104
Rio Tinto Ltd.                                     (c)14,944               418
Santos Ltd.                                           30,380               157
Sonic Healthcare Ltd.                                  6,667                35
Southcorp Ltd.                                        34,621                70
Stockland                                             25,570               100
Stockland (New)                                        1,546                 6
Suncorp-Metway Ltd.                                   11,598               108
TABCORP Holdings Ltd.                                 18,666               158
Telstra Corp., Ltd.                                  104,925               380
Transurban Group                                      26,160                88
Wesfarmers Ltd.                                       18,263               364
Westfield Holdings Ltd.                                9,237                97
Westfield Trust                                       48,057               129
Westfield Trust (New)                               (a)3,961                10
Westpac Banking Corp.                                 36,508   $           439
WMC Resources Ltd.                                 (a)56,887               241
Woodside Petroleum Ltd.                               23,173               258
Woolworths Ltd.                                       48,044               426
------------------------------------------------------------------------------
                                                                        12,472
==============================================================================
AUSTRIA (0.3%)
Bank Austria Creditanstalt AG                       (a)2,579               131
Boehler-Uddeholm AG                                      464                31
Erste Bank der Oesterreichischen
   Sparkassen AG                                       2,087               257
Flughafen Wien AG                                        751                35
IMMOFINANZ Immobilien Anlagen AG                   (a)13,458               107
Mayr-Melnhof Karton AG                                   300                36
OMV AG                                                   946               141
RHI AG                                              (a)1,264                24
Telekom Austria AG                                 (a)13,990               173
VA Technologie AG                                     (a)600                19
Verbund-Oesterreichische
   Elektrizitaetswirtschafts AG, Class A                 250                29
Voestalpine AG                                         1,531                62
Wienerberger AG                                     (c)2,301                61
------------------------------------------------------------------------------
                                                                         1,106
==============================================================================
BELGIUM (0.7%)
AGFA-Gevaert N.V.                                      7,790               221
Bekaert S.A.                                             329                21
Dexia                                              (c)37,624               647
Electrabel S.A.                                          708               222
Fortis                                                46,259               928
KBC Bankverzekeringsholding                         (c)3,312               154
Solvay S.A.                                            2,883               249
UCB S.A.                                               2,261                85
Umicore                                                  398                28
------------------------------------------------------------------------------
                                                                         2,555
==============================================================================
DENMARK (0.3%)
Danske Bank A/S                                       34,445               806
Group 4 Falck A/S                                        900                18
ISS A/S                                                  500                25
Novo-Nordisk A/S, Class B                              6,900               280
Novozymes A/S, Class B                                 1,114                41
Vestas Wind Systems A/S                             (c)1,900                31
------------------------------------------------------------------------------
                                                                         1,201
==============================================================================
FINLAND (0.8%)
Fortum Oyj                                            14,610               150
Kesko Oyj, Class B                                       558                10
Kone Oyj, Class B                                      3,046               174
Metso Oyj                                          (c)14,179               173
Nokia Oyj                                             55,855               963
Outokumpu Oyj                                         11,667               158
Sampo Oyj, Class A                                    13,305               137
Stora Enso Oyj, Class R                               32,405               435
TietoEnator Oyj                                        5,556               152
UPM-Kymmene Oyj                                       24,422               465
Uponor Oyj                                               957                30

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

STATEMENT OF NET ASSETS (CONT'D)

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                                                         VALUE
                                                      SHARES             (000)
------------------------------------------------------------------------------
FINLAND (CONT'D)
Wartsila Oyj, Class B                               (c)2,976   $            57
------------------------------------------------------------------------------
                                                                         2,904
==============================================================================
FRANCE (6.7%)
Accor S.A.                                             7,231               326
Air France                                             3,149                48
Alcatel S.A.                                    (a)(c)18,624               239
Alstom                                           (a)(c)2,427                 4
Arcelor                                               17,133               298
Aventis S.A.                                       (c)25,081             1,653
AXA                                                   48,302             1,031
BNP Paribas S.A.                                      26,718             1,678
Bouygues S.A.                                         14,780               515
Business Objects S.A.                                 (a)662                23
Cap Gemini S.A.                                  (a)(c)4,233               187
Carrefour S.A.                                     (c)10,371               568
Casino Guichard Perrachon S.A.                      (c)1,367               133
Cie de Saint-Gobain                                   22,364             1,092
CNP Assurances                                         2,289               119
Credit Agricole S.A.                                   7,840               187
Dassault Systemes S.A.                                   828                38
Essilor International S.A.                             1,185                61
France Telecom S.A.                                (a)39,514             1,126
Groupe Danone                                          2,720               443
Imerys S.A.                                              610               128
L'Air Liquide S.A.                                  (c)4,180               736
Lafarge S.A.                                        (c)6,223               553
Lagardere S.C.A.                                    (c)4,493               259
LVMH Moet Hennessy Louis Vuitton S.A.                 14,391             1,044
Michelin (CGDE), Class B                               4,885               224
Peugeot S.A.                                           6,727               342
Publicis Groupe                                        3,199               103
Renault S.A.                                           6,079               418
Sagem S.A.                                               247                26
Sanofi-Synthelabo S.A.                                13,026               978
Schneider Electric S.A.                            (c)12,513               817
Societe BIC S.A.                                       1,806                83
Societe Generale                                      10,233               901
Societe Television Francaise 1                         3,990               139
Sodexho Alliance S.A.                                  4,221               127
Suez S.A.                                             23,208               465
Technip S.A.                                             157                17
Thales S.A.                                            8,154               273
Total S.A., Class B                                   28,373             5,261
Valeo S.A.                                             2,635               105
Veolia Environnement                                   4,022               108
Vinci S.A.                                             2,953               244
Vivendi Universal S.A.                             (a)34,142               828
Wanadoo                                             (a)9,345                76
Zodiac S.A.                                              458                13
------------------------------------------------------------------------------
                                                                        24,037
==============================================================================
GERMANY (6.1%)
Adidas-Salomon AG                                        774                88
Allianz AG                                            14,119             1,777
Altana AG                                              1,090                65
BASF AG                                               23,021   $         1,291
Bayer AG                                              27,979               817
Bayerische Hypo-und Vereinsbank AG              (a)(c)29,948               691
Beiersdorf AG                                          3,670               444
Celesio AG                                          (c)1,121                54
Commerzbank AG                                        35,493               694
Continential AG                                        4,600               174
DaimlerChrysler AG                                    30,838             1,435
Deutsche Bank AG (Registered)                         26,399             2,182
Deutsche Boerse AG                                     7,587               414
Deutsche Lufthansa AG (Registered)                 (c)30,150               502
Deutsche Post AG (Registered)                         19,839               408
Deutsche Telekom AG (Registered)                   (a)80,420             1,468
Douglas Holding AG                                       878                24
E. ON AG                                              23,651             1,539
Epcos AG                                              (a)292                 7
Fresenius Medical Care AG                           (c)1,633               116
HeidelbergCement AG                                 (a)1,471                62
Henkel KGaA (Non-Voting Shares)                          331                26
KarstadtQuelle AG                                        814                20
Linde AG                                               4,461               240
MAN AG                                                 4,599               139
Merck KGaA                                             1,765                73
Metro AG                                               2,391               105
Muenchener Rueckversicherungs AG
  (Registered)                                         3,478               421
Porsche AG (Non-Voting Shares)                           289               171
ProSiebenSat.1 Media AG (Non-Voting Shares)            2,100                35
Puma AG Rudolf Dassler Sport                             302                53
RWE AG                                                12,566               496
SAP AG                                                 4,937               827
Schering AG                                            4,281               216
Siemens AG (Registered)                            (c)49,516             3,955
ThyssenKrupp AG                                    (c)13,373               264
TUI AG                                              (c)4,635                96
Volkswagen AG                                          8,096               450
Volkswagen AG (Non-Voting Shares)                      3,949               143
------------------------------------------------------------------------------
                                                                        21,982
==============================================================================
GREECE (0.1%)
Alpha Bank A.E.                                        5,100               154
EFG Eurobank Ergasias S.A.                             3,200                62
National Bank of Greece S.A.                           8,641               225
Titan Cement Co. S.A.                                  1,200                49
------------------------------------------------------------------------------
                                                                           490
==============================================================================
HONG KONG (2.9%)
Aluminum Corp. of China Ltd.                      (c)378,000               287
Bank of East Asia Ltd.                                65,583               201
Beijing Capital International Airport Co.,
  Ltd.                                               186,000                64
Beijing Datang Power Generation Co., Ltd.,
  Class H                                         (c)198,000               142
BOC Hong Kong Holdings Ltd.                          124,500               234
Cathay Pacific Airways Ltd.                           48,000                91
Cheung Kong Holdings Ltd.                             70,000               557
Cheung Kong Infrastructure Holdings Ltd.              26,000                58
China Eastern Airlines Corp., Ltd., Class H       (a)216,000                37
China Petroleum & Chemical Corp., Class H       (c)2,310,000             1,034

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

STATEMENT OF NET ASSETS (CONT'D)

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                                                         VALUE
                                                      SHARES             (000)
------------------------------------------------------------------------------
HONG KONG (CONT'D)
China Shipping Development Co., Ltd., Class H        178,000   $           132
China Southern Airlines Co., Ltd., Class H     (a)(c)162,000                69
China Telecom Corp., Ltd.                       (c)1,106,000               456
CLP Holdings Ltd.                                     82,300               392
Esprit Holdings Ltd.                                  41,000               137
Guangshen Railway Co., Ltd.                          198,000                56
Hang Lung Properties Ltd.                          (c)57,000                73
Hang Seng Bank Ltd.                                (c)33,100               435
Henderson Land Development Co., Ltd.                  32,000               141
Hong Kong & China Gas Co., Ltd.                      181,079               276
Hong Kong Exchanges & Clearing Ltd.                   49,000               106
HongKong Electric Holdings Ltd.                       64,500               255
Hopewell Holdings Ltd.                                15,000                23
Huadian Power International Co., Class H             335,000               140
Huaneng Power International, Inc., Class H           210,000               364
Hutchison Whampoa Ltd.                               102,200               754
Hysan Development Co., Ltd.                           11,000                17
Jiangsu Express Co., Ltd., Class H                   168,000                89
Jiangxi Copper Co., Ltd., Class H                    159,000                88
Johnson Electric Holdings Ltd.                        69,000                88
Li & Fung Ltd.                                        75,000               129
MTR Corp.                                             63,850                84
New World Development Ltd.                            64,179                52
PCCW Ltd.                                      (a)(c)146,411                95
PetroChina Co., Ltd., Class H                      2,420,000             1,387
Qingling Motors Co., Class H                         170,000                34
SCMP Group Ltd.                                       18,000                 8
Shangri-La Asia Ltd.                               (c)52,802                50
Sino Land Co.                                      (c)45,466                26
Sinopec Shangai Petrochemical Co., Ltd.,
  Class H                                            320,000               142
Sinopec Yizheng Chemical Fibre Co., Ltd.,
  Class H                                            192,000                48
Sinotrans Ltd.                                       246,000               111
Sun Hung Kai Properties Ltd.                          62,000               513
Swire Pacific Ltd., Class A                           44,000               271
Techtronic Industries Co.                             21,000                58
Television Broadcasts Ltd.                             8,000                40
Travelsky Technology Ltd.                             43,000                46
Tsingtao Brewing Co., Ltd., Class H                   56,000                66
Wharf Holdings Ltd.                                   57,600               160
Yanzhou Coal Mining Co., Ltd.                        140,000               142
Yue Yuen Industrial Holdings Ltd.                     22,000                61
Zhejiang Expressway Co., Ltd., Class H            (c)197,000               138
------------------------------------------------------------------------------
                                                                        10,457
==============================================================================
INDIA (1.1%)
Bajaj Auto Ltd.                                        3,800                95
Dr. Reddy's Laboratories Ltd.                          5,500               172
GAIL India Ltd.                                       22,300               127
Grasim Industries Ltd.                                 1,900                42
HDFC Bank Ltd.                                        10,100                81
Hero Honda Motors Ltd.                                 8,500                84
Hindalco Industries Ltd.                               5,700               176
Hindustan Lever Ltd.                                  71,500               321
Hindustan Petroleum Corp.                             10,200                98
Housing Development Finance Corp.                     14,200   $           200
ICICI Bank, Ltd.                                      33,300               216
I-Flex Solutions Ltd.                                  2,100                39
Infosys Technologies Ltd.                              3,200               390
ITC Ltd.                                               7,600               164
Larsen & Toubro Ltd.                                  23,600               273
Mahanagar Telephone Nigam Ltd.                         6,900                21
Maruti Udyog Ltd.                                   (a)4,000                33
Ranbaxy Laboratories Ltd.                              7,800               188
Reliance Industries Ltd.                              49,300               619
Satyam Computer Services Ltd.                         17,300               139
Tata Iron & Steel Co., Ltd.                           15,700               153
Tata Motors Ltd.                                      11,300               112
Wipro Ltd.                                             1,900                72
------------------------------------------------------------------------------
                                                                         3,815
==============================================================================
IRELAND (0.4%)
Allied Irish Banks plc                                26,996               431
Bank of Ireland (London Shares)                       30,894               420
CRH plc                                                7,082               145
CRH plc (London Shares)                                4,100                84
DCC plc                                                1,800                24
Grafton Group plc                                   (a)3,800                26
Independent News & Media plc                           8,500                20
Irish Life & Permanent plc                             5,600               127
------------------------------------------------------------------------------
                                                                         1,277
==============================================================================
ITALY (1.6%)
Alleanza Assicurazioni S.p.A.                          9,219               101
Assicurazioni Generali S.p.A.                         12,129               320
Autogrill S.p.A.                                    (a)3,112                44
Banca Fideuram S.p.A.                                  4,060                24
Banca Intesa S.p.A.                                   99,599               388
Banca Intesa S.p.A. RNC                                7,091                20
Banca Monte dei Paschi di Siena S.p.A.                 7,569                24
Banca Nazionale del Lavoro S.p.A.                  (a)10,534                25
Banca Popolare di Milano Scrl                          2,773                18
Banco Popolare di Verona e Novara Scrl                10,497               177
Benetton Group S.p.A.                               (c)2,526                29
Enel S.p.A.                                           39,571               268
ENI S.p.A.                                            63,879             1,202
Fiat S.p.A.                                         (a)9,237                71
Finmeccanica S.p.A.                                   64,703                51
Italcementi S.p.A.                                  (c)2,528                32
Mediaset S.p.A.                                       18,783               223
Mediobanca S.p.A.                                      6,362                69
Mediolanum S.p.A.                                      3,051                24
Pirelli & C. S.p.A.                                   52,675                54
Riunione Adriatica di Sicurta S.p.A.                   3,906                66
Sanpaolo IMI S.p.A.                                   38,756               504
Seat Pagine Gialle S.p.A.                          (a)60,586                58
Snam Rete Gas S.p.A.                                   2,328                10
SNIA S.p.A.                                            7,597                19
Telecom Italia S.p.A.                          (a)(c)210,889               623
Telecom Italia S.p.A. RNC                         (a)129,017               262
TIM S.p.A.                                            77,360               419
Tiscali S.p.A.                                        (a)629                 4

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

STATEMENT OF NET ASSETS (CONT'D)

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                                                         VALUE
                                                      SHARES             (000)
------------------------------------------------------------------------------
ITALY (CONT'D)
UniCredito Italiano S.p.A.                           130,103   $           700
------------------------------------------------------------------------------
                                                                         5,829
==============================================================================
JAPAN (20.3%)
Advantest Corp.                                        1,590               126
Aeon Co., Ltd.                                         4,300               144
Ajinomoto Co., Inc.                                   41,400               475
Alps Electric Co., Ltd.                                6,000                88
Amada Co., Ltd.                                       13,000                68
Asahi Breweries Ltd.                                  20,800               189
Asahi Glass Co., Ltd.                              (c)67,800               556
Asahi Kasei Corp.                                     66,000               358
Asatsu-DK, Inc.                                        2,200                57
Bellsystem 24, Inc.                                      130                27
Benesse Corp.                                          3,200                78
Bridgestone Corp.                                     49,000               658
Canon, Inc.                                           31,600             1,469
Casio Computer Co., Ltd.                           (c)24,800               262
Central Japan Railway Co.                                 88               759
Chubu Electric Power Co., Inc.                         6,500               135
Chugai Pharmaceutical Co., Ltd.                       21,100               303
Citizen Watch Co., Ltd.                            (c)10,000                92
COMSYS Holdings Corp.                               (a)1,000                 6
CSK Corp.                                           (c)2,600                94
Dai Nippon Printing Co., Ltd.                         23,600               331
Daicel Chemical Industries Ltd.                     (c)8,000                33
Daiichi Pharmaceutical Co., Ltd.                   (c)15,900               286
Daikin Industries Ltd.                                 9,600               221
Dainippon Ink & Chemicals, Inc.                       34,000                65
Daito Trust Construction Co., Ltd.                     6,400               190
Daiwa House Industry Co., Ltd.                        33,600               357
Daiwa Securities Group, Inc.                         165,000             1,120
Denki Kagaku Kogyo KK                                 22,000                71
Denso Corp.                                           38,550               758
Dowa Mining Co., Ltd.                              (c)12,000                64
East Japan Railway Co.                                   196               922
Ebara Corp.                                           20,800                90
Eisai Co., Ltd.                                       16,200               436
Fanuc Ltd.                                            10,300               616
Fast Retailing Co., Ltd.                                 300                18
Fuji Photo Film Co., Ltd.                             28,000               902
Fuji Television Network, Inc.                             10                54
Fujikura Ltd.                                         10,000                59
Fujisawa Pharmaceutical Co., Ltd.                     12,600               268
Fujitsu Ltd.                                       (a)64,200               378
Furukawa Electric Co., Ltd.                        (c)33,800               112
Hankyu Department Stores, Inc.                         2,000                13
Hirose Electric Co., Ltd.                              1,200               137
Hitachi Ltd.                                         111,000               668
Honda Motor Co., Ltd.                              (c)52,304             2,319
Hoya Corp.                                             4,100               376
Isetan Co., Ltd.                                       2,700                30
Ishihara Sangyo Kaisha Ltd.                      (a)(c)9,000                18
Ishikawajima-Harima Heavy Industries Co., Ltd         42,000                60
Ito-Yokado Co., Ltd.                                   5,000               157
Itochu Corp.                                          65,000               214
Japan Airlines System Corp.                           51,000   $           134
Japan Tobacco, Inc.                                       29               212
JFE Holdings, Inc.                                    22,700               618
JGC Corp.                                              7,000                73
JSR Corp.                                              8,000               178
Kajima Corp.                                       (c)63,400               205
Kaken Pharmaceutical Co., Ltd.                         2,000                10
Kaneka Corp.                                          13,000                97
Kansai Electric Power Co., Inc. (The)                 27,000               472
Kao Corp.                                             36,000               731
Kawasaki Heavy Industries Ltd.                     (c)42,000                52
Kawasaki Kisen Kaisha Ltd.                             3,000                15
Keihin Electric Express Railway Co., Ltd.          (c)20,000               117
Keio Electric Railway Co., Ltd.                       11,000                57
Keyence Corp.                                          1,000               210
Kikkoman Corp.                                         4,000                28
Kinden Corp.                                           1,000                 5
Kintetsu Corp.                                  (a)(c)89,200               268
Kirin Brewery Co., Ltd.                            (c)58,400               497
Kokuyo Co., Ltd.                                       3,600                39
Komatsu Ltd.                                          60,400               383
Konami Corp.                                           4,900               142
Konica Minolta Holdings, Inc.                          7,000                94
Kubota Corp.                                          85,000               350
Kuraray Co., Ltd.                                     18,000               152
Kurita Water Industries Ltd.                           3,600                43
Kyocera Corp.                                          6,300               419
Kyowa Hakko Kogyo Co., Ltd.                           23,600               150
Kyushu Electric Power Co., Inc.                        4,300                74
Lawson, Inc.                                             200                 7
Mabuchi Motor Co., Ltd.                                1,100                85
Marubeni Corp.                                     (c)65,000               124
Marui Co., Ltd.                                       10,300               130
Matsushita Electric Industrial Co., Ltd.             110,000             1,518
Matsushita Electric Works Ltd.                      (c)7,000                63
Meiji Seika Kaisha Ltd.                             (c)9,000                36
Meitec Corp.                                           1,400                54
Millea Holdings, Inc.                                     72               939
Minebea Co., Ltd.                                  (c)14,000                71
Mitsubishi Chemical Corp.                             95,000               247
Mitsubishi Corp.                                      64,000               677
Mitsubishi Electric Corp.                            110,800               459
Mitsubishi Estate Co., Ltd.                        (c)53,000               502
Mitsubishi Heavy Industries Ltd.                     191,000               530
Mitsubishi Logistics Corp.                             4,000                33
Mitsubishi Rayon Co., Ltd.                            26,000                97
Mitsubishi Tokyo Financial Group, Inc.                   272             2,118
Mitsui & Co., Ltd.                                    67,800               545
Mitsui Chemicals, Inc.                                25,000               146
Mitsui Fudosan Co., Ltd.                           (c)37,400               337
Mitsui Mining & Smelting Co., Ltd.                    30,000               124
Mitsui OSK Lines Ltd.                                  4,000                19
Mitsui Sumitomo Insurance Co., Ltd.                  132,000             1,082
Mitsui Trust Holdings, Inc.                        (a)86,545               483
Murata Manufacturing Co., Ltd.                         8,700               469
Namco Ltd.                                               300                 8

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

STATEMENT OF NET ASSETS (CONT'D)

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                                                         VALUE
                                                      SHARES             (000)
------------------------------------------------------------------------------
JAPAN (CONT'D)
NEC Corp.                                             57,400   $           422
NGK Insulators Ltd.                                   23,600               176
NGK Spark Plug Co., Ltd.                              17,000               138
Nidec Corp.                                            1,200               114
Nikko Cordial Corp.                                   54,000               300
Nikon Corp.                                         (a)6,000                90
Nintendo Co., Ltd.                                     6,400               596
Nippon Express Co., Ltd.                              48,800               230
Nippon Meat Packers, Inc.                             13,600               133
Nippon Mining Holdings, Inc.                          13,000                45
Nippon Oil Corp.                                      78,800               401
Nippon Sheet Glass Co., Ltd.                          19,000                55
Nippon Steel Corp.                                (c)361,000               773
Nippon Telegraph & Telephone Corp.                       376             1,810
Nippon Unipac Holding Corp.                               42               216
Nippon Yusen Kabushiki Kaisha                         67,000               303
Nissan Chemical Industries Ltd.                        8,000                71
Nissan Motor Co., Ltd.                               144,700             1,650
Nisshin Seifun Group, Inc.                             5,000                44
Nisshinbo Industries, Inc.                             4,000                22
Nissin Food Products Co., Ltd.                         3,700                92
Nitto Denko Corp.                                      8,100               430
Nomura Holdings, Inc.                                112,000             1,904
NSK Ltd.                                              40,000               146
NTN Corp.                                             22,000               105
NTT Data Corp.                                            58               219
NTT DoCoMo, Inc.                                         393               889
Obayashi Corp.                                        30,000               134
OJI Paper Co., Ltd.                                   66,400               428
Oki Electric Industry Co., Ltd.                    (a)27,000               105
Olympus Corp.                                          8,000               173
Omron Corp.                                            9,500               192
Onward Kashiyama Co., Ltd.                            10,000               121
Oracle Corp. Japan                                     2,100               109
Oriental Land Co., Ltd.                                4,000               246
Osaka Gas Co., Ltd.                                   66,600               180
Pioneer Corp.                                       (c)9,254               255
Ricoh Co., Ltd.                                       23,000               453
Rohm Co., Ltd.                                         2,600               304
Sanden Corp.                                           1,000                 6
Sankyo Co., Ltd.                                      34,600               649
Sanyo Electric Co., Ltd.                           (c)98,000               511
Secom Co., Ltd.                                        7,600               283
Sekisui Chemical Co., Ltd.                            19,000                97
Sekisui House Ltd.                                    39,600               408
Seven-Eleven Japan Co., Ltd.                           5,000               151
Sharp Corp.                                           49,200               775
Shimamura Co., Ltd.                                      400                27
Shimano, Inc.                                          6,000               124
Shimizu Corp.                                         48,600               185
Shin-Etsu Chemical Co., Ltd.                          16,496               673
Shionogi & Co., Ltd.                                  21,000               390
Shiseido Co., Ltd.                                    22,000               267
Showa Denko K.K.                                       4,000                 9
Showa Shell Sekiyu K.K.                                9,900                80
Skylark Co., Ltd.                                   (c)7,700   $           127
SMC Corp.                                              3,500               435
Softbank Corp.                                     (c)12,900               394
Sompo Japan Insurance, Inc.                           48,000               394
Sony Corp.                                            41,397             1,430
Stanley Electric Co., Ltd.                             2,700                52
Sumitomo Bakelite Co., Ltd.                            8,000                52
Sumitomo Chemical Co., Ltd.                        (c)77,600               319
Sumitomo Corp.                                        42,400               316
Sumitomo Electric Industries Ltd.                     31,400               280
Sumitomo Metal Industries Ltd.                        17,000                17
Sumitomo Metal Mining Co., Ltd.                    (c)28,800               213
Sumitomo Realty & Development Co., Ltd.                2,000                18
Sumitomo Trust & Banking Co., Ltd. (The)           (c)90,000               528
Taiheiyo Cement Corp.                               (c)4,000                11
Taisei Corp.                                           4,000                15
Taisho Pharmaceutical Co., Ltd.                       22,800               407
Taiyo Yuden Co., Ltd.                                  4,000                52
Takara Holdings, Inc.                                  4,000                37
Takashimaya Co., Ltd.                               (c)4,000                29
Takeda Chemical Industries Ltd.                       61,000             2,415
Takuma Co., Ltd.                                       4,000                22
TDK Corp.                                              4,300               309
Teijin Ltd.                                        (c)48,400               142
Teikoku Oil Co., Ltd.                                  5,000                25
Terumo Corp.                                          11,700               222
THK Co., Ltd.                                       (c)1,200                24
TIS, Inc.                                              1,404                47
Tobu Railway Co., Ltd.                                48,400               173
Toho Co., Ltd.                                         3,700                47
Tohoku Electric Power Co., Inc.                       13,200               218
Tokyo Broadcasting System, Inc.                        7,200               114
Tokyo Electric Power Co., Inc. (The)                  38,600               845
Tokyo Electron Ltd.                                    3,600               273
Tokyo Gas Co., Ltd.                                   74,600               265
Tokyu Corp.                                        (c)54,400               279
TonenGeneral Sekiyu K.K.                               5,000                41
Toppan Printing Co., Ltd.                             22,600               235
Toray Industries, Inc.                                66,100               276
Toshiba Corp.                                        117,000               442
Tosoh Corp.                                           25,000                83
Tostem Inax Holding Corp.                             11,000               212
Toto Ltd.                                             30,600               259
Toyo Seikan Kaisha Ltd.                               11,000               153
Toyoba Co., Ltd.                                       4,000                 9
Toyoda Gosei Co., Ltd.                                   700                20
Toyota Industries Corp.                                4,850               103
Toyota Motor Corp.                                   150,400             5,071
Trend Micro, Inc.                                (a)(c)2,200                59
UFJ Holdings, Inc.                                    (a)252             1,209
Uni-Charm Corp.                                        2,300               113
UNY Co., Ltd.                                          2,000                20
Ushio, Inc.                                            1,000                17
Wacoal Corp.                                           4,000                33
West Japan Railway Co.                                    18                71
World Co., Ltd.                                     (c)1,500                48

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

STATEMENT OF NET ASSETS (CONT'D)

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                                                         VALUE
                                                      SHARES             (000)
------------------------------------------------------------------------------
JAPAN (CONT'D)
Yakult Honsha Co., Ltd.                                4,000   $            62
Yamada Denki Co., Ltd.                                (c)400                13
Yamaha Corp.                                           5,400               106
Yamaha Motor Co., Ltd.                                 2,000                22
Yamanouchi Pharmaceutical Co., Ltd.                   27,500               853
Yamato Transport Co., Ltd.                            15,000               176
Yamazaki Baking Co., Ltd.                           (c)4,000                33
Yokogawa Electric Corp.                             (c)3,000                43
------------------------------------------------------------------------------
                                                                        73,052
==============================================================================
MALAYSIA (0.0%)
Media Prima Bhd                                         (A)1               @--
------------------------------------------------------------------------------
NETHERLANDS (4.7%)
ABN AMRO Holding N.V.                                 68,400             1,596
Aegon N.V.                                            75,031             1,107
Akzo Nobel N.V.                                       12,431               479
DSM N.V.                                               2,246               110
Euronext N.V.                                          4,100               104
European Aeronautic Defense & Space Co.            (c)11,927               283
Hagemeyer N.V.                                         4,373                10
Heineken N.V.                                         22,522               855
ING Groep N.V. CVA                                    54,430             1,266
Koninklijke Philips Electronics N.V.                  59,778             1,741
OCE N.V.                                                 873                13
Reed Elsevier N.V.                                    28,684               355
Royal Dutch Petroleum Co.                             99,146             5,213
Royal KPN N.V.                                     (a)65,211               502
TPG N.V.                                              26,559               620
Unilever N.V. CVA                                     28,223             1,841
Vedior N.V. CVA                                        7,702               120
VNU N.V.                                               7,997               252
Wolters Kluwer N.V. CVA                               14,704               229
------------------------------------------------------------------------------
                                                                        16,696
==============================================================================
NEW ZEALAND (0.0%)
Carter Holt Harvey Ltd.                               50,568                62
Telecom Corp. of New Zealand Ltd.                     13,851                49
------------------------------------------------------------------------------
                                                                           111
==============================================================================
NORWAY (0.3%)
DNB NOR ASA                                        (c)13,299                89
Norsk Hydro ASA                                        7,419               456
Norske Skogindustrier ASA                              5,600               107
Orkla ASA                                              7,350               164
Statoil ASA                                           12,800               143
Tandberg ASA                                          (a)900                 7
Tomra Systems ASA                                      5,453                33
------------------------------------------------------------------------------
                                                                           999
==============================================================================
PORTUGAL (0.1%)
Banco Commercial Portugues S.A. (Registered)          31,810                71
Electricidade de Portugal S.A.                        15,231                40
Portugal Telecom SGPS S.A. (Registered)               38,617               388
PT Multimedia SGPS S.A.                               (a)416                 8
------------------------------------------------------------------------------
                                                                           507
==============================================================================
RUSSIA (1.0%)
LUKOIL ADR                                             7,100   $           660
MMC Norilsk Nickel ADR                                 9,900               645
Mosenergo ADR                                         22,500               151
OAO Gazprom ADR (Registered)                           4,400               112
Rostelecom ADR                                         6,046                76
Surgutneftegaz ADR                                    19,100               556
Unified Energy System ADR                             36,800             1,027
Vimpel Communications ADR                           (a)1,400               103
YUKOS ADR                                              7,973               340
------------------------------------------------------------------------------
                                                                         3,670
==============================================================================
SINGAPORE (0.3%)
City Developments Ltd.                                 6,719                24
ComfortDelgro Corp., Ltd.                             31,477                15
Creative Technology Ltd.                                 670                 7
DBS Group Holdings Ltd.                               18,612               161
Oversea-Chinese Banking Corp., Ltd.                   16,356               117
Overseas Union Enterprise Ltd.                         7,468                31
SembCorp Industries Ltd.                              29,493                22
Singapore Exchange Ltd.                               29,539                29
Singapore Press Holdings Ltd.                          8,536                95
Singapore Technologies Engineering Ltd.            (c)55,296                66
Singapore Telecommunications Ltd.                    144,872               167
United Overseas Bank Ltd.                             17,389               135
United Overseas Land Ltd. (London Shares)             28,851                33
Venture Corp., Ltd.                                    3,444                41
------------------------------------------------------------------------------
                                                                           943
==============================================================================
SPAIN (4.9%)
Abertis Infraestructuras S.A.                      (c)25,082               378
Acciona S.A.                                           4,707               286
Acerinox S.A.                                          3,505               165
Actividades de Construccion y Servicios S.A.          16,470               802
Altadis S.A.                                          16,139               457
Amadeus Global Travel Distribution S.A.,
  Class A                                          (c)29,509               191
Antena 3 Television S.A.                              (a)875                38
Banco Bilbao Vizcaya Argentaria S.A.              (c)148,850             2,050
Banco Popular Espanol S.A.                             3,129               186
Banco Santander Central Hispano S.A.                 200,193             2,365
Endesa S.A.                                        (c)48,397               928
Fomento de Construcciones y Contratas S.A.         (c)11,676               429
Gas Natural SDG S.A.                               (c)69,465             1,621
Grupo Ferrovial S.A.                               (c)10,600               370
Iberdrola S.A.                                     (c)41,862               825
Iberia Lineas Aereas de Espana S.A.                  108,062               310
Inditex S.A.                                           3,711                75
Indra Sistemas S.A.                                    1,725                22
Repsol YPF S.A.                                    (c)61,632             1,199
Sacyr Vallehermoso S.A.                               16,652               251
Sociedad General de Aguas de Barcelona S.A.        (c)10,447               156
Telefonica S.A.                                   (c)286,710             4,198
Union Fenosa S.A.                                  (c)10,802               202
------------------------------------------------------------------------------
                                                                        17,504
==============================================================================
SWEDEN (2.1%)
Alfa Laval AB                                          1,100                17

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

STATEMENT OF NET ASSETS (CONT'D)

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                                                         VALUE
                                                      SHARES             (000)
------------------------------------------------------------------------------
SWEDEN (CONT'D)
Assa Abloy AB, Class B                                12,527   $           149
Atlas Copco AB, Class A                               11,266               403
Atlas Copco AB, Class B                                6,099               199
Electrolux AB, Class B                                19,600               430
Eniro AB                                               4,500                43
Holmen AB, Class B                                  (c)4,500               160
Modern Times Group AB, Class B                      (a)1,200                25
Nordea AB                                            116,544               874
Sandvik AB                                         (c)21,968               757
SAS AB                                              (a)3,446                33
Securitas AB, Class B                                 21,940               296
Skandia Forsakrings AB                                52,265               190
Skandinaviska Enskilda Banken AB, Class A             17,066               251
Skanska AB, Class B                                (c)39,051               345
SKF AB, Class B                                        7,116               275
Svenska Cellulosa AB, Class B                          9,572               391
Svenska Handelsbanken, Class A                        35,436               724
Svenskt Stal AB, Class A                               6,600               118
Swedish Match AB                                   (c)16,700               171
Tele2 AB, Class B                                   (a)3,108               166
Telefonaktiebolaget LM Ericsson, Class B          (a)192,717               345
TeliaSonera AB                                     (c)90,587               473
Volvo AB, Class A                                      5,425               159
Volvo AB, Class B                                     18,435               563
Wm-Data AB, Class B                                (a)10,675                23
------------------------------------------------------------------------------
                                                                         7,580
==============================================================================
SWITZERLAND (6.3%)
ABB Ltd.                                           (a)42,649               216
Adecco S.A. (Registered)                              16,210             1,039
Ciba Specialty Chemicals AG (Registered)            (a)3,521               272
Clariant AG (Registered)                            (a)7,023               103
Compagnie Financiere Richemont AG, Class A             5,272               126
Credit Suisse Group                                   52,442             1,913
Geberit AG (Registered)                                   82                40
Givaudan (Registered)                                    517               268
Holcim Ltd. (Registered)                               7,774               361
Kudelski S.A.                                         (a)583                19
Logitech International S.A. (Registered)            (a)1,422                61
Lonza Group AG (Registered)                            2,102               121
Nestle S.A. (Registered)                              11,699             2,914
Novartis AG (Registered)                             100,814             4,563
Roche Holding AG                                      29,906             3,008
Roche Holding AG (Bearer)                           (c)1,656               229
Schindler Holding AG                                  (a)173                42
Serono S.A.                                              480               341
SGS S.A.                                                 433               271
Sulzer AG (Registered)                                    64                17
Swatch Group AG (Registered)                           1,389                33
Swatch Group AG, Class B                               1,306               157
Swiss Reinsurance (Registered)                         9,082               611
Swisscom AG (Registered)                               1,430               470
Syngenta AG                                            5,572               374
UBS AG (Registered)                                   62,058             4,237
Valora Holding AG                                         61                15
Zurich Financial Services AG                        (a)6,085   $           873
------------------------------------------------------------------------------
                                                                        22,694
==============================================================================
THAILAND (1.8%)
Advanced Info Sevice PCL (Foreign)                   280,200               598
Bangkok Bank PCL                                  (a)110,800               305
Bangkok Bank PCL (Foreign)                        (a)213,100               618
BEC World plc (Foreign)                            (d)28,200               161
Charoen Pokphand Foods PCL (Foreign)              (d)702,352                78
Delta Electronics Thai PCL (Foreign)               (d)99,600                67
Electricity Generating PCL                            53,856               122
Hana Microelectronics Co., Ltd. (Foreign)          (d)12,016                38
Kasikornbank PCL                                  (a)178,400               293
Kasikornbank PCL (Foreign)                        (a)267,261               472
Land & Houses PCL                                    549,039               170
Land & Houses PCL (Foreign, Registered)              410,436               132
National Finance PCL (Foreign)                       201,300                85
PTT Exploration & Production PCL (Foreign)            32,394               219
PTT PCL (Foreign)                                    233,500             1,019
Sahaviriya Steel Industries PCL (Foreign)      (a)(d)132,700               116
Shin Corp. PCL (Foreign)                             363,200               357
Siam Cement PCL                                       53,536               343
Siam Cement PCL (Foreign)                             96,600               673
Siam City Bank PCL (Foreign, Registered)                   1               @--
Siam City Cement PCL (Foreign)                     (d)31,400               181
Siam Commercial Bank PCL (Foreign)                (a)158,000               215
Tisco Finance PCL                              (a)(d)120,800               100
------------------------------------------------------------------------------
                                                                         6,362
==============================================================================
UNITED KINGDOM (18.2%)
Aegis Group plc                                       32,384                57
Amec plc                                              11,260                52
Amersham plc                                          38,133               521
AstraZeneca plc                                       61,745             2,955
Aviva plc                                             27,314               239
BAA plc                                               56,955               505
BAE Systems plc                                      278,950               838
Balfour Beatty plc                                     7,642                30
Barclays plc                                         165,684             1,474
Barratt Developments plc                               7,557                73
BG Group plc                                         143,482               735
BHP Billiton plc                                     104,483               910
BOC Group plc                                         21,576               329
Boots Group plc                                       21,134               261
BP plc                                               979,308             7,921
BPB plc                                               17,017               105
Brambles Industries plc                               41,037               149
British Airways plc                                (a)85,768               356
British American Tobacco plc                          51,313               706
British Sky Broadcasting plc                       (a)59,061               741
BT Group plc                                         325,805             1,095
Bunzl plc                                             13,485               103
Cable & Wireless plc                                  71,129               170
Cadbury Schweppes plc                                 62,440               457
Capita Group plc                                      43,838               190
Carlton Communications plc                            20,144                83
Carnival plc                                           6,117               246

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

STATEMENT OF NET ASSETS (CONT'D)

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                                                         VALUE
                                                      SHARES             (000)
------------------------------------------------------------------------------
UNITED KINGDOM (CONT'D)
Centrica plc                                          83,632   $           315
Cobham plc                                             1,869                39
Compass Group plc                                     77,314               525
Daily Mail & General Trust                            10,063               118
Davis Service Group plc                                2,167                14
De La Rue plc                                         22,562               112
Diageo plc                                           118,251             1,552
Dixons Group plc                                      47,304               117
Electrocomponents plc                                 12,512                73
Emap plc                                               8,639               132
EMI Group plc                                         25,217                72
Enterprise Inns plc                                    6,448               117
Exel plc                                              13,445               177
FKI plc                                                8,261                16
Friends Provident plc                                 30,315                71
GKN plc                                               33,915               162
GlaxoSmithKline plc                                  206,909             4,729
Granada plc                                           98,006               214
GUS plc                                               30,389               420
Hanson plc                                            35,093               257
Hays plc                                             105,486               226
HBOS plc                                              96,002             1,240
HHG plc CDI                                        (a)64,643                47
Hilton Group plc                                      58,674               235
HSBC Holdings plc                                    390,390             6,120
IMI plc                                               13,001                78
Imperial Chemical Industries plc                      51,327               182
Imperial Tobacco Group plc                            21,679               426
Intercontinental Hotels Group plc                     27,635               261
Invensys plc                                       (a)56,502                18
Johnson Matthey plc                                   10,252               180
Kelda Group plc                                       20,058               168
Kesa Electricals plc                                   6,602                30
Kidde plc                                             20,295                39
Kingfisher plc                                        28,883               144
Legal & General Group plc                            199,189               357
Lloyds TSB Group plc                                 141,559             1,132
LogicaCMG plc                                         24,720               113
Marks & Spencer Group plc                             63,235               326
MFI Furniture plc                                      6,439                17
Misys plc                                             15,753                60
Mitchells & Butlers plc                               27,030               109
National Grid Transco plc                            127,197               909
Novar plc                                              1,882                 5
Pearson plc                                           27,701               308
Peninsular & Oriental Steam Navigation Co.            30,947               127
Persimmon plc                                          8,213                79
Pilkington plc                                        25,810                44
Prudential plc                                        61,262               517
Rank Group plc                                        24,000               120
Reckitt Benckiser plc                                 38,453               868
Reed Elsevier plc                                     43,419               362
Rentokil Initial plc                                 120,543               409
Reuters Group plc                                     50,851               213
Rexam plc                                             20,558               157
Rio Tinto plc                                         46,082   $         1,270
RMC Group plc                                          9,662               120
Rolls-Royce Group plc                                131,916               418
Royal & Sun Alliance Insurance Group                  17,424                27
Royal Bank of Scotland Group plc                      70,853             2,082
Sage Group plc                                        32,400               102
Sainsbury (J) plc                                     49,449               276
Scottish & Southern Energy plc                        30,772               370
Scottish Power plc                                    67,436               448
Securicor plc                                          5,088                 9
Serco Group plc                                       29,265                90
Severn Trent plc                                      17,743               237
Shell Transport & Trading Co. plc                    421,930             3,130
Smith & Nephew plc                                    20,830               175
Smiths Group plc                                      16,703               197
Taylor Woodrow plc                                     5,663                27
Tesco plc                                            181,288               834
TI Automotive Ltd., Class A                      (a)(d)1,505               @--
Tomkins plc                                           15,705                75
Unilever plc                                          99,804               928
United Business Media plc                             10,872                95
Vodafone Group plc                                 2,814,260             6,960
Whitbread plc                                         13,339               171
William Hill plc                                      20,333               155
Wimpey (George) plc                                   14,900                99
Wolseley plc                                          30,794               434
WPP Group plc                                         43,368               425
Yell Group plc                                        14,084                77
------------------------------------------------------------------------------
                                                                        65,390
==============================================================================
  TOTAL COMMON STOCKS (COST $279,550)                                  303,633
==============================================================================
PREFERRED STOCK (0.0%)
THAILAND (0.0%)
Siam Commercial Bank PCL (COST $78)                (a)74,968               102
------------------------------------------------------------------------------
  TOTAL FOREIGN SECURITIES (84.5%)
    (COST $279,628)                                                    303,735
==============================================================================

                                                        FACE
                                                      AMOUNT
                                                       (000)
------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (18.7%)
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL
  ON LOANED SECURITIES (8.3%)
American Express Credit Corp.,
  1.17%, 5/17/04                                 $       432               432
BETA Finance, Inc., 1.08%, 6/16/04                     2,014             2,014
Canadian Imperial Bank NY, 1.11%, 8/3/04                 719               719
CC USA, Inc., 1.09%, 2/6/04                              720               720
Chase Credit Card Master Trust,
  1.18%, 10/15/04                                        576               576
Credit Industrial et Commercial (CIC)/NY,
  1.14%, 2/10/04                                         748               748
Dorado Finance, Inc., 1.09%, 2/5/04                      719               719
Federal National Mortgage Association,
  0.96%, 1/29/04                                       4,316             4,316
Federal National Mortgage Association -
  Discounted, 1.13%, 4/14/04                             635               635
Goldman Sachs & Co., 1.02%, 1/2/04                     4,714             4,714
International Credit Card Funding No. 1
  Ltd., 1.15%, 3/19/04                                 1,669             1,669

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

STATEMENT OF NET ASSETS (CONT'D)

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                                        FACE
                                                      AMOUNT             VALUE
                                                       (000)             (000)
------------------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL
  ON LOANED (CONT'D)
Securities
Landesbank Baden Wuerttemberg,
  1.50%, 11/19/04                                $       720   $           720
Links Finance LLC, 1.08%, 6/16/04                        719               719
Links Finance LLC, 1.09%, 5/24/04                      1,151             1,151
Macquarie Bank Ltd., 1.24%, 6/24/04                      633               633
Natexis Banques Populaires NY,
  1.15%, 12/20/04                                      1,150             1,150
Sears Credit Account Master Trust,
  1.19%, 10/15/04                                      1,152             1,152
Societe Generale/London, 1.54%, 11/12/04                 719               719
SWIFT 2001, Series A6, 1.16%, 1/15/04                    509               509
SWIFT 2001, Series A7, 1.16%, 3/15/04                  1,439             1,439
Target Credit Card Master Trust,
  1.17%, 7/26/04                                       1,137             1,137
Wachovia Bank, NA, 1.06%, 11/15/04                     1,440             1,440
Wells Fargo Bank, San Francisco NA,
  1.06%, 1/30/04                                         403               403
Westdeutsche Landesbank N.Y.,
  1.09%, 11/29/04                                      1,410             1,410
------------------------------------------------------------------------------
                                                                        29,844
==============================================================================
REPURCHASE AGREEMENT (10.4%)
J.P. Morgan Securities, Inc., 0.75%,
  dated 12/31/03, due 1/2/04,
  repurchase price $37,390                         (f)37,388            37,388
------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS
    (COST $67,232)                                                      67,232
==============================================================================
FOREIGN CURRENCY (2.6%)
Australian Dollar                              AUD       176               133
British Pound                                  GBP        79               141
Euro                                           EUR     2,148             2,702
Hong Kong Dollar                               HKD       135                17
Indian Rupee                                   INR        55                 1
Japanese Yen                                   JPY   500,536             4,662
Malaysian Ringgit                              MYR        27                 7
Norwegian Krone                                NOK        28                 4
Singapore Dollar                               SGD        11                 7
Swedish Krona                                  SEK     3,755               522
Swiss Franc                                    CHF     1,176               948
Thai Baht                                      THB       296                 7
------------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $9,070)                                   9,151
==============================================================================
TOTAL INVESTMENTS (105.8%) (COST $355,930)--
  INCLUDING $28,550 OF SECURITIES LOANED                               380,118
==============================================================================

                                                      AMOUNT            AMOUNT
                                                       (000)             (000)
------------------------------------------------------------------------------
OTHER ASSETS (3.9%)
  Due from Broker                                $     7,417
  Receivable for Investments Sold                      4,439
  Net Unrealized Appreciation on Foreign
    Currency Exchange Contracts                        1,020
  Receivable for Portfolio Shares Sold                   779
  Dividends Receivable                                   310
  Foreign Withholding Tax Reclaim
    Receivable                                            77
  Interest Receivable                                      1
  Other                                                   12   $        14,055
------------------------------------------------------------------------------
LIABILITIES (-9.7%)
  Collateral on Securities Loaned, at Value          (29,844)
  Payable for Investments Purchased                   (4,471)
  Investment Advisory Fees Payable                      (383)
  Bank Overdraft Payable                                (104)
  Payable for Portfolio Shares Redeemed                  (85)
  Administrative Fees Payable                            (48)
  Custodian Fees Payable                                 (45)
  Directors' Fees and Expenses Payable                   (44)
  Distribution Fees, Class B                              (4)
  Other Liabilities                                      (22)         (35,050)
------------------------------------------------------------------------------
NET ASSETS (100%)                                              $       359,123
==============================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                $       446,821
Undistributed (Distributions in Excess of)
  Net Investment Income                                                  1,349
Accumulated Net Realized Gain (Loss)                                  (115,652)
Unrealized Appreciation (Depreciation) on:
  Investments                                                           24,188
  Foreign Currency Exchange Contracts and
    Translations                                                         1,047
  Futures Contracts                                                      1,370
------------------------------------------------------------------------------
NET ASSETS                                                     $       359,123
==============================================================================
CLASS A:

NET ASSETS                                                     $       353,488
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 36,905,504 outstanding $0.001
    par value shares (authorized 500,000,000
    shares)                                                    $          9.58
==============================================================================
CLASS B:

NET ASSETS                                                     $         5,635
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 579,752 outstanding $0.001 par
    value shares (authorized 500,000,000 shares)               $          9.72
==============================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

STATEMENT OF NET ASSETS (CONT'D)

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

(a)    Non-income producing security.
(c)    All or portion of security on loan at December 31, 2003.
(d) Security was valued at fair value -- At December 31, 2003, the Portfolio held $741,000 of fair valued securities, representing 0.2% of net assets.
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
@      Face Amount/Value is less than $500.
ADR    American Depositary Receipts
CDI    Chess Depositary Interests
CVA    Certificaten Van Aandelen
RNC    Non-Convertible Savings Shares

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

                                                                                                NET
   CURRENCY                                                  IN                              UNREALIZED
      TO                                                  EXCHANGE                          APPRECIATION
    DELIVER            VALUE           SETTLEMENT           FOR              VALUE         (DEPRECIATION)
    (000)              (000)              DATE             (000)             (000)             (000)
---------------------------------------------------------------------------------------------------------
EUR          53   $            67         1/5/04      US$          67   $            67   $           @--
EUR         115               144         1/6/04      US$         144               144               @--
EUR      36,339            45,618        3/18/04      US$      44,430            44,430            (1,188)
EUR      10,147            12,737        3/18/04      US$      12,429            12,429              (308)
JPY   1,199,882            11,201        3/18/04      US$      11,220            11,220                19
JPY     897,299             8,377        3/18/04      US$       8,394             8,394                17
JPY      18,758               175        3/18/04      US$         175               175               @--
US$         244               244         1/7/04      EUR         194               245                 1
US$      56,131            56,131        3/18/04      EUR      45,944            57,675             1,544
US$      16,415            16,415        3/18/04      EUR      13,424            16,852               437
US$       7,685             7,685        3/18/04      EUR       6,283             7,887               202
US$       2,630             2,630        3/18/04      EUR       2,154             2,704                74
US$       1,151             1,151        3/18/04      EUR         944             1,184                33
US$       1,400             1,400        3/18/04      EUR       1,131             1,420                20
US$       3,225             3,225        3/18/04      GBP       1,875             3,329               104
US$       2,337             2,337        3/18/04      GBP       1,350             2,397                60
US$       3,315             3,315        3/18/04      GBP       1,912             3,395                80
US$      21,268            21,268        3/18/04      JPY   2,272,361            21,213               (55)
US$       3,415             3,415        3/18/04      JPY     364,931             3,407                (8)
US$         159               159        3/18/04      JPY      17,065               159               @--
US$       1,956             1,956        3/18/04      JPY     208,955             1,951                (5)
US$       2,341             2,341        3/18/04      JPY     250,270             2,336                (5)
US$       1,797             1,797        3/18/04      JPY     192,280             1,795                (2)
                  ---------------                                       ---------------   ---------------
                  $       203,788                                       $       204,808   $         1,020
                  ===============                                       ===============   ===============

FUTURES CONTRACTS:

  The Portfolio had the following futures contract(s) open at period end:

                                                                       NET
                                                                    UNREALIZED
                              NUMBER                               APPRECIATION
                                OF        VALUE      EXPIRATION    (DEPRECIATION)
                            CONTRACTS     (000)         DATE           000
-------------------------------------------------------------------------------
 LONG:

Hang Seng Index
  (Hong Kong)                   22     $    1,790      Jan-04      $          4

CAC 40 Index
  (France)                     202          9,076      Mar-04               140

DAX Index
  (Germany)                    125         15,703      Mar-04               374

DJ Euro Stoxx 50
  (Germany)                    151          5,240      Mar-04               131

FTSE 100 Index
  (United Kingdom)             118          9,411      Mar-04               255

TOPIX Index
  (Japan)                      119         11,582      Mar-04               466
                                                                   ------------
                                                                   $      1,370
                                                                   ============

                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2003
                                   (UNAUDITED)

                                                                  PERCENT
                                                        VALUE      OF NET
INDUSTRY                                                (000)      ASSETS
-------------------------------------------------------------------------
Automobiles                                         $  12,352         3.4%
Beverages                                               3,816         1.0
Building Products                                       3,525         1.0
Capital Markets                                        11,870         3.3
Chemicals                                               9,474         2.6
Commercial Banks                                       39,422        11.0
Commercial Services & Supplies                          4,312         1.2
Construction & Engineering                              3,599         1.0
Diversified Financial Services                          3,583         1.0
Diversified Telecommunication Services                 15,409         4.3
Electric Utilities                                      8,516         2.4
Electronic Equipment & Instruments                      3,530         1.0
Food Products                                           7,488         2.1
Household Durables                                     10,321         2.9
Industrial Conglomerates                                5,502         1.5
Insurance                                              11,024         3.1
Machinery                                               6,554         1.8
Media                                                   7,585         2.1
Metals & Mining                                         9,692         2.7
Oil & Gas                                              31,615         8.8
Pharmaceuticals                                        23,709         6.6
Wireless Telecommunication Services                     9,484         2.6
Other                                                  61,353        17.1
-------------------------------------------------------------------------
                                                    $ 303,735        84.5%
=========================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

INVESTMENT OVERVIEW (UNAUDITED)

ASIAN REAL ESTATE PORTFOLIO

[CHART]

          COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
                                 SINCE INCEPTION
                          FISCAL YEAR ENDED DECEMBER 31

                "ASIAN REAL ESTATE PORTFOLIO    "ASIAN REAL ESTATE PORTFOLIO    "GPR GENERAL REAL ESTATE SECURITIES INDEX
                          -CLASS A"                       -CLASS B"                            -FAR EAST"(1)
  "*"                     $ 500,000                       $ 100,000                              $ 500,000
"1997"                    $ 400,400                       $  80,300                              $ 330,450
"1998"                    $ 353,073                       $  70,238                              $ 296,711
"1999"                    $ 438,764                       $  87,011                              $ 357,418
"2000"                    $ 453,857                       $  89,874                              $ 356,596
"2001"                    $ 386,187                       $  76,231                              $ 309,918
"2002"                    $ 341,582                       $  67,297                              $ 289,804
"2003"                    $ 487,643                       $  95,844                              $ 427,259

 * Commenced operations on October 1, 1997

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different fees assessed to that class. The GPR General Real Estate Securities Index - Far East value at December 31, 2003 assumes a minimum investment of $500,000; if a minimum initial investment of $100,000 (the minimum investment for Class B shares) is assumed, the value at December 31, 2003 would be $85,452.

PERFORMANCE COMPARED TO THE GPR GENERAL REAL ESTATE SECURITIES INDEX - FAR
EAST(1)

                                        TOTAL RETURNS(2)
                                  ---------------------------
                                            AVERAGE ANNUAL
                                          -------------------
                                    ONE     FIVE       SINCE
                                   YEAR    YEARS   INCEPTION
-------------------------------------------------------------
Portfolio - Class A (3)           42.76%    6.67%     (0.40)%
Portfolio - Class B (3)           42.42     6.42      (0.68)
Index                             47.43     7.57      (2.48)

(1) The GPR General Real Estate Securities Index - Far East is a market capitalization weighted index measuring total return of listed property/real estate securities in the Far East.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)    Commenced operations on October 1, 1997

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Asian Real Estate Portfolio seeks to provide long-term capital appreciation by investing primarily in equity securities of companies in the Asian real estate industry. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. The Portfolio's concentration in the real estate sector makes it subject to greater risk and volatility than other portfolios that are more diversified and the value of its shares may be substantially affected by economic events in the real estate industry.

PERFORMANCE

For the year ended December 31, 2003, the Portfolio had a total return of 42.76% for the Class A shares and 42.42% for the Class B shares compared to 47.43% for the GPR General Real Estate Securities Index - Far East (the "Index").

FACTORS AFFECTING PERFORMANCE

   - In 2003, the reversal of sentiment and return of confidence in the Hong Kong and Japanese property markets led to a powerful rally in real estate stocks in the third quarter.

   - Our Portfolio has underperformed the Index as property stocks in Asia performed poorly due to economic and political concerns, SARS, and negative effects from the Iraq war.

   - Security selection detracted from performance. The fundamentally backed large cap property names were being sold off in the first half of 2003 due to economic and SARS concerns. Conversely, the large-cap stable companies rallied significantly less than the highly leveraged mid to small cap property companies when sentiments rebounded in the third quarter.

   - From a country allocation perspective, our underweight in Australia and New Zealand detracted from performance as strong gains in the domestic currencies significantly lifted total returns from the listed property trust sector. Our underweight in property stocks in Malaysia and the Philippines detracted from performance as domestic liquidity drove up share prices despite weak fundamentals.

MANAGEMENT STRATEGIES

   - In 2003, we were overweight the Hong Kong property developers and investors and the Japanese property majors as their valuations were trading at or near historical lows and presented compelling investment opportunities. We were underweight the diversified and office property trusts in Australia as we believed stocks were trading at par to their net asset value.

January 2004

2003 ANNUAL REPORT

December 31, 2003

STATEMENT OF NET ASSETS

ASIAN REAL ESTATE PORTFOLIO

                                                                                      VALUE
                                                                   SHARES             (000)
-------------------------------------------------------------------------------------------
COMMON STOCKS (101.5%)
AUSTRALIA (22.0%)
Centro Properties Group                                            14,896   $            45
CFS Gandel Retail Trust                                            43,200                43
Deutsche Office Trust                                              15,500                13
General Property Trust                                             47,710               107
Investa Property Group                                             55,070                81
Macquarie Goodman Industrial Trust                                 14,300                18
Mirvac Group                                                       18,705                61
Stockland                                                          26,255               103
Stockland (New)                                                       790                 3
Westfield Holdings Ltd.                                             3,600                38
Westfield Trust                                                    51,566               138
Westfield Trust (New)                                            (a)1,713                 5
-------------------------------------------------------------------------------------------
                                                                                        655
===========================================================================================
HONG KONG (46.9%)
Cheung Kong Holdings Ltd.                                           4,000                32
Hang Lung Properties Ltd.                                          82,000               105
Henderson Land Development Co., Ltd.                               67,000               296
Hongkong Land Holdings Ltd.                                        56,000                95
Hysan Development Co., Ltd.                                        31,166                48
Kerry Properties Ltd.                                              42,000                55
New World Development Ltd.                                         75,000                60
Sino Land Co.                                                      96,014                55
Sun Hung Kai Properties Ltd.                                       61,000               505
Wharf Holdings Ltd.                                                52,000               144
-------------------------------------------------------------------------------------------
                                                                                      1,395
===========================================================================================
JAPAN (25.3%)
Daibiru Corp.                                                       3,000                16
Japan Real Estate Investment Corp. REIT                                 4                25
Japan Retail Fund Investment Corp. REIT                                 3                19
Mitsubishi Estate Co., Ltd.                                        34,000               322
Mitsui Fudosan Co., Ltd.                                           25,000               226
Nippon Building Fund, Inc. REIT                                         5                32
Sumitomo Realty & Development Co., Ltd.                            13,000               114
-------------------------------------------------------------------------------------------
                                                                                        754
===========================================================================================
SINGAPORE (6.3%)
CapitaLand Ltd.                                                    64,500                59
City Developments Ltd.                                              5,000                18
Fortune Real Estate Investment Trust REIT                       (a)61,000                38
Keppel Land Ltd.                                                   23,000                21
United Overseas Land Ltd.                                          16,000                18
Wing Tai Holdings Ltd.                                             70,000                34
-------------------------------------------------------------------------------------------
                                                                                        188
===========================================================================================
THAILAND (1.0%)
Land & Houses PCL (Foreign)                                        94,600                30
-------------------------------------------------------------------------------------------
  TOTAL COMMON STOCKS (COST $2,581)                                                   3,022
===========================================================================================
  TOTAL FOREIGN SECURITIES (101.5%) (COST $2,581)                                     3,022
===========================================================================================

                                                                   AMOUNT            AMOUNT
                                                                    (000)             (000)
-------------------------------------------------------------------------------------------
OTHER ASSETS (3.8%)
  Receivable for Investments Sold                               $      95
  Dividends Receivable                                                  9
  Due from Investment Adviser                                           9   $           113
-------------------------------------------------------------------------------------------
LIABILITIES (-5.3%)
  Bank Overdraft Payable                                              (93)
  Payable for Portfolio Shares Redeemed                               (53)
  Custodian Fees Payable                                               (4)
  Administrative Fees Payable                                          (2)
  Other Liabilities                                                    (8)             (160)
-------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                           $         2,975
===========================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                             $         4,864
Undistributed (Distributions in Excess of) Net
  Investment Income                                                                    (105)
Accumulated Net Realized Gain (Loss)                                                 (2,225)
Unrealized Appreciation (Depreciation) on:
  Investments                                                                           441
-------------------------------------------------------------------------------------------
NET ASSETS                                                                  $         2,975
===========================================================================================
CLASS A:

NET ASSETS                                                                  $         2,962
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 390,534 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                                  $          7.58
===========================================================================================
CLASS B:

NET ASSETS                                                                  $            13
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 1,751 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                                  $          7.70
===========================================================================================

(a)    Non-income producing security.
@      Face Amount/Value is less than $500.
REIT   Real Estate Investment Trust

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

STATEMENT OF NET ASSETS (CONT'D)

ASIAN REAL ESTATE PORTFOLIO

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

                                                                                  NET
  CURRENCY                                          IN                         UNREALIZED
     TO                                          EXCHANGE                     APPRECIATION
  DELIVER           VALUE        SETTLEMENT        FOR           VALUE       (DEPRECIATION)
   (000)            (000)           DATE          (000)          (000)           (000)
-------------------------------------------------------------------------------------------
AUD        41   $          31      1/5/04      US$       31   $        31   $           @--
HKD       324              42      1/5/04      US$       42            42               @--
JPY       536               5      1/5/04      US$        5             5               @--
JPY     1,902              18      1/7/04      US$       18            18               @--
                -------------                                 -----------   ---------------
                $          96                                 $        96   $           @--
                =============                                 ===========   ===============

AUD -- Australian Dollar
HKD -- Hong Kong Dollar
JPY -- Japanese Yen

                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2003
                                   (UNAUDITED)

                                                                  PERCENT
                                                        VALUE      OF NET
INDUSTRY                                                (000)      ASSETS
-------------------------------------------------------------------------
Diversified Financial Services                      $     144         4.8%
Household Durables                                         30         1.0
Media                                                      60         2.0
Real Estate                                             2,788        93.7
-------------------------------------------------------------------------
                                                    $   3,022       101.5%
=========================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

INVESTMENT OVERVIEW (UNAUDITED)

EMERGING MARKETS PORTFOLIO

[CHART]

           COMPARISON OF THE CHANGE IN VALUE OF A $500,000* INVESTMENT
                                  OVER 10 YEARS
                          FISCAL YEAR ENDED DECEMBER 31

           "MSCI EMERGING MARKETS FREE INDEX"(1)  "EMERGING MARKETS PORTFOLIO-CLASS A"
"1993"                  $ 500,000                              $ 500,000
"1994"                  $ 463,400                              $ 451,875
"1995"                  $ 439,257                              $ 394,193
"1996"                  $ 465,744                              $ 442,261
"1997"                  $ 411,764                              $ 437,728
"1998"                  $ 307,423                              $ 326,479
"1999"                  $ 511,583                              $ 658,783
"2000"                  $ 354,987                              $ 405,646
"2001"                  $ 345,687                              $ 387,736
"2002"                  $ 324,358                              $ 363,561
"2003"                  $ 505,414                              $ 563,810

* Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS FREE INDEX(1)

                                          TOTAL RETURNS(2)
                             ------------------------------------------
                                                 AVERAGE ANNUAL
                                        -------------------------------
                                ONE        FIVE        TEN        SINCE
                               YEAR       YEARS      YEARS    INCEPTION
-----------------------------------------------------------------------
Portfolio - Class A (3)       55.08%      11.28%      1.09%        6.88%
Index - Class A               55.82       10.45       0.11         5.91
Portfolio - Class B (4)       54.31       11.25        N/A         3.63
Index - Class B               55.82       10.45        N/A         1.68

(1) The MSCI Emerging Markets Free Index is a market capitalization weighted index comprised of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)    Commenced operations on September 25, 1992
(4)    Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Emerging Markets Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relative higher degree of volatility.

PERFORMANCE

For the year ended December 31, 2003, the Portfolio had a total return of 55.08% for the Class A shares and 54.31% for the Class B shares compared with 55.82% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (the "Index").

FACTORS AFFECTING PERFORMANCE

   - Global emerging markets rebounded from early year weakness to return 55.8% during the period in review. The region benefited from a bounce in investor sentiment following the successful U.S. campaign in Iraq, accommodative global monetary policy and a recovery in global growth.

   - All emerging market regions experienced strong double-digit gains with particular strength in Latin America as Brazil outperformed given reduced political and debt concerns. Asia also performed well as the threat of SARS eased for most markets in the region at mid-year, while strong domestic demand and export growth continued for select countries, notably Thailand, Indonesia, and India. Meanwhile, commodity and oil-producing countries continued to benefit from still firm prices.

   - In terms of relative performance, positive contributors came from the Portfolio's holdings in India, Russia, South Korea and Indonesia and from overweight positions in outperforming countries such Turkey, Thailand, and Indonesia.

   - Stock selection in Brazil, China, and Israel coupled with underweight positions in Chile and China were the largest detractors to relative performance.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

INVESTMENT OVERVIEW (CONT'D)

EMERGING MARKETS PORTFOLIO

MANAGEMENT STRATEGIES

   - We continued to focus on countries where gross domestic product growth, fiscal policy, and reform agendas remained strong, and on companies with strong management and earnings visibility.

   - In 2003, we continued to increase our overweight position in Turkey and Thailand while moving to a neutral position in South Africa (reduced overweight) and China (closed underweight). Going into 2004, the Portfolio's key overweight positions were in Turkey, Russia, Thailand, and Indonesia given better valuations and earning growth opportunities.

   - Brazil and Mexico remained neutral positions. Taiwan, after further reducing our exposure in technology related names, is now an underweight. Malaysia, South Korea, Israel, and Chile remain the largest underweight countries in the Portfolio.

January 2004

2003 ANNUAL REPORT

December 31, 2003

STATEMENT OF NET ASSETS

EMERGING MARKETS PORTFOLIO

                                                                                      VALUE
                                                                   SHARES             (000)
-------------------------------------------------------------------------------------------
COMMON STOCKS (96.0%)
(UNLESS OTHERWISE NOTED)
ARGENTINA (0.2%)
Tenaris S.A. ADR                                             (a)(c)67,000   $         2,232
-------------------------------------------------------------------------------------------
BRAZIL (9.2%)
AmBev ADR (Preferred)                                             479,710            12,237
Aracruz Celulose S.A. ADR                                         131,200             4,597
Banco Bradesco S.A. (Preferred)                               338,794,000             1,781
Banco Bradesco S.A. ADR                                        (c)105,600             2,789
Banco Itau Holding Financeira S.A.
  (Preferred)                                                  10,437,269             1,036
Banco Itau Holding Financeira S.A. ADR                            135,516             6,609
Banco Nacional S.A. (Preferred)                         (a)(d)295,998,880               @--
CEMIG S.A. (Preferred)                                        120,704,000             2,202
CEMIG S.A. ADR (Preferred)                                     (c)144,600             2,661
Cia Brasileira de Distribuicao Grupo
  Pao de Acucar ADR                                               129,600             3,259
CSN S.A. ADR                                                    (c)71,000             3,806
CVRD ADR                                                        (c)11,210               656
CVRD ADR (Preferred)                                           (c)306,097            15,767
Lojas Arapua S.A. (Preferred)                           (a)(d)119,019,000               @--
Lojas Arapua S.A. GDR                                       (a)(d)120,830               @--
Petrobras S.A. (Preferred)                                         28,943               765
Petrobras S.A. ADR                                             (c)362,875            10,610
Petrobras S.A. ADR (Preferred)                                    579,598            15,452
Telesp Celular Participacoes S.A.
  (Preferred)                                            (a)1,021,119,000             2,673
Telesp Celular Participacoes S.A. ADR                       (a)(c)221,400             1,457
Unibanco GDR                                                   (c)182,000             4,541
Votorantim Celulose e Papel S.A. ADR                           (c)147,300             4,618
-------------------------------------------------------------------------------------------
                                                                                     97,516
===========================================================================================
CHINA/HONG KONG (7.0%)
Asia Aluminum Holdings Ltd.                                     7,586,000             1,505
AviChina Industry & Technology Co.,
  Class H                                                    (a)8,209,000             1,734
Byd Co., Ltd., Class H                                       (c)1,682,000             4,431
China Life Insurance Co., Ltd.                               (a)7,028,000             5,748
China Merchants Holdings International
  Co., Ltd.                                                     1,832,000             2,419
China Oilfield Services Ltd., Class H                       (c)12,923,000             4,578
China Petroleum & Chemical Corp.,
  Class H                                                       9,344,000             4,182
China Resources Power Holdings Co.                           (a)2,579,000             1,204
China Shipping Development Co.,
  Ltd., Class H                                              (c)5,204,000             3,854
China Telecom Corp., Ltd.                                       5,787,000             2,385
China Unicom Ltd.                                            (c)2,646,000             2,471
CNOOC Ltd.                                                      6,274,000            12,284
Fountain Set Holdings Ltd.                                   (c)3,863,000             2,637
Grande Holdings Ltd.                                            1,407,000             1,803
Hopewell Highway Infrastructure Ltd.                         (a)5,009,000             2,839
Huaneng Power International, Inc.,
  Class H                                                       2,384,000             4,130
Kingboard Chemicals Holdings                                 (c)1,479,000             2,276
Lianhua Supermarket Holdings Co., Ltd.                         (a)388,000               410
Moulin International Holdings Ltd.                              1,162,000               771
Norstar Founders Group Ltd.                                  (a)2,915,000   $           939
PetroChina Co., Ltd., Class H                                   5,720,000             3,279
PICC Property & Casualty Co., Ltd.                           (a)2,804,000             1,255
Shougang Concord Century Holdings Ltd.                         12,407,000             1,822
TPV Technology Ltd.                                             7,770,000             4,118
Victory City International Holdings                             1,785,000               782
Wumart Stores, Inc.                                            (a)377,000               369
-------------------------------------------------------------------------------------------
                                                                                     74,225
===========================================================================================
EGYPT (1.2%)
Commercial International Bank                                      55,958               200
MobiNil                                                           281,390             3,435
Orascom Construction Industries                                   734,731             8,642
-------------------------------------------------------------------------------------------
                                                                                     12,277
===========================================================================================
HUNGARY (0.8%)
Gedeon Richter Rt.                                                 57,434             6,736
Matav Rt. ADR                                                   (c)94,292             1,764
-------------------------------------------------------------------------------------------
                                                                                      8,500
===========================================================================================
INDIA (5.9%)
Bharat Heavy Electricals Corp.                                    536,465             5,973
Colgate-Palmolive (India) Ltd.                                    339,029             1,186
Container Corp. of India Ltd.                                     234,619             3,422
GlxoSmithKline Pharmaceuticals Ltd.                               103,000             1,298
Gujarat Ambuja Cements Ltd.                                       366,939             2,444
Hero Honda Motors Ltd.                                            262,075             2,578
Hindalco Industries Ltd.                                           69,980             2,160
Hindustan Lever Ltd.                                              455,260             2,043
Hindustan Petroleum Corp.                                         226,000             2,167
Housing Development Finance Corp.                                      70                 1
India Info.com PCL                                             (d)393,611               @--
Industrial Development Bank of India                            1,698,000             2,311
Infosys Technologies Ltd.                                          47,734             5,821
ITC Ltd.                                                          108,000             2,331
Morgan Stanley Growth Fund                               (a)(k)17,282,900             6,390
Oil & Natural Gas Corp., Ltd.                                     157,500             2,760
Ranbaxy Laboratories Ltd.                                         124,604             2,999
Reliance Industries Ltd.                                          241,700             3,036
State Bank of India Ltd.                                       (d)318,152             4,256
Steel Authority of India Ltd.                                (a)1,984,082             2,222
Tata Iron & Steel Co., Ltd.                                       340,030             3,309
Tata Motors Ltd.                                                  426,914             4,232
-------------------------------------------------------------------------------------------
                                                                                     62,939
===========================================================================================
INDONESIA (3.1%)
Astra International Tbk PT                                     10,780,269             6,400
Bank Central Asia Tbk PT                                        7,178,000             2,834
Bank Mandiri Persero Tbk PT                                 (a)16,513,000             1,960
Bank Rakyat Indonesia                                       (a)17,086,500             2,536
Bumi Resources Tbk PT                                          61,799,000             3,669
HM Sampoerna Tbk PT                                             4,594,500             2,441
Indocement Tunggal Prakarsa Tbk PT                           (a)9,786,500             2,469
Ramayana Lestari Sentosa Tbk PT                                 8,592,500             4,438
Telekomunikasi Indonesia Tbk PT                                 8,153,000             6,534
-------------------------------------------------------------------------------------------
                                                                                     33,281
===========================================================================================
ISRAEL (1.0%)
Check Point Software Technologies Ltd.                         (a)572,784             9,634

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

STATEMENT OF NET ASSETS (CONT'D)

EMERGING MARKETS PORTFOLIO

                                                                                      VALUE
                                                                   SHARES             (000)
-------------------------------------------------------------------------------------------
ISRAEL (CONT'D)
ECI Telecom Ltd.                                               (a)248,952   $         1,427
-------------------------------------------------------------------------------------------
                                                                                     11,061
===========================================================================================
JORDAN (0.1%)
Arab Bank plc                                                       3,090             1,329
-------------------------------------------------------------------------------------------
MALAYSIA (1.4%)
Astro All Asia Networks plc                                 (a)(d)724,000               842
Commerce Asset Holdings Bhd                                     1,909,000             2,060
Magnum Corp. Bhd                                                4,301,000             3,147
Malayan Banking Bhd                                             1,096,500             2,785
Resorts World Bhd                                                 774,000             2,057
SP Setia Bhd                                                    2,630,999             2,423
YTL Corp. Bhd                                                   1,531,000             1,740
-------------------------------------------------------------------------------------------
                                                                                     15,054
===========================================================================================
MEXICO (6.6%)
America Movil S.A. de C.V., ADR                                   749,403            20,489
Cemex S.A. de C.V.                                                117,300               615
Cemex S.A. de C.V., ADR                                        (c)177,700             4,656
Coca-Cola Femsa S.A. ADR                                     (a)(c)87,000             1,848
Grupo Aeroportuario del Sureste
  S.A. de C.V., ADR                                               139,390             2,453
Grupo Financiero BBVA Bancomer
  S.A. de C.V., ADR                                          (a)(c)30,500               521
Grupo Financiero BBVA Bancomer
  S.A. de C.V., Class B                                      (a)7,260,353             6,222
Grupo Televisa S.A. ADR                                           163,500             6,517
Telmex, Class L ADR                                            (c)479,468            15,837
Wal-Mart de Mexico S.A. de C.V., ADR                            (c)77,822             2,218
Wal-Mart de Mexico S.A. de C.V., Class C                        1,664,042             4,464
Wal-Mart de Mexico S.A. de C.V., Class V                        1,325,344             3,790
-------------------------------------------------------------------------------------------
                                                                                     69,630
===========================================================================================
PERU (0.7%)
Cia de Minas Buenaventura S.A. ADR                                249,700             7,062
-------------------------------------------------------------------------------------------
POLAND (0.1%)
Eastbridge N.V.                                                 (d)33,400             1,336
-------------------------------------------------------------------------------------------
RUSSIA (7.3%)
Alliance Cellulose Ltd.                                        (d)592,359               @--
LukOil ADR                                                     (c)173,934            16,176
MMC Norilsk Nickel ADR                                         (c)371,300            24,190
Mobile Telesystems                                                 63,700             5,048
Mobile Telesystems ADR                                          (c)45,000             3,726
OAO Gazprom ADR (Registered)                                      327,440             8,481
Surgutneftegaz ADR                                             (c)466,089            13,563
Surgutneftegaz ADR (Preferred)                                 (c)119,090             4,603
YUKOS ADR                                                       (a)33,682             1,405
-------------------------------------------------------------------------------------------
                                                                                     77,192
===========================================================================================
SOUTH AFRICA (13.6%)
ABSA Group Ltd.                                                   541,100             3,408
African Bank Investments Ltd.                                   4,878,400             6,883
African Life Assurance Co., Ltd.                                2,354,600             5,384
Anglo American Platinum Corp., Ltd.                                86,500             3,769
Anglo American plc (London Shares)                                369,491             7,963
Anglo American plc                                              1,363,047            29,131
AngloGold Ltd.                                                     98,000             4,599
AngloGold Ltd. ADR                                              (c)48,273             2,254
Edgars Consolidated Stores Ltd.                                   163,800   $         3,121
FirstRand Ltd.                                                  7,223,890             9,630
Gold Fields Ltd.                                                  586,080             8,365
Harmony Gold Mining Co., Ltd.                                     123,900             2,009
Impala Platinum Holdings Ltd.                                     100,038             8,672
Massmart Holdings Ltd.                                            571,900             2,607
MTN Group Ltd.                                               (a)2,592,350            11,023
Naspers Ltd.                                                      421,000             2,612
Pretoria Portland Cement Co., Ltd.                                  8,800               189
Shoprite Holdings Ltd.                                          1,769,562             2,473
Standard Bank Group Ltd.                                        2,563,780            15,013
Steinhoff International Holdings Ltd.                           1,794,000             2,051
Telkom S.A. Ltd.                                                1,293,330            13,424
Telkom S.A. Ltd. ADR                                                3,200               135
-------------------------------------------------------------------------------------------
                                                                                    144,715
===========================================================================================
SOUTH KOREA (16.0%)
Cheil Industries, Inc.                                            180,870             2,624
Daewoo Shipbuilding & Marine
  Engineering Co., Ltd.                                        (a)579,370             7,433
Daishin Securities Co., Ltd.                                      344,420             5,054
Daishin Securities Co., Ltd. (Preferred)                          110,920               795
Good Morning Shinhan Securities Co., Ltd.                      (a)505,340             2,331
Handsome Co., Ltd.                                                372,290             3,778
Hankook Tire Co., Ltd.                                            549,340             4,146
Honam Petrochemical Corp.                                         110,800             5,714
Hyundai Department Store Co., Ltd.                             (a)248,200             8,096
Hyundai Mobis                                                     253,510            13,627
Kookmin Bank Ltd.                                                 132,120             4,947
KT&G Corp.                                                        225,070             3,907
LG Card Co., Ltd.                                               (a)85,389               218
LG Investment & Securities Co., Ltd.                              408,120             2,841
Orion Corp.                                                        47,830             3,506
POSCO                                                               8,163             1,116
Samsung Electronics Co., Ltd.                                     139,543            52,775
Samsung Electronics Co., Ltd. (Preferred)                          25,940             5,340
Samsung SDI Co., Ltd.                                             249,070            29,345
Shinhan Financial Group Co., Ltd.                                 198,330             3,168
SK Telecom Co., Ltd.                                               28,850             4,814
STX Corp.                                                          17,970               138
STX Shipbuilding Co., Ltd.                                        262,980             3,495
-------------------------------------------------------------------------------------------
                                                                                    169,208
===========================================================================================
TAIWAN (10.2%)
Acer, Inc.                                                      2,309,207             3,434
Asia Optical Co., Inc.                                          1,013,200             6,981
Catcher Technology Co., Ltd.                                      524,000             1,890
Chinatrust Financial Holding Co., Ltd.                          5,974,972             6,000
CTCI Corp.                                                      3,643,000             2,950
Cyberlink Corp.                                                   516,000             2,127
Eva Airways Corp.                                               4,473,069             1,824
Evergreen Marine Corp.                                          5,958,700             5,194
Fubon Financial Holding Co., Ltd.                               3,879,000             3,712
Grand Hall Enterprise Co., Ltd.                                   163,000               754
HON HAI Precision Industry Co., Ltd.                            1,778,560             6,992
Infortrend Technology, Inc.                                       892,900             2,932
Kaulin Manufacturing Co., Ltd.                                  1,055,000             1,528
Largan Precision Co., Ltd.                                        442,580             4,301

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

STATEMENT OF NET ASSETS (CONT'D)

EMERGING MARKETS PORTFOLIO

                                                                                      VALUE
                                                                   SHARES             (000)
-------------------------------------------------------------------------------------------
TAIWAN (CONT'D)
MediaTek, Inc.                                                    835,000   $         7,844
Nan Ya Plastic Corp.                                            2,712,860             3,914
Novatek Microelectronics Corp., Ltd.                              907,400             2,565
Phoenixtec Power Co., Ltd.                                      3,048,355             3,573
Pihsiang Machinery Manufacturing
  Co., Ltd.                                                       172,200               598
Polaris Securities Co., Ltd.                                (a)10,346,120             4,844
Sunplus Technology Co., Ltd.                                    1,077,000             2,014
Taishin Financial Holdings Co., Ltd.                            4,210,000             3,112
Taiwan Cellular Corp.                                           3,777,000             3,281
Taiwan Cement Corp.                                            12,485,940             6,140
Taiwan Navigation Co., Ltd.                                     3,340,040             2,213
Taiwan Semiconductor
  Manufacturing Co., Ltd.                                    (a)1,613,010             3,016
Waffer Technology Co., Ltd.                                     1,309,000             3,989
Ya Hsin Industrial Co., Ltd.                                    5,139,000             6,643
Yuanta Core Pacific Securities Co.                              4,376,495             2,616
Zyxel Communications Corp.                                        860,200             1,798
-------------------------------------------------------------------------------------------
                                                                                    108,779
===========================================================================================
THAILAND (5.5%)
Asian Property Development PCL                               (d)5,409,100               785
Bangkok Bank PCL (Foreign)                                (a)(c)4,663,300            13,534
Banpu PCL (Foreign)                                            (d)344,000             1,111
BEC World PCL (Foreign)                                        (d)205,900             1,174
CP Seven Eleven PCL (Foreign)                                  (a)738,500             1,044
Italian-Thai Development PCL (Foreign)                    (a)(d)1,740,800             6,063
Kasikornbank PCL (Foreign)                                (a)(c)2,916,900             5,153
Kasikornbank PCL NVDR                                     (a)(c)2,719,100             4,461
Land & Houses PCL (Foreign, Registered)                     (c)15,981,900             5,122
MBK PCL (Foreign)                                               (d)28,600                36
PTT PCL (Foreign)                                                 588,600             2,570
Ratchaburi Electricity Generating
  Holding PCL (Foreign)                                      (d)1,063,600             1,315
Siam Cement PCL (The) NVDR                                   (a)1,228,600             7,876
Siam Commercial Bank PCL (Foreign,
  Registered)                                                (a)2,497,000             3,403
Sino Thai Engineering & Construction
  PCL (Foreign)                                           (a)(d)2,269,700             1,180
Thai Airways International (Foreign)                         (d)1,516,200             1,751
Thai Olefins PCL                                            (a)(d)440,000               811
Thai Plastics & Chemical Co. (Foreign)                         (d)240,200             1,188
-------------------------------------------------------------------------------------------
                                                                                     58,577
===========================================================================================
TURKEY (5.9%)
Akbank T.A.S.                                               1,110,072,529             5,817
Akcansa Cimento A.S.                                        1,468,456,750             4,214
Arcelik A.S.                                                  957,573,750             5,325
Enka Insaat ve Sanayi A.S.                                    166,662,914             4,337
Ford Otomotive Sanayii A.S.                                 (a)83,573,000               560
Hurriyet Gazetecilik ve Matbaacilik A.S.                 (a)1,871,012,000             6,670
Migros Turk T.A.S. (Registered)                                65,726,000               942
Tofas Turk Otomobil Fabrikasi A.S.                       (a)1,518,099,285             3,355
Trakya Cam Sanayii A.S.                                     1,049,837,826             2,320
Turkcell Iletisim Hizmet A.S.                              (a)647,257,000             6,460
Turkiye Garanti Bankasi A.S.                             (a)2,886,828,000             8,439
Turkiye IS Bankasi, Class C                              (a)2,579,871,360            10,484
Yapi Ve Kredi Bankasi A.S.                               (a)1,652,946,000   $         3,418
-------------------------------------------------------------------------------------------
                                                                                     62,341
===========================================================================================
VENEZUELA (0.2%)
CANTV ADR                                                         152,065             2,321
-------------------------------------------------------------------------------------------
  TOTAL COMMON STOCKS (COST $780,651)                                             1,019,575
===========================================================================================

                                                                     FACE
                                                                   AMOUNT
                                                                    (000)
-------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES (1.4%)
INDIA (0.0%)
DCM Shriram Industries Ltd.                            INR      (b)(d)677               @--
Saurashtra Cement & Chemicals Ltd.                              (b)(d)700               @--
-------------------------------------------------------------------------------------------
                                                                                        @--
===========================================================================================
RUSSIA (1.4%)
Mustcom Ltd.                                           $     (d)(e)66,270            15,242
-------------------------------------------------------------------------------------------
  TOTAL FIXED INCOME SECURITIES (COST $62,480 )                                      15,242
===========================================================================================
  TOTAL FOREIGN SECURITIES (97.4%) (COST $843,131 )                               1,034,817
===========================================================================================
SHORT-TERM INVESTMENTS (13.1%)
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON
  LOANED SECURITIES (10.7%)
American Express Credit Corp.,
  1.17%, 5/17/04                                                    1,640             1,640
BETA Finance, Inc., 1.08%, 6/16/04                                  7,648             7,648
Canadian Imperial Bank NY,
  1.11%, 8/3/04                                                     2,732             2,732
CC USA, Inc., 1.09%, 2/6/04                                         2,732             2,732
Chase Credit Card Master Trust,
  1.18%, 10/15/04                                                   2,187             2,187
Credit Industrial et Commercial (CIC)/NY,
  1.14%, 2/10/04                                                    2,841             2,841
Dorado Finance, Inc., 1.09%, 2/5/04                                 2,732             2,732
Federal National Mortgage Association,
  0.96%, 1/29/04                                                   16,391            16,391
Federal National Mortgage Association -
  discounted, 1.13%, 4/14/04                                        2,409             2,409
Goldman Sachs & Co., 1.02%, 1/2/04                                 17,900            17,900
International Credit Card Funding No. 1
  Ltd., 1.15%, 3/19/04                                              6,339             6,339
Landesbank Baden Wuerttemberg,
  1.50%, 11/19/04                                                   2,735             2,735
Links Finance LLC, 1.08%, 6/16/04                                   2,732             2,732
Links Finance LLC, 1.09%, 5/24/04                                   4,371             4,371
Macquarie Bank Ltd., 1.24%, 6/24/04                                 2,405             2,405
Natexis Banques Populaires NY,
  1.15%, 12/20/04                                                   4,368             4,368
Sears Credit Account Master Trust,
  1.19%, 10/15/04                                                   4,376             4,376
Societe Generale/London,
  1.54%, 11/12/04                                                   2,732             2,732
SWIFT 2001, Series A6, 1.16%, 1/15/04                               1,934             1,934
SWIFT 2001, Series A7, 1.16%, 3/15/04                               5,465             5,465
Target Credit Card Master Trust,
  1.17%, 7/26/04                                                    4,319             4,319
Wachovia Bank, NA, 1.06%, 11/15/04                                  5,468             5,468
Wells Fargo Bank, San Francisco NA,
  1.06%, 1/30/04                                                    1,530             1,530

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

STATEMENT OF NET ASSETS (CONT'D)

EMERGING MARKETS PORTFOLIO

                                                                     FACE
                                                                   AMOUNT             VALUE
                                                                    (000)             (000)
-------------------------------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON
  LOANED SECURITIES (CONT'D)
Westdeutsche Landesbank N.Y.,
  1.09%, 11/29/04                                      $            5,353   $         5,353
-------------------------------------------------------------------------------------------
                                                                                    113,339
===========================================================================================
REPURCHASE AGREEMENT (2.4%)
J.P. Morgan Securities, Inc., 0.75%, dated
  12/31/03, due 1/2/04, repurchase
  price $25,587                                                 (f)25,586            25,586
-------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS (COST $138,925 )                                     138,925
===========================================================================================
FOREIGN CURRENCY (0.2%)
Brazilian Real                                       BRL              561               194
British Pound                                        GBP                2                 3
Egyptian Pound                                       EGP              628               102
Euro                                                 EUR              131               165
Hong Kong Dollar                                     HKD                2               @--
Hungarian Forint                                     HUF              917                 4
Indian Rupee                                         INR           40,200               882
Isreali Shekel                                       ILS               78                18
Malaysian Ringgit                                    MYR              535               141
Polish Zloty                                         PLN              101                27
South African Rand                                   ZAR              738               110
South Korean Won                                     KRW            1,482                 1
Taiwan Dollar                                        TWD           21,065               620
Turkish Lira                                         TRL       19,683,163                14
-------------------------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $2,275)                                                2,281
===========================================================================================

                                                                                      VALUE
                                                                                      (000)
-------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (110.7%) (COST $984,331) --
  INCLUDING $110,437 OF SECURITIES LOANED                                   $     1,176,023
===========================================================================================

                                                                   AMOUNT
                                                                    (000)
-------------------------------------------------------------------------------------------
OTHER ASSETS (1.2%)
  Receivable for Portfolio Shares
    Sold                                               $            6,555
  Dividends Receivable                                              3,181
  Receivable for Investments Sold                                   2,127
  Foreign Withholding Tax Reclaim
    Receivable                                                        376
  Interest Receivable                                                   1
  Other                                                                34            12,274
-------------------------------------------------------------------------------------------
LIABILITIES (-11.9%)
  Collateral on Securities Loaned, at
    Value                                                        (113,339)
  Payable for Portfolio Shares
    Redeemed                                                       (3,728)
  Payable for Investments
    Purchased                                                      (3,263)
  Investment Advisory Fees Payable                                 (3,036)
  Deferred Country Taxes                                           (1,929)
  Directors' Fees and Expenses
    Payable                                                          (177)
  Custodian Fees Payable                                             (173)
  Administrative Fees Payable                                        (141)
  Bank Overdraft Payable                                              (40)
  Distribution Fees, Class B                                          (23)
  Other Liabilities                                                   (49)         (125,898)
-------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                           $     1,062,399
===========================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                             $     1,213,800
Undistributed (Distributions in Excess of) Net
  Investment Income                                                                  (4,916)
Accumulated Net Realized Gain (Loss)                                               (336,248)
Unrealized Appreciation (Depreciation) on
  Investments (Net of $1,929 Deferred Country Tax)                                  189,763
-------------------------------------------------------------------------------------------
NET ASSETS                                                                  $     1,062,399
===========================================================================================
CLASS A:

NET ASSETS                                                                  $     1,020,353
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 65,755,520 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                                  $         15.52
===========================================================================================
CLASS B:

NET ASSETS                                                                  $        42,046
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 2,737,482 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                                  $         15.36
===========================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

STATEMENT OF NET ASSETS (CONT'D)

EMERGING MARKETS PORTFOLIO

(a)    Non-income producing security.
(b)    Issuer is in default.
(c)    All or portion of security on loan at December 31, 2003.
(d) Security was valued at fair value -- At December 31, 2003, the Portfolio held $37,090,000 of fair valued securities, representing 3.5% of net assets.
(e)    144A security -- certain conditions for public sale may exist.
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
(k) The Morgan Stanley Growth Fund is advised by an affiliate of the Adviser. At the beginning of the period the Portfolio held 17,902,900 shares of the security valued at $3,528,000. For the year ended December 31, 2003, the Portfolio had no purchases and sold 620,000 shares of the security, for a loss of $10,803. The Portfolio did not derive income from this security during the year ended December 31, 2003.
@      Face Amount/Value is less than $500.
ADR    American Depositary Receipts
GDR    Global Depositary Receipts
NVDR   Non Voting Depositary Receipts

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

                                                                                  NET
  CURRENCY                                          IN                         UNREALIZED
     TO                                          EXCHANGE                     APPRECIATION
   DELIVER          VALUE        SETTLEMENT        FOR           VALUE       (DEPRECIATION)
    (000)           (000)           DATE          (000)          (000)           (000)
-------------------------------------------------------------------------------------------
BRL       241   $          83      1/2/04      US$       83   $        83   $           @--
US$       105             105      1/2/04      HKD      812           105               @--
US$       264             264      1/5/04      HKD    2,047           264               @--
US$        15              15      1/2/04      IDR  130,060            15               @--
US$        47              47      1/5/04      THB    1,851            47               @--
US$        41              41      1/6/04      THB    1,625            41               @--
                -------------                                 -----------   ---------------
                $         555                                 $       555   $           @--
                =============                                 ===========   ===============

IDR -- Indonesian Rupiah
THB -- Thai Baht

                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2003
                                   (UNAUDITED)

                                                                  PERCENT
                                                        VALUE      OF NET
INDUSTRY                                                (000)      ASSETS
-------------------------------------------------------------------------
Auto Components                                 $      18,711         1.8%
Automobiles                                            17,125         1.6
Beverages                                              14,085         1.3
Chemicals                                              13,449         1.3
Commercial Banks                                      143,755        13.5
Computers & Peripherals                                10,484         1.0
Construction & Engineering                             18,834         1.8
Construction Materials                                 28,602         2.7
Diversified Financial Services                         26,776         2.5
Diversified Telecommunication Services                 57,643         5.4
Electric Utilities                                     13,253         1.3
Electrical Equipment                                   15,425         1.4
Electronic Equipment & Instruments                     49,687         4.7
Food & Staples Retailing                               10,325         1.0
Household Durables                                     15,055         1.4
Insurance                                              12,388         1.2
Leisure Equipment & Products                           12,053         1.1
Marine                                                 11,261         1.1
Media                                                  16,974         1.6
Metals & Mining                                       131,829        12.4
Multiline Retail                                       25,121         2.4
Oil & Gas                                              98,762         9.3
Pharmaceuticals                                        11,033         1.0
Semiconductors & Semiconductor Equipment               73,554         6.9
Software                                               11,761         1.1
Textiles, Apparel & Luxury Goods                       10,661         1.0
Wireless Telecommunication Services                    64,878         6.1
Other                                                 101,333         9.5
-------------------------------------------------------------------------
                                                $   1,034,817        97.4%
=========================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

INVESTMENT OVERVIEW (UNAUDITED)

EUROPEAN REAL ESTATE PORTFOLIO

[CHART]

          COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
                                 SINCE INCEPTION
                           FISCAL YEAR ENDED DECEMBER 31

                   EUROPEAN        EUROPEAN           GPR
                  REAL ESTATE     REAL ESTATE     GENERAL REAL
                  PORTFOLIO -    PORTFOLIO -    ESTATE SECURITIES
                   CLASS A         CLASS B      INDEX - EUROPE(1)
  "*"              $ 500,000     $ 100,000      $ 500,000
"1997"             $ 476,400     $  95,240      $ 500,650
"1998"             $ 499,029     $  99,621      $ 498,647
"1999"             $ 487,252     $  97,021      $ 515,601
"2000"             $ 559,901     $ 111,138      $ 562,263
"2001"             $ 515,949     $ 102,158      $ 533,306
"2002"             $ 642,460     $ 126,788      $ 652,447
"2003"             $ 914,927     $ 180,115      $ 946,243

 * Commenced operations on October 1, 1997

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different fees assessed to that class. The GPR General Real Estate Securities Index - Europe value at December 31, 2003 assumes a minimum investment of $500,000; if a minimum initial investment of $100,000 (the minimum investment for Class B shares) is assumed, the value at December 31, 2003 would be $189,249.

PERFORMANCE COMPARED TO THE GPR GENERAL REAL ESTATE SECURITIES INDEX - EUROPE(1)

                                        TOTAL RETURNS(2)
                                  ---------------------------
                                             AVERAGE ANNUAL
                                          -------------------
                                    ONE     FIVE       SINCE
                                   YEAR    YEARS   INCEPTION
-------------------------------------------------------------
Portfolio - Class A (3)           42.41%   12.89%       10.15%
Portfolio - Class B (3)           42.06    12.57         9.87
Index                             45.03    13.67        10.73

(1) The GPR General Real Estate Securities Index - Europe is a market capitalization weighted index of listed property/real estate securities in Europe measuring total return.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)    Commenced operations on October 1, 1997

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The European Real Estate Portfolio seeks to provide current income and long-term capital appreciation by investing primarily in equity securities of companies in the European real estate industry. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. The Portfolio's concentration in the real estate sector makes it subject to greater risk and volatility than other portfolios that are more diversified and the value of its shares may be substantially affected by economic events in the real estate industry.

PERFORMANCE

For the year ended December 31, 2003, the Portfolio had a total return of 42.41% for the Class A shares and 42.06% for the Class B shares compared to 45.03% for the GPR General Real Estate Securities Index - Europe (the "Index").

FACTORS AFFECTING PERFORMANCE

   - European real estate securities advanced strongly for a second year in a row. Following a weak first quarter, the Index increased in each of the remaining three quarters, finishing up 45% for the year.

   - The strong performance during the year was aided by a depreciation of the U.S. dollar, which lost 20% versus the euro and 9% versus the British pound.

   - The best performing markets during the year were Finland, Sweden, and Spain with U.S. dollar returns of 75.0%, 71.1% and 59.4%, respectively.

   - Compared to the Index, the Portfolio was underweight in Sweden, which resulted in negative relative performance that was only partly compensated for by overweights in Spain and Finland.

   - The worst performing countries during the year were Switzerland, Germany and Austria with dollar returns of 15.7%, 25.4% and 28.7%, respectively. Compared to the Index, the Portfolio was underweighted in these lagging countries, which helped account for the positive relative performance.

   - Security selection added to returns in France, Spain, and Switzerland, but this was more than offset by a negative contribution from stock picking in the United Kingdom, Sweden, and Italy.

2003 ANNUAL REPORT

December 31, 2003

INVESTMENT OVERVIEW (CONT'D)

EUROPEAN REAL ESTATE PORTFOLIO

MANAGEMENT STRATEGIES

   - The Portfolio continued its long-term strategy of trying to achieve superior returns in real estate securities by focusing on the underlying properties' risk and return characteristics. We continued to focus on both the top-down allocation across countries and real estate sectors, as well as on a thorough bottom-up stock selection process based on fundamental analysis.

   - In 2003, we implemented this strategy through overweights in the French and Italian real estate markets, where we found several opportunities to invest in robust real estate markets at attractive valuations.

   - We also maintained underweights in markets where we viewed that real estate fundamentals were less appealing compared to the European average. This resulted in underweights in Sweden and Germany during the year.

   - Our focus on relative valuation also resulted in underweights in the Austrian and Belgian markets and overweights in Spain and Finland.

January 2004

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

STATEMENT OF NET ASSETS

EUROPEAN REAL ESTATE PORTFOLIO

                                                                                      VALUE
                                                                   SHARES             (000)
-------------------------------------------------------------------------------------------
COMMON STOCKS (97.7%)
BELGIUM (0.4%)
Cofinimmo                                                             705   $            98
-------------------------------------------------------------------------------------------
FINLAND (1.8%)
Sponda Oyj                                                         49,294               410
-------------------------------------------------------------------------------------------
FRANCE (24.0%)
Bail-Investissement                                                12,875               389
Gecina S.A.                                                     (a)10,683             1,567
Klepierre                                                          11,184               671
Silic                                                               3,499               233
Societe Fonciere Lyonnaise                                         18,926               818
Sophia                                                              8,915               458
Unibail                                                            15,057             1,408
-------------------------------------------------------------------------------------------
                                                                                      5,544
===========================================================================================
GERMANY (1.4%)
IVG Immobilien AG                                                  27,392               319
-------------------------------------------------------------------------------------------
ITALY (7.4%)
Aedes S.p.A.                                                      170,179               719
Beni Stabili S.p.A.                                             1,377,983               900
Risanamento S.p.A.                                                 48,153                88
-------------------------------------------------------------------------------------------
                                                                                      1,707
===========================================================================================
NETHERLANDS (12.6%)
AM N.V.                                                            39,400               305
Corio N.V.                                                          6,689               258
Eurocommercial Properties N.V.                                     24,836               651
Rodamco Europe N.V.                                                23,478             1,364
Wereldhave N.V.                                                     4,332               324
-------------------------------------------------------------------------------------------
                                                                                      2,902
===========================================================================================
NORWAY (1.7%)
Steen & Strom ASA                                               (a)20,500               389
-------------------------------------------------------------------------------------------
SPAIN (5.4%)
Inmobiliaria Colonial S.A.                                         23,759               568
Inmobiliaria Urbis S.A.                                            47,293               467
Metrovacesa S.A.                                                    6,053               206
-------------------------------------------------------------------------------------------
                                                                                      1,241
===========================================================================================
SWEDEN (0.7%)
JM AB                                                              11,940               176
-------------------------------------------------------------------------------------------
SWITZERLAND (1.4%)
PSP Swiss Property AG                                               2,378               335
-------------------------------------------------------------------------------------------
UNITED KINGDOM (40.9%)
British Land Co. plc                                              138,540             1,445
Brixton plc                                                        28,100               135
Canary Wharf Group plc                                         (a)100,701               482
Capital & Regional Properties plc                                  12,843                92
Chelsfield plc                                                    155,561               851
CLS Holdings plc                                                (a)26,933               130
Derwent Valley Holdings plc                                        12,234               163
Freeport plc                                                       49,510               356
Hammerson plc                                                      51,362               594
Land Securities Group plc                                         118,230             2,094
Liberty International plc                                          67,435               822
London Merchant Securities plc                                     56,900               175
Minerva plc                                                        76,700               294
Pillar Property plc                                                26,006               240
Shaftesbury plc                                                    31,393   $           138
Slough Estates plc                                                 92,014               722
Unite Group plc                                                   217,974               708
-------------------------------------------------------------------------------------------
                                                                                      9,441
===========================================================================================
  TOTAL COMMON STOCKS (COST $16,914)                                                 22,562
===========================================================================================
  TOTAL FOREIGN SECURITIES (97.7%) (COST $16,914)                                    22,562
===========================================================================================

                                                                     FACE
                                                                   AMOUNT
                                                                    (000)
-------------------------------------------------------------------------------------------
FOREIGN CURRENCY (0.0%)
British Pound                                          GBP              2                 3
Euro                                                   EUR              1                 1
-------------------------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $4)                                                        4
===========================================================================================
TOTAL INVESTMENTS (97.7%) (COST $16,918)                                             22,566
===========================================================================================

                                                                   AMOUNT
                                                                    (000)
-------------------------------------------------------------------------------------------
OTHER ASSETS (5.6%)
  Receivable for Investments Sold                      $            1,135
  Foreign Withholding Tax Reclaim Receivable                          127
  Dividends Receivable                                                 34
  Other                                                                 1             1,297
-------------------------------------------------------------------------------------------
LIABILITIES (-3.3%)
  Bank Overdraft Payable                                             (710)
  Investment Advisory Fees Payable                                    (30)
  Custodian Fees Payable                                               (6)
  Administrative Fees Payable                                          (5)
  Directors' Fees and Expenses Payable                                 (3)
  Distribution Fees, Class B                                           (1)
  Other Liabilities                                                    (9)             (764)
-------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                           $        23,099
===========================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                             $        21,705
Undistributed (Distributions in Excess of) Net
  Investment Income                                                                    (274)
Accumulated Net Realized Gain (Loss)                                                 (4,011)
Unrealized Appreciation (Depreciation) on:
  Investments                                                                         5,648
  Foreign Currency Translations                                                          31
-------------------------------------------------------------------------------------------
NET ASSETS                                                                  $        23,099
===========================================================================================
CLASS A:

NET ASSETS                                                                  $        22,184
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 1,466,655 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                                  $         15.13
===========================================================================================
CLASS B:

NET ASSETS                                                                  $           915
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 60,317 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                                  $         15.17
===========================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

STATEMENT OF NET ASSETS (CONT'D)

EUROPEAN REAL ESTATE PORTFOLIO

(a)    Non-income producing security.

                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2003
                                   (UNAUDITED)

                                                                  PERCENT
                                                        VALUE      OF NET
INDUSTRY                                                (000)      ASSETS
-------------------------------------------------------------------------
Apartments                                      $       2,241         9.7%
Diversified                                            11,887        51.5
Office & Industrial                                     5,366        23.2
Office Buildings                                        2,145         9.3
Shopping Centers                                          838         3.6
Other                                                      85         0.4
-------------------------------------------------------------------------
                                                $      22,562        97.7%
=========================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

INVESTMENT OVERVIEW (UNAUDITED)

EUROPEAN VALUE EQUITY PORTFOLIO

[CHART]

           COMPARISON OF THE CHANGE IN VALUE OF A $500,000* INVESTMENT
                                  OVER 10 YEARS
                          FISCAL YEAR ENDED DECEMBER 31

               "EUROPEAN VALUE EQUITY PORTFOLIO-CLASS A"                "MSCI EUROPE INDEX"(1)
    "1993"                    $   500,000                                     $   500,000
    "1994"                    $   554,415                                     $   511,412
    "1995"                    $   620,113                                     $   621,980
    "1996"                    $   758,336                                     $   753,156
    "1997"                    $   893,926                                     $   932,407
    "1998"                    $   966,246                                     $ 1,198,423
    "1999"                    $ 1,059,005                                     $ 1,388,852
    "2000"                    $ 1,137,160                                     $ 1,272,328
    "2001"                    $   983,985                                     $ 1,019,135
    "2002"                    $   893,064                                     $   831,818
    "2003"                    $ 1,162,323                                     $ 1,152,400

* Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX(1)

                                         TOTAL RETURNS(2)
                             ---------------------------------------
                                              AVERAGE ANNUAL
                                        ----------------------------
                                ONE       FIVE      TEN       SINCE
                               YEAR      YEARS    YEARS   INCEPTION
--------------------------------------------------------------------
Portfolio - Class A (3)       30.15%      3.77%    8.80%      10.77%
Index - Class A               38.54      (0.78)    8.71        9.95
Portfolio - Class B (4)       29.80       3.49      N/A        7.77
Index - Class B               38.54      (0.78)     N/A        7.93

(1) The MSCI Europe Index is an unmanaged market value weighted index of common stocks listed on the stock exchanges of countries in Europe.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)   Commenced operations on April 2, 1993
(4)   Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The European Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of European issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

PERFORMANCE

For the year ended December 31, 2003, the Portfolio had a total return of 30.15% for the Class A shares and 29.80% for the Class B shares compared to 38.54% for the Morgan Stanley Capital International (MSCI) Europe Index (the "Index").

FACTORS AFFECTING PERFORMANCE

   - In 2003, European equity markets rebounded strongly, driven by strong performance in the most cyclical sectors: information technology, industrials, and financials.

   - Defensive sectors such as healthcare, consumer staples, and energy were the worst performing sectors.

   - The Portfolio's underperformance was primarily driven by weaker stock selection in industrials, materials, and information technology.

   - Our value discipline leads us to invest in stocks that have a solid business model, a sound balance sheet, and an attractive valuation relative to their long-term fair value. This emphasis has led us to stay away from the higher beta, higher financial leverage and low profitability stocks that led the equity market recovery.

   - In terms of sector allocation, the Portfolio's overweight in industrials was positive. However, both the underweight in financials and the overweight in consumer staples had a negative impact on the overall return.

MANAGEMENT STRATEGIES

   - As patient long-term investors, we continued to search for undervalued securities that we believed would provide both capital appreciation and a margin of safety. We paid particular attention to free cash flow generation, as we believe it is the key driver to economic value creation.

January 2004

2003 ANNUAL REPORT

December 31, 2003

STATEMENT OF NET ASSETS

EUROPEAN VALUE EQUITY PORTFOLIO

                                                                                      VALUE
                                                                   SHARES             (000)
-------------------------------------------------------------------------------------------
COMMON STOCKS (95.8%)
BELGIUM (2.8%)
AGFA-Gevaert N.V.                                                   9,847   $           280
Fortis                                                             16,747               337
Solvay S.A., Class A                                                3,855               333
-------------------------------------------------------------------------------------------
                                                                                        950
===========================================================================================
DENMARK (0.9%)
Danske Bank A/S                                                    13,231               310
-------------------------------------------------------------------------------------------
FINLAND (2.7%)
Nokia Oyj                                                          43,770               755
Sampo Oyj, Class A                                                 17,062               176
-------------------------------------------------------------------------------------------
                                                                                        931
===========================================================================================
FRANCE (16.0%)
Aventis S.A.                                                    (c)13,738               905
AXA                                                                 9,830               210
BNP Paribas S.A.                                                   11,836               743
Carrefour S.A.                                                   (c)3,097               170
France Telecom S.A.                                             (a)18,628               531
Groupe Danone                                                       1,877               306
Neopost S.A.                                                        3,487               175
Peugeot S.A.                                                        3,514               179
Schneider Electric S.A.                                             8,757               572
Societe Generale                                                    4,889               430
Total S.A.                                                          6,496             1,204
-------------------------------------------------------------------------------------------
                                                                                      5,425
===========================================================================================
GERMANY (4.5%)
Adidas-Salomon AG                                                   3,338               379
Deutsche Boerse AG                                                  6,458               352
Deutsche Telekom AG (Registered)                                (a)11,600               212
E. ON AG                                                            3,006               196
Siemens AG (Registered)                                             4,860               388
-------------------------------------------------------------------------------------------
                                                                                      1,527
===========================================================================================
IRELAND (2.2%)
Allied Irish Banks plc                                             20,800               332
Bank of Ireland (London Shares)                                    30,690               417
-------------------------------------------------------------------------------------------
                                                                                        749
===========================================================================================
ITALY (5.2%)
ENI S.p.A.                                                         27,965               526
Telecom Italia S.p.A.                                       (a)(c)128,703               381
Telecom Italia S.p.A. RNC (Non-Voting Shares)                  (a)220,508               448
UniCredito Italiano S.p.A.                                         76,909               414
-------------------------------------------------------------------------------------------
                                                                                      1,769
===========================================================================================
NETHERLANDS (5.6%)
European Aeronautic Defense & Space Co.                          (c)6,345               150
Heineken N.V.                                                       6,860               261
Royal Dutch Petroleum Co.                                          15,505               815
Unilever N.V. CVA                                                  10,352               675
-------------------------------------------------------------------------------------------
                                                                                      1,901
===========================================================================================
NORWAY (1.5%)
DNB NOR ASA                                                     (c)56,373               375
Telenor ASA                                                        17,970               117
-------------------------------------------------------------------------------------------
                                                                                        492
===========================================================================================
SPAIN (1.4%)
Telefonica S.A.                                                    32,267   $           472
-------------------------------------------------------------------------------------------
SWITZERLAND (19.2%)
ABB Ltd.                                                        (a)53,116               269
Ciba Specialty Chemicals AG (Registered)                         (a)4,246               328
Converium Holding AG                                                7,387               392
Credit Suisse Group                                                 7,675               280
Holcim Ltd. (Registered)                                            6,923               321
Nestle S.A. (Registered)                                            4,476             1,115
Novartis AG (Registered)                                           26,415             1,196
Roche Holding AG                                                    1,682               169
Schindler Holding AG (Registered)                                  (a)731               202
STMicroelectronics N.V                                             13,568               367
Swiss Reinsurance (Registered)                                      5,023               338
Swisscom AG (Registered)                                              719               236
Syngenta AG                                                         8,954               601
UBS AG (Registered)                                                10,601               724
-------------------------------------------------------------------------------------------
                                                                                      6,538
===========================================================================================
UNITED KINGDOM (33.8%)
Allied Domecq plc                                                  59,776               460
Barclays plc                                                       42,713               380
BOC Group plc                                                      27,886               425
British American Tobacco plc                                       25,148               346
Cadbury Schweppes plc                                              24,780               182
Diageo plc                                                         16,414               215
GlaxoSmithKline plc                                                55,842             1,276
GUS plc                                                            14,854               205
Hays plc                                                          157,271               337
HSBC Holdings plc                                                  26,327               413
Invensys plc                                                   (a)180,153                59
Lloyds TSB Group plc                                               46,420               371
National Grid Transco plc                                          41,131               294
Pearson plc                                                        14,644               163
Prudential plc                                                     60,530               510
Reed Elsevier plc                                                  86,800               724
Rentokil Initial plc                                              170,167               577
Rolls-Royce Group plc                                              76,739               243
Royal Bank of Scotland Group plc                                   30,248               889
Scottish & Southern Energy plc                                     14,847               178
Shell Transport & Trading Co. plc                                 147,624             1,095
Smiths Group plc                                                   37,336               441
Vodafone Group plc                                                554,214             1,371
Yell Group plc                                                     59,241               323
-------------------------------------------------------------------------------------------
                                                                                     11,477
===========================================================================================
  TOTAL COMMON STOCKS (COST $27,116)                                                 32,541
===========================================================================================
  TOTAL FOREIGN SECURITIES (95.8%) (COST $27,116)                                    32,541
===========================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

STATEMENT OF NET ASSETS (CONT'D)

EUROPEAN VALUE EQUITY PORTFOLIO

                                                                     FACE
                                                                   AMOUNT             VALUE
                                                                    (000)             (000)
-------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (5.0%)
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL
  ON LOANED SECURITIES (4.0%)
American Express Credit Corp.,
  1.17%, 5/17/04                                            $          20   $            20
BETA Finance, Inc., 1.08%, 6/16/04                                     92                92
Canadian Imperial Bank NY, 1.11%, 8/3/04                               33                33
CC USA, Inc., 1.09%, 2/6/04                                            33                33
Chase Credit Card Master Trust,
  1.18%, 10/15/04                                                      26                26
Credit Industrial et Commercial (CIC)/NY,
  1.14%, 2/10/04                                                       34                34
Dorado Finance, Inc., 1.09%, 2/5/04                                    33                33
Federal National Mortgage Association,
  0.96%, 1/29/04                                                      198               198
Federal National Mortgage Association -
  Discounted, 1.13%, 4/14/04                                           29                29
Goldman Sachs & Co., 1.02%, 1/2/04                                    216               216
International Credit Card Funding No. 1 Ltd.,
  1.15%, 3/19/04                                                       77                77
Landesbank Baden Wuerttemberg,
  1.50%, 11/19/04                                                      33                33
Links Finance LLC, 1.08%, 6/16/04                                      33                33
Links Finance LLC, 1.09%, 5/24/04                                      53                53
Macquarie Bank Ltd., 1.24%, 6/24/04                                    29                29
Natexis Banques Populaires NY,
  1.15%, 12/20/04                                                      53                53
Sears Credit Account Master Trust,
  1.19%, 10/15/04                                                      53                53
Societe Generale/London, 1.54%, 11/12/04                               33                33
SWIFT 2001, Series A6, 1.16%, 1/15/04                                  23                23
SWIFT 2001, Series A7, 1.16%, 3/15/04                                  66                66
Target Credit Card Master Trust, 1.17%, 7/26/04                        52                52
Wachovia Bank, NA, 1.06%, 11/15/04                                     66                66
Wells Fargo Bank, San Francisco NA,
  1.06%, 1/30/04                                                       19                19
Westdeutsche Landesbank N.Y.,
  1.09%, 11/29/04                                                      65                65
-------------------------------------------------------------------------------------------
                                                                                      1,369
===========================================================================================
REPURCHASE AGREEMENT (1.0%)
J.P. Morgan Securities, Inc., 0.75%, dated
  12/31/03, due 1/2/04, repurchase price $339                      (f)339               339
-------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS (COST $1,708)                                          1,708
===========================================================================================
FOREIGN CURRENCY (0.2%)
British Pound                                             GBP           2                 4
Danish Krone                                              DKK          35                 6
Euro                                                      EUR          11                14
Norwegian Krone                                           NOK         153                23
Swedish Krona                                             SEK          29                 4
Swiss Franc                                               CHF         @--               @--
-------------------------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $51)                                                      51
===========================================================================================

                                                                                      VALUE
                                                                                      (000)
-------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.0%) (COST $28,875) -- INCLUDING
  $1,321 OF SECURITIES LOANED                                               $        34,300
===========================================================================================

                                                                   AMOUNT
                                                                    (000)
-------------------------------------------------------------------------------------------
OTHER ASSETS (3.4%)
  Receivable for Investments Sold                           $         774
  Foreign Withholding Tax Reclaim Receivable                          321
  Dividends Receivable                                                 54
  Other                                                                 2             1,151
-------------------------------------------------------------------------------------------
LIABILITIES (-4.4%)
  Collateral on Securities Loaned, at Value                        (1,369)
  Investment Advisory Fees Payable                                    (51)
  Directors' Fees and Expenses Payable                                (24)
  Custodian Fees Payable                                              (13)
  Administrative Fees Payable                                          (6)
  Net Unrealized Depreciation on Foreign
    Currency Exchange Contracts                                        (4)
  Bank Overdraft Payable                                               (3)
  Distribution Fees, Class B                                           (1)
  Other Liabilities                                                    (9)           (1,480)
-------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                           $        33,971
===========================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                             $        31,980
Undistributed (Distributions in Excess of) Net
  Investment Income                                                                      (4)
Accumulated Net Realized Gain (Loss)                                                 (3,518)
Unrealized Appreciation (Depreciation) on:
  Investments                                                                         5,425
  Foreign Currency Exchange Contracts and Translations                                   88
-------------------------------------------------------------------------------------------
NET ASSETS                                                                  $        33,971
===========================================================================================
CLASS A:

NET ASSETS                                                                  $        32,791
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 2,518,148 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                                  $         13.02
===========================================================================================
CLASS B:

NET ASSETS                                                                  $         1,180
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 90,502 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                                  $         13.04
===========================================================================================

(a)   Non-income producing security.
(c)   All or portion of security on loan at December 31, 2003.
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
@     Face Amount/Value is less than $500.
CVA   Certificaten Van Aandelen
RNC   Non-Convertible Savings Shares

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

STATEMENT OF NET ASSETS (CONT'D)

EUROPEAN VALUE EQUITY PORTFOLIO

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

                                                                   NET
  CURRENCY                                IN                   UNREALIZED
     TO                                EXCHANGE               APPRECIATION
  DELIVER    VALUE      SETTLEMENT       FOR       VALUE     (DEPRECIATION)
   (000)     (000)         DATE         (000)      (000)          (000)
-----------------------------------------------------------------------------
 CHF   473  $   381       1/5/04       US$  379   $   379       $     (2)
 DKK   114       19       1/5/04       US$   19        19            @--
 EUR   157      198       1/2/04       US$  197       197             (1)
 EUR   112      141       1/5/04       US$  140       140             (1)
 NOK   112       17       1/5/04       US$   17        17            @--
            -------                               -------       --------
            $   756                               $   752       $     (4)
            =======                               =======       ========

                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2003
                                   (UNAUDITED)

                                                                      PERCENT
                                                          VALUE        OF NET
INDUSTRY                                                  (000)        ASSETS
-----------------------------------------------------------------------------
Aerospace & Defense                                  $      393           1.2%
Beverages                                                   936           2.8
Capital Markets                                           1,004           3.0
Chemicals                                                 1,687           5.0
Commercial Banks                                          5,075          14.9
Commercial Services & Supplies                              914           2.7
Communications Equipment                                    755           2.2
Diversified Financial Services                              689           2.0
Diversified Telecommunication Services                    2,397           7.0
Electric Utilities                                          374           1.1
Electrical Equipment                                        840           2.5
Food Products                                             2,277           6.7
Household Durables                                          905           2.7
Industrial Conglomerates                                    829           2.4
Insurance                                                 1,626           4.8
Media                                                     1,209           3.6
Oil & Gas                                                 3,641          10.7
Pharmaceuticals                                           2,641           7.8
Semiconductors & Semiconductor Equipment                    367           1.1
Textiles, Apparel & Luxury Goods                            379           1.1
Tobacco                                                     346           1.0
Wireless Telecommunication Services                       1,371           4.0
Other                                                     1,886           5.5
-----------------------------------------------------------------------------
                                                     $   32,541          95.8%
=============================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

INVESTMENT OVERVIEW (UNAUDITED)

GLOBAL FRANCHISE PORTFOLIO

[CHART]

          COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
                                 SINCE INCEPTION
                          FISCAL YEAR ENDED DECEMBER 31

              "MSCI WORLD INDEX"(1)     "GLOBAL FRANCHISE PORTFOLIO-CLASS A"    "GLOBAL FRANCHISE PORTFOLIO-CLASS B"
 "*"                $ 500,000                      $ 500,000                               $ 100,000
"2001"              $ 503,100                      $ 524,000                               $ 104,600
"2002"              $ 403,033                      $ 566,444                               $ 112,780
"2003"              $ 536,478                      $ 724,595                               $ 143,929

 * Commenced operations on November 28, 2001

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different fees assessed to that class. The MSCI World Index value at December 31, 2003 assumes a minimum investment of $500,000; if a minimum initial investment of $100,000 (the minimum for Class B shares) is assumed, the value at December 31, 2003 would be $103,112.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX(1)

                                           TOTAL RETURNS(2)
                                     ----------------------------
                                                        AVERAGE
                                                         ANNUAL
                                       ONE                SINCE
                                      YEAR            INCEPTION
-----------------------------------------------------------------
Portfolio - Class A (3)              27.92%               19.42%
Portfolio - Class B (3)              27.62                19.03
Index                                33.11                 3.96

(1) The MSCI World Index is an unmanaged index of common stocks and includes securities representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific region.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)   Commenced operations on November 28, 2001

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Global Franchise Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world, that it believes have, among other things, resilient business franchises and growth potential. This Portfolio's concentration of its assets in a smaller number of companies may subject it to greater investment risk than a portfolio with a larger number of companies. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

PERFORMANCE

For the year ended December 31, 2003, the Portfolio had a total return of 27.92% for the Class A shares and 27.62% for the Class B shares compared to 33.11% for the Morgan Stanley Capital International (MSCI) World Index (the "Index").

FACTORS AFFECTING PERFORMANCE

   - In 2003, equity markets rallied driven by strong performance in materials (+46%), information technology (+37%), and industrials (+33%).

   - The lowest performing sectors included healthcare (+14%), consumer staples (+21%), and utilities (+23%).

   -  In this environment, value stocks underperformed growth stocks.

   - The Portfolio's investment strategy prevents us from investing in the sectors that drove the market this year. As long-only investors, we seek high quality companies that are relatively less affected by various economic cycles. We avoid investing in sectors that are characterized by cyclicality, leverage, high capital expenditure, or obsolescence risk. Consequently, zero allocation to the highest performing sectors this year has been the largest deterrent to our performance.

   - The largest contribution to our performance came from stock selection in industrials. The two elevator-servicing companies in the Portfolio rose 92% for the year. The second largest contributor to our performance has been stock selection in consumer staples. Security selection detracted from performance in the consumer discretionary sector.

MANAGEMENT STRATEGIES

   - Overall, we continued to invest in companies with strong business franchises protected by a dominant intangible asset. Additionally, we demanded sound management, substantial free cash flow, and growth potential. We invested in these high quality companies only when we could identify compelling value as measured by a current free cash flow yield in excess of the risk-free bond yield.

January 2004

2003 ANNUAL REPORT

December 31, 2003

STATEMENT OF NET ASSETS

GLOBAL FRANCHISE PORTFOLIO

                                                                           VALUE
                                                           SHARES          (000)
--------------------------------------------------------------------------------
COMMON STOCKS (94.8%)
CANADA (3.0%)
Torstar Corp., Class B                                    110,980    $     2,482
--------------------------------------------------------------------------------
FINLAND (4.5%)
Kone Oyj, Class B                                          64,588          3,697
--------------------------------------------------------------------------------
FRANCE (7.0%)
Aventis S.A.                                               34,288          2,260
Groupe Danone                                              21,439          3,490
--------------------------------------------------------------------------------
                                                                           5,750
================================================================================
ITALY (2.6%)
Davide Campari-Milano S.p.A.                               45,091          2,184
--------------------------------------------------------------------------------
NETHERLANDS (2.7%)
Reed Elsevier N.V.                                        179,980          2,230
--------------------------------------------------------------------------------
SPAIN (3.9%)
Zardoya Otis S.A.                                         156,445          3,247
--------------------------------------------------------------------------------
SWEDEN (4.5%)
Swedish Match AB                                          360,384          3,680
--------------------------------------------------------------------------------
SWITZERLAND (7.3%)
Nestle S.A. (Registered)                                   14,603          3,637
Novartis AG (Registered)                                   52,902          2,395
--------------------------------------------------------------------------------
                                                                           6,032
================================================================================
UNITED KINGDOM (37.9%)
Allied Domecq plc                                         425,745          3,276
British American Tobacco plc                              442,056          6,078
Cadbury Schweppes plc                                     617,013          4,520
Capital Radio plc                                         199,732          1,676
Diageo plc                                                267,665          3,513
GlaxoSmithKline plc                                       116,281          2,658
Imperial Tobacco Group plc                                112,038          2,201
Reckitt Benckiser plc                                     150,050          3,387
SMG plc                                                 1,161,802          2,406
WPP Group plc                                             152,657          1,495
--------------------------------------------------------------------------------
                                                                          31,210
================================================================================
UNITED STATES (21.4%)
Altria Group, Inc.                                         69,363          3,775
Bristol-Myers Squibb Co.                                   70,611          2,019
Brown-Forman Corp., Class B                                16,349          1,528
Fortune Brands, Inc.                                       23,158          1,655
Kimberly-Clark Corp.                                       49,975          2,953
Merck & Co., Inc.                                          54,223          2,505
New York Times Co., (The) Class A                          66,241          3,166
--------------------------------------------------------------------------------
                                                                          17,601
================================================================================
  TOTAL COMMON STOCKS (COST $61,041)                                      78,113
================================================================================

                                                             FACE
                                                           AMOUNT
                                                            (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (5.5%)
REPURCHASE AGREEMENT (5.5%)
J.P. Morgan Securities, Inc., 0.75%, dated
  12/31/03, due 1/2/04, repurchase price
  $4,575 (COST $4,575)                              $    (f)4,575          4,575
================================================================================

                                                             FACE
                                                           AMOUNT          VALUE
                                                            (000)          (000)
-------------------------------------------------------------------------------
FOREIGN CURRENCY (0.0%)
British Pound                                     GBP         @--    $      @--
Canadian Dollar                                   CAD          15            12
Euro                                              EUR          18            22
-------------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $34)                                          34
===============================================================================
TOTAL INVESTMENTS (100.3%) (COST $65,650)                                82,722
===============================================================================

                                                           AMOUNT
                                                            (000)
-------------------------------------------------------------------------------
OTHER ASSETS (0.4%)
  Dividends Receivable                              $         177
  Foreign Withholding Tax Reclaim Receivable                  138
  Receivable for Portfolio Shares Sold                         25
  Other                                                         2           342
-------------------------------------------------------------------------------
LIABILITIES (-0.7%)
  Net Unrealized Depreciation on Foreign
    Currency Exchange Contracts                              (464)
  Investment Advisory Fees Payable                           (122)
  Administrative Fees Payable                                 (13)
  Custodian Fees Payable                                       (7)
  Bank Overdraft Payable                                       (7)
  Distribution Fees, Class B                                   (1)
  Directors' Fees and Expenses Payable                         (1)
  Other Liabilities                                           (11)         (626)
-------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $   82,438
===============================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                      $   66,098
Undistributed (Distributions in Excess of ) Net
  Investment Income                                                        (212)
Accumulated Net Realized Gain (Loss)                                        (86)
Unrealized Appreciation (Depreciation) on:
  Investments                                                            17,072
  Foreign Currency Exchange Contracts and
    Translations                                                           (434)
-------------------------------------------------------------------------------
NET ASSETS                                                           $   82,438
===============================================================================
CLASS A:

NET ASSETS                                                           $   79,756
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 5,582,725 outstanding $0.001 par
    value shares (authorized 500,000,000 shares)                     $    14.29
===============================================================================
CLASS B:

NET ASSETS                                                           $    2,682
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 188,615 outstanding $0.001 par
    value shares (authorized 500,000,000 shares)                     $    14.22
===============================================================================

(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
@     Face Amount/Value is less than $500.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

STATEMENT OF NET ASSETS (CONT'D)

GLOBAL FRANCHISE PORTFOLIO

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

                                                                       NET
  CURRENCY                                   IN                    UNREALIZED
    TO                                    EXCHANGE                APPRECIATION
  DELIVER      VALUE      SETTLEMENT        FOR        VALUE     (DEPRECIATION)
   (000)       (000)         DATE          (000)       (000)         (000)
--------------------------------------------------------------------------------
GBP  6,750   $ 12,050       1/8/04       US$ 11,586  $ 11,586       $  (464)
             ========                                ========       =======

                  SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2003
                                   (UNAUDITED)

                                                                         PERCENT
                                                            VALUE         OF NET
INDUSTRY                                                    (000)         ASSETS
--------------------------------------------------------------------------------
Beverages                                            $     10,501           12.7%
Food Products                                              11,647           14.1
Household Durables                                          3,916            4.8
Household Products                                          6,340            7.7
Machinery                                                   6,943            8.4
Media                                                      10,290           12.5
Metals & Mining                                             3,166            3.9
Pharmaceuticals                                             9,577           11.6
Tobacco                                                    15,733           19.1
--------------------------------------------------------------------------------
                                                     $     78,113           94.8%
================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

INVESTMENT OVERVIEW (UNAUDITED)

GLOBAL VALUE EQUITY PORTFOLIO

[CHART]

           COMPARISON OF THE CHANGE IN VALUE OF A $500,000* INVESTMENT
                                  OVER 10 YEARS
                          FISCAL YEAR ENDED DECEMBER 31

                      MSCI WORLD NET INDEX(1)            GLOBAL VALUE EQUITY PORTFOLIO-CLASS A
     "1993"                $    500,000                           $    500,000
     "1994"                $    525,400                           $    534,770
     "1995"                $    634,263                           $    634,579
     "1996"                $    719,762                           $    779,479
     "1997"                $    833,196                           $    964,637
     "1998"                $  1,035,996                           $  1,105,512
     "1999"                $  1,294,373                           $  1,149,888
     "2000"                $  1,123,750                           $  1,285,046
     "2001"                $    934,735                           $  1,177,680
     "2002"                $    748,817                           $    973,482
     "2003"                $    996,750                           $  1,257,836

* Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX(1)

                                         TOTAL RETURNS(2)
                             ---------------------------------------
                                               AVERAGE ANNUAL
                                        ----------------------------
                                 ONE      FIVE      TEN       SINCE
                                YEAR     YEARS    YEARS   INCEPTION
--------------------------------------------------------------------
Portfolio - Class A (3)        29.21%     2.61%    9.66%      11.65%
Index - Class A                33.11     (0.77)    7.14        7.98
Portfolio - Class B (4)        28.95      2.36      N/A        8.57
Index - Class B                33.11     (0.77)     N/A        5.76

(1) The MSCI World Index is an unmanaged index of common stocks and includes securities representative of the market structure over 20 developed market countries in North America, Europe, and the Asia/Pacific region.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)   Commenced operations on July 15, 1992
(4)   Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Global Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

PERFORMANCE

For the year ended December 31, 2003, the Portfolio had a total return of 29.21% for the Class A shares and 28.95% for the Class B shares compared to 33.11% for the Morgan Stanley Capital International (MSCI) World Index (the "Index").

FACTORS AFFECTING PERFORMANCE

   - Marked improvements in economic growth in the world's major regions ensured the year finished off on a resolutely positive note. Confirmation that the difficulties of the first quarter were behind us came as equity markets staged a significant rally post March, which has continued to the end of the year.

   - Early in the year, the Iraq war and its impact on the global economy dominated investors' thinking. During this period, the Portfolio was overweight relative to the Index in the defensive consumer staples sector, but this sector also suffered through the impact of the general retreat from equities. In addition, the more economically sensitive sectors such as financials, consumer discretionary, materials, and industrials, which the Portfolio was at Index weight or overweight, also suffered. As a consequence, the Portfolio underperformed in the first quarter.

   - In the second quarter, the Iraq conflict ended and a relief rally ensued. The market rose 17.0% during the quarter, and returns from all sectors were positive. The Portfolio's positioning remained similar to the first quarter, and the Portfolio outperformed in this environment. However, the rebound was not sufficient to fully recover the losses incurred in the anomalous conditions of the first quarter.

   - As an economic recovery began to gain momentum and the year progressed, the Portfolio continued to outperform in the third quarter and its performance was in line with the Index for the fourth quarter.

MANAGEMENT STRATEGIES

   - Relative to the Index at the end of the period, the Portfolio maintained its significant overweight in the consumer staples sector. We remained underweight in the information technology sector where stocks that meet our quality criteria continue to be too expensive.

   - Finally, we have been able to identify a number of attractive opportunities in Japan, particularly in the pharmaceutical and household products categories, which meet our stringent quality and value criteria, and we have nominally increased the weighting of the Portfolio there.

January 2004

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

STATEMENT OF NET ASSETS

GLOBAL VALUE EQUITY PORTFOLIO

                                                                           VALUE
                                                           SHARES          (000)
--------------------------------------------------------------------------------
COMMON STOCKS (95.4%)
BERMUDA (0.7%)
XL Capital Ltd., Class A                                    8,283   $        642
--------------------------------------------------------------------------------
DENMARK (0.7%)
Danisco A/S                                                13,970            620
--------------------------------------------------------------------------------
FINLAND (0.2%)
Nokia Oyj                                                  11,615            200
--------------------------------------------------------------------------------
FRANCE (7.1%)
Aventis S.A.                                               22,076          1,455
BNP Paribas S.A.                                           21,316          1,338
Cie de Saint-Gobain                                        15,204            742
Groupe Danone                                               2,940            479
Lafarge S.A.                                               11,971          1,063
Total S.A., Class B                                         6,266          1,162
--------------------------------------------------------------------------------
                                                                           6,239
================================================================================
GERMANY (1.6%)
BASF AG                                                    19,427          1,089
Porsche AG (non-voting shares)                                534            316
--------------------------------------------------------------------------------
                                                                           1,405
================================================================================
HONG KONG (0.5%)
HongKong Electric Holdings Ltd.                           107,180            424
--------------------------------------------------------------------------------
IRELAND (0.6%)
Bank of Ireland (London Shares)                            39,673            539
--------------------------------------------------------------------------------
ITALY (2.7%)
ENI S.p.A.                                                 77,987          1,467
Telecom Italia S.p.A. RNC                              (a)427,738            869
--------------------------------------------------------------------------------
                                                                           2,336
================================================================================
JAPAN (12.5%)
Canon, Inc.                                                20,000            930
Fuji Photo Film Co., Ltd.                                  37,000          1,192
Fuji Television Network, Inc.                                  44            238
Fujitsu Ltd.                                            (a)66,000            388
Hitachi Ltd.                                               77,000            463
Kao Corp.                                                  43,000            873
Mitsubishi Estate Co., Ltd.                                87,000            823
Mitsui Sumitomo Insurance Co., Ltd.                       138,000          1,131
Nippon Telegraph & Telephone Corp.                            179            862
Rohm Co., Ltd.                                              5,100            597
Sankyo Co., Ltd.                                           33,900            636
Sekisui House Ltd.                                         68,000            701
Sumitomo Electric Industries Ltd.                          81,000            723
Takeda Chemical Industries Ltd.                            28,800          1,140
Toyota Motor Corp.                                         10,200            344
--------------------------------------------------------------------------------
                                                                          11,041
================================================================================
NETHERLANDS (4.7%)
Heineken N.V.                                              23,279            884
ING Groep N.V. CVA                                         19,304            449
Koninklijke Philips Electronics N.V.                       28,138            819
Royal Dutch Petroleum Co. (NY Shares)                      34,025          1,783
Unilever N.V. CVA                                           3,652            238
--------------------------------------------------------------------------------
                                                                           4,173
================================================================================
SOUTH KOREA (0.2%)
Samsung Electronics Co., Ltd. GDR
  (Registered)                                              1,145            215
--------------------------------------------------------------------------------
SPAIN (1.0%)
Telefonica S.A.                                            58,004   $        849
--------------------------------------------------------------------------------
SWEDEN (0.5%)
Nordea AB                                                  59,652            448
--------------------------------------------------------------------------------
SWITZERLAND (6.9%)
Converium Holding AG                                       19,250          1,020
Holcim Ltd. (Registered)                                   15,079            700
Nestle S.A. (Registered)                                    6,741          1,679
Novartis AG (Registered)                                   16,444            745
Roche Holding AG                                            5,937            597
Syngenta AG                                                12,445            836
UBS AG (Registered)                                         7,572            517
--------------------------------------------------------------------------------
                                                                           6,094
================================================================================
UNITED KINGDOM (15.8%)
Allied Domecq plc                                         157,134          1,209
BAA plc                                                    57,807            512
Cadbury Schweppes plc                                     194,068          1,422
Diageo plc                                                 75,875            996
GlaxoSmithKline plc                                        74,132          1,694
Lloyds TSB Group plc                                       60,492            484
National Grid Transco plc                                  63,179            452
Prudential plc                                             54,487            460
Reed Elsevier plc                                         224,750          1,875
Rentokil Initial plc                                      135,103            458
Rolls-Royce Group plc                                     173,184            548
Royal Bank of Scotland Group plc                           16,238            477
Scottish & Southern Energy plc                             61,572            740
Vodafone Group plc                                        657,334          1,626
WPP Group plc                                              48,729            477
Yell Group plc                                             88,440            482
--------------------------------------------------------------------------------
                                                                          13,912
================================================================================
UNITED STATES (39.7%)
Alcoa, Inc.                                                26,022            989
Altria Group, Inc.                                         34,862          1,897
BellSouth Corp.                                            16,928            479
BJ's Wholesale Club, Inc.                               (a)28,880            663
Boeing Co. (The)                                           16,766            706
Boise Cascade Corp.                                        38,346          1,260
Bristol-Myers Squibb Co.                                   35,557          1,017
ChevronTexaco Corp.                                         6,708            579
Coca Cola Co. (The)                                         9,907            503
DuPont (E.I.) De Nemours & Co.                              5,182            238
Emerson Electric Co.                                        4,711            305
Exxon Mobil Corp.                                          12,712            521
First Data Corp.                                           24,067            989
Gap, Inc. (The)                                            12,461            289
General Dynamics Corp.                                      8,868            802
Georgia-Pacific Corp.                                      31,452            965
Hewlett-Packard Co.                                        44,172          1,015
International Business Machines Corp.                      20,479          1,898
J.P. Morgan Chase & Co.                                    12,158            447
Kimberly-Clark Corp.                                       25,913          1,531
Kroger Co.                                              (a)39,508            731
Loews Corp. - Carolina Group                               24,204            611
MBIA, Inc.                                                 16,686            988

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

STATEMENT OF NET ASSETS (CONT'D)

GLOBAL VALUE EQUITY PORTFOLIO

                                                                           VALUE
                                                           SHARES          (000)
--------------------------------------------------------------------------------
UNITED STATES (CONT'D)
McDonald's Corp.                                           34,256   $        851
Mellon Financial Corp.                                     34,915          1,121
Merck & Co., Inc.                                          11,978            553
Merrill Lynch & Co., Inc.                                  12,969            761
Motorola, Inc.                                             95,724          1,347
New York Times Co., (The) Class A                          12,058            576
Northrop Grumman Corp.                                     10,270            982
Parker Hannifin Corp.                                       7,854            467
Pfizer, Inc.                                               32,555          1,150
Prudential Financial, Inc.                                 16,814            702
SBC Communications, Inc.                                   43,877          1,144
Travelers Property Casualty Corp., Class A                 64,824          1,088
U.S. Bancorp                                               17,196            512
Verizon Communications, Inc.                               33,718          1,183
Viacom, Inc., Class B                                      10,498            466
Wells Fargo & Co.                                           6,418            378
Wyeth                                                      43,317          1,839
Xerox Corp.                                             (a)39,771            549
--------------------------------------------------------------------------------
                                                                          35,092
================================================================================
  TOTAL COMMON STOCKS (COST $72,587)                                      84,229
================================================================================
PREFERRED STOCK (0.7%)
UNITED STATES (0.7%)
Ford Motor Co., Capital Trust II (COST $495)            (a)10,355            578
--------------------------------------------------------------------------------

                                                             FACE
                                                           AMOUNT
                                                            (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.7%)
REPURCHASE AGREEMENT (3.7%)
J.P. Morgan Securities, Inc., 0.75%, dated
  12/31/03, due 1/2/04, repurchase price
  $3,311 (COST $3,311)                               $   (f)3,311          3,311
--------------------------------------------------------------------------------
FOREIGN CURRENCY (0.1%)
British Pound                                      GBP         24             44
Danish Krone                                       DKK         63             11
Euro                                               EUR         11             14
Hong Kong Dollar                                   HKD          1            @--
Japanese Yen                                       JPY      2,907             27
Norwegian Krone                                    NOK        101             15
Swiss Franc                                        CHF         26             21
--------------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $129)                                         132
================================================================================

                                                                           VALUE
                                                                           (000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%) (COST $76,522)                            $     88,250
================================================================================

                                                           AMOUNT
                                                            (000)
--------------------------------------------------------------------------------
OTHER ASSETS (0.4%)
  Cash                                               $          4
  Foreign Withholding Tax Reclaim Receivable                  158
  Dividends Receivable                                        134
  Receivable for Portfolio Shares Sold                         31
  Receivable for Investments Sold                              25
  Other                                                         5            357
--------------------------------------------------------------------------------
LIABILITIES (-0.3%)
  Investment Advisory Fees Payable                           (142)
  Payable for Portfolio Shares Redeemed                       (83)
  Directors' Fees and Expenses Payable                        (22)
  Distribution Fees, Class B                                  (19)
  Administrative Fees Payable                                 (13)
  Custodian Fees Payable                                      (10)
  Other Liabilities                                           (12)          (301)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                   $     88,306
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                     $     84,283
Undistributed (Distributions in Excess of) Net
  Investment Income                                                          (12)
Accumulated Net Realized Gain (Loss)                                      (7,733)
Unrealized Appreciation (Depreciation) on:
  Investments                                                             11,728
  Foreign Currency Translations                                               40
--------------------------------------------------------------------------------
NET ASSETS                                                          $     88,306
================================================================================
CLASS A:

NET ASSETS                                                          $     55,545
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 3,505,949 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                          $      15.84
================================================================================
CLASS B:

NET ASSETS                                                          $     32,761
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 2,086,921 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                          $      15.70
================================================================================

(a)   Non-income producing security.
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
@     Face Amount/Value is less than $500.
CVA   Certificaten Van Aandelen
GDR   Global Depositary Receipts
RNC   Non-Convertible Savings Shares

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

STATEMENT OF NET ASSETS (CONT'D)

GLOBAL VALUE EQUITY PORTFOLIO

                  SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31,2003
                                   (UNAUDITED)

                                                                         PERCENT
                                                            VALUE         OF NET
INDUSTRY                                                    (000)         ASSETS
--------------------------------------------------------------------------------
Aerospace & Defense                                  $      3,038            3.4%
Automobiles                                                 1,238            1.4
Beverages                                                   3,592            4.1
Capital Markets                                             2,845            3.2
Chemicals                                                   2,163            2.5
Commercial Banks                                            4,176            4.7
Communications Equipment                                    1,547            1.8
Computers & Peripherals                                     3,301            3.7
Construction Materials                                      1,763            2.0
Diversified Telecommunication Services                      5,386            6.1
Electric Utilities                                          1,164            1.3
Electrical Equipment                                        1,028            1.2
Food & Staples Retailing                                    1,394            1.6
Food Products                                               4,437            5.0
Hotels, Restaurants & Leisure                                 851            1.0
Household Durables                                          2,976            3.4
Household Products                                          2,404            2.7
Insurance                                                   6,032            6.8
IT Services                                                   989            1.1
Leisure Equipment & Products                                1,192            1.3
Media                                                       3,538            4.0
Metals & Mining                                             1,565            1.8
Office Electronics                                          1,478            1.7
Oil & Gas                                                   5,513            6.3
Paper & Forest Products                                     2,225            2.5
Pharmaceuticals                                             9,371           10.6
Tobacco                                                     2,508            2.8
Wireless Telecommunication Services                         1,626            1.8
Other                                                       5,467            6.3
--------------------------------------------------------------------------------
                                                     $     84,807           96.1%
================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

INVESTMENT OVERVIEW (UNAUDITED)

INTERNATIONAL EQUITY PORTFOLIO

[CHART]

           COMPARISON OF THE CHANGE IN VALUE OF A $500,000* INVESTMENT
                                  OVER 10 YEARS
                         FISCAL YEAR ENDED DECEMBER 31

                MSCI EAFE INDEX(1)           INTERNATIONAL EQUITY PORTFOLIO - CLASS A
"1993"             $ 500,000                     $   500,000
"1994"             $ 538,950                     $   561,943
"1995"             $ 599,366                     $   627,971
"1996"             $ 635,628                     $   751,304
"1997"             $ 646,942                     $   855,811
"1998"             $ 776,305                     $ 1,012,424
"1999"             $ 985,596                     $ 1,183,625
"2000"             $ 845,898                     $ 1,293,584
"2001"             $ 664,504                     $ 1,167,537
"2002"             $ 558,582                     $ 1,120,602
"2003"             $ 774,138                     $ 1,488,383

* Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)

                                         TOTAL RETURNS(2)
                             ---------------------------------------
                                               AVERAGE ANNUAL
                                        ----------------------------
                                ONE       FIVE      TEN       SINCE
                               YEAR      YEARS    YEARS   INCEPTION
--------------------------------------------------------------------
Portfolio - Class A (3)       32.82%      8.01%   11.52%      11.14%
Index - Class A               38.59      (0.05)    4.47        3.51
Portfolio - Class B (4)       32.46       7.77      N/A       11.05
Index - Class B               38.59      (0.05)     N/A        3.25

(1) The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)   Commenced operations on August 4, 1989
(4)   Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The International Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

PERFORMANCE

For the year ended December 31, 2003, the Portfolio had a total return of 32.82% for the Class A shares and 32.46% for the Class B shares compared to 38.59% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index").

FACTORS AFFECTING PERFORMANCE

   - The Index had its strongest annual return in 17 years, helped, in no small way, by the fall in the U.S. dollar. The euro finished the year at a lifetime high of 1.26 against the U.S. dollar, while sterling reached a 12-year high of 1.78. The Japanese yen also appreciated by over 10% despite heavy intervention by the Bank of Japan.

   - Assisted by euro strength, the euro-bloc markets recorded a return of 41.6%. The commodity-based markets of Canada (+54.6%), Australia (+49.5%) and New Zealand (+55.4%) also enjoyed strong performances, primarily on the back of strong currency appreciation against the U.S. dollar. Japan and the heavily defensive-weighted United Kingdom market both underperformed with returns of 35.9% and 32.1%, respectively.

   - The Portfolio's large overweight position in consumer staples was the single largest detractor from relative performance for the year, while poor stock selection in materials and industrials (characterized more by what the Portfolio did not own rather than what it did own) also explains a large part of the underperformance. Favorable stock selection in financials (mainly Japanese insurance) compensated for the underweight in the sector, while stock selection in the telecommunications sector was also a positive contributor. Throughout the year, however, the Portfolio's relative performance was overwhelmed by the relentless divergence in returns between cyclicals and defensives.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

INVESTMENT OVERVIEW (CONT'D)

INTERNATIONAL EQUITY PORTFOLIO

   - Size also mattered with an almost perfect linear relationship between market capitalization and performance, with smaller capitalization stocks outperforming. The Portfolio's bias towards the larger capitalization stocks was therefore a negative factor.

MANAGEMENT STRATEGIES

   - The Portfolio continued its long-term strategy of trying to find attractively priced, high-quality companies capable of generating sustainable free cash flow.

   - The underperformance of Japan in the first quarter opened up a clear relative and absolute valuation opportunity, and we added to the Portfolio's Japanese holdings across the board. The subsequent rally in Japan in the third quarter pushed many Japanese holdings above our fair value targets and accordingly the Portfolio took profits, particularly in the technology and financial sectors.

January 2004

2003 ANNUAL REPORT

December 31, 2003

STATEMENT OF NET ASSETS

INTERNATIONAL EQUITY PORTFOLIO

                                                                                      VALUE
                                                                   SHARES             (000)
-------------------------------------------------------------------------------------------
COMMON STOCKS (94.8%)
AUSTRALIA (2.0%)
AMP Ltd.                                                     (c)4,613,496   $        17,380
National Australia Bank Ltd.                                    1,444,979            32,542
Telstra Corp., Ltd.                                            20,959,314            75,965
-------------------------------------------------------------------------------------------
                                                                                    125,887
===========================================================================================
BELGIUM (0.5%)
Fortis                                                          1,462,464            29,378
-------------------------------------------------------------------------------------------
DENMARK (0.5%)
Danisco A/S                                                       667,462            29,614
-------------------------------------------------------------------------------------------
FINLAND (1.0%)
Nokia Oyj                                                       3,542,876            61,097
-------------------------------------------------------------------------------------------
FRANCE (9.3%)
Aventis S.A.                                                 (c)3,031,360           199,801
BNP Paribas S.A.                                               (c)930,105            58,403
France Telecom S.A.                                          (a)2,392,073            68,181
Groupe Danone                                                  (c)382,107            62,194
Societe Generale                                               (c)438,976            38,652
Total S.A., Class B                                            (c)905,159           167,823
-------------------------------------------------------------------------------------------
                                                                                    595,054
===========================================================================================
GERMANY (2.7%)
Deutsche Telekom AG (Registered)                             (a)2,180,948            39,805
E. ON AG                                                       (c)576,356            37,510
Muenchener Rueckversicherungs AG
  (Registered)                                                    224,411            27,132
Porsche AG (Non-Voting Shares)                                  (c)57,960            34,303
Volkswagen AG                                                  (c)568,183            31,554
-------------------------------------------------------------------------------------------
                                                                                    170,304
===========================================================================================
HONG KONG (0.1%)
Hongkong Land Holdings Ltd.                                     3,323,306             5,649
-------------------------------------------------------------------------------------------
ITALY (3.8%)
ENI S.p.A.                                                      4,165,232            78,379
Telecom Italia S.p.A. RNC                                (a)(c)48,381,122            98,283
UniCredito Italiano S.p.A.                                     12,432,049            66,929
-------------------------------------------------------------------------------------------
                                                                                    243,591
===========================================================================================
JAPAN (20.4%)
Asatsu-DK, Inc.                                                (c)439,400            11,295
Canon, Inc.                                                     1,631,500            75,824
Central Japan Railway Co.                                        (c)6,750            58,215
Dai Nippon Printing Co., Ltd.                                (c)6,579,000            92,217
Daiwa Securities Group, Inc.                                 (c)3,495,000            23,730
Fuji Photo Film Co., Ltd.                                    (c)5,021,200           161,808
Fuji Television Network, Inc.                                       8,182            44,198
Fujitsu Ltd.                                              (a)(c)4,570,560            26,903
Japan Tobacco, Inc.                                                 5,456            39,890
Kao Corp.                                                       2,880,000            58,474
Konica Minolta Holdings, Inc.                                   1,842,000            24,721
Lawson, Inc.                                                   (c)853,200            29,084
Matsushita Electric Industrial Co.,
  Ltd.                                                          2,189,700            30,224
Millea Holdings, Inc.                                            (c)6,829            89,043
Mitsubishi Estate Co., Ltd.                                  (c)5,608,400            53,070
Mitsui Sumitomo Insurance Co., Ltd.                          (c)3,512,000            28,784
Nintendo Co., Ltd.                                                249,800            23,265
Nippon Telegraph & Telephone Corp.                                 14,847   $        71,490
Oriental Land Co., Ltd.                                           194,000            11,943
Rohm Co., Ltd.                                                    325,400            38,065
Sankyo Co., Ltd.                                                3,721,000            69,832
Sekisui House Ltd.                                              2,895,000            29,848
Shionogi & Co., Ltd.                                           (c)719,800            13,381
Sumitomo Electric Industries Ltd.                               3,679,000            32,826
Tokyo Electric Power Co., Inc. (The)                            1,392,700            30,482
Tokyo Gas Co., Ltd.                                         (c)13,390,200            47,640
Vodafone Holdings K.K.                                              1,881             5,028
Yamanouchi Pharmaceutical Co., Ltd.                             2,728,100            84,610
-------------------------------------------------------------------------------------------
                                                                                  1,305,890
===========================================================================================
NETHERLANDS (8.9%)
Akzo Nobel N.V.                                                 1,402,037            53,965
CSM N.V. CVA                                                    1,063,417            23,194
ING Groep N.V. CVA                                              2,660,757            61,883
Royal Dutch Petroleum Co.                                    (c)3,481,931           183,073
Royal KPN N.V.                                               (a)8,290,876            63,824
Unilever N.V. CVA                                            (c)2,854,659           186,180
-------------------------------------------------------------------------------------------
                                                                                    572,119
===========================================================================================
NEW ZEALAND (0.5%)
Telecom Corp. of New Zealand Ltd.                            (c)9,017,560            31,706
-------------------------------------------------------------------------------------------
PORTUGAL (0.2%)
Electricidade de Portugal S.A.                                  5,802,703            15,255
-------------------------------------------------------------------------------------------
SOUTH KOREA (1.1%)
Samsung Electronics Co., Ltd. GDR
  (Registered)                                                 (c)391,823            73,663
-------------------------------------------------------------------------------------------
SPAIN (1.2%)
Telefonica S.A.                                                 5,077,921            74,348
-------------------------------------------------------------------------------------------
SWEDEN (1.3%)
ForeningsSparbanken AB                                       (c)1,034,301            20,335
Nordea AB                                                       8,533,834            64,029
-------------------------------------------------------------------------------------------
                                                                                     84,364
===========================================================================================
SWITZERLAND (10.5%)
Ciba Specialty Chemicals AG (Registered)                       (a)377,170            29,097
Credit Suisse Group                                             1,031,180            37,615
Holcim Ltd. (Registered)                                        1,009,815            46,889
Nestle S.A. (Registered)                                          713,325           177,684
Novartis AG (Registered)                                        3,159,122           142,995
Roche Holding AG                                                  675,624            67,944
Schindler Holding AG                                            (a)77,160            18,785
Syngenta AG                                                     1,055,888            70,903
UBS AG (Registered)                                             1,121,290            76,560
-------------------------------------------------------------------------------------------
                                                                                    668,472
===========================================================================================
TAIWAN (0.2%)
Chunghwa Telecom Co., Ltd. ADR                                  1,134,540            16,451
-------------------------------------------------------------------------------------------
UNITED KINGDOM (30.6%)
Allied Domecq plc                                           (c)11,152,742            85,831
BAA plc                                                         1,620,552            14,360
Barclays plc                                                   14,033,610           124,854
BHP Billiton plc                                                8,515,004            74,197
BOC Group plc                                                   3,790,687            57,770
BP plc                                                         19,474,260           157,523
British American Tobacco plc                                    9,889,818           135,976

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

STATEMENT OF NET ASSETS (CONT'D)

INTERNATIONAL EQUITY PORTFOLIO

                                                                                      VALUE
                                                                   SHARES             (000)
-------------------------------------------------------------------------------------------
UNITED KINGDOM (CONT'D)
Bunzl plc                                                       4,736,341   $        36,091
Cadbury Schweppes plc                                          13,505,790            98,936
GlaxoSmithKline plc                                             5,006,999           114,438
Granada plc                                                    30,300,679            66,008
GUS plc                                                         3,761,155            51,948
Hays plc                                                       27,468,610            58,858
HHG plc CDI                                                  (a)4,613,496             3,330
Imperial Tobacco Group plc                                      7,447,328           146,277
International Power plc                                      (a)1,445,804             3,188
Lloyds TSB Group plc                                            2,196,706            17,573
National Grid Transco plc                                       6,895,928            49,284
Prudential plc                                                  5,023,006            42,357
Reckitt Benckiser plc                                           2,195,446            49,551
Reed Elsevier plc                                              15,125,407           126,195
Rentokil Initial plc                                           22,043,323            74,785
RMC Group plc                                                   1,479,948            18,432
Rolls-Royce Group plc                                          10,990,691            34,785
Royal Bank of Scotland Group plc                                4,473,418           131,478
Vodafone Group plc                                             50,692,085           125,364
Wolseley plc                                                    3,984,934            56,212
-------------------------------------------------------------------------------------------
                                                                                  1,955,601
===========================================================================================
  TOTAL COMMON STOCKS (COST $4,944,681)                                           6,058,443
===========================================================================================
  TOTAL FOREIGN SECURITIES (94.8%) (COST $4,944,681)                              6,058,443
===========================================================================================

                                                                     FACE
                                                                   AMOUNT
                                                                    (000)
-------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (9.1%)
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON LOANED
  SECURITIES (6.8%)
American Express Credit Corp.,
  1.17%, 5/17/04                                         $          6,320             6,320
BETA Finance, Inc., 1.08%, 6/16/04                                 29,474            29,474
Canadian Imperial Bank NY,
  1.11%, 8/3/04                                                    10,526            10,526
CC USA, Inc., 1.09%, 2/6/04                                        10,528            10,528
Chase Credit Card Master Trust,
  1.18%, 10/15/04                                                   8,428             8,428
Credit Industrial et Commercial
 (CIC)/NY, 1.14%, 2/10/04                                          10,950            10,950
Dorado Finance, Inc., 1.09%, 2/5/04                                10,528            10,528
Federal National Mortgage Association,
  0.96%, 1/29/04                                                   63,165            63,165
Federal National Mortgage Association -
  Discounted, 1.13%, 4/14/04                                        9,285             9,285
Goldman Sachs & Co., 1.02%, 1/2/04                                 68,982            68,982
International Credit Card Funding No. 1
  Ltd., 1.15%, 3/19/04                                             24,430            24,430
Landesbank Baden Wuerttemberg,
  1.50%, 11/19/04                                                  10,538            10,538
Links Finance LLC, 1.08%, 6/16/04                                  10,527            10,527
Links Finance LLC, 1.09%, 5/24/04                                  16,842            16,842
Macquarie Bank Ltd., 1.24%, 6/24/04                                 9,268             9,268
Natexis Banques Populaires NY,
  1.15%, 12/20/04                                                  16,833            16,833

                                                                     FACE
                                                                   AMOUNT             VALUE
                                                                    (000)             (000)
-------------------------------------------------------------------------------------------
Sears Credit Account Master Trust,
  1.19%, 10/15/04                                        $         16,863   $        16,863
Societe Generale/London,
  1.54%, 11/12/04                                                  10,528            10,528
SWIFT 2001, Series A6,
  1.16%, 1/15/04                                                    7,454             7,454
SWIFT 2001, Series A7,
  1.16%, 3/15/04                                                   21,060            21,060
Target Credit Card Master Trust,
  1.17%, 7/26/04                                                   16,642            16,642
Wachovia Bank, NA,
  1.06%, 11/15/04                                                  21,074            21,074
Wells Fargo Bank, San Francisco NA,
  1.06%, 1/30/04                                                    5,896             5,896
Westdeutsche Landesbank N.Y.,
  1.09%, 11/29/04                                                  20,630            20,630
-------------------------------------------------------------------------------------------
                                                                                    436,771
===========================================================================================
REPURCHASE AGREEMENT (2.3%)
J.P. Morgan Securities, Inc., 0.75%, dated
  12/31/03, due 1/2/04, repurchase
  price $144,405                                               (f)144,399           144,399
-------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS (COST $581,170)                                      581,170
===========================================================================================
FOREIGN CURRENCY (2.2%)
Australian Dollar                                        AUD           48                36
British Pound                                            GBP          @--                 1
Canadian Dollar                                          CAD          @--               @--
Euro                                                     EUR      110,318           138,763
Japanese Yen                                             JPY        3,159                29
New Zealand Dollar                                       NZD            2                 1
-------------------------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $136,745)                                            138,830
===========================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

STATEMENT OF NET ASSETS (CONT'D)

INTERNATIONAL EQUITY PORTFOLIO

                                                                                      VALUE
                                                                                      (000)
-------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (106.1%) (COST $5,662,596) --
  INCLUDING $418,289 OF SECURITIES LOANED                                   $     6,778,443
-------------------------------------------------------------------------------------------

                                                                   AMOUNT
                                                                    (000)
-------------------------------------------------------------------------------------------
OTHER ASSETS (1.0%)
  Cash                                                 $            3,160
  Net Unrealized Appreciation on Foreign
    Currency Exchange Contracts                                    28,607
  Receivable for Portfolio Shares Sold                             27,033
  Dividends Receivable                                              6,497
  Foreign Withholding Tax Reclaim
    Receivable                                                      2,368
  Interest Receivable                                                   3
  Other                                                               207            67,875
-------------------------------------------------------------------------------------------
LIABILITIES (-7.1%)
  Collateral on Securities Loaned, at Value                      (436,771)
  Investment Advisory Fees Payable                                (11,544)
  Payable for Portfolio Shares Redeemed                            (4,308)
  Administrative Fees Payable                                        (842)
  Directors' Fees and Expenses Payable                               (507)
  Distribution Fees, Class B                                         (413)
  Custodian Fees Payable                                             (247)
  Payable for Investments Purchased                                  (235)
  Other Liabilities                                                  (212)         (455,079)
-------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                           $     6,391,239
===========================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                             $     5,307,928
Undistributed (Distributions in Excess of)
  Net Investment Income                                                              13,763
Accumulated Net Realized Gain (Loss)                                                (75,547)
Unrealized Appreciation (Depreciation) on:
  Investments                                                                     1,115,847
  Foreign Currency Exchange Contracts and Translations                               29,248
-------------------------------------------------------------------------------------------
NET ASSETS                                                                  $     6,391,239
===========================================================================================
CLASS A:

NET ASSETS                                                                  $     5,657,941
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 296,833,307 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                                  $         19.06
===========================================================================================
CLASS B:

NET ASSETS                                                                  $       733,298
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 38,685,826 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                                  $         18.96
===========================================================================================

(a)   Non-income producing security.
(c)   All or portion of security on loan at December 31, 2003.
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
@     Face Amount/Value is less than $500.
ADR   American Depositary Receipts
CDI   Chess Depositary Interests
CVA   Certificaten Van Aandelen
GDR   Global Depositary Receipts
RNC   Non-Convertible Savings Shares

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

                                                                               NET
       CURRENCY                                      IN                     UNREALIZED
          TO                                      EXCHANGE                 APPRECIATION
       DELIVER       VALUE      SETTLEMENT          FOR        VALUE      (DEPRECIATION)
        (000)        (000)         DATE            (000)       (000)          (000)
----------------------------------------------------------------------------------------
JPY   42,500,000   $  396,370      2/17/04  EUR    338,268   $  424,978   $       28,608
US$          236          236       1/6/04  JPY     25,237          235               (1)
                   ----------                                ----------   --------------
                   $  396,606                                $  425,213   $       28,607
                   ==========                                ==========   ==============

                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2003
                                   (UNAUDITED)

                                                                                    PERCENT
                                                                    VALUE            OF NET
INDUSTRY                                                            (000)            ASSETS
-------------------------------------------------------------------------------------------
Automobiles                                            $           65,857               1.0%
Beverages                                                          85,831               1.3
Capital Markets                                                   137,905               2.2
Chemicals                                                         211,736               3.3
Commercial Banks                                                  554,795               8.7
Commercial Services & Supplies                                    261,951               4.1
Communications Equipment                                           61,097               1.0
Construction Materials                                             65,321               1.0
Diversified Financial Services                                     91,261               1.4
Diversified Telecommunication Services                            575,562               9.0
Food Products                                                     577,802               9.0
Household Durables                                                259,873               4.1
Household Products                                                108,026               1.7
Insurance                                                         208,027               3.3
Leisure Equipment & Products                                      161,808               2.5
Media                                                             247,696               3.9
Metals & Mining                                                    74,197               1.2
Office Electronics                                                100,545               1.6
Oil & Gas                                                         586,798               9.2
Pharmaceuticals                                                   493,199               7.7
Semiconductors & Semiconductor Equipment                          111,728               1.7
Tobacco                                                           322,143               5.0
Wireless Telecommunication Services                               125,364               2.0
Other                                                             569,921               8.9
-------------------------------------------------------------------------------------------
                                                       $        6,058,443              94.8%
===========================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

INVESTMENT OVERVIEW (UNAUDITED)

INTERNATIONAL MAGNUM PORTFOLIO

[CHART]

          COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
                                SINCE INCEPTION
                         FISCAL YEAR ENDED DECEMBER 31

                                       INTERNATIONAL MAGNUM         INTERNATIONAL MAGNUM
             MSCI EAFE INDEX(1)          PORTFOLIO-CLASS A            PORTFOLIO-CLASS B
  "*"             500,000                     500,000                        100,000
"1996"            526,300                     541,250                        107,900
"1997"            535,668                     576,864                        114,730
"1998"            642,802                     619,148                        122,910
"1999"            816,101                     773,130                        153,121
"2000"            700,459                     691,951                        136,569
"2001"            550,281                     562,487                        110,798
"2002"            462,566                     487,338                         95,851
"2003"            641,071                     629,008                        123,159

 * Commenced operations on March 15, 1996

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different fees assessed to that class. The MSCI EAFE Index value at December 31, 2003 assumes a minimum investment of $500,000; if a minimum initial investment of $100,000 (the minimum investment for Class B shares) is assumed, the value at December 31, 2003 would be $128,214.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)

                                                           TOTAL RETURNS(2)
                                                      --------------------------
                                                                 AVERAGE ANNUAL
                                                                ----------------
                                                                           SINCE
                                                           ONE     FIVE   INCEP-
                                                          YEAR    YEARS     TION
--------------------------------------------------------------------------------
Portfolio - Class A (3)                                  29.07%   0.32%    2.99%
Portfolio - Class B (3)                                  28.49    0.04     2.71
Index                                                    38.59   (0.05)    3.38

(1) The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)   Commenced operations on March 15, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The International Magnum Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

PERFORMANCE

For the year ended December 31, 2003, the Portfolio had a total return of 29.07% for the Class A shares and 28.49% for the Class B shares compared to 38.59% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index").

FACTORS AFFECTING PERFORMANCE

   - World financial markets ended the year with one of the best performances in three years despite a turbulent first half marked by geopolitical fears, economic uncertainties, and the threat of SARS.

   - Global equity markets staged an impressive rally during the second half on a wave of investor enthusiasm following the end of the Iraq war and massive liquidity stimulus. The rally was further supported by evidence of a synchronized global recovery, as stronger demand merged in Asia and Europe.

   - High beta, low quality and economically geared companies were the strongest performers as investors increased their appetite for risk.

   - Our preference for higher quality, less leveraged companies caused the Portfolio to lag in the market recovery and explains the majority of the underperformance during the year.

   - Security selection within european financials, healthcare and industrials were negatively impacted in this trend.

   - Offsetting the underperformance was security selection within the Pacific Rim. Within Japan, security selection within healthcare, consumer discretionary, and financials contributed the most to performance.

   - Within Asia ex-Japan, strong stock selection, particularly within consumer discretionary, added to overall results.

2003 ANNUAL REPORT

December 31, 2003

INVESTMENT OVERVIEW (CONT'D)

INTERNATIONAL MAGNUM PORTFOLIO

MANAGEMENT STRATEGIES

   - The Portfolio began the year with a defensive posture and a less sanguine outlook towards the ownership of equities.

   - As the markets sold off and better valuations were found, we moved to an overweight position relative to the Index in the Pacific including Japan, Hong Kong and Singapore.

   - In the fourth quarter the economic recovery gained traction with positive economic news in Europe and continued improvements in Asia.

   - This turnaround in market activity led us to begin decreasing the Portfolio's underweight position (relative to the Index) in Europe.

January 2004

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

STATEMENT OF NET ASSETS

INTERNATIONAL MAGNUM PORTFOLIO

                                                                                      VALUE
                                                                   SHARES             (000)
-------------------------------------------------------------------------------------------
COMMON STOCKS (97.3%)
AUSTRALIA (2.7%)
Amcor Ltd.                                                         11,900   $            74
Australia & New Zealand Banking Group Ltd.                         12,408               165
BHP Billiton Ltd.                                                  53,239               488
Coles Myer Ltd.                                                    13,850                79
Commonwealth Bank of Australia                                     10,100               224
Foster's Group Ltd.                                                52,100               176
National Australia Bank Ltd.                                       10,030               226
News Corp., Ltd.                                                   40,200               362
Qantas Airways Ltd.                                                34,800                86
Rio Tinto Ltd.                                                     14,550               407
Westpac Banking Corp.                                              17,400               209
-------------------------------------------------------------------------------------------
                                                                                      2,496
===========================================================================================
BELGIUM (1.2%)
AGFA-Gevaert N.V.                                                  12,424               353
Fortis                                                             19,983               401
Solvay S.A.                                                         4,724               409
-------------------------------------------------------------------------------------------
                                                                                      1,163
===========================================================================================
DENMARK (0.7%)
Danske Bank A/S                                                    15,751               369
Novo-Nordisk A/S, Class B                                           6,827               277
-------------------------------------------------------------------------------------------
                                                                                        646
===========================================================================================
FINLAND (2.5%)
Nokia Oyj                                                         101,845             1,756
Sampo Oyj, Class A                                                 32,652               337
Tietoenator Oyj                                                     9,444               258
-------------------------------------------------------------------------------------------
                                                                                      2,351
===========================================================================================
FRANCE (10.8%)
Aventis S.A.                                                    (c)16,468             1,086
AXA                                                                36,157               772
BNP Paribas S.A.                                                   21,808             1,369
Carrefour S.A.                                                   (c)6,089               333
France Telecom S.A.                                             (a)32,274               920
Groupe Danone                                                       2,268               369
Neopost S.A.                                                        4,301               216
Peugeot S.A.                                                        4,195               213
Schneider Electric S.A.                                            19,643             1,282
Societe Generale                                                    9,381               826
Technip S.A.                                                        2,388               258
Total S.A., Class B                                                12,868             2,386
-------------------------------------------------------------------------------------------
                                                                                     10,030
===========================================================================================
GERMANY (4.8%)
Adidas-Salomon AG                                                   6,927               787
Bayerische Motoren Werke AG                                         2,779               128
Deutsche Boerse AG                                                 14,240               776
Deutsche Telekom AG (Registered)                                (a)30,819               563
E. ON AG                                                           10,106               658
Porsche AG (Non-Voting Shares)                                        435               257
SAP AG                                                              1,903               319
Siemens AG (Registered)                                         (c)12,443               994
-------------------------------------------------------------------------------------------
                                                                                      4,482
===========================================================================================
HONG KONG (2.4%)
Bank of East Asia Ltd.                                             30,000                92
Cathay Pacific Airways Ltd.                                       135,000   $           257
Cheung Kong Holdings Ltd.                                          41,900               333
Esprit Holdings Ltd.                                               79,800               266
Great Eagle Holdings Co.                                           66,000                79
Henderson Land Development Co., Ltd.                              126,000               557
Hong Kong & China Gas Co., Ltd.                                    78,000               119
Hysan Development Co., Ltd.                                        66,000               102
Johnson Electric Holdings Ltd.                                     91,000               116
Li & Fung Ltd.                                                    125,000               214
Television Broadcasts Ltd.                                         28,000               141
-------------------------------------------------------------------------------------------
                                                                                      2,276
===========================================================================================
IRELAND (1.2%)
Allied Irish Banks plc                                             24,824               397
Bank of Ireland                                                       770                10
Bank of Ireland (London Shares)                                    50,773               690
-------------------------------------------------------------------------------------------
                                                                                      1,097
===========================================================================================
ITALY (3.3%)
ENI S.p.A.                                                         52,226               983
Telecom Italia S.p.A.                                          (a)228,869               676
Telecom Italia S.p.A. RNC                                   (a)(c)272,532               554
UniCredito Italiano S.p.A.                                     (c)163,019               878
-------------------------------------------------------------------------------------------
                                                                                      3,091
===========================================================================================
JAPAN (21.3%)
Amada Co., Ltd.                                                    50,000               260
Canon, Inc.                                                        12,000               558
Casio Computer Co., Ltd.                                        (c)38,000               401
Dai Nippon Printing Co., Ltd.                                      21,000               294
Daicel Chemical Industries Ltd.                                 (c)70,000               288
Daifuku Co., Ltd.                                                  55,000               245
Daikin Industries Ltd.                                             22,000               507
Denki Kagaku Kogyo KK                                              80,000               257
East Japan Railway Co.                                                 68               320
FamilyMart Co., Ltd.                                            (c)14,800               336
Fuji Machine Manufacturing Co., Ltd.                               12,700               161
Fuji Photo Film Co., Ltd.                                          14,000               451
Fujitec Co., Ltd.                                                  21,000                90
Fujitsu Ltd.                                                    (a)67,000               394
Furukawa Electric Co., Ltd.                                     (c)35,000               116
Hitachi Capital Corp.                                           (c)23,200               321
Hitachi High-Technologies Corp.                                  (c)7,000               111
Hitachi Ltd.                                                       71,000               427
House Foods Corp.                                               (c)13,000               147
Kaneka Corp.                                                       46,000               343
Kurita Water Industries Ltd.                                       23,600               284
Kyocera Corp.                                                       5,100               339
Kyudenko Corp.                                                     16,000                66
Lintec Corp.                                                    (c)17,000               270
Matsushita Electric Industrial Co., Ltd.                           40,000               552
Minebea Co., Ltd.                                               (c)48,000               243
Mitsubishi Chemical Corp.                                         112,000               291
Mitsubishi Corp.                                                   48,000               508
Mitsubishi Estate Co., Ltd.                                     (c)37,000               350
Mitsubishi Heavy Industries Ltd.                                  112,000               311
Mitsubishi Logistics Corp.                                         13,000               108
Mitsumi Electric Co., Ltd.                                      (c)18,100               199

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

STATEMENT OF NET ASSETS (CONT'D)

INTERNATIONAL MAGNUM PORTFOLIO

                                                                                      VALUE
                                                                   SHARES             (000)
-------------------------------------------------------------------------------------------
JAPAN (CONT'D)
Nagase & Co., Ltd.                                                 13,000   $            86
NEC Corp.                                                       (c)66,000               485
Nifco, Inc.                                                        19,000               238
Nintendo Co., Ltd.                                                  4,700               438
Nippon Meat Packers, Inc.                                          17,000               166
Nippon Telegraph & Telephone Corp.                                     90               433
Nissan Motor Co., Ltd.                                             64,900               740
Nissha Printing Co., Ltd.                                          16,000               209
Nisshinbo Industries, Inc.                                         24,000               133
Obayashi Corp.                                                     53,000               236
Ono Pharmaceutical Co., Ltd.                                        9,000               338
Ricoh Co., Ltd.                                                    25,000               492
Rinnai Corp.                                                        7,200               171
Rohm Co., Ltd.                                                      1,600               187
Ryosan Co., Ltd.                                                (c)11,000               192
Sangetsu Co., Ltd.                                                  1,000                19
Sanki Engineering Co., Ltd.                                         6,000                31
Sankyo Co., Ltd.                                                   22,700               426
Sanwa Shutter Corp.                                                47,000               265
Sekisui Chemical Co., Ltd.                                         43,000               219
Sekisui House Ltd.                                                 31,000               320
Shin-Etsu Polymer Co., Ltd.                                        30,000               183
Sony Corp.                                                         10,000               346
Suzuki Motor Corp.                                                 23,000               340
TDK Corp.                                                           6,700               482
Toho Co., Ltd.                                                     11,000               140
Tokyo Electric Power Co., Inc. (The)                               15,600               341
Toshiba Corp.                                                  (c)119,000               450
Toyo Ink Manufacturing Co., Ltd.                                (c)31,000               110
Toyota Motor Corp.                                                 18,400               620
Tsubakimoto Chain Co.                                              68,000               224
Yamaha Corp.                                                       29,100               571
Yamaha Motor Co., Ltd.                                          (c)18,000               196
Yamanouchi Pharmaceutical Co., Ltd.                                15,000               465
-------------------------------------------------------------------------------------------
                                                                                     19,840
===========================================================================================
NETHERLANDS (5.5%)
Aegon N.V.                                                         19,252               284
European Aeronautic Defense & Space Co.                          (c)7,568               179
Heineken N.V.                                                       8,271               314
ING Groep N.V. CVA                                                  9,348               217
Koninklijke Philips Electronics N.V.                               16,190               471
Numico N.V. CVA                                                 (a)10,230               282
Royal Dutch Petroleum Co.                                          31,847             1,675
Royal KPN N.V.                                                  (a)30,098               232
Unilever N.V. CVA                                                  18,916             1,234
Wolters Kluwer N.V. CVA                                            13,302               208
-------------------------------------------------------------------------------------------
                                                                                      5,096
===========================================================================================
NORWAY (0.8%)
DNB NOR ASA                                                     (c)86,999               579
Telenor ASA                                                        21,460               140
-------------------------------------------------------------------------------------------
                                                                                        719
===========================================================================================
SINGAPORE (1.8%)
CapitaLand Ltd.                                                (c)269,000               245
City Developments Ltd.                                             71,000   $           253
Neptune Orient Lines Ltd.                                      (a)136,000               173
Oversea-Chinese Banking Corp., Ltd.                                30,000               214
SembCorp Industries Ltd.                                          144,000               107
Singapore Airlines Ltd.                                            63,000               415
Venture Corp., Ltd.                                             (c)24,000               283
-------------------------------------------------------------------------------------------
                                                                                      1,690
===========================================================================================
SPAIN (1.6%)
Antena 3 Television S.A.                                             (a)1               @--
Banco Bilbao Vizcaya Argentaria S.A.                            (c)22,121               305
Grupo Ferrovial S.A.                                                4,059               142
Inditex S.A.                                                        5,704               115
Telefonica S.A.                                                    64,163               939
-------------------------------------------------------------------------------------------
                                                                                      1,501
===========================================================================================
SWEDEN (0.6%)
Assa Abloy AB                                                      27,533               327
Securitas AB, Class B                                              18,368               248
-------------------------------------------------------------------------------------------
                                                                                        575
===========================================================================================
SWITZERLAND (11.1%)
ABB Ltd.                                                        (a)59,933               303
Adecco S.A. (Registered)                                            2,821               181
Ciba Specialty Chemicals AG (Registered)                         (a)5,052               390
Converium Holding AG                                                8,841               468
Credit Suisse Group                                                 9,093               332
Holcim Ltd. (Registered)                                            8,309               386
Nestle S.A. (Registered)                                            5,387             1,342
Novartis AG (Registered)                                           50,145             2,270
Roche Holding AG                                                    5,720               575
Schindler Holding AG (Registered)                               (a)(c)914               253
STMicroelectronics N.V.                                            25,065               678
Swiss Reinsurance (Registered)                                      5,995               403
Swisscom AG (Registered)                                              858               282
Syngenta AG                                                        14,547               977
UBS AG (Registered)                                                22,849             1,560
-------------------------------------------------------------------------------------------
                                                                                     10,400
===========================================================================================
UNITED KINGDOM (25.0%)
Allied Domecq plc                                                  75,051               578
AstraZeneca plc                                                     9,551               457
Barclays plc                                                       95,147               847
BOC Group plc                                                      33,376               509
BP plc                                                             36,943               299
British American Tobacco plc                                       30,006               413
British Sky Broadcasting plc                                    (a)17,692               222
Cadbury Schweppes plc                                              29,535               216
Celltech Group plc                                              (a)13,529                91
Compass Group plc                                                  39,369               267
Diageo plc                                                         48,093               631
Emap plc                                                           17,747               272
GlaxoSmithKline plc                                               107,699             2,462
Granada plc                                                       119,458               260
GUS plc                                                            18,195               251
Hays plc                                                          283,969               608
HSBC Holdings plc                                                  69,170             1,084
Invensys plc                                                   (a)198,747                65
Lloyds TSB Group plc                                               82,032               656

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

STATEMENT OF NET ASSETS (CONT'D)

INTERNATIONAL MAGNUM PORTFOLIO

                                                                                      VALUE
                                                                   SHARES             (000)
-------------------------------------------------------------------------------------------
UNITED KINGDOM (CONT'D)
Marks & Spencer Group plc                                          43,673   $           225
MFI Furniture plc                                                  83,684               226
National Grid Transco plc                                          83,445               596
Pearson plc                                                        17,041               189
Prudential plc                                                    109,232               921
Reed Elsevier plc                                                 103,593               864
Rentokil Initial plc                                              203,515               690
Rolls-Royce Group plc                                              91,601               290
Royal Bank of Scotland Group plc                                   65,859             1,936
Scottish & Southern Energy plc                                     17,712               213
Shell Transport & Trading Co. plc                                 302,603             2,245
Smith & Nephew plc                                                 37,923               318
Smiths Group plc                                                   43,786               517
Tesco plc                                                          66,366               305
Vedanta Resources plc                                           (a)27,654               182
Vodafone Group plc                                              1,053,798             2,606
WPP Group plc                                                      21,221               208
Yell Group plc                                                    108,509               591
-------------------------------------------------------------------------------------------
                                                                                     23,310
===========================================================================================
  TOTAL COMMON STOCKS (COST $79,399)                                                 90,763
===========================================================================================
  TOTAL FOREIGN SECURITIES (97.3%) (COST $79,399)                                    90,763
===========================================================================================

                                                                     FACE
                                                                   AMOUNT
                                                                    (000)
-------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (13.2%)
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON
  LOANED SECURITIES (7.8%)
American Express Credit Corp.,
  1.17%, 5/17/04                                       $              106               106
BETA Finance, Inc., 1.08%, 6/16/04                                    492               492
Canadian Imperial Bank NY, 1.11%, 8/3/04                              176               176
CC USA, Inc., 1.09%, 2/6/04                                           176               176
Chase Credit Card Master Trust,
  1.18%, 10/15/04                                                     141               141
Credit Industrial et Commercial (CIC)/NY,
  1.14%, 2/10/04                                                      183               183
Dorado Finance, Inc., 1.09%, 2/5/04                                   176               176
Federal National Mortgage Association,
  0.96%, 1/29/04                                                    1,055             1,055
Federal National Mortgage Association -
  Discounted, 1.13%, 4/14/04                                          155               155
Goldman Sachs & Co., 1.02%, 1/2/04                                  1,152             1,152
International Credit Card Funding No. 1 Ltd.,
  1.15%, 3/19/04                                                      408               408
Landesbank Baden Wuerttemberg,
  1.50%, 11/19/04                                                     176               176
Links Finance LLC, 1.08%, 6/16/04                                     176               176
Links Finance LLC, 1.09%, 5/24/04                                     281               281
Macquarie Bank Ltd., 1.24%, 6/24/04                                   155               155
Natexis Banques Populaires NY,
  1.15%, 12/20/04                                                     281               281
Sears Credit Account Master Trust,
  1.19%, 10/15/04                                                     282               282
Societe Generale/London, 1.54%, 11/12/04                              176               176
SWIFT 2001, Series A6, 1.16%, 1/15/04                                 125               125
SWIFT 2001, Series A7, 1.16%, 3/15/04                  $              352   $           352
Target Credit Card Master Trust,
  1.17%, 7/26/04                                                      278               278
Wachovia Bank, NA, 1.06%, 11/15/04                                    352               352
Wells Fargo Bank, San Francisco NA,
  1.06%, 1/30/04                                                       98                98
Westdeutsche Landesbank N.Y.,
  1.09%, 11/29/04                                                     345               345
-------------------------------------------------------------------------------------------
                                                                                      7,297
===========================================================================================
REPURCHASE AGREEMENT (5.4%)
J.P. Morgan Securities, Inc., 0.75%, dated
  12/31/03, due 1/2/04, repurchase   price $5,018                (f)5,018             5,018
-------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $12,315)                                          12,315
===========================================================================================
FOREIGN CURRENCY (0.4%)
British Pound                                          GBP             83               149
Euro                                                   EUR            125               158
Norwegian Krone                                        NOK            177                26
Singapore Dollar                                       SGD             22                13
Swiss Franc                                            CHF             32                26
-------------------------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $369)                                                    372
===========================================================================================
TOTAL INVESTMENTS (110.9%) (COST $92,083) --
  INCLUDING $6,968 OF SECURITIES LOANED                                             103,450
===========================================================================================

                                                                   AMOUNT
                                                                    (000)
-------------------------------------------------------------------------------------------
OTHER ASSETS (5.0%)
Due from Broker                                        $            3,599
  Receivable for Investments Sold                                     511
  Net Unrealized Appreciation on Foreign
  Currency Exchange Contracts                                         368
  Dividends Receivable                                                 98
  Foreign Withholding Tax Reclaim
  Receivable                                                           54
  Receivable for Portfolio Shares Sold                                 23
  Other                                                                 3             4,656
-------------------------------------------------------------------------------------------
LIABILITIES (-15.9%)
  Collateral on Securities Loaned, at Value                        (7,297)
  Payable for Portfolio Shares Redeemed                            (7,274)
  Investment Advisory Fees Payable                                   (139)
  Directors' Fees and Expenses Payable                                (25)
  Custodian Fees Payable                                              (20)
  Administrative Fees Payable                                         (15)
  Distribution Fees, Class B                                           (6)
  Other Liabilities                                                   (11)          (14,787)
-------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                           $        93,319
===========================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

STATEMENT OF NET ASSETS (CONT'D)

INTERNATIONAL MAGNUM PORTFOLIO

                                                                   AMOUNT
                                                                    (000)
-------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in Capital                                        $          102,909
Undistributed (Distributions in Excess of) Net
  Investment Income                                                   168
Accumulated Net Realized Gain (Loss)                              (21,773)
Unrealized Appreciation (Depreciation) on:
  Investments                                                      11,367
  Foreign Currency Exchange Contracts and Translations                386
  Futures Contracts                                                   262
-------------------------------------------------------------------------
NET ASSETS                                             $           93,319
=========================================================================
CLASS A:

NET ASSETS                                             $           91,087
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 8,928,405 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)             $            10.20
=========================================================================
CLASS B:

NET ASSETS                                             $            2,232
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 219,204 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)             $            10.18
=========================================================================

(a)     Non-income producing security.
(c)     All or portion of security on loan at December 31, 2003.
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
@       Face Amount/Value is less than $500.
CVA     Certificaten Van Aandelen
RNC     Non-Convertible Savings Shares

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

                                                                         NET
  CURRENCY                                    IN                      UNREALIZED
     TO                                    EXCHANGE                  APPRECIATION
  DELIVER       VALUE      SETTLEMENT        FOR         VALUE      (DEPRECIATION)
   (000)        (000)         DATE          (000)        (000)          (000)
----------------------------------------------------------------------------------
AUD    661   $      492        3/18/04   US$     491  $       491   $          (1)
CHF    119           96         1/5/04   US$      95           95              (1)
DKK     30            5         1/5/04   US$       5            5             @--
EUR    152          191         1/2/04   US$     190          190              (1)
EUR     29           37         1/5/04   US$      37           37             @--
EUR  2,753        3,456        3/18/04   US$   3,370        3,370             (86)
EUR    498          625        3/18/04   US$     608          608             (17)
GBP    101          180         1/2/04   US$     179          179              (1)
GBP    692        1,228        3/18/04   US$   1,198        1,198             (30)
GBP  1,735        3,080        3/18/04   US$   3,003        3,003             (77)
JPY 64,214          600        3/18/04   US$     601          601               1
NOK     13            2         1/5/04   US$       2            2             @--
US$  2,380        2,380        3/18/04   AUD   3,301        2,461              81
US$     40           40        3/18/04   AUD      55           41               1
US$  4,200        4,200        3/18/04   EUR   3,516        4,414             214
US$    594          594        3/18/04   EUR     486          610              16
US$  2,451        2,451        3/18/04   EUR   2,004        2,516              65
US$    914          914        3/18/04   EUR     749          940              26
US$  3,353        3,353        3/18/04   GBP   1,947        3,456             103
US$    776          776        3/18/04   GBP     449          796              20
US$  1,816        1,816        3/18/04   GBP   1,049        1,863              47
US$    680          680        3/18/04   GBP     393          698              18
US$  1,235        1,235        3/18/04   JPY 131,925        1,232              (3)
US$  1,246        1,246        3/18/04   JPY 133,237        1,244              (2)
US$  2,095        2,095        3/18/04   JPY 223,982        2,091              (4)
US$    378          378        3/18/04   JPY  40,385          377              (1)
             ----------                               -----------   --------------
             $   32,150                               $    32,518   $          368
             ==========                               ===========   ==============

AUD -- Australian Dollar
DKK -- Danish Krone
JPY -- Japanese Yen


FUTURES CONTRACTS:

  The Portfolio had the following futures contract(s) open at period end:

                                                                         NET
                                                                     UNREALIZED
                        NUMBER                                      APPRECIATION
                         OF          VALUE           EXPIRATION     (DEPRECIATION)
                      CONTRACTS      (000)              DATE            (000)
----------------------------------------------------------------------------------
 LONG:
FTSE   100 Index         28         $ 2,233            Mar-04          $   60
  (United Kingdom)

TOPIX Index              46           4,477            Mar-04             202
  (Japan)
                                                                       ------
                                                                       $  262
                                                                       ======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

STATEMENT OF NET ASSETS (CONT'D)

INTERNATIONAL MAGNUM PORTFOLIO


                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2003
                                   (UNAUDITED)

                                                        PERCENT
                                              VALUE      OF NET
INDUSTRY                                      (000)      ASSETS
---------------------------------------------------------------
Automobiles                              $    2,495         2.7%
Beverages                                     1,699         1.8
Building Products                             1,099         1.2
Capital Markets                               1,892         2.0
Chemicals                                     4,264         4.6
Commercial Banks                             11,075        11.9
Commercial Services & Supplies                2,230         2.4
Communications Equipment                      1,756         1.9
Computers & Peripherals                       1,528         1.6
Diversified Financials                        1,395         1.5
Diversified Telecommunication Services        5,081         5.4
Electrical Equipment                          1,817         1.9
Electronic Equipment & Instruments            1,834         2.0
Food & Staples Retailing                      1,054         1.1
Food Products                                 3,756         4.0
Household Durables                            3,809         4.1
Industrial Conglomerates                      1,618         1.7
Insurance                                     3,186         3.4
Leisure Equipment & Products                  1,375         1.5
Machinery                                     2,136         2.3
Media                                         3,457         3.7
Metals & Mining                               1,077         1.2
Office Electronics                            1,267         1.4
Oil & Gas                                     7,587         8.1
Pharmaceuticals                               7,270         7.8
Real Estate                                   1,920         2.1
Textiles, Apparel & Luxury Goods                920         1.0
Wireless Telecommunication Services           2,606         2.8
Other                                         9,560        10.2
---------------------------------------------------------------
                                         $   90,763        97.3%
===============================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

INVESTMENT OVERVIEW (UNAUDITED)

INTERNATIONAL SMALL CAP PORTFOLIO

[CHART]

           COMPARISON OF THE CHANGE IN VALUE OF A $500,000* INVESTMENT
                                  OVER 10 YEARS
                        FISCAL YEAR ENDED DECEMBER 31

                     MSCI EAFE SMALL CAP      INTERNATIONAL SMALL
                      TOTAL RETURN INDEX         CAP PORTFOLIO - CLASS A
 "1993"                   $     500,000         $      500,000
 "1994"                   $     541,550         $      526,250
 "1995"                   $     530,611         $      539,933
 "1996"                   $     529,868         $      630,371
 "1997"                   $     399,308         $      628,077
 "1998"                   $     421,031         $      653,953
 "1999"                   $     495,427         $      911,219
 "2000"                   $     449,699         $      884,036
 "2001"                   $     393,442         $      832,019
 "2002"                   $     362,675         $      807,142
 "2003"                   $     585,175         $    1,197,153

* Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE SMALL CAP TOTAL RETURN INDEX(1)

                                               TOTAL RETURNS(2)
                                    -------------------------------------
                                                    AVERAGE ANNUAL
                                            -----------------------------
                                      ONE      FIVE      TEN        SINCE
                                     YEAR     YEARS    YEARS    INCEPTION
-------------------------------------------------------------------------
Portfolio - Class A (3)             48.32%    12.86%    9.12%       12.04%
Index                               61.35      6.37     1.38         4.17

(1) The MSCI EAFE Small Cap Total Return Index is an unmanaged, market value weighted average of the performance of over 900 securities of companies listed on the stock exchanges of countries in Europe, Australasia and the Far East, including price performance and income from dividend payments.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on December 15, 1992

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The International Small Cap Portfolio seeks long-term capital appreciation by investing primarily in equity securities of small non-U.S. companies. Investments in small sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

PERFORMANCE

For the year ended December 31, 2003, the Portfolio had a total return of 48.32% compared to 61.35% for the Morgan Stanley Capital International (MSCI) EAFE Small Cap Total Return Index (the "Index").

FACTORS AFFECTING PERFORMANCE

   - In the first quarter of the year, the pending Iraq war combined with economic uncertainty weighed on investor sentiment. By the beginning of the second quarter, the initial stages of the war were decisive and along with enthusiasm for a brighter economic outlook, most markets around the world embarked on a nine-month rally.

   - In general, our long-term value approach suffered in a market where the more cyclical, often lower quality stocks rallied the most. The underperformance of the Portfolio for the full year is primarily explained by poor stock selection within the consumer discretionary and information technology sectors.

   - Stock selection in the materials, the Portfolio's best contributing sector, and the consumer staples sectors were strong contributors to performance for the year.

MANAGEMENT STRATEGIES

   - The Portfolio remained underweight in much of the consumer discretionary sector (retail, consumer dura-bles, autos), feeling that the consumer was over-borrowed and vulnerable to increasing interest rates and, specifically in the United Kingdom, to the housing bubble. The Portfolio's overweight to the hotels and leisure sector through gambling and licensed bars, typically a less economically sensitive segment, contributed to the Portfolio. However, the resilience of the consumer was a surprise and stock selection in autos, retail, and media detracted from performance over the year.

   - Regarding technology, even following a correction after the boom in 1999/2000 we felt the sector was still trading at fair value over the year. We preferred hardware and semiconductor equipment over software and information technology services, owing to a greater prevalence of strong franchises and high barriers to entry (more akin to our investment philosophy). However, stock selection, particularly in information technology services, contributed to the Portfolio's underperformance in the sector over the year.

January 2004

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

STATEMENT OF NET ASSETS

INTERNATIONAL SMALL CAP PORTFOLIO

                                                                                      VALUE
                                                                   SHARES             (000)
-------------------------------------------------------------------------------------------
COMMON STOCKS (97.1%)
AUSTRALIA (2.9%)
Infomedia Ltd.                                                  6,516,316   $         4,508
John Fairfax Holdings Ltd.                                      4,899,192            12,967
Promina Group Ltd.                                              1,546,852             3,815
Ramsay Health Care Ltd.                                         1,328,430             4,765
-------------------------------------------------------------------------------------------
                                                                                     26,055
===========================================================================================
BELGIUM (1.1%)
Omega Pharma S.A.                                                 300,259             9,517
-------------------------------------------------------------------------------------------
DENMARK (1.6%)
Danisco A/S                                                       127,791             5,670
Kobenhavns Lufthavne A/S                                           75,065             8,779
-------------------------------------------------------------------------------------------
                                                                                     14,449
===========================================================================================
FINLAND (5.8%)
KCI Konecranes Oyj                                                468,208            16,254
Kone Oyj, Class B                                                 329,354            18,850
Metso Oyj                                                         947,738            11,540
Uponor Oyj                                                        176,072             5,537
-------------------------------------------------------------------------------------------
                                                                                     52,181
===========================================================================================
FRANCE (5.0%)
Algeco                                                             65,608             5,624
Autoroutes du Sud de la France                                    288,848             9,664
Chargeurs S.A.                                                     72,140             2,359
Europeenne d'Extincteurs                                    (a)(d)131,043               @--
Neopost S.A.                                                      335,882            16,900
Zodiac S.A.                                                       366,047            10,710
-------------------------------------------------------------------------------------------
                                                                                     45,257
===========================================================================================
GERMANY (4.9%)
Beru AG                                                           129,759             8,438
Celesio AG                                                         93,787             4,536
Hugo Boss AG (Non-Voting Shares)                                  253,596             5,088
MPC Muenchmeyer Petersen Capital AG                               189,994             6,049
Pfeiffer Vacuum Technology AG                                     129,006             4,544
Rational AG                                                        37,830             2,142
Sartorius AG (Non-Voting Shares)                                  328,639             2,811
SCS Standard Computer Systeme AG                                (d)21,289               @--
Techem AG                                                      (a)419,736             8,104
WMF Wuerttembergische Metallwarenfabrik AG
  (Non-Voting Shares)                                             147,082             2,294
-------------------------------------------------------------------------------------------
                                                                                     44,006
===========================================================================================
GREECE (0.8%)
OPAP S.A.                                                         530,209             7,603
-------------------------------------------------------------------------------------------
HONG KONG (1.7%)
Asia Satellite Telecommunications Holdings Ltd.                 5,596,500            10,633
Hongkong Land Holdings Ltd.                                       369,000               627
Television Broadcasts Ltd.                                        784,000             3,959
-------------------------------------------------------------------------------------------
                                                                                     15,219
===========================================================================================
IRELAND (0.5%)
Kingspan Group plc                                                939,636             4,954
-------------------------------------------------------------------------------------------
ITALY (3.9%)
Buzzi Unicem S.p.A.                                               922,063            10,844
Cassa di Risparmio di Firenze S.p.A.                            2,478,668             4,427
Davide Campari-Milano S.p.A.                                      195,608             9,473
SAES Getters S.p.A.                                               154,570   $         1,915
SAES Getters S.p.A. RNC                                           266,305             1,953
Sogefi S.p.A.                                                   1,875,799             6,442
-------------------------------------------------------------------------------------------
                                                                                     35,054
===========================================================================================
JAPAN (31.2%)
Aiful Corp.                                                       339,000            24,753
Ariake Japan Co., Ltd.                                            516,000            16,388
Asatsu-DK, Inc.                                                   667,800            17,166
Asia Securities Printing Co., Ltd.                                719,000             4,018
Daibiru Corp.                                                   3,695,500            19,859
Fujimi, Inc.                                                      187,300             5,739
Fukuda Denshi Co., Ltd.                                           418,900             8,817
Hurxley Corp.                                                     253,637             3,662
ITO EN Ltd.                                                       173,500             7,449
Jaccs Co., Ltd.                                                 3,461,000            12,733
Leopalace21 Corp.                                               2,586,000            24,326
Maezawa Kasei Industries Co., Ltd.                                129,200             1,612
Megane Top Co., Ltd.                                              296,100             2,739
Mirai Co., Ltd.                                                    99,000               447
Nakanishi, Inc.                                                   186,000             8,047
Nihon Trim Co., Ltd.                                               97,900             4,997
Nippon Broadcasting System, Inc.                                  106,000             4,926
Nissei Corp.                                                      313,900             2,339
Nitta Corp.                                                       908,400            12,572
Osaki Electric Co., Ltd.                                        1,588,000             8,208
OZEKI Co., Ltd.                                                    19,900               778
Shidax Corp.                                                        5,759             3,728
Shinkawa Ltd.                                                     415,000             8,716
Sumitomo Osaka Cement Co., Ltd.                                 6,223,000            12,171
Taisei Lamick Co., Ltd.                                           239,300             5,215
Takuma Co., Ltd.                                                  775,000             4,223
Tenma Corp.                                                       810,000             8,238
TOC Co., Ltd.                                                   2,023,000            11,267
Tokyo Kikai Seisakusho Ltd.                                     1,805,000             4,589
Tomy Co., Ltd.                                                 (a)433,100             6,389
Toppan Forms Co., Ltd.                                            571,900             6,344
Union Tool Co.                                                    163,900             5,389
Yamaichi Electronics Co., Ltd.                                    655,600             7,114
Yomiuri Land Co., Ltd.                                          2,000,000             6,203
-------------------------------------------------------------------------------------------
                                                                                    281,161
===========================================================================================
NETHERLANDS (4.2%)
BE Semiconductor Industries N.V.                               (a)760,555             6,429
CSM N.V. CVA                                                      113,004             2,465
IHC Caland N.V.                                                   200,937            10,868
Laurus N.V.                                                  (a)6,042,411             9,196
Nutreco Holding N.V.                                              319,742             8,760
-------------------------------------------------------------------------------------------
                                                                                     37,718
===========================================================================================
NEW ZEALAND (3.2%)
Fisher & Paykel Appliances Holdings Ltd.                        1,718,424             4,320
Fisher & Paykel Healthcare Corp., Ltd.                          1,684,709            13,954
Sky City Entertainment Group Ltd.                               3,463,616            10,455
-------------------------------------------------------------------------------------------
                                                                                     28,729
===========================================================================================
NORWAY (2.0%)
DNB NOR ASA                                                     2,288,599            15,230

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

STATEMENT OF NET ASSETS (CONT'D)

INTERNATIONAL SMALL CAP PORTFOLIO

                                                                                      VALUE
                                                                   SHARES             (000)
-------------------------------------------------------------------------------------------
NORWAY (CONT'D)
Storebrand ASA                                                    420,280   $         2,728
-------------------------------------------------------------------------------------------
                                                                                     17,958
===========================================================================================
SOUTH KOREA (0.9%)
KT&G Corp.                                                        475,700             8,257
-------------------------------------------------------------------------------------------
SPAIN (1.9%)
Abertis Infraestructuras S.A.                                     317,906             4,794
Amadeus Global Travel Distribution S.A., Series A                 699,109             4,529
Miquel y Costas & Miquel S.A.                                     194,565             8,199
-------------------------------------------------------------------------------------------
                                                                                     17,522
===========================================================================================
SWEDEN (4.2%)
D. Carnegie & Co. AB                                           (a)414,551             4,090
Getinge AB, Class B                                               496,695             4,762
Hoganas AB, Class B                                               232,376             4,972
Intrum Justitia AB                                              2,249,906            11,879
Swedish Match AB                                                1,179,722            12,048
-------------------------------------------------------------------------------------------
                                                                                     37,751
===========================================================================================
SWITZERLAND (6.1%)
Converium Holding AG                                              167,674             8,887
Edipresse S.A. (Bearer), Class B                                   23,663            11,445
Galenica Holding AG (Registered), Class B                          43,344             6,290
Schindler Holding AG                                            (a)18,456             4,493
SIG Holding AG (Registered)                                        32,126             4,422
Valora Holding AG                                                  50,753            12,601
Zehnder Group AG, Class B                                           7,851             6,329
-------------------------------------------------------------------------------------------
                                                                                     54,467
===========================================================================================
UNITED KINGDOM (15.2%)
British Vita plc                                                1,442,839             6,183
Capital Radio plc                                               1,000,712             8,398
Cattles plc                                                     2,601,351            15,526
De La Rue plc                                                     916,959             4,539
Devro plc                                                       2,617,584             4,235
HMV Group plc                                                   1,835,892             5,475
Jarvis plc                                                      1,334,779             4,940
Keller Group plc                                                1,166,201             4,499
Luminar plc                                                     1,491,821            10,842
Michael Page International plc                                  1,153,213             3,830
Novar plc                                                       3,752,679             9,247
PHS Group plc                                                   4,636,347             6,933
Regent Inns plc                                                 2,391,895             3,182
Rotork plc                                                      1,380,469             9,028
SIG plc                                                         1,212,966             7,039
Spirax-Sarco Engineering plc                                      987,834             9,525
SSL International plc                                           1,259,660             7,422
William Hill plc                                                  757,009             5,772
Wincanton plc                                                   2,638,448             9,787
-------------------------------------------------------------------------------------------
                                                                                    136,402
===========================================================================================
  TOTAL COMMON STOCKS (COST $712,510)                                               874,260
===========================================================================================
  TOTAL FOREIGN SECURITIES (97.1%) (COST $712,510)                                  874,260
===========================================================================================

                                                                     FACE
                                                                   AMOUNT             VALUE
                                                                    (000)             (000)
-------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.6%)
REPURCHASE AGREEMENT (2.6%)
J.P. Morgan Securities, Inc., 0.75%, dated
  12/31/03, due 1/2/04, repurchase
  price $22,908 (COST $22,907)                            $     (f)22,907     $      22,907
===========================================================================================
FOREIGN CURRENCY (0.0%)
Australian Dollar                                         AUD           1                 1
British Pound                                             GBP         @--                 1
Euro                                                      EUR          84               105
Japanese Yen                                              JPY          55                 1
New Zealand Dollar                                        NZD         @--               @--
Norwegian Krone                                           NOK         @--               @--
Swedish Krona                                             SEK          10                 1
-------------------------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $107)                                                    109
===========================================================================================
  TOTAL INVESTMENTS (99.7%) (COST $735,524)                                         897,276
===========================================================================================

                                                                   AMOUNT
                                                                    (000)
-------------------------------------------------------------------------------------------
OTHER ASSETS (0.6%)
  Cash                                                 $              467
  Receivable for Portfolio Shares Sold                              2,002
  Dividends Receivable                                              1,599
  Foreign Withholding Tax Reclaim Receivable                        1,195
  Receivable for Investments Sold                                      56
  Interest Receivable                                                   1
  Other                                                                26             5,346
-------------------------------------------------------------------------------------------
LIABILITIES (-0.3%)
  Investment Advisory Fees Payable                                 (1,925)
  Payable for Portfolio Shares Redeemed                              (427)
  Administrative Fees Payable                                        (121)
  Custodian Fees Payable                                              (66)
  Directors' Fees and Expenses Payable                                (45)
  Payable for Investments Purchased                                    (9)
  Other Liabilities                                                   (33)           (2,626)
-------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                           $       899,996
===========================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                             $       733,611
Undistributed (Distributions in Excess of) Net Investment
  Income                                                                               (660)
Accumulated Net Realized Gain (Loss)                                                  4,996
Unrealized Appreciation (Depreciation) on:
  Investments                                                                       161,752
  Foreign Currency Exchange Contracts and Translations                                  297
-------------------------------------------------------------------------------------------
NET ASSETS                                                                  $       899,996
===========================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 43,856,360 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                                  $         20.52
===========================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

STATEMENT OF NET ASSETS (CONT'D)

INTERNATIONAL SMALL CAP PORTFOLIO

(a)     Non-income producing security.
(d) Security was valued at fair value -- At December 31, 2003, the Portfolio held fair valued securities, each valued at less than $500, representing less than 0.05% of net assets.
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
@       Face Amount/Value is less than $500.
CVA     Certificaten Van Aandelen
RNC     Non-Convertible Savings Shares

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

   The Portfolio had the following foreign currency exchange contract(s) open at period end:

                                                                                NET
                                                   IN                        UNREALIZED
  CURRENCY TO                                  EXCHANGE                     APPRECIATION
    DELIVER           VALUE     SETTLEMENT        FOR           VALUE      (DEPRECIATION)
     (000)            (000)        DATE          (000)          (000)           (000)
------------------------------------------------------------------------------------------
JPY      5,997      $    56       1/6/04     US$        56    $     56        $   @--
US$          9            9       1/7/04     JPY       958           9            @--
                    -------                                   --------        -------
                    $    65                                   $     65        $   @--
                    =======                                   ========        =======

                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2003
                                   (UNAUDITED)

                                                        PERCENT
                                           VALUE         OF NET
INDUSTRY                                   (000)         ASSETS
---------------------------------------------------------------
Aerospace & Defense                      $   10,710         1.2%
Auto Components                              19,388         2.1
Beverages                                    16,922         1.9
Building Products                            61,192         6.8
Chemicals                                    11,922         1.3
Commercial Banks                             19,657         2.2
Commercial Services & Supplies               38,653         4.3
Construction & Engineering                   13,279         1.5
Consumer Finance                             53,012         5.9
Diversified Financial Services               12,606         1.4
Diversified Telecommunication Services       10,633         1.2
Electrical Equipment                         15,335         1.7
Electronic Equipment & Instruments           17,845         2.0
Energy Equipment & Services                  18,972         2.1
Food & Staples Retailing                     13,636         1.5
Food Products                                37,517         4.2
Health Care Equipment & Supplies             34,185         3.8
Health Care Providers & Services             21,214         2.3
Hotels, Restaurants & Leisure                40,181         4.5
Insurance                                    12,702         1.4
Machinery                                   115,448        12.8
Media                                        58,862         6.5
Office Electronics                           16,900         1.9
Pharmaceuticals                               9,518         1.0
Real Estate                                  56,080         6.2
Semiconductors & Semiconductor Equipment     22,258         2.5
Specialty Retail                             18,076         2.0
Tobacco                                      20,305         2.3
Transportation Infrastructure                14,459         1.6
Other                                        62,793         7.0
---------------------------------------------------------------
                                         $  874,260        97.1%
===============================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

INVESTMENT OVERVIEW (UNAUDITED)

JAPANESE VALUE EQUITY PORTFOLIO

[CHART]

           COMPARISON OF THE CHANGE IN VALUE OF A $500,00** INVESTMENT
                                 SINCE INCEPTION
                         FISCAL YEAR ENDED DECEMBER 31

                                                   "JAPANESE VALUE
                  "MSCI JAPAN INDEX(1)"        EQUITY PORTFOLIO-CLASS A"
 "*"                   $   500,000                   $   500,000
"1994"                 $   512,000                   $   491,500
"1995"                 $   515,533                   $   473,609
"1996"                 $   435,625                   $   466,979
"1997"                 $   332,513                   $   423,877
"1998"                 $   349,304                   $   461,263
"1999"                 $   564,231                   $   755,318
"2000"                 $   405,344                   $   576,383
"2001"                 $   286,173                   $   403,699
"2002"                 $   256,754                   $   358,404
"2003"                 $   348,955                   $   472,986

 * Commenced operations on April 25, 1994

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) JAPAN INDEX(1)

                                          TOTAL RETURNS(2)
                                 --------------------------------
                                                AVERAGE ANNUAL
                                            ---------------------
                                  ONE           FIVE        SINCE
                                 YEAR          YEARS    INCEPTION
-----------------------------------------------------------------
Portfolio - Class A (3)          31.97%        0.50%        (0.57)%
Index - Class A                  35.91        (0.02)        (3.69)
Portfolio - Class B (4)          31.59         0.25         (0.32)
Index - Class B                  35.91        (0.02)        (4.67)

(1)  The MSCI Japan Index is an unmanaged index of common stocks.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on April 25, 1994
(4)  Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Japanese Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of Japanese issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

PERFORMANCE

For the year ended December 31, 2003, the Portfolio had a total return of 31.97% for the Class A shares and 31.59% for the Class B shares compared to 35.91% for the Morgan Stanley Capital International (MSCI) Japan Index (the "Index").

FACTORS AFFECTING PERFORMANCE

   - The Japanese market declined over the first quarter, weighed heavily by geopolitical concerns in Iraq and North Korea, and a lack of confidence in the global economic recovery, which was dragged further down by the effects of SARS. In addition, many domestic corporate pension funds returned portions of their unfunded portfolios back to the government, further weakening supply and demand in an already fragile environment.

   - In April, the Japanese markets started rallying together with major global equity markets. Earnings released for the fiscal year ending in March 2003 confirmed that restructuring efforts over the last several years were beginning to bear fruit, led by massive purchases by non-resident investors as well as increased activity by domestic Japanese individuals. In addition, the Japanese Government's decisive move to provide public funds for Resona Bank in April led many observers to conclude that the Government had the ability to act quickly to resolve a potential financial crisis.

   - Japanese equity markets were generally range bound during the fourth quarter, owing largely to consolidation of gains for the prior six months. In addition, a falling U.S. dollar versus the Japanese yen, investors' "wait and see" attitude towards Lower House elections in Japan, and semi-annual corporate earnings all weighed on the investor sentiment, despite improving economic data.

   - The Portfolio's small exposure to the languishing banking sector helped it sidestep major declines in that sector during the first eight months of the period. However, this stance detracted from performance for the entire period by causing the Portfolio to miss out on the banking sector's sharp, momentum-driven rise in September. The Portfolio's minimal exposure to steel

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

INVESTMENT OVERVIEW (CONT'D)

JAPANESE VALUE EQUITY PORTFOLIO

      companies, which fared well, also negatively affected performance.

   - On a more positive note, the Portfolio enjoyed strong performance in several areas. While smaller cap stocks were very strong during the first half of 2003, investors shifted focus to large-capitalization Japanese companies in technology and other globally competitive sectors in June. As a result, the Portfolio benefited from its higher exposure to large cap blue chip stocks, specifically within the capital goods and the technology hardware and equipment sectors during the June to August period. Strong stock selection within the pharmaceutical and automobile sectors also supported the Portfolio's relative performance.

MANAGEMENT STRATEGIES

   - The Portfolio continued its long-term strategy of trying to find high-quality value-oriented companies with earnings potential.

   - The Portfolio benefited from our strategy of emphasizing large-capitalization high quality stocks, especially within the technology and capital goods sectors. For example, although we believed the Japanese technology sector had a generally positive profit outlook, we modestly reduced exposure to the sector, while increasing number of holdings in companies with relatively strong balance sheets. This approach bore fruit early in the second half of the year when investors shifted their attention away from small capitalization stocks to larger capitalization companies in technology and other globally competitive sectors.

January 2004

2003 ANNUAL REPORT

December 31, 2003

STATEMENT OF NET ASSETS

JAPANESE VALUE EQUITY PORTFOLIO

                                                                                      VALUE
                                                                   SHARES             (000)
-------------------------------------------------------------------------------------------
COMMON STOCKS (100.2%)
AUTOMOBILES (8.9%)
Nissan Motor Co., Ltd.                                            100,200   $         1,142
Suzuki Motor Corp.                                                 46,900               693
Toyota Motor Corp.                                                 31,600             1,065
Yamaha Motor Co., Ltd.                                             36,000               392
-------------------------------------------------------------------------------------------
                                                                                      3,292
===========================================================================================
BUILDING PRODUCTS (3.3%)
Daikin Industries Ltd.                                             36,000               830
Sanwa Shutter Corp.                                                70,000               395
-------------------------------------------------------------------------------------------
                                                                                      1,225
===========================================================================================
CHEMICALS (10.1%)
Daicel Chemical Industries Ltd.                                   123,000               506
Denki Kagaku Kogyo Kabushiki Kaisha                               176,000               565
Kaneka Corp.                                                       91,000               678
Lintec Corp.                                                       24,000               381
Mitsubishi Chemical Corp.                                         220,000               572
Nifco, Inc.                                                        34,000               426
Shin-Etsu Polymer Co., Ltd.                                        54,000               329
Toyo Ink Manufacturing Co., Ltd.                                   74,000               263
-------------------------------------------------------------------------------------------
                                                                                      3,720
===========================================================================================
COMMERCIAL SERVICES & SUPPLIES (1.9%)
Dai Nippon Printing Co., Ltd.                                      41,000               575
Nissha Printing Co., Ltd.                                           9,000               117
-------------------------------------------------------------------------------------------
                                                                                        692
===========================================================================================
COMPUTERS & PERIPHERALS (8.8%)
Fujitsu Ltd.                                                   (a)162,000               953
Mitsumi Electric Co., Ltd.                                         42,100               463
NEC Corp.                                                         120,000               882
Toshiba Corp.                                                     245,000               926
-------------------------------------------------------------------------------------------
                                                                                      3,224
===========================================================================================
CONSTRUCTION & ENGINEERING (1.5%)
Kyudenko Corp.                                                     19,000                78
Obayashi Corp.                                                     91,000               406
Sanki Engineering Co., Ltd.                                        16,000                82
-------------------------------------------------------------------------------------------
                                                                                        566
===========================================================================================
CONSUMER FINANCE (1.4%)
Hitachi Capital Corp.                                              36,900               511
-------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.4%)
Nippon Telegraph & Telephone Corp.                                    137               659
Tokyo Electric Power Co., Inc. (The)                               26,400               578
-------------------------------------------------------------------------------------------
                                                                                      1,237
===========================================================================================
ELECTRICAL EQUIPMENT (0.9%)
Furukawa Electric Co., Ltd.                                       100,000               332
-------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (8.2%)
Hitachi High-Technologies Corp.                                    14,300               226
Hitachi Ltd.                                                      144,000               866
Kyocera Corp.                                                      10,400               692
Ryosan Co., Ltd.                                                   21,400               374
TDK Corp.                                                          11,800               848
-------------------------------------------------------------------------------------------
                                                                                      3,006
===========================================================================================
FOOD & STAPLES RETAILING (1.6%)
FamilyMart Co., Ltd.                                               25,200               573
-------------------------------------------------------------------------------------------
FOOD PRODUCTS (1.6%)
House Foods Corp.                                                  23,600   $           266
Nippon Meat Packers, Inc.                                          34,000               332
-------------------------------------------------------------------------------------------
                                                                                        598
===========================================================================================
HOUSEHOLD DURABLES (11.0%)
Casio Computer Co., Ltd.                                           63,000               665
Matsushita Electric Industrial Co., Ltd.                           82,000             1,132
Rinnai Corp.                                                       13,400               318
Sangetsu Co., Ltd.                                                  2,000                38
Sekisui Chemical Co., Ltd.                                        113,000               574
Sekisui House Ltd.                                                 57,000               588
Sony Corp.                                                         20,900               722
-------------------------------------------------------------------------------------------
                                                                                      4,037
===========================================================================================
LEISURE EQUIPMENT & PRODUCTS (4.8%)
Fuji Photo Film Co., Ltd.                                          29,000               935
Yamaha Corp.                                                       41,900               821
-------------------------------------------------------------------------------------------
                                                                                      1,756
===========================================================================================
MACHINERY (9.0%)
Amada Co., Ltd.                                                    89,000               462
Daifuku Co., Ltd.                                                  77,000               343
Fuji Machine Manufacturing Co., Ltd.                               17,500               222
Fujitec Co., Ltd.                                                  36,000               155
Kurita Water Industries Ltd.                                       48,000               578
Minebea Co., Ltd.                                                 103,000               522
Mitsubishi Heavy Industries Ltd.                                  237,000               658
Tsubakimoto Chain Co.                                             108,000               355
-------------------------------------------------------------------------------------------
                                                                                      3,295
===========================================================================================
MEDIA (0.6%)
Toho Co., Ltd.                                                     18,800               239
-------------------------------------------------------------------------------------------
OFFICE ELECTRONICS (5.9%)
Canon, Inc.                                                        23,000             1,069
Ricoh Co., Ltd.                                                    56,000             1,103
-------------------------------------------------------------------------------------------
                                                                                      2,172
===========================================================================================
PHARMACEUTICALS (5.8%)
Ono Pharmaceutical Co., Ltd.                                       17,900               672
Sankyo Co., Ltd.                                                   34,600               649
Yamanouchi Pharmaceutical Co., Ltd.                                26,100               810
-------------------------------------------------------------------------------------------
                                                                                      2,131
===========================================================================================
REAL ESTATE (1.9%)
Mitsubishi Estate Co., Ltd.                                        73,000               691
-------------------------------------------------------------------------------------------
ROAD & RAIL (1.8%)
East Japan Railway Co.                                                142               668
-------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.2%)
Rohm Co., Ltd.                                                      3,900               456
-------------------------------------------------------------------------------------------
SOFTWARE (2.4%)
Nintendo Co., Ltd.                                                  9,600               894
-------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS (0.8%)
Nisshinbo Industries, Inc.                                         51,000               284
-------------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS (2.7%)
Mitsubishi Corp.                                                   73,000               773
Nagase & Co., Ltd.                                                 32,000               211
-------------------------------------------------------------------------------------------
                                                                                        984
===========================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

STATEMENT OF NET ASSETS (CONT'D)

JAPANESE VALUE EQUITY PORTFOLIO

                                                                                      VALUE
                                                                   SHARES             (000)
-------------------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE (0.7%)
Mitsubishi Logistics Corp.                                         30,000         $     249
-------------------------------------------------------------------------------------------
  TOTAL COMMON STOCKS (COST $38,695)                                                 36,832
===========================================================================================

                                                                     FACE
                                                                   AMOUNT
                                                                    (000)
-------------------------------------------------------------------------------------------
FOREIGN CURRENCY (0.0%)
Japanese Yen (COST $3)                                            JPY 310                 3
-------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%) (COST $38,698)                                            36,835
===========================================================================================

                                                                   AMOUNT
                                                                    (000)
-------------------------------------------------------------------------------------------
OTHER ASSETS (0.2%)
  Receivable for Investments Sold                               $      71
  Dividends Receivable                                                  7
  Receivable for Portfolio Shares Sold                                  4
  Other                                                                 2                84
-------------------------------------------------------------------------------------------
LIABILITIES (-0.4%)
  Bank Overdraft Payable                                              (79)
  Investment Advisory Fees Payable                                    (57)
  Directors' Fees and Expenses Payable                                (15)
  Administrative Fees Payable                                          (7)
  Custodian Fees Payable                                               (6)
  Other Liabilities                                                    (9)             (173)
-------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                           $        36,746
===========================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                             $        74,722
Undistributed Net Investment Income
  (Accumulated Net Investment Loss)                                                     (15)
Accumulated Net Realized Gain (Loss)                                                (36,098)
Unrealized Appreciation (Depreciation) on Investments                                (1,863)
-------------------------------------------------------------------------------------------
NET ASSETS                                                                  $        36,746
===========================================================================================
CLASS A:
NET ASSETS                                                                  $        36,295

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 5,899,299 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                                  $          6.15
===========================================================================================
CLASS B:

NET ASSETS                                                                  $           451
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 74,584 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                                  $          6.04
===========================================================================================

(a)   Non-income producing security.
@     Face Amount/Value is less than $500.

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s)open at period end:

                                                                            NET
    CURRENCY                                      IN                     UNREALIZED
       TO                                      EXCHANGE                 APPRECIATION
    DELIVER       VALUE      SETTLEMENT          FOR        VALUE      (DEPRECIATION)
     (000)        (000)         DATE            (000)       (000)          (000)
-------------------------------------------------------------------------------------------
JPY     7,615    $   71        1/7/04          US$   71     $  71         $   @--
                 ======                                     =====         =======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

INVESTMENT OVERVIEW (UNAUDITED)

LATIN AMERICAN PORTFOLIO

[CHART]

          COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
                                 SINCE INCEPTION
                        FISCAL YEAR ENDED DECEMBER 31

                   MSCI EMERGING MARKETS          LATIN AMERICAN
               FREE LATIN AMERICAN INDEX(1)      PORTFOLIO-CLASS A
   "*"                  $  500,000                  $    500,000
 "1995"                 $  460,100                  $    456,600
 "1996"                 $  562,288                  $    679,284
 "1997"                 $  740,196                  $    959,692
 "1998"                 $  480,313                  $    603,647
 "1999"                 $  763,170                  $  1,033,927
 "2000"                 $  636,713                  $    866,326
 "2001"                 $  632,638                  $    853,504
 "2002"                 $  490,294                  $    678,109
 "2003"                 $  850,709                  $  1,080,567

 * Commenced operations on January 18, 1995

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS FREE LATIN AMERICA INDEX(1)

                                                            TOTAL RETURNS(2)
                                                      ----------------------------
                                                                  AVERAGE ANNUAL
                                                               -------------------
                                                           ONE     FIVE      SINCE
                                                          YEAR    YEARS  INCEPTION
----------------------------------------------------------------------------------
Portfolio - Class A (3)                                  59.35%   12.37%      9.00%
Index - Class A                                          73.51    12.11       6.15
Portfolio - Class B (4)                                  58.90    12.06      10.55
Index - Class B                                          73.51    12.11       7.67

(1) The MSCI Emerging Markets Free Latin America Index (the "Index") is a broad based market cap weighted composite index covering at least 60% of markets in Argentina, Brazil, Chile, Colombia, Mexico, Peru, and Venezuela. The Index takes into account local market restrictions for specific securities or classes of shares that may be excluded from or limited for foreign investor ownership.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)   Commenced operations on January 18, 1995
(4)   Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Latin American Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of Latin American issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relative higher degree of volatility.

PERFORMANCE

For the year ended December 31, 2003, the Portfolio had a total return of 59.35% for the Class A shares and 58.90% for the Class B shares compared to 73.51% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Latin America Index (the "Index").

FACTORS AFFECTING PERFORMANCE

   - Latin American markets rebounded from early year weakness to return 73.5% during the period in review. The region benefited from a bounce in investor sentiment due to accommodative global monetary policy and a recovery in global growth.

   - All Latin markets experienced strong double-digit gains with particular strength in major markets such as Brazil (given improving domestic economy and reduced political and debt concerns) and Chile (given strong commodity prices and economic growth). The smaller markets of Argentina, Peru, and Colombia also performed well. The Mexican market, given weak economic growth and disappointing reform momentum, was the weakest performer in the region in 2003.

   - In terms of relative performance, negative contributors came from stock selection in Brazil, Venezuela, Mexico, and Chile, and our overweight position in Mexico.

   - Stock selection in Peru coupled with overweight positions in Brazil and Venezuela were the largest contributors to relative performance.

MANAGEMENT STRATEGIES

   - We continued to focus on countries where gross domestic product growth, fiscal policy, and reform agendas remain strong and on companies with strong management and earnings visibility.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

INVESTMENT OVERVIEW (CONT'D)

LATIN AMERICAN PORTFOLIO

   - In Mexico we focused the Portfolio on consumer names and followed a bottom-up stock selection strategy, based on individual earnings quality and visibility. In Brazil we continued to increase our position focusing on domestically oriented companies that trade at attractive valuation levels, demonstrate strong pricing power, and offer a positive-growth outlook. The Portfolio's largest country allocations remained Brazil and Mexico. On a relative basis, we were overweight in Mexico and Brazil, neutral Venezuela, and underweight the rest of the region.

January 2004

2003 ANNUAL REPORT

December 31, 2003

STATEMENT OF NET ASSETS

LATIN AMERICAN PORTFOLIO

                                                                                      VALUE
                                                                   SHARES             (000)
-------------------------------------------------------------------------------------------
COMMON STOCKS (98.4%)
(UNLESS OTHERWISE NOTED)
ARGENTINA (1.4%)
Tenaris S.A. ADR                                                (a)10,765   $           359
-------------------------------------------------------------------------------------------
BRAZIL (52.2%)
AmBev ADR (Preferred)                                              62,098             1,584
Aracruz Celulose S.A. ADR                                          12,000               420
Banco Bradesco S.A. (Preferred)                                21,648,000               114
Banco Bradesco S.A. ADR                                            15,890               420
Banco Itau Holding Financeira S.A. (Preferred)                    260,000                26
Banco Itau Holding Financeira S.A. ADR                             17,481               853
Banco Nacional S.A. (Preferred)                          (a)(d)11,847,000               @--
Brasil Telecom Participacoes S.A. (Preferred)                  13,030,000                97
Brasil Telecom Participacoes S.A. ADR                              13,006               492
Brasil Telecom S.A.                                               237,581                 1
Caemi Mineracao E Metalurgica S.A.
  (Preferred)                                                  (a)170,000                75
CEMIG S.A. (Preferred)                                         11,300,000               206
CEMIG S.A. ADR (Preferred)                                         28,128               518
Cia Brasileira de Distribuicao Grupo Pao de
  Acucar ADR                                                       24,299               611
Cia De Bebidas das Americas (Preferred)                           380,000                97
CSN S.A. ADR                                                        5,188               278
CVRD (Bonus Shares)                                             (d)34,986               @--
CVRD ADR                                                            4,460               261
CVRD ADR (Preferred)                                               33,413             1,721
CVRD, Class A (Preferred)                                             772                39
Empresa Brasileira de Aeronautica S.A.
  (Preferred)                                                       1,942                17
Empresa Brasileira de Aeronautica S.A. ADR                          3,200               112
Gerdau S.A. ADR                                                    10,941               221
Klabin S.A. (Preferred)                                            63,000                82
Lojas Arapua S.A. (Preferred)                            (a)(d)10,009,300               @--
Lojas Arapua S.A. GDR                                        (a)(d)13,460               @--
Petrobras S.A. (Preferred)                                            965                26
Petrobras S.A. ADR                                                 64,914             1,898
Petrobras S.A. ADR (Preferred)                                     65,970             1,759
Tele Leste Celular Participacoes S.A.
  (Preferred)                                                        (a)1               @--
Telesp Celular Participacoes S.A. (Preferred)              (a)201,021,000               526
Telesp Celular Participacoes S.A. ADR                           (a)65,927               434
Unibanco GDR                                                       25,200               629
Usinas Siderurgicas de Minas Gerais S.A.
  (Preferred)                                                      20,897               245
Votorantim Celulose e Papel S.A. (Preferred)                      943,000                60
Votorantim Celulose e Papel S.A. ADR                                6,292               197
-------------------------------------------------------------------------------------------
                                                                                     14,019
===========================================================================================
CHILE (5.3%)
Banco de Chile ADR                                                      1               @--
Banco Santander Chile S.A. (Preferred)                             13,516               321
Colbun S.A.                                                       692,783                95
Distribucion y Servicio S.A. ADR                                   11,521               238
Empresa Nacional de Telecomunicaciones S.A.                        13,947                86
Enersis S.A.                                                       77,650               571
S.A.C.I. Falabella S.A.                                            67,900               120
-------------------------------------------------------------------------------------------
                                                                                      1,431
===========================================================================================
MEXICO (37.7%)
Alfa S.A. de C.V., Class A                                         69,700   $           210
America Movil S.A. de C.V., Class L ADR                           105,423             2,882
Carso Global Telecom S.A.de C.V., Class A1                      (a)50,136                70
Cemex S.A. de C.V.                                                 55,687               292
Cemex S.A. de C.V. ADR                                             15,849               415
Coca-Cola Femsa S.A. ADR                                        (a)12,500               266
Controladora Comercial Mexicana S.A. de C.V.                       24,500                25
Grupo Aeroportuario del Sureste
  S.A. de C.V., ADR                                                16,520               291
Grupo Financiero Banorte S.A. de C.V.,
  Class O                                                          43,000               150
Grupo Financiero BBVA Bancomer
  S.A. de C.V., Class B                                        (a)795,761               682
Grupo Mexico S.A. de C.V., Class B                              (a)33,200                85
Grupo Televisa S.A. ADR                                            25,400             1,012
Telmex, Class L ADR                                                71,096             2,348
Wal-Mart de Mexico S.A. de C.V. ADR                                   980                28
Wal-Mart de Mexico S.A. de C.V.,
  Class C                                                         156,079               419
Wal-Mart de Mexico S.A. de C.V., Class V                          325,280               930
-------------------------------------------------------------------------------------------
                                                                                     10,105
===========================================================================================
PERU (1.0%)
Cia de Minas Buenaventura S.A. ADR                                  9,300               263
-------------------------------------------------------------------------------------------
VENEZUELA (0.8%)
CANTV ADR                                                          14,454               220
-------------------------------------------------------------------------------------------
  TOTAL COMMON STOCKS (COST $22,339)                                                 26,397
===========================================================================================
  TOTAL FOREIGN SECURITIES (98.4%) (COST $22,339)                                    26,397
===========================================================================================

                                                                     FACE
                                                                   AMOUNT
                                                                    (000)
-------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.5%)
REPURCHASE AGREEMENT (2.5%)
J.P. Morgan Securities, Inc., 0.75%,
  dated 12/31/03, due 1/2/04,
  repurchase price $671 (COST $671)                    $           (f)671               671
-------------------------------------------------------------------------------------------
FOREIGN CURRENCY (0.1%)
Brazilian Real                                         BRL             93                32
Mexican Peso                                           MXN            @--               @--
-------------------------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $33)                                                      32
===========================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

STATEMENT OF NET ASSETS (CONT'D)

LATIN AMERICAN PORTFOLIO

                                                                                      VALUE
                                                                                      (000)
-------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.0%) (COST $23,043)                                   $        27,100
===========================================================================================

                                                                   AMOUNT
                                                                    (000)
-------------------------------------------------------------------------------------------
OTHER ASSETS (2.2%)
  Cash                                                 $                2
  Receivable for Investments Sold                                     392
  Dividends Receivable                                                213
  Other                                                                 1               608
-------------------------------------------------------------------------------------------
LIABILITIES (-3.2%)
  Payable for Investments Purchased                                  (776)
  Investment Advisory Fees Payable                                    (64)
  Custodian Fees Payable                                               (8)
  Directors' Fees and Expenses Payable                                 (6)
  Administrative Fees Payable                                          (5)
  Other Liabilities                                                   (10)             (869)
-------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                           $        26,839
===========================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                             $        49,381
Undistributed (Distributions in Excess of) Net
  Investment Income                                                                      22
Accumulated Net Realized Gain (Loss)                                                (26,621)
Unrealized Appreciation (Depreciation) on Investments                                 4,057
-------------------------------------------------------------------------------------------
NET ASSETS                                                                  $        26,839
===========================================================================================
CLASS A:

NET ASSETS                                                                  $        26,817
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 2,398,504 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                                  $         11.18
===========================================================================================
CLASS B:

NET ASSETS                                                                  $            22
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 1,924 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                                  $         11.33
===========================================================================================

(a)    Non-income producing security.
(d) Security was valued at fair value -- At December 31, 2003, the Portfolio held fair valued securities, each valued at less than $500, representing less than 0.05% of net assets.
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
@      Face Amount/Value is less than $500.
ADR    American Depositary Receipts
GDR    Global Depositary Receipts

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

                                                                                  NET
  CURRENCY                                          IN                         UNREALIZED
     TO                                          EXCHANGE                     APPRECIATION
   DELIVER          VALUE        SETTLEMENT        FOR           VALUE       (DEPRECIATION)
    (000)           (000)           DATE          (000)          (000)           (000)
-------------------------------------------------------------------------------------------
MXN     1,613   $         144      1/2/04      US$      144   $       144   $           @--
                =============                                 ===========   ===============

                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2003
                                   (UNAUDITED)

                                                                  PERCENT
                                                        VALUE      OF NET
INDUSTRY                                                (000)      ASSETS
-------------------------------------------------------------------------
Airlines                                        $         291         1.1%
Beverages                                               1,947         7.2
Commercial Banks                                        3,194        11.9
Construction Materials                                    985         3.7
Diversified Telecommunication Services                  3,315        12.3
Electric Utilities                                      1,184         4.4
Energy Equipment & Services                               565         2.1
Food & Staples Retailing                                  849         3.2
Media                                                   1,012         3.8
Metals & Mining                                         2,911        10.9
Multiline Retail                                        1,522         5.7
Oil & Gas                                               3,682        13.7
Paper & Forest Products                                   562         2.1
Wireless Telecommunication Services                     3,843        14.3
Other                                                     535         2.0
-------------------------------------------------------------------------
                                                $      26,397        98.4%
=========================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

INVESTMENT OVERVIEW (UNAUDITED)

EQUITY GROWTH PORTFOLIO

[CHART]

           COMPARISON OF THE CHANGE IN VALUE OF A $500,000* INVESTMENT
                                  OVER 10 YEARS
                          FISCAL YEAR ENDED DECEMBER 31

             S&P 500 INDEX(1)        EQUITY GROWTH PORTFOLIO-CLASS A
"1993"         $   500,000                    $   500,000
"1994"         $   506,702                    $   516,300
"1995"         $   696,938                    $   748,738
"1996"         $   856,982                    $   980,622
"1997"         $ 1,142,906                    $ 1,287,787
"1998"         $ 1,469,480                    $ 1,533,033
"1999"         $ 1,778,717                    $ 2,144,621
"2000"         $ 1,616,587                    $ 1,891,985
"2001"         $ 1,424,617                    $ 1,608,755
"2002"         $ 1,109,991                    $ 1,164,095
"2003"         $ 1,428,336                    $ 1,471,532

* Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

Performance was positively impacted due to the receipt of proceeds from the settlement of class action suits involving, primarlily one of the Portfolio's holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future.

PERFORMANCE COMPARED TO THE S&P 500 INDEX(1)

                                          TOTAL RETURNS(2)
                               ------------------------------------
                                             AVERAGE ANNUAL
                                       ----------------------------
                                 ONE     FIVE       TEN       SINCE
                                YEAR    YEARS     YEARS   INCEPTION
-------------------------------------------------------------------
Portfolio - Class A (3)        26.41%   (0.81)%   11.40%      10.84%
Index - Class A                28.68    (0.57)    11.07       10.98
Portfolio - Class B (4)        26.13    (1.06)      N/A        8.48
Index - Class B                28.68    (0.57)      N/A        9.28

(1) The S&P 500 Index is an unmanaged stock index comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)    Commenced operations on April 2, 1991
(4)    Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Equity Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

PERFORMANCE

For the year ended December 31, 2003, the Portfolio had a total return of 26.41% for the Class A shares and 26.13% for the Class B shares compared to 28.68% for the S&P 500 Index (the "Index").

FACTORS AFFECTING PERFORMANCE

   - During 2003, across the market cap spectrum, smaller cap and lower quality, more speculative stocks exceeded larger, higher quality names. Our emphasis on the larger, higher quality names we favor detracted from the Portfolio's performance.

   - Stock selection was weakest in the consumer discretionary sector. The Portfolio was hampered by weak performance from a number of retailer and media companies.

   - Favorable stock selection in the healthcare sector was unfortunately overshadowed by the negative effect of our sector overweight, as compared to the Index. Healthcare did not advance as strongly as other economically sensitive sectors.

   - Compared to the Index, an overweight in the information technology sector was the largest positive contributor to relative results for the year. This was augmented by strong stock selection. The Portfolio generally benefited from its semi-conductor overweight as the semi-conductor industry advanced amid the improved economic environment.

MANAGEMENT STRATEGIES

   - On average the three largest sectors in the Portfolio during 2003 were technology, healthcare and consumer discretionary.

   - In 2003, the Portfolio owned a mix of stable and cyclical companies, although at the margin we increased exposure to cyclicals. We implemented this strategy through overweights in the technology and healthcare sectors (as compared to the Index), where we found attractive investment opportunities.

January 2004

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

STATEMENT OF NET ASSETS

EQUITY GROWTH PORTFOLIO

                                                                                      VALUE
                                                                   SHARES             (000)
-------------------------------------------------------------------------------------------
COMMON STOCKS (97.8%)
AIR FREIGHT & LOGISTICS (0.7%)
United Parcel Service, Inc., Class B                               77,600   $         5,785
-------------------------------------------------------------------------------------------
BEVERAGES (3.6%)
Anheuser Busch Cos., Inc.                                         112,000             5,900
Coca Cola Co. (The)                                               305,063            15,482
PepsiCo., Inc.                                                    150,970             7,038
-------------------------------------------------------------------------------------------
                                                                                     28,420
===========================================================================================
BIOTECHNOLOGY (3.0%)
Amgen, Inc.                                                    (a)266,442            16,466
Biogen Idec, Inc.                                               (a)38,500             1,416
Genzyme Corp.                                                   (a)67,900             3,350
Gilead Sciences, Inc.                                           (a)45,630             2,653
-------------------------------------------------------------------------------------------
                                                                                     23,885
===========================================================================================
CAPITAL MARKETS (4.4%)
Bank of New York Co., Inc. (The)                                  228,000             7,552
Charles Schwab Corp. (The)                                        355,000             4,203
Goldman Sachs Group, Inc.                                         150,715            14,880
Lehman Brothers Holdings, Inc.                                    105,300             8,131
-------------------------------------------------------------------------------------------
                                                                                     34,766
===========================================================================================
COMMERCIAL BANKS (1.4%)
Wells Fargo & Co.                                                 183,800            10,824
-------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES (0.7%)
Apollo Group, Inc., Class A                                     (a)84,150             5,722
-------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT (5.1%)
Analog Devices, Inc.                                           (a)246,800            11,266
Cisco Systems, Inc.                                            (a)870,350            21,141
Juniper Networks, Inc.                                         (a)105,700             1,974
QUALCOMM, Inc.                                                    104,163             5,618
-------------------------------------------------------------------------------------------
                                                                                     39,999
===========================================================================================
COMPUTERS & PERIPHERALS (4.0%)
Dell, Inc.                                                     (a)345,025            11,717
EMC Corp.                                                      (a)256,425             3,313
International Business Machines Corp.                              94,550             8,763
Network Appliance, Inc.                                        (a)258,700             5,311
SanDisk Corp.                                                   (a)44,600             2,727
Seagate Technology, Inc.                                       (d)186,100               @--
-------------------------------------------------------------------------------------------
                                                                                     31,831
===========================================================================================
CONSUMER FINANCE (1.3%)
American Express Co.                                              219,050            10,565
-------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (3.6%)
Citigroup, Inc.                                                   586,779            28,482
-------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT (0.7%)
Emerson Electric Co.                                               92,000             5,957
-------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
Amphenol Corp., Class A                                         (a)44,600             2,851
-------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (0.9%)
Smith International, Inc.                                      (a)163,100             6,772
-------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING (2.5%)
Walgreen Co.                                                       58,669             2,135
Wal-Mart Stores, Inc.                                             331,238            17,572
-------------------------------------------------------------------------------------------
                                                                                     19,707
===========================================================================================
HEALTH CARE EQUIPMENT & SUPPLIES (2.3%)
Boston Scientific Corp.                                        (a)169,960   $         6,248
Guidant Corp.                                                      64,900             3,907
Medtronic, Inc.                                                    84,200             4,093
St. Jude Medical, Inc.                                          (a)62,300             3,822
-------------------------------------------------------------------------------------------
                                                                                     18,070
===========================================================================================
HEALTH CARE PROVIDERS & SERVICES (2.4%)
Anthem, Inc.                                                    (a)99,549             7,466
Caremark Rx, Inc.                                              (a)127,700             3,235
UnitedHealth Group, Inc.                                          140,900             8,197
-------------------------------------------------------------------------------------------
                                                                                     18,898
===========================================================================================
HOTELS, RESTAURANTS & LEISURE (1.7%)
Carnival Corp.                                                    130,400             5,181
McDonald's Corp.                                                  191,700             4,760
Yum! Brands, Inc.                                               (a)94,420             3,248
-------------------------------------------------------------------------------------------
                                                                                     13,189
===========================================================================================
HOUSEHOLD PRODUCTS (2.5%)
Colgate-Palmolive Co.                                              99,688             4,990
Procter & Gamble Co.                                              145,288            14,511
-------------------------------------------------------------------------------------------
                                                                                     19,501
===========================================================================================
INDUSTRIAL CONGLOMERATES (7.4%)
3M Co.                                                            191,700            16,300
General Electric Co.                                            1,360,800            42,158
-------------------------------------------------------------------------------------------
                                                                                     58,458
===========================================================================================
INSURANCE (2.9%)
American International Group, Inc.                                345,050            22,870
-------------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL (3.2%)
eBay, Inc.                                                     (a)256,600            16,574
InterActiveCorp                                                (a)257,400             8,733
-------------------------------------------------------------------------------------------
                                                                                     25,307
===========================================================================================
INTERNET SOFTWARE & SERVICES (1.0%)
Yahoo!, Inc.                                                   (a)184,400             8,329
-------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY SERVICES (2.0%)
Accenture Ltd., Class A                                        (a)296,450             7,803
First Data Corp.                                                  125,400             5,153
Paychex, Inc.                                                      77,400             2,879
-------------------------------------------------------------------------------------------
                                                                                     15,835
===========================================================================================
MEDIA (4.2%)
Clear Channel Communications, Inc.                                180,150             8,436
EchoStar Communications Corp., Class A                         (a)175,300             5,960
News Corp., Ltd.
  (Limited Voting Shares) ADR                                     105,400             3,189
Univision Communications, Inc., Class A                        (a)133,475             5,298
Viacom, Inc., Class B                                             226,180            10,038
-------------------------------------------------------------------------------------------
                                                                                     32,921
===========================================================================================
MULTILINE RETAIL (2.5%)
Dollar Tree Stores, Inc.                                       (a)250,170             7,520
Target Corp.                                                      309,136            11,871
-------------------------------------------------------------------------------------------
                                                                                     19,391
===========================================================================================
OIL & GAS (0.9%)
Exxon Mobil Corp.                                                 183,250             7,513
-------------------------------------------------------------------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

STATEMENT OF NET ASSETS (CONT'D)

EQUITY GROWTH PORTFOLIO

                                                                                      VALUE
                                                                   SHARES              (000)
-------------------------------------------------------------------------------------------
PHARMACEUTICALS (10.0%)
Abbott Laboratories                                               151,813   $         7,074
Allergan, Inc.                                                     25,600             1,966
Bristol-Myers Squibb Co.                                           96,500             2,760
Eli Lilly & Co.                                                    74,800             5,261
INAMED Corp.                                                    (a)41,050             1,973
Johnson & Johnson                                                 317,800            16,418
Merck & Co., Inc.                                                  77,075             3,561
Pfizer, Inc.                                                    1,063,342            37,568
Wyeth                                                              49,678             2,109
-------------------------------------------------------------------------------------------
                                                                                     78,690
===========================================================================================
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (7.9%)
Applied Materials, Inc.                                        (a)320,301             7,191
Broadcom Corp., Class A                                         (a)67,800             2,311
Intel Corp.                                                       768,425            24,743
Linear Technology Corp.                                           179,650             7,558
Marvell Technology Group Ltd.                                  (a)133,900             5,079
Maxim Integrated Products, Inc.                                    52,800             2,630
Novellus Systems, Inc.                                          (a)71,700             3,015
Texas Instruments, Inc.                                           264,650             7,775
Xilinx, Inc.                                                    (a)52,100             2,018
-------------------------------------------------------------------------------------------
                                                                                     62,320
===========================================================================================
SOFTWARE (9.5%)
Mercury Interactive Corp.                                      (a)160,900             7,826
Microsoft Corp.                                                 1,635,526            45,042
Novell, Inc.                                                   (a)507,800             5,342
Oracle Corp.                                                   (a)581,050             7,670
Peoplesoft, Inc.                                               (a)165,900             3,783
VERITAS Software Corp.                                         (a)145,150             5,394
-------------------------------------------------------------------------------------------
                                                                                     75,057
===========================================================================================
SPECIALTY RETAIL (4.5%)
Abercrombie & Fitch Co.                                        (a)105,900             2,617
Bed Bath & Beyond, Inc.                                        (a)110,300             4,781
Chico's FAS, Inc.                                               (a)87,120             3,219
Home Depot, Inc.                                                  375,745            13,335
Lowe's Cos., Inc.                                                  76,000             4,210
Tiffany & Co.                                                      96,270             4,351
TJX Cos., Inc.                                                    127,100             2,803
-------------------------------------------------------------------------------------------
                                                                                     35,316
===========================================================================================
TOBACCO (0.6%)
Altria Group, Inc.                                                 87,800             4,778
-------------------------------------------------------------------------------------------
  TOTAL COMMON STOCKS (COST $675,930)                                               772,009
===========================================================================================

                                                                     FACE
                                                                   AMOUNT
                                                                     (000)
-------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.0%)
REPURCHASE AGREEMENT (1.0%)
J.P. Morgan Securities, Inc., 0.75%, dated
  12/31/03, due 1/2/04, repurchase price
  $8,144 (COST $8,144)                                 $         (f)8,144             8,144
-------------------------------------------------------------------------------------------

                                                                                      VALUE
                                                                                      (000)
-------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.8%) (COST $684,074)                                   $       780,153
-------------------------------------------------------------------------------------------

                                                                   AMOUNT
                                                                     (000)
-------------------------------------------------------------------------------------------
OTHER ASSETS (2.9%)
  Receivable for Investments Sold                      $           13,894
  Receivable for Portfolio Shares Sold                              7,738
  Litigation Recovery Receivable                                      895
  Dividends Receivable                                                519
  Other                                                                27            23,073
-------------------------------------------------------------------------------------------
LIABILITIES (-1.7%)
  Payable for Investments Purchased                               (11,604)
  Investment Advisory Fees Payable                                 (1,122)
  Payable for Portfolio Shares Redeemed                              (822)
  Directors' Fees and Expenses Payable                               (117)
  Distribution Fees, Class B                                         (116)
  Administrative Fees Payable                                        (108)
  Custodian Fees Payable                                               (9)
  Bank Overdraft Payable                                               (4)
  Other Liabilities                                                   (35)          (13,937)
-------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                           $       789,289
===========================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                             $       888,929
Undistributed (Distributions in Excess of) Net
  Investment Income                                                                    (117)
Accumulated Net Realized Gain (Loss)                                               (195,602)
Unrealized Appreciation (Depreciation) on
Investments                                                                          96,079
-------------------------------------------------------------------------------------------
NET ASSETS                                                                  $       789,289
===========================================================================================
CLASS A:

NET ASSETS                                                                  $       589,698
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 37,461,432 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                                  $         15.74
===========================================================================================
CLASS B:

NET ASSETS                                                                  $       199,591
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 12,836,833 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                                  $         15.55
===========================================================================================

(a)  Non-income producing security.
(d) Security was valued at fair value -- At December 31, 2003, the Portfolio held a fair valued security, valued at less than $500, representing less than 0.05% of net assets.
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
@    Face Amount/Value is less than $500.
ADR  American Depositary Receipts

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

INVESTMENT OVERVIEW (UNAUDITED)

FOCUS EQUITY PORTFOLIO

[CHART]

  COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT SINCE INCEPTION
                     FISCAL YEAR ENDED DECEMBER 31

             S&P 500 INDEX(1)        FOCUS EQUITY PORTFOLIO - CLASS A
 "*"             $   500,000                  $   500,000
"1995"           $   650,860                  $   706,250
"1996"           $   800,285                  $   995,106
"1997"           $ 1,067,260                  $ 1,326,576
"1998"           $ 1,372,176                  $ 1,530,205
"1999"           $ 1,660,883                  $ 2,240,832
"2000"           $ 1,509,410                  $ 1,979,551
"2001"           $ 1,330,092                  $ 1,678,263
"2002"           $ 1,036,275                  $ 1,194,755
"2003"           $ 1,333,478                  $ 1,565,010

 * Commenced operations on March 8, 1995

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

Performance was positively impacted due to the receipt of proceeds from the settlement of class action suits involving, primarily one of the Portfolio's holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future.

PERFORMANCE COMPARED TO THE S&P 500 INDEX(1)

                                        TOTAL RETURNS(2)
                                -------------------------------
                                              AVERAGE ANNUAL
                                           --------------------
                                  ONE       FIVE          SINCE
                                 YEAR      YEARS      INCEPTION
---------------------------------------------------------------
Portfolio - Class A (3)         30.99%      0.46%         13.82%
S&P 500 Index - Class A         28.68      (0.57)         11.77
Portfolio - Class B (4)         30.62       0.22          10.12
S&P 500 Index - Class B         28.68      (0.57)          9.28

(1) The S&P 500 Index is an unmanaged stock index comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on March 8, 1995
(4)  Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Focus Equity Portfolio seeks capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies. The Portfolio's concentration of its assets in a small number of issuers will subject it to greater risks.

PERFORMANCE

For the year ended December 31, 2003, the Portfolio had a total return of 30.99% for the Class A shares and 30.62% for the Class B shares compared to 28.68% for the S&P 500 Index (the "Index").

FACTORS AFFECTING PERFORMANCE

   - A meaningful underweight in telecommunications stocks was the largest positive contributor to relative results for the year. Although telecommunications stocks were among the leaders in the early stages of the 2003 rally, telecommunications finished the year as the worst performing Index sector. Strong stock selection in the telecommunications sector also proved beneficial as our single holding far exceeded the Index sector return.

   - An overweight in the information technology sector added to relative return. The Portfolio generally benefited from its semi-conductor overweight as the semi-conductor industry advanced amid the improved economic environment.

   - Stock selection was weakest in the consumer discretionary sector. The Portfolio was hampered by weak performance from a number of retailers.

   - In the healthcare sector, weak stock selection and a sector overweight had a negative effect on performance. Healthcare did not advance as strongly as other economically sensitive sectors.

MANAGEMENT STRATEGIES

   - On average the three largest sectors in the Portfolio during 2003 were technology, healthcare and financials.

   - In 2003, we owned a mix of stable and cyclical companies, although we increased our exposure to cyclicals. We implemented this strategy through overweights in the technology and healthcare sectors, where we found attractive investment opportunities.

January 2004

2003 ANNUAL REPORT

December 31, 2003

STATEMENT OF NET ASSETS

FOCUS EQUITY PORTFOLIO

                                                                                      VALUE
                                                                   SHARES             (000)
-------------------------------------------------------------------------------------------
COMMON STOCKS (104.7%)
AIR FREIGHT & LOGISTICS (1.1%)
United Parcel Service, Inc., Class B                                9,900   $           738
-------------------------------------------------------------------------------------------
BEVERAGES (4.1%)
Anheuser Busch Cos., Inc.                                          10,900               574
Coca Cola Co. (The)                                                45,075             2,288
-------------------------------------------------------------------------------------------
                                                                                      2,862
===========================================================================================
BIOTECHNOLOGY (3.7%)
Amgen, Inc.                                                     (a)32,582             2,014
Genzyme Corp.                                                   (a)11,500               567
-------------------------------------------------------------------------------------------
                                                                                      2,581
===========================================================================================
CAPITAL MARKETS (4.0%)
Bank of New York Co., Inc. (The)                                   29,750               985
Goldman Sachs Group, Inc.                                          18,000             1,777
-------------------------------------------------------------------------------------------
                                                                                      2,762
===========================================================================================
COMMERCIAL BANKS (2.4%)
Wells Fargo & Co.                                                  27,800             1,637
-------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT (3.3%)
Cisco Systems, Inc.                                             (a)94,200             2,288
-------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS (4.5%)
Dell, Inc.                                                      (a)41,725             1,417
International Business Machines Corp.                              12,550             1,163
Network Appliance, Inc.                                         (a)28,100               577
-------------------------------------------------------------------------------------------
                                                                                      3,157
===========================================================================================
CONSUMER FINANCE (2.2%)
American Express Co.                                               32,350             1,560
-------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (5.0%)
Citigroup, Inc.                                                    72,270             3,508
-------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (1.1%)
Smith International, Inc.                                       (a)18,200               756
-------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING (2.9%)
Wal-Mart Stores, Inc.                                              38,600             2,048
-------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (2.7%)
Boston Scientific Corp.                                         (a)20,600               757
Guidant Corp.                                                      19,100             1,150
-------------------------------------------------------------------------------------------
                                                                                      1,907
===========================================================================================
HEALTH CARE PROVIDERS & SERVICES (2.5%)
Anthem, Inc.                                                    (a)22,951             1,721
-------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS (2.7%)
Procter & Gamble Co.                                               19,175             1,915
-------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES (10.0%)
3M Co.                                                             34,200             2,908
General Electric Co.                                              131,150             4,063
-------------------------------------------------------------------------------------------
                                                                                      6,971
===========================================================================================
INSURANCE (4.1%)
American International Group, Inc.                                 43,075             2,855
-------------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL (5.1%)
eBay, Inc.                                                      (a)38,900             2,513
InterActiveCorp                                                 (a)30,800             1,045
-------------------------------------------------------------------------------------------
                                                                                      3,558
===========================================================================================
INFORMATION TECHNOLOGY SERVICES (0.8%)
First Data Corp.                                                   12,775               525
-------------------------------------------------------------------------------------------
MEDIA (4.5%)
Clear Channel Communications, Inc.                                 34,350   $         1,609
EchoStar Communications Corp., Class A                          (a)20,800               707
Univision Communications, Inc., Class A                         (a)20,250               804
-------------------------------------------------------------------------------------------
                                                                                      3,120
===========================================================================================
MULTILINE RETAIL (4.4%)
Dollar Tree Stores, Inc.                                        (a)40,930             1,230
Target Corp.                                                       47,723             1,833
-------------------------------------------------------------------------------------------
                                                                                      3,063
===========================================================================================
OIL & GAS (2.1%)
Exxon Mobil Corp.                                                  34,950             1,433
-------------------------------------------------------------------------------------------
PHARMACEUTICALS (8.9%)
Bristol-Myers Squibb Co.                                           24,600               703
Johnson & Johnson                                                  30,775             1,590
Pfizer, Inc.                                                      109,450             3,867
-------------------------------------------------------------------------------------------
                                                                                      6,160
===========================================================================================
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (9.7%)
Applied Materials, Inc.                                         (a)41,375               929
Intel Corp.                                                        86,000             2,769
Linear Technology Corp.                                            36,225             1,524
Texas Instruments, Inc.                                            32,575               957
Xilinx, Inc.                                                    (a)14,500               562
-------------------------------------------------------------------------------------------
                                                                                      6,741
===========================================================================================
SOFTWARE (9.3%)
Mercury Interactive Corp.                                       (a)21,100             1,026
Microsoft Corp.                                                   154,400             4,252
Oracle Corp.                                                    (a)90,175             1,191
-------------------------------------------------------------------------------------------
                                                                                      6,469
===========================================================================================
SPECIALTY RETAIL (3.6%)
Bed, Bath & Beyond, Inc.                                        (a)19,750               856
Home Depot, Inc.                                                   47,400             1,682
-------------------------------------------------------------------------------------------
                                                                                      2,538
===========================================================================================
  TOTAL COMMON STOCKS (COST $67,691)                                                 72,873
===========================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

STATEMENT OF NET ASSETS (CONT'D)

FOCUS EQUITY PORTFOLIO

                                                                                      VALUE
                                                                                      (000)
-------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (104.7%) (COST $67,691)                                   $        72,873
-------------------------------------------------------------------------------------------

                                                                   AMOUNT
                                                                    (000)
-------------------------------------------------------------------------------------------
OTHER ASSETS (4.1%)
  Receivable for Investments Sold                      $            2,334
  Litigation Recovery Receivable                                      369
  Receivable for Portfolio Shares Sold                                120
  Dividends Receivable                                                 43
  Other                                                                 3             2,869
-------------------------------------------------------------------------------------------
LIABILITIES (-8.8%)
  Payable for Portfolio Shares Redeemed                            (4,141)
  Payable for Investments Purchased                                (1,833)
  Investment Advisory Fees Payable                                   (126)
  Directors' Fees and Expenses Payable                                (19)
  Bank Overdraft Payable                                              (17)
  Administrative Fees Payable                                         (12)
  Distribution Fees, Class B                                           (5)
  Custodian Fees Payable                                               (3)
  Other Liabilities                                                   (10)           (6,166)
-------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                           $        69,576
===========================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                             $        99,937
Undistributed (Distributions in Excess of) Net
  Investment Income                                                                     (19)
Accumulated Net Realized Gain (Loss)                                                (35,524)
Unrealized Appreciation (Depreciation) on
  Investments                                                                         5,182
-------------------------------------------------------------------------------------------
NET ASSETS                                                                  $        69,576
===========================================================================================
CLASS A:

NET ASSETS                                                                  $        61,420
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 5,207,719 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                                  $         11.79
===========================================================================================
CLASS B:

NET ASSETS                                                                  $         8,156
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 705,126 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                                  $         11.57
===========================================================================================

(a)  Non-income producing security.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

INVESTMENT OVERVIEW (UNAUDITED)

SMALL COMPANY GROWTH PORTFOLIO

[CHART]

    COMPARISON OF THE CHANGE IN VALUE OF A $500,000* INVESTMENT OVER 10 YEARS
                        FISCAL YEAR ENDED DECEMBER 31

                RUSSELL 2000 GROWTH INDEX(1)          SMALL COMPANY GROWTH PORTFOLIO - CLASS A
"1993"                  $     500,000                              $     500,000
"1994"                  $     487,850                              $     496,886
"1995"                  $     639,279                              $     662,398
"1996"                  $     711,261                              $     687,039
"1997"                  $     803,370                              $     765,087
"1998"                  $     813,251                              $     975,792
"1999"                  $   1,163,681                              $   1,916,943
"2000"                  $     902,667                              $   1,789,581
"2001"                  $     819,351                              $   1,571,539
"2002"                  $     571,416                              $   1,221,400
"2003"                  $     848,781                              $   1,760,404

* Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE RUSSELL 2000 GROWTH INDEX(1)

                                            TOTAL RETURNS(2)
                              ---------------------------------------------
                                                    AVERAGE ANNUAL
                                          ---------------------------------
                                ONE        FIVE         TEN           SINCE
                               YEAR       YEARS       YEARS       INCEPTION
---------------------------------------------------------------------------
Portfolio - Class A (3)       44.13%      12.55%      13.41%          13.16%
Index - Class A               48.54        0.86        5.43            7.10
Portfolio - Class B (4)       43.80       12.29         N/A           12.73
Index - Class B               48.54        0.86         N/A            3.59

(1) The Russell 2000 Growth Index is a market capitalization - weighted index comprised of those companies of the Russell 2000 Index with higher forecasted growth values and higher price-to-book ratios.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on November 1, 1989
(4)  Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Small Company Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. Investments in small sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets.

PERFORMANCE

For the year ended December 31, 2003, the Portfolio had a total return of 44.13% for the Class A shares and 43.80% for the Class B shares compared to 48.54% for the Russell 2000 Growth Index (the "Index").

FACTORS AFFECTING PERFORMANCE

   - The largest positive contributor to the Portfolio's relative results was stock selection in the consumer discretionary sector, although this was slightly offset by the negative effect of the Portfolio's substantial sector overweight, as compared to the Index. A number of consumer discretionary stocks ranked among the Portfolio's largest individual positions and several of these added meaningfully to relative results.

   - In the technology sector, the favorable impact of an overweight (as compared to the Index) in semiconductor companies was offset by underperformance in other areas such as software. During 2003, higher beta technology stocks rallied. Many of these companies did not pass our tests for portfolio inclusion.

   - The Portfolio's healthcare position had the most significant negative impact from a stock selection perspective, primarily due to weakness in pharmaceuticals and biotechnology.

MANAGEMENT STRATEGIES

   - On average, the three largest sectors in the Portfolio during 2003 were consumer discretionary, healthcare and technology.

January 2004

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

STATEMENT OF NET ASSETS

SMALL COMPANY GROWTH PORTFOLIO

                                                                                      VALUE
                                                                   SHARES             (000)
-------------------------------------------------------------------------------------------
COMMON STOCKS (98.4%)
ADVERTISING AGENCIES (0.5%)
R.H. Donnelley Corp.                                           (a)107,100   $         4,267
-------------------------------------------------------------------------------------------
AEROSPACE (0.6%)
Moog, Inc., Class A                                             (a)91,675             4,529
-------------------------------------------------------------------------------------------
AIR TRANSPORT (0.3%)
Airtran Holdings, Inc.                                         (a)207,700             2,472
-------------------------------------------------------------------------------------------
AUTO PARTS: AFTER MARKET (0.4%)
TBC Corp.                                                      (a)130,900             3,379
-------------------------------------------------------------------------------------------
BANKS: OUTSIDE NEW YORK CITY (1.5%)
TierOne Corp.                                                  (a)260,800             5,988
UCBH Holdings, Inc.                                               149,300             5,818
-------------------------------------------------------------------------------------------
                                                                                     11,806
===========================================================================================
BIOTECHNOLOGY RESEARCH & PRODUCTION (4.2%)
Digene Corp.                                                   (a)135,600             5,438
Idexx Laboratories, Inc.                                        (a)86,600             4,008
Martek Biosciences Corp.                                        (a)65,800             4,275
MGI Pharma, Inc.                                               (a)134,900             5,551
Taro Pharmaceuticals Industries Ltd.                           (a)113,550             7,324
Telik, Inc.                                                    (a)265,325             6,105
-------------------------------------------------------------------------------------------
                                                                                     32,701
===========================================================================================
CASINOS & GAMBLING (4.5%)
Alliance Gaming Corp.                                          (a)146,700             3,616
GTECH Holdings Corp.                                              317,654            15,721
Kerzner International Ltd.                                     (a)106,700             4,157
Shuffle Master, Inc.                                            (a)81,900             2,835
Station Casinos, Inc.                                             290,600             8,901
-------------------------------------------------------------------------------------------
                                                                                     35,230
===========================================================================================
COMMERCIAL INFORMATION SERVICES (0.5%)
Viad Corp.                                                        153,000             3,825
-------------------------------------------------------------------------------------------
COMMUNICATIONS & MEDIA (1.1%)
Media General, Inc., Class A                                      131,775             8,579
-------------------------------------------------------------------------------------------
COMMUNICATIONS TECHNOLOGY (3.9%)
Crown Castle International Corp.                               (a)841,000             9,276
Dobson Communications Corp.                                    (a)422,200             2,774
F5 Networks, Inc.                                              (a)109,700             2,753
Sonus Networks, Inc.                                           (a)763,500             5,772
Spectrasite, Inc.                                              (a)289,600            10,064
-------------------------------------------------------------------------------------------
                                                                                     30,639
===========================================================================================
COMPUTER SERVICES SOFTWARE & SYSTEMS (10.1%)
Akamai Technologies, Inc.                                      (a)349,400             3,756
Emulex Corp.                                                   (a)108,573             2,897
Espeed, Inc., Class A                                          (a)169,800             3,975
FileNET Corp.                                                  (a)146,300             3,962
Hyperion Solutions Corp.                                       (a)128,200             3,864
Informatica Corp.                                              (a)365,120             3,761
Merge Technologies, Inc.                                       (a)154,700             2,729
Micromuse, Inc.                                                (a)691,700             4,773
MicroStrategy, Inc., Class A                                    (a)53,200             2,792
Neoforma, Inc.                                                 (a)446,629             4,752
NetIQ Corp.                                                    (a)564,475             7,479
Quest Software, Inc.                                           (a)335,750             4,768
Red Hat, Inc.                                                  (a)280,600             5,267
SERENA Software, Inc.                                          (a)165,100             3,030
SkillSoft plc ADR                                              (a)942,700   $         8,154
ValueClick, Inc.                                               (a)348,350             3,163
Verint Systems, Inc.                                           (a)141,600             3,194
Websense, Inc.                                                 (a)228,200             6,672
-------------------------------------------------------------------------------------------
                                                                                     78,988
===========================================================================================
COMPUTER TECHNOLOGY (0.3%)
Intergraph Corp.                                               (a)112,400             2,689
-------------------------------------------------------------------------------------------
CONSTRUCTION (0.8%)
Chicago Bridge & Iron Co. N.V. (NY Shares)                        209,800             6,063
-------------------------------------------------------------------------------------------
CONSUMER ELECTRONICS (0.3%)
CNET Networks, Inc.                                            (a)359,800             2,454
-------------------------------------------------------------------------------------------
DRUGS & PHARMACEUTICALS (1.7%)
Gen-Probe, Inc.                                                (a)235,300             8,581
Medicines Co.                                                   (a)98,300             2,896
Valeant Pharmaceuticals International                              60,400             1,519
-------------------------------------------------------------------------------------------
                                                                                     12,996
===========================================================================================
EDUCATION SERVICES (0.6%)
Strayer Education, Inc.                                            43,450             4,729
-------------------------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS (0.5%)
Power Integrations, Inc.                                       (a)123,500             4,132
-------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT & COMPONENTS (0.5%)
MKS Instruments, Inc.                                          (a)124,800             3,619
-------------------------------------------------------------------------------------------
ELECTRONICS (2.0%)
Amphenol Corp., Class A                                         (a)70,500             4,507
Avid Technology, Inc.                                           (a)81,900             3,931
Planar Systems, Inc.                                           (a)118,100             2,872
Trimble Navigation Ltd.                                        (a)112,100             4,175
-------------------------------------------------------------------------------------------
                                                                                     15,485
===========================================================================================
ELECTRONICS: SEMICONDUCTORS/COMPONENTS (3.6%)
Actel Corp.                                                    (a)151,550             3,652
Brooks Automation, Inc.                                        (a)208,700             5,044
Entegris, Inc.                                                 (a)259,800             3,339
Integrated Circuit Systems, Inc.                                (a)98,500             2,806
O2Micro International Ltd.                                     (a)134,600             3,015
PMC-Sierra, Inc.                                               (a)161,400             3,252
Rambus, Inc.                                                   (a)130,200             3,997
Tessera Technologies, Inc.                                     (a)156,700             2,948
-------------------------------------------------------------------------------------------
                                                                                     28,053
===========================================================================================
ELECTRONICS: TECHNOLOGY (0.5%)
Secure Computing Corp.                                         (a)224,900             4,028
-------------------------------------------------------------------------------------------
ENERGY MISCELLANEOUS (3.6%)
Evergreen Resources, Inc.                                      (a)210,100             6,830
PetroKazakhstan, Inc.                                          (a)140,600             3,165
Ultra Petroleum Corp.                                          (a)755,500            18,601
-------------------------------------------------------------------------------------------
                                                                                     28,596
===========================================================================================
ENGINEERING & CONTRACTING SERVICES (0.4%)
Washington Group International, Inc.                            (a)81,600             2,772
-------------------------------------------------------------------------------------------
FINANCIAL MISCELLANEOUS (2.5%)
First Marblehead Corp. (The)                                   (a)122,200             2,674
Interactive Data Corp.                                         (a)668,595            11,072
PMI Group, Inc. (The)                                             153,400             5,711
-------------------------------------------------------------------------------------------
                                                                                     19,457
===========================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

STATEMENT OF NET ASSETS (CONT'D)

SMALL COMPANY GROWTH PORTFOLIO

                                                                                      VALUE
                                                                   SHARES              (000)
-------------------------------------------------------------------------------------------
FOODS (0.8%)
J&J Snack Foods Corp.                                          (a)157,341   $         5,941
-------------------------------------------------------------------------------------------
HEALTH CARE FACILITIES (1.3%)
VistaCare, Inc., Class A                                       (a)287,400            10,102
-------------------------------------------------------------------------------------------
HEALTH CARE MANAGEMENT SERVICES (0.8%)
Eclipsys Corp.                                                 (a)522,900             6,087
-------------------------------------------------------------------------------------------
HEALTH CARE SERVICES (6.1%)
Apria Healthcare Group, Inc.                                   (a)208,132             5,925
Dade Behring Holdings, Inc.                                    (a)535,000            19,121
Genesis HealthCare Corp.                                       (a)131,200             2,989
Immucor, Inc.                                                  (a)358,300             7,306
Stericycle, Inc.                                               (a)258,425            12,068
-------------------------------------------------------------------------------------------
                                                                                     47,409
===========================================================================================
HOMEBUILDING (1.1%)
Brookfield Homes Corp.                                            324,850             8,371
Levitt Corp., Class A                                           (a)29,700               591
-------------------------------------------------------------------------------------------
                                                                                      8,962
===========================================================================================
HOTEL/MOTEL (1.6%)
Wynn Resorts Ltd.                                              (a)436,090            12,215
-------------------------------------------------------------------------------------------
HOUSEHOLD FURNISHINGS (0.4%)
Select Comfort Corp.                                           (a)115,450             2,859
-------------------------------------------------------------------------------------------
INSURANCE: PROPERTY & CASUALTY (1.1%)
Markel Corp.                                                    (a)34,250             8,683
-------------------------------------------------------------------------------------------
INVESTMENT MANAGEMENT COMPANIES (0.5%)
Affiliated Managers Group, Inc.                                 (a)56,400             3,925
-------------------------------------------------------------------------------------------
LEISURE TIME (0.4%)
WMS Industries, Inc.                                           (a)118,500             3,105
-------------------------------------------------------------------------------------------
MACHINERY & ENGINEERING (0.5%)
Graco, Inc.                                                       101,400             4,066
-------------------------------------------------------------------------------------------
MACHINERY: OIL WELL EQUIPMENT & SERVICES (0.9%)
Maverick Tube Corp.                                            (a)383,250             7,378
-------------------------------------------------------------------------------------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (0.8%)
INAMED Corp.                                                   (a)134,900             6,483
-------------------------------------------------------------------------------------------
MEDICAL SERVICES (0.6%)
Specialty Laboratories, Inc.                                   (a)280,030             4,702
-------------------------------------------------------------------------------------------
METALS & MINING (0.2%)
Glamis Gold, Ltd.                                               (a)99,300             1,700
-------------------------------------------------------------------------------------------
MISCELLANEOUS HEALTH CARE (2.6%)
CV Therapeutics, Inc.                                          (a)131,500             1,928
NPS Pharmaceuticals, Inc.                                      (a)211,100             6,489
VCA Antech, Inc.                                               (a)398,400            12,342
-------------------------------------------------------------------------------------------
                                                                                     20,759
===========================================================================================
OFFICE FURNITURE & BUSINESS EQUIPMENT (2.4%)
Imagistics International, Inc.                                 (a)493,700            18,514
-------------------------------------------------------------------------------------------
OIL: INTEGRATED DOMESTIC (0.4%)
Whiting Petroleum Corp.                                        (a)174,200             3,205
-------------------------------------------------------------------------------------------
PRODUCTION TECHNOLOGY EQUIPMENT (1.8%)
Cymer, Inc.                                                     (a)96,300             4,448
Dionex Corp.                                                   (a)123,500             5,683
Varian Semiconductor Equipment Associates, Inc.                 (a)88,300             3,858
-------------------------------------------------------------------------------------------
                                                                                     13,989
===========================================================================================
PUBLISHING: NEWSPAPERS (1.0%)
Pulitzer, Inc.                                                    149,374   $         8,066
-------------------------------------------------------------------------------------------
RADIO & TV BROADCASTERS (1.7%)
Citadel Broadcasting Corp.                                     (a)239,150             5,350
Radio One, Inc., Class D                                       (a)431,536             8,328
-------------------------------------------------------------------------------------------
                                                                                     13,678
===========================================================================================
REAL ESTATE INVESTMENT TRUSTS (REIT) (0.8%)
MI Developments, Inc., Class A                                 (a)226,500             6,324
-------------------------------------------------------------------------------------------
RESTAURANTS (3.2%)
Buffalo Wild Wings, Inc.                                       (a)113,800             2,953
Checkers Drive-In Restaurant, Inc.                             (a)191,500             1,994
Chicago Pizza & Brewery, Inc.                                  (a)210,800             3,145
P.F. Chang's China Bistro, Inc.                                (a)112,225             5,710
Sonic Corp.                                                    (a)335,438            10,271
Steak n Shake Co. (The)                                         (a)57,900             1,034
-------------------------------------------------------------------------------------------
                                                                                     25,107
===========================================================================================
RETAIL (6.4%)
Brookstone, Inc.                                               (a)193,775             4,129
CEC Entertainment, Inc.                                         (a)79,200             3,753
Cost Plus, Inc.                                                 (a)67,550             2,770
Dick's Sporting Goods, Inc.                                    (a)110,050             5,355
Fred's, Inc.                                                      100,867             3,125
HOT Topic, Inc.                                                (a)144,575             4,259
Petco Animal Supplies, Inc.                                    (a)186,600             5,682
Tractor Supply Co.                                             (a)199,700             7,766
Tuesday Morning Corp.                                          (a)349,700            10,579
Urban Outfitters, Inc.                                          (a)73,200             2,712
-------------------------------------------------------------------------------------------
                                                                                     50,130
===========================================================================================
SAVINGS & LOAN (0.7%)
Provident Financial Services, Inc.                                300,700             5,683
-------------------------------------------------------------------------------------------
SERVICES: COMMERCIAL (7.1%)
Advisory Board Co. (The)                                       (a)232,900             8,130
Arbitron, Inc.                                                 (a)420,475            17,542
Autobytel, Inc.                                                (a)296,700             2,694
Corporate Executive Board Co.                                  (a)203,499             9,497
DeVry, Inc.                                                    (a)224,900             5,652
ITT Educational Services, Inc.                                 (a)205,400             9,648
Roto-Rooter, Inc.                                                  51,600             2,379
-------------------------------------------------------------------------------------------
                                                                                     55,542
===========================================================================================
TELECOMMUNICATIONS EQUIPMENT (0.4%)
Inter-Tel, Inc.                                                   122,500             3,060
-------------------------------------------------------------------------------------------
TEXTILE APPAREL MANUFACTURES (1.4%)
Carter's, Inc.                                                 (a)315,500             8,029
Oxford Industries, Inc.                                            81,600             2,765
-------------------------------------------------------------------------------------------
                                                                                     10,794
===========================================================================================
TRUCKERS (1.5%)
Landstar System, Inc.                                          (a)101,700             3,869
Overnite Corp.                                                 (a)350,000             7,962
-------------------------------------------------------------------------------------------
                                                                                     11,831
===========================================================================================
UTILITIES: TELECOMMUNICATIONS (5.0%)
IDT Corp., Class B                                             (a)489,200            11,315
NTL, Inc.                                                      (a)257,051            17,929
PTEK Holdings, Inc.                                          (a)1,128,300             9,940
-------------------------------------------------------------------------------------------
                                                                                     39,184
===========================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

STATEMENT OF NET ASSETS (CONT'D)

SMALL COMPANY GROWTH PORTFOLIO

                                                                                      VALUE
                                                                                      (000)
-------------------------------------------------------------------------------------------
  TOTAL COMMON STOCKS (COST $660,283)                                       $       770,971
===========================================================================================

                                                                   SHARES
-------------------------------------------------------------------------------------------
PREFERRED STOCK (0.0%)
COMMUNICATIONS TECHNOLOGY (0.0%)
Warp Solutions, Inc., Series A (COST $11)                    (a)(i)12,301                 1
===========================================================================================

                                                                     FACE
                                                                   AMOUNT
                                                                    (000)
-------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.7%)
REPURCHASE AGREEMENT (3.7%)
J.P. Morgan Securities, Inc., 0.75%, dated
  12/31/03, due 1/2/04, repurchase price
  $28,958 (COST $28,957)                               $        (f)28,957            28,957
-------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.1%) (COST $689,251)                                          799,929
===========================================================================================

                                                                   AMOUNT
                                                                    (000)
-------------------------------------------------------------------------------------------
OTHER ASSETS (1.5%)
  Receivable for Portfolio Shares Sold                              7,089
  Receivable for Investments Sold                                   4,889
  Dividends Receivable                                                 30
  Litigation Recovery Receivable                                        5
  Interest Receivable                                                   1
  Other                                                                19            12,033
-------------------------------------------------------------------------------------------
LIABILITIES (-3.6%)
  Payable for Investments Purchased                               (21,866)
  Payable for Portfolio Shares Redeemed                            (4,820)
  Investment Advisory Fees Payable                                 (1,482)
  Distribution Fees, Class B                                         (274)
  Administrative Fees Payable                                        (104)
  Directors' Fees and Expenses Payable                                (30)
  Custodian Fees Payable                                              (17)
  Other Liabilities                                                   (35)          (28,628)
-------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                           $       783,334
===========================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                             $       822,003
Undistributed Net Investment Income
  (Accumulated Net Investment Loss)                                                     (30)
Accumulated Net Realized Gain (Loss)                                               (149,317)
Unrealized Appreciation (Depreciation) on:
  Investments                                                                       110,678
-------------------------------------------------------------------------------------------
NET ASSETS                                                                  $       783,334
===========================================================================================
CLASS A:

NET ASSETS                                                                  $       299,198
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 27,681,455 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                                  $         10.81
===========================================================================================

                                                                                     AMOUNT
                                                                                      (000)
-------------------------------------------------------------------------------------------
CLASS B:

NET ASSETS                                                                  $       484,136
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 46,395,991 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                                  $         10.43
===========================================================================================

(a)  Non-income producing security.
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
(i) Restricted security valued at fair value and not registered under the Securities Act of 1933. Acquired July 2000 at a cost of $11,000. At December 31, 2003, this security had an aggregate market value of $1,000, representing less than 0.05% of net assets.
ADR  American Depositary Receipts

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

INVESTMENT OVERVIEW (UNAUDITED)

TECHNOLOGY PORTFOLIO

[CHART]

          COMPARISON OF THE CHANGE IN VALUE OF A $250,000** INVESTMENT
                                 SINCE INCEPTION
                           FISCAL YEAR ENDED DECEMBER 31

                NASDAQ COMPOSITE INDEX(1)      TECHNOLOGY PORTFOLIO - CLASS A    TECHNOLOGY PORTFOLIO - CLASS B
  "*"                  $   250,000                      $    250,000                       $  50,000
"1996"                 $   270,325                      $    267,750                       $  53,550
"1997"                 $   328,823                      $    367,540                       $  73,310
"1998"                 $   459,136                      $    565,645                       $ 112,545
"1999"                 $   852,111                      $  1,474,184                       $ 292,910
"2000"                 $   517,316                      $  1,139,984                       $ 225,952
"2001"                 $   408,421                      $    594,046                       $ 117,518
"2002"                 $   279,646                      $    311,458                       $  61,556
"2003"                 $   419,497                      $    457,657                       $  90,143

 * Commenced operations on September 16, 1996

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different fees assessed to that class. The NASDAQ Composite Index value at December 31, 2003 assumes a minimum investment of $250,000; if a minimum initial investment of $50,000 (the minimum investment for Class B shares) is assumed, the value at December 31, 2003 would be $83,900.

Performance was positively impacted due to the receipt of proceeds from the settlement of class action suits involving, primarily one of the Portfolio's holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future.

PERFORMANCE COMPARED TO THE NASDAQ COMPOSITE INDEX AND THE S&P 500 INDEX(1)

                                    TOTAL RETURNS(2)
                          ------------------------------------
                                           AVERAGE ANNUAL
                                       -----------------------
                              ONE          FIVE          SINCE
                             YEAR         YEARS      INCEPTION
--------------------------------------------------------------
Portfolio - Class A (3)     46.94%        (4.15)%         8.65%
Portfolio - Class B (3)     46.44         (4.33)          8.43
NASDAQ Composite Index      50.01         (1.79)          7.36
S&P 500 Index               28.68         (0.57)          8.60

(1) The NASDAQ Composite Index is a market capitalization - weighted index comprised of all common stocks listed on the NASDAQ Stock Market. The S&P 500 Index is an unmanaged stock index comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)  Commenced operations on September 16, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Technology Portfolio seeks long-term capital appreciation by investing primarily in equity securities of companies that the investment adviser expects will benefit from their involvement in technology and technology-related industries. The Portfolio's concentration in the technology sector makes it subject to greater risk and volatility than portfolios that are more diversified, and the value of its shares may be substantially affected by economic events. In addition, the Portfolio may invest up to 35% of its total assets in the equity or fixed income securities of foreign issuers.

PERFORMANCE

For the year ended December 31, 2003, the Portfolio had a total return of 46.94% for the Class A shares and 46.44% for the Class B shares compared to 50.01% for the NASDAQ Composite Index (the "Index") and 28.68% for the S&P 500 Index.

FACTORS AFFECTING PERFORMANCE

   - Technology proved to be one of the top performing sectors in the broad equity market for the year. Among the major technology groups within the Index, internet software and services, wireless telecommunications, and electronic equipment and instruments were the leading industries. Semiconductors also outpaced the Index return, while software, computers and peripherals, and biotechnology were among the lagging groups for the year.

   - The largest positive influence on relative return came from our semiconductor position where a substantial overweight added meaningfully to results and was only partially offset by modest underperformance of individual semiconductor holdings.

   - An overweight in the software sector was the largest detractor from relative performance; however, this was more than offset by favorable stock selection.

   - A substantial underweight in internet and catalog retail was a major detractor, as that industry was among the leaders in the Index. The combination of weak stock performance and a slight underweight in wireless telecommunications also had a negative impact on relative results. Although the Portfolio's wireless positions provided a triple-digit return, the average return for the wireless industry was even higher.

MANAGEMENT STRATEGIES

   - We continued our strategy of seeking to achieve long-term capital appreciation by investing in equity securities of companies that we expected to benefit from their involvement in technology and technology-related industries.

January 2004

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

STATEMENT OF NET ASSETS

TECHNOLOGY PORTFOLIO

                                                                                      VALUE
                                                                   SHARES             (000)
-------------------------------------------------------------------------------------------
COMMON STOCKS (100.4%)
BIOTECHNOLOGY (3.1%)
Amgen, Inc.                                                      (a)5,223   $           323
Celgene Corp.                                                    (a)5,050               227
Gilead Sciences, Inc.                                            (a)1,425                83
NPS Pharmaceuticals, Inc.                                        (a)4,500               138
Telik, Inc.                                                      (a)6,700               154
-------------------------------------------------------------------------------------------
                                                                                        925
===========================================================================================
COMMUNICATIONS (0.3%)
Avaya, Inc.                                                      (a)5,800                75
-------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT (18.2%)
Advanced Fibre Communications, Inc.                              (a)2,800                56
Alcatel S.A. ADR                                                (a)21,500               276
Analog Devices, Inc.                                             (a)9,913               453
Cisco Systems, Inc.                                             (a)65,975             1,603
Corning, Inc.                                                   (a)12,300               128
Emulex Corp.                                                    (a)10,150               271
Extreme Networks, Inc.                                          (a)15,113               109
F5 Networks, Inc.                                                (a)4,200               105
Finisar Corp.                                                   (a)38,338               120
Inter-Tel, Inc.                                                     3,350                84
Juniper Networks, Inc.                                           (a)8,300               155
Motorola, Inc.                                                     16,800               236
Nokia Oyj ADR                                                      11,600               197
Nortel Networks Corp.                                           (a)34,900               148
QLogic Corp.                                                     (a)8,063               416
QUALCOMM, Inc.                                                      7,850               423
Sonus Networks, Inc.                                            (a)39,400               298
Telefonaktiebolaget LM Ericsson ADR                              (a)5,800               103
Tellabs, Inc.                                                   (a)17,900               151
-------------------------------------------------------------------------------------------
                                                                                      5,332
===========================================================================================
COMPUTERS & PERIPHERALS (5.9%)
Dell, Inc.                                                      (a)15,300               520
EMC Corp.                                                       (a)33,310               431
Magal Security Systems Ltd.                                      (a)9,487                74
Network Appliance, Inc.                                         (a)21,050               432
SanDisk Corp.                                                    (a)2,750               168
Western Digital Corp.                                            (a)8,000                94
-------------------------------------------------------------------------------------------
                                                                                      1,719
===========================================================================================
DIVERSIFIED TELECOMMUNICATION SERVICES (0.9%)
Amdocs Ltd.                                                      (a)8,500               191
Optical Communication Products, Inc.                            (a)18,700                69
-------------------------------------------------------------------------------------------
                                                                                        260
===========================================================================================
ELECTRONIC EQUIPMENT & INSTRUMENTS (3.3%)
Amphenol Corp., Class A                                          (a)2,300               147
Flextronics International Ltd.                                  (a)21,800               324
Jabil Circuit, Inc.                                              (a)7,025               199
Power Integrations, Inc.                                         (a)2,400                80
Solectron Corp.                                                 (a)23,550               139
Veeco Instruments, Inc.                                          (a)2,700                76
-------------------------------------------------------------------------------------------
                                                                                        965
===========================================================================================
INTERNET & CATALOG RETAIL (1.0%)
InterActiveCorp.                                                 (a)8,900   $           302
-------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES (1.7%)
Akamai Technologies, Inc.                                        (a)5,700                61
VeriSign, Inc.                                                  (a)15,700               256
Verso Technologies, Inc.                                        (a)21,900                70
Yahoo!, Inc.                                                     (a)2,638               119
-------------------------------------------------------------------------------------------
                                                                                        506
===========================================================================================
OFFICE ELECTRONICS (0.5%)
Zebra Technologies Corp.                                         (a)2,200               146
-------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (32.8%)
Actel Corp.                                                      (a)2,700                65
Agere Systems, Inc., Class A                                    (a)71,150               217
Amkor Technologies, Inc.                                         (a)9,900               180
Applied Materials, Inc.                                         (a)35,825               804
Applied Micro Circuits Corp.                                    (a)26,600               159
ASML Holding N.V. (NY Shares)                                   (a)18,175               364
Broadcom Corp., Class A                                          (a)9,900               338
Brooks Automation, Inc.                                         (a)10,500               254
Credence Systems Corp.                                          (a)24,200               319
Integrated Circuit Systems, Inc.                                 (a)5,700               162
Intel Corp.                                                        54,325             1,749
Intersil Corp., Class A                                             8,325               207
KLA-Tencor Corp.                                                 (a)5,775               339
Kopin Corp.                                                     (a)13,300                89
Lam Research Corp.                                               (a)7,200               233
Linear Technology Corp.                                            10,588               445
LTX Corp.                                                        (a)4,400                66
Marvell Technology Group Ltd.                                   (a)19,850               753
Maxim Integrated Products, Inc.                                    11,438               570
Microchip Technology, Inc.                                          4,100               137
MKS Instruments, Inc.                                            (a)2,800                81
Novellus Systems, Inc.                                           (a)6,800               286
PMC-Sierra, Inc.                                                (a)14,000               282
RF Micro Devices, Inc.                                          (a)25,900               260
STMicroelectronics N.V. (NY Shares)                                 2,500                68
Taiwan Semiconductor Manufacturing Co.,
  Ltd. ADR                                                       (a)7,300                75
Texas Instruments, Inc.                                            19,400               570
United Microelectronics Corp., ADR                              (a)26,000               129
Vitesse Semiconductor Corp.                                     (a)18,800               110
Xilinx, Inc.                                                     (a)8,050               312
-------------------------------------------------------------------------------------------
                                                                                      9,623
===========================================================================================
SOFTWARE (31.5%)
Adobe Systems, Inc.                                                 6,350               250
BEA Systems, Inc.                                                (a)9,500               117
Check Point Software Technologies Ltd.                          (a)11,475               193
Citrix Systems, Inc.                                             (a)3,350                71
Computer Associates International, Inc.                             8,163               223
Hyperion Solutions Corp.                                         (a)5,475               165
Informatica Corp.                                               (a)11,658               120
Lexar Media, Inc.                                                (a)7,700               134
Macromedia, Inc.                                                 (a)6,400               114
Mercury Interactive Corp.                                        (a)8,150               396
Micromuse, Inc.                                                 (a)27,800               192

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

STATEMENT OF NET ASSETS (CONT'D)

TECHNOLOGY PORTFOLIO

                                                                                      VALUE
                                                                   SHARES             (000)
-------------------------------------------------------------------------------------------
SOFTWARE (CONT'D)
Microsoft Corp.                                                    77,700   $         2,140
NetScreen Technologies, Inc.                                     (a)6,000               148
Network Associates, Inc.                                        (a)18,225               274
Novell, Inc.                                                    (a)60,600               638
Oracle Corp.                                                    (a)73,113               965
Peoplesoft, Inc.                                                (a)23,500               536
Quest Software, Inc.                                            (a)17,575               250
Red Hat, Inc.                                                    (a)8,400               158
SAP AG ADR                                                          8,600               357
Siebel Systems, Inc.                                            (a)36,550               507
Symantec Corp.                                                  (a)15,200               527
Verint Systems, Inc.                                             (a)4,300                97
VERITAS Software Corp.                                          (a)18,625               692
-------------------------------------------------------------------------------------------
                                                                                      9,264
===========================================================================================
WIRELESS TELECOMMUNICATION SERVICES (1.2%)
Nextel Communications, Inc., Class A                            (a)12,738               357
-------------------------------------------------------------------------------------------
  TOTAL COMMON STOCKS (COST $27,056)                                                 29,474
===========================================================================================
PREFERRED STOCK (0.5%)
INTERNET SOFTWARE & SERVICES (0.5%)
Warp Solutions, Inc., Series A (COST $800)                (a)(i)1,473,124               155
-------------------------------------------------------------------------------------------

                                                                     FACE
                                                                   AMOUNT
                                                                    (000)
-------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (0.0%)
REPURCHASE AGREEMENT (0.0%)
J.P. Morgan Securities, Inc., 0.75%, dated
   12/31/03, due 1/2/04, repurchase
   price $11 (COST $11)                                $            (f)11                11
-------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.9%) (COST $27,867)                                            29,640
===========================================================================================

                                                                   AMOUNT
                                                                    (000)
-------------------------------------------------------------------------------------------
OTHER ASSETS (1.3%)
  Cash                                                                  1
  Receivable for Investments Sold                                     293
  Receivable for Portfolio Shares Sold                                 55
  Litigation Recovery Receivable                                       18
  Dividends Receivable                                                  1
  Other                                                                 1               369
-------------------------------------------------------------------------------------------
LIABILITIES (-2.2%)
  Payable for Portfolio Shares Redeemed                              (407)
  Payable for Investments Purchased                                  (141)
  Investment Advisory Fees Payable                                    (64)
  Directors' Fees and Expenses Payable                                 (7)
  Administrative Fees Payable                                          (6)
  Custodian Fees Payable                                               (3)
  Distribution Fees, Class B                                           (2)
  Other Liabilities                                                    (8)             (638)
-------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                           $        29,371
===========================================================================================

                                                                                     AMOUNT
                                                                                      (000)
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in Capital                                                             $       112,091
Undistributed Net Investment Income
  (Accumulated Net Investment Loss)                                                      (7)
Accumulated Net Realized Gain (Loss)                                                (84,486)
Unrealized Appreciation (Depreciation) on Investments                                 1,773
-------------------------------------------------------------------------------------------
NET ASSETS                                                                  $        29,371
===========================================================================================
CLASS A:

NET ASSETS                                                                  $        24,934
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 2,536,400 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                                  $          9.83
===========================================================================================
CLASS B:

NET ASSETS                                                                  $         4,437
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 458,065 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                                  $          9.69
===========================================================================================

(a)  Non-income producing security.
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
(i) Restricted security valued at fair value and not registered under the Securities Act of 1933. Acquired December 1999 at a cost of $800,000. At December 31, 2003, this security had a market value of $155,000, representing 0.5% of net assets.
ADR  American Depositary Receipts

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

INVESTMENT OVERVIEW (UNAUDITED)

U.S. REAL ESTATE PORTFOLIO

[CHART]

          COMPARISON OF THE CHANGE IN VALUE OF A $500,000* INVESTMENT
                                SINCE INCEPTION
                          FISCAL YEAR ENDED DECEMBER 31

            NAREIT EQUITY INDEX(1)             U.S. REAL ESTATE PORTFOLIO - CLASS A
 "*"           $       500,000                         $        500,000
"1995"         $       575,000                         $        605,350
"1996"         $       777,803                         $        844,826
"1997"         $       935,385                         $      1,078,167
"1998"         $       771,693                         $        945,660
"1999"         $       736,040                         $        931,664
"2000"         $       930,134                         $      1,207,902
"2001"         $     1,059,702                         $      1,319,875
"2002"         $     1,100,183                         $      1,322,251
"2003"         $     1,508,681                         $      1,819,549

 * Commenced operations on February 24, 1995

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS (NAREIT) EQUITY INDEX(1)

                                    TOTAL RETURNS(2)
                          ------------------------------------
                                           AVERAGE ANNUAL
                                       -----------------------
                              ONE          FIVE          SINCE
                             YEAR         YEARS      INCEPTION
--------------------------------------------------------------
Portfolio - Class A (3)     37.61%        13.98%         15.71%
Index - Class A             37.13         14.35          13.29
Portfolio - Class B (4)     37.23         13.65          14.32
Index - Class B             37.13         14.35          12.83

(1) The NAREIT Equity Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System, including dividends.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on February 24, 1995
(4)  Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The U.S. Real Estate Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Portfolio's concentration in the real estate sector makes it subject to greater risk and volatility than other portfolios that are more diversified, and the value of its shares may be substantially affected by economic events in the real estate industry.

PERFORMANCE

For the year ended December 31, 2003, the Portfolio had a total return of 37.61% for the Class A shares and 37.23% for the Class B shares compared to 37.13% for the National Association of Real Estate Investment Trusts (NAREIT) Equity Index (the "Index").

FACTORS AFFECTING PERFORMANCE

   - We believe that REITs were able to achieve strong performance primarily due to continued strong funds flow to the sector from a number of constituents. Retail investors have been attracted to REITs primarily due to the absolute level of the dividend of these securities. In addition, the continuous inflows are likely part of the self-fulfilling reality that the group is performing strongly.

   - In 2003, dedicated REIT mutual funds received more than $4.5 billion, their highest annual level of inflows, and closed end funds that invest in common and preferred REIT shares raised an additional $4 billion. REIT shares also benefited from favorable funds flow from pension plans and endowments, which continue to implement a favorable shift to real estate and REITs in asset allocation models due to the historical diversification attributes and attractive returns.

   - Aside from the dramatic favorable flows to the sector, the improvement in underlying real estate values partially supported the year's improvement in share prices. Finally, the sector also benefited from continued optimism with regard to an economic recovery, which helped all stocks.

   - For the full year, among the major asset classes, retail was the big winner, the office sector modestly underperformed, and apartments were the weakest sector. Within retail, the mall sub-sector had the best performance and although the strip shopping centers trailed the malls, they posted strong outperformance as well. The office sector only modestly underperformed for the full year. The apartments were the worst

2003 ANNUAL REPORT

December 31, 2003

INVESTMENT OVERVIEW (CONT'D)

U.S. REAL ESTATE PORTFOLIO

      performing sector. Among the smaller sectors, the hotels trailed for the year due to a very weak first quarter. Storage was about even with the Index, and healthcare REITs had the best performance, just beating out the malls.

   - The Portfolio's outperformance this year was a result of stock selection. While the bottom-up effects were positive across most sectors, the most significant contributions were generated in the office and hotel sectors. The prospects for the overall office sector were weak, yet we continued to find value among selected owners of central business district (CBD) office properties. We believe there was a significant disparity in pricing between CBD assets relative to suburban assets in the private markets, which was not reflected in the public market. In the lodging sector, we were rewarded for owning those companies that are owners of major urban hotel assets, that have superior balance sheets, and that are affiliated with a major brand. Despite this sector's underperformance, our stock selection provided significant outperformance for the sector as a whole. Other favorable areas were the manufactured home sector and the mall sub-sector of retail. In manufactured homes, the Portfolio held a large position in one company which was taken private at a healthy premium. The malls provided outperformance for the Portfolio both due to the overweight stance relative to the Index, and due to the bottom up stock selection, where we favor owners of the more dominant malls in the major metropolitan areas.

MANAGEMENT STRATEGIES

   - We have maintained our core investment philosophy as a real estate value investor. This results in the ownership of stocks that provide what we believe is the best valuation relative to their underlying real estate values.

   - The top-down themes included an overweighting of the hotel, mall, and apartment sectors and an underweighting of the strip shopping center and office sectors.

   - The overweighting in the hotel sector was accomplished through the ownership of selected companies that are owners of major urban hotel assets. Although weak demand fundamentals, in particular a depressed level of corporate travel, have put pressure on cash flows, these companies were trading at favorable discounts to asset value. In the second half of the year, the sector posted favorable occupancy comparisons versus the previous year due to improved leisure travel.

   - We remained cautious on the office sector given the sector's reliance on a job recovery, the level of excess office space available and the costs required for attracting tenants. We continued to have a below consensus outlook for the prospects of a recovery in rental rates.

   - In the apartment sector, the most favorable factor was that valuation remained attractive as the stocks were trading below private market values. In addition, given that the sector has been weak for almost two years and the tenants have short lease terms, the cash flows have absorbed the majority of their downside.

January 2004

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

STATEMENT OF NET ASSETS

U.S. REAL ESTATE PORTFOLIO

                                                                                      VALUE
                                                                   SHARES             (000)
-------------------------------------------------------------------------------------------
COMMON STOCKS (95.5%)
DIVERSIFIED (2.8%)
Correctional Properties Trust REIT                                112,800   $         3,249
Frontline Capital Group                                   (a)(d)1,179,600               @--
Vornado Realty Trust REIT                                         426,700            23,362
-------------------------------------------------------------------------------------------
                                                                                     26,611
===========================================================================================
HEALTH CARE (0.7%)
Nationwide Health Properties, Inc. REIT                           120,749             2,361
Ventas, Inc. REIT                                                 208,100             4,578
-------------------------------------------------------------------------------------------
                                                                                      6,939
===========================================================================================
INDUSTRIAL (7.0%)
AMB Property Corp. REIT                                           933,500            30,694
BRCP REIT LLC I                                                 (d)34,429                34
ProLogis REIT                                                   1,123,199            36,043
PS Business Parks, Inc. REIT                                       32,300             1,333
-------------------------------------------------------------------------------------------
                                                                                     68,104
===========================================================================================
LODGING/RESORTS (11.1%)
FelCor Lodging Trust, Inc. REIT                                (a)292,200             3,237
Hilton Hotels Corp.                                             1,285,500            22,021
Host Marriot Corp. REIT                                      (a)2,893,800            35,652
Interstate Hotels & Resorts, Inc.                               (a)28,830               154
La Quinta Corp.                                                (a)102,150               655
Starwood Hotels & Resorts Worldwide, Inc.                       1,248,993            44,926
Wyndham International, Inc., Class A                         (a)1,468,154               984
-------------------------------------------------------------------------------------------
                                                                                    107,629
===========================================================================================
OFFICE (21.0%)
Arden Realty, Inc. REIT                                         1,134,500            34,421
Beacon Capital Partners, Inc.                                  (i)335,100             1,513
Boston Properties, Inc. REIT                                      813,050            39,181
Brookfield Properties Co.                                       2,146,901            61,616
Equity Office Properties Trust REIT                             1,410,707            40,417
Mack-Cali Realty Corp. REIT                                       152,000             6,326
Reckson Associates Realty Corp. REIT                              409,800             9,958
SL Green Realty Corp. REIT                                        228,450             9,378
-------------------------------------------------------------------------------------------
                                                                                    202,810
===========================================================================================
OTHER (1.2%)
Atlantic Gulf Communities Corp., Class B                    (a)(i)140,284               @--
Brookfield Homes Corp.                                             15,300               394
Cabot Industrial Value LP                                          (d)475               237
Pacific Gulf Properties, Inc.                                  (d)413,000               @--
St. Joe Co. (The)                                                 136,900             5,105
Wellsford Real Properties, Inc.                                (a)305,949             5,691
-------------------------------------------------------------------------------------------
                                                                                     11,427
===========================================================================================
RESIDENTIAL APARTMENTS (19.4%)
Amli Residential Properties Trust REIT                            266,500             7,142
Apartment Investment & Management
  Co., Class A REIT                                               836,500            28,859
Archstone-Smith Trust REIT                                      1,748,596            48,926
AvalonBay Communities, Inc. REIT                                1,057,562            50,552
Equity Residential Properties Trust REIT                          859,750            25,371
Essex Property Trust, Inc. REIT                                   317,400            20,384
Post Properties, Inc. REIT                                        237,150   $         6,621
-------------------------------------------------------------------------------------------
                                                                                    187,855
===========================================================================================
RESIDENTIAL MANUFACTURED HOMES (1.1%)
Manufactured Home Communities, Inc.
  REIT                                                            273,100            10,282
-------------------------------------------------------------------------------------------
RETAIL REGIONAL MALLS (19.2%)
Forest City Enterprises, Inc., Class A                             84,700             4,024
General Growth Properties, Inc. REIT                            1,364,700            37,871
Macerich Co. (The) REIT                                           150,300             6,688
Rouse Co. (The) REIT                                            1,007,000            47,329
Simon Property Group, Inc. REIT                                 1,508,300            69,895
Taubman Centers, Inc. REIT                                        992,778            20,451
-------------------------------------------------------------------------------------------
                                                                                    186,258
===========================================================================================
RETAIL STRIP CENTERS (5.8%)
Burnham Pacific Properties, Inc.                               (d)113,290                53
Chelsea Property Group, Inc. REIT                                   6,400               351
Federal Realty Investment Trust REIT                              866,500            33,265
Heritage Property Investment Trust REIT                            33,700               959
Pan Pacific Retail Properties, Inc. REIT                            5,100               243
Regency Centers Corp. REIT                                        530,400            21,136
-------------------------------------------------------------------------------------------
                                                                                     56,007
===========================================================================================
SELF STORAGE (6.2%)
Public Storage, Inc. REIT                                         855,190            37,107
Shurgard Storage Centers, Inc., Class A REIT                      605,300            22,789
-------------------------------------------------------------------------------------------
                                                                                     59,896
===========================================================================================
  TOTAL COMMON STOCKS (COST $698,404)                                               923,818
===========================================================================================
PREFERRED STOCKS (0.9%)
LODGING/RESORTS (0.9%)
Wyndham International, Inc., Series I                           (d)91,243             5,498
Wyndham International, Inc., Series II                          (d)48,837             3,090
-------------------------------------------------------------------------------------------
                                                                                      8,588
===========================================================================================
OTHER (0.0%)
Atlantic Gulf Communities Corp., Series B                   (a)(d)107,021               @--
-------------------------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS (COST $6,159)                                                8,588
===========================================================================================
CONVERTIBLE PREFERRED STOCKS (0.0%)
OTHER (0.0%)
Atlantic Gulf Communities Corp., Series B
  (COST $758)                                                (a)(d)75,765               @--
-------------------------------------------------------------------------------------------
WARRANTS (0.0%)
OTHER (0.0%)
Atlantic Gulf Communities Corp., Class A,
  expiring 6/24/04                                           (a)(d)62,000               @--
Atlantic Gulf Communities Corp., Class B,
  expiring 6/23/04                                           (a)(d)50,510               @--
Atlantic Gulf Communities Corp., Class B,
  expiring 6/24/04                                           (a)(d)62,000               @--
Atlantic Gulf Communities Corp., Class C,
  expiring 6/23/04                                           (a)(d)50,510               @--
Atlantic Gulf Communities Corp., Class C,
  expiring 6/24/04                                           (a)(d)62,000               @--
-------------------------------------------------------------------------------------------
  TOTAL WARRANTS (COST $ @--)                                                           @--
===========================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

STATEMENT OF NET ASSETS (CONT'D)

U.S. REAL ESTATE PORTFOLIO

                                                                     FACE
                                                                   AMOUNT             VALUE
                                                                    (000)             (000)
-------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.2%)
REPURCHASE AGREEMENT (3.2%)
J.P. Morgan Securities, Inc., 0.75%, dated
   12/31/03, due 1/2/04, repurchase
   price $30,972 (COST $30,971)                        $        (f)30,971   $        30,971
-------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.6%) (COST $736,292)                                           963,377
===========================================================================================

                                                                   AMOUNT
                                                                    (000)
-------------------------------------------------------------------------------------------
OTHER ASSETS (0.8%)
  Cash                                                                369
  Dividends Receivable                                              5,623
  Receivable for Portfolio Shares Sold                              2,314
  Interest Receivable                                                   1
  Other                                                                33             8,340
-------------------------------------------------------------------------------------------
LIABILITIES (-0.4%)
  Payable for Portfolio Shares Redeemed                            (1,875)
  Investment Advisory Fees Payable                                 (1,870)
  Administrative Fees Payable                                        (134)
  Directors' Fees and Expenses Payable                                (52)
  Distribution Fees, Class B                                          (40)
  Custodian Fees Payable                                               (9)
  Other Liabilities                                                   (40)           (4,020)
-------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                           $       967,697
===========================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                             $       737,677
Undistributed (Distributions in Excess of) Net
  Investment Income                                                                     (52)
Accumulated Net Realized Gain (Loss)                                                  2,987
Unrealized Appreciation (Depreciation) on
  Investments                                                                       227,085
-------------------------------------------------------------------------------------------
NET ASSETS                                                                  $       967,697
===========================================================================================
CLASS A:

NET ASSETS                                                                  $       897,551
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 50,091,213 outstanding $0.001 par
    value shares (authorized 500,000,000 shares)                            $         17.92
===========================================================================================
CLASS B:

NET ASSETS                                                                  $        70,146
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 3,939,737 outstanding $0.001 par
    value shares (authorized 500,000,000 shares)                            $         17.80
===========================================================================================

(a)  Non-income producing security.
(d) Security was valued at fair value -- At December 31, 2003, the Portfolio held $8,912,000 of fair valued securities, representing 0.9% of net assets.
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
(i) Restricted security valued at fair value and not registered under the Securities Act of 1933. Atlantic Gulf Communities Corp. and Beacon Capital Partners, Inc. were acquired June 1997and March 1998, respectively, at a cost of $790,000 and $1,743,000, respectively. At December 31, 2003, these securities had an aggregate market value of $1,513,000, representing 0.2% of net assets.
@    Face Amount/Value is less than $500.
REIT Real Estate Investment Trust

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

INVESTMENT OVERVIEW (UNAUDITED)

VALUE EQUITY PORTFOLIO

[CHART]

           COMPARISON OF THE CHANGE IN VALUE OF A $500,000* INVESTMENT
                                  OVER 10 YEARS
                         FISCAL YEAR ENDED DECEMBER 31

             RUSSELL 1000 VALUE INDEX(1)       VALUE EQUITY PORTFOLIO-CLASS A
"1993"            $          500,000               $           500,000
"1994"            $          490,080               $           493,575
"1995"            $          678,075               $           659,880
"1996"            $          824,810               $           790,101
"1997"            $        1,114,978               $         1,020,822
"1998"            $        1,289,249               $         1,110,553
"1999"            $        1,384,009               $         1,239,710
"2000"            $        1,481,167               $         1,463,849
"2001"            $        1,398,309               $         1,441,160
"2002"            $        1,181,291               $         1,092,111
"2003"            $        1,536,033               $         1,431,211

* Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE RUSSELL 1000 VALUE INDEX AND S&P 500 INDEX(1)

                                                       TOTAL RETURNS(2)
                                     -----------------------------------------------------
                                                                AVERAGE ANNUAL
                                                   ---------------------------------------
                                            ONE          FIVE            TEN         SINCE
                                           YEAR         YEARS          YEARS     INCEPTION
------------------------------------------------------------------------------------------
Portfolio - Class A (3)                   31.05%         5.21%         11.09%        10.88%
Russell 1000 Value Index - Class A        30.03          3.56          11.88         12.31
S&P 500 Index - Class A                   28.68         (0.57)         11.07         11.57
Portfolio - Class B (4)                   30.86          4.99            N/A          9.80
Russell 1000 Value Index - Class B        30.03          3.56            N/A         10.68
S&P 500 Index - Class B                   28.68         (0.57)           N/A          9.28

(1) The Russell 1000 Value Index consists of the largest 1000 companies in the Russell 3000 Index. This Index represents the universe of large capitalization stocks from which most active money managers typically select. The S&P 500 Index is comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on January 31, 1990
(4)  Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Value Equity Portfolio seeks high total return by investing primarily in equity securities that the investment adviser sees as attractively valued large capitalization U.S. stocks.

PERFORMANCE

For the year ended December 31, 2003, the Portfolio had a total return of 31.05% for the Class A shares and 30.86% for the Class B shares compared to 30.03% for the Russell 1000 Value Index (the "Index") and 28.68% for the S&P 500 Index.

FACTORS AFFECTING PERFORMANCE

   - Stock prices advanced sharply during the year as economic strength gathered momentum fueled by fiscal and monetary stimulus.

   - Total returns in the market were strongest in sectors that were most sensitive to positive economic signals, including information technology and consumer discretionary.

   - Sector weightings and stock selection within sectors contributed to the Portfolio's relative outperformance versus the Index for the year.

   - Compared to the Index, a sector underweight in telecommunication services (the poorest performing market sector) contributed the most to relative performance, followed by an underweight in energy and an overweight in information technology (the best performing market sector for the period).

   - Stock selection was positive overall, led by strong performance in holdings within materials, consumer discretionary, and industrials. Weaker selection within information technology and healthcare detracted from relative performance.

MANAGEMENT STRATEGIES

   - The Large Value management team began overseeing the Portfolio on September 30, 2003.

   - The team has reduced somewhat the degree of economic sensitivity in the Portfolio, consistent with appropriate valuations, but without losing contact with the continued market expansion. As of the end of the period, the Portfolio emphasized materials, healthcare, and consumer staples, and a smaller overweight (compared to the Index) in industrials. The team has also decreased the weightings in financials, information technology, and telecommunications.

January 2004

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December 31, 2003

STATEMENT OF NET ASSETS

VALUE EQUITY PORTFOLIO

                                                                                      VALUE
                                                                   SHARES              (000)
-------------------------------------------------------------------------------------------
COMMON STOCKS (98.7%)
ADVERTISING AGENCIES (0.7%)
Interpublic Group of Cos., Inc.                                 (a)86,210   $         1,345
-------------------------------------------------------------------------------------------
AEROSPACE (0.4%)
Raytheon Co.                                                       23,180               696
-------------------------------------------------------------------------------------------
AUTOMOBILES (2.4%)
Honda Motor Co., Ltd. ADR                                         105,750             2,379
Magna International, Inc., Class A                                 25,190             2,017
-------------------------------------------------------------------------------------------
                                                                                      4,396
===========================================================================================
BEVERAGES: SOFT DRINKS (0.9%)
PepsiCo., Inc.                                                     32,920             1,535
-------------------------------------------------------------------------------------------
CABLE TELEVISION SERVICES (3.0%)
Time Warner, Inc.                                              (a)299,580             5,390
-------------------------------------------------------------------------------------------
CHEMICALS (3.6%)
Bayer AG ADR                                                      116,400             3,423
Dow Chemical Co. (The)                                             46,650             1,939
DuPont (E.I.) De Nemours & Co.                                     26,860             1,233
-------------------------------------------------------------------------------------------
                                                                                      6,595
===========================================================================================
COMMUNICATIONS & MEDIA (2.0%)
Walt Disney Co. (The)                                             157,730             3,680
-------------------------------------------------------------------------------------------
COMMUNICATIONS TECHNOLOGY (1.1%)
Nokia Oyj ADR                                                     117,870             2,004
-------------------------------------------------------------------------------------------
COMPUTER SERVICES SOFTWARE & SYSTEMS (1.7%)
Microsoft Corp.                                                   113,510             3,126
-------------------------------------------------------------------------------------------
COMPUTER TECHNOLOGY (2.5%)
Hewlett-Packard Co.                                                86,940             1,997
International Business Machines Corp.                              28,090             2,603
-------------------------------------------------------------------------------------------
                                                                                      4,600
===========================================================================================
COPPER (1.7%)
Phelps Dodge Corp.                                              (a)39,890             3,035
-------------------------------------------------------------------------------------------
COSMETICS (1.9%)
Kimberly-Clark Corp.                                               58,750             3,472
-------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (5.6%)
Bank of America Corp.                                              24,690             1,986
Bank One Corp.                                                     50,390             2,297
PNC Financial Services Group, Inc.                                 73,100             4,001
Wachovia Corp.                                                     38,600             1,798
-------------------------------------------------------------------------------------------
                                                                                     10,082
===========================================================================================
DRUGS & PHARMACEUTICALS (8.1%)
AstraZeneca plc ADR                                                34,830             1,685
Bristol-Myers Squibb Co.                                          254,340             7,274
Roche Holding AG ADR                                               31,030             3,130
Schering-Plough Corp.                                             151,260             2,631
-------------------------------------------------------------------------------------------
                                                                                     14,720
===========================================================================================
ELECTRONICS: INSTRUMENTS GAUGES & METERS (1.1%)
Parker Hannifin Corp.                                              33,500             1,993
-------------------------------------------------------------------------------------------
ENERGY EQUIPMENT (2.3%)
Schlumberger Ltd.                                                  77,300             4,230
-------------------------------------------------------------------------------------------
ENERGY MISCELLANEOUS (1.9%)
EOG Resources, Inc.                                                36,740             1,696
Valero Energy Corp.                                                38,450             1,782
-------------------------------------------------------------------------------------------
                                                                                      3,478
===========================================================================================
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS (0.9%)
Automatic Data Processing, Inc.                                    42,460   $         1,682
-------------------------------------------------------------------------------------------
FINANCIAL MISCELLANEOUS (5.4%)
Equifax, Inc.                                                     110,350             2,704
Fannie Mae                                                         39,950             2,999
Freddie Mac                                                        69,500             4,053
-------------------------------------------------------------------------------------------
                                                                                      9,756
===========================================================================================
FOODS (2.4%)
Cadbury Schweppes plc ADR                                          53,350             1,595
Kraft Foods, Inc., Class A                                         42,570             1,371
Nestle S.A. ADR (Registered)                                       22,320             1,397
-------------------------------------------------------------------------------------------
                                                                                      4,363
===========================================================================================
HEALTH CARE FACILITIES (1.4%)
Tenet Healthcare Corp.                                         (a)156,130             2,506
-------------------------------------------------------------------------------------------
HEALTH CARE PRODUCTS (1.5%)
Bausch & Lomb, Inc.                                                51,550             2,675
-------------------------------------------------------------------------------------------
HOTEL/MOTEL (3.0%)
Hilton Hotels Corp.                                               169,240             2,899
Starwood Hotels & Resorts Worldwide, Inc.                          69,340             2,494
-------------------------------------------------------------------------------------------
                                                                                      5,393
===========================================================================================
INSURANCE: LIFE (1.0%)
Cigna Corp.                                                        30,960             1,780
-------------------------------------------------------------------------------------------
INSURANCE: MULTI-LINE (4.8%)
Hartford Financial Services Group, Inc.                            74,700             4,410
Metlife, Inc.                                                      50,060             1,686
Prudential Financial, Inc.                                         60,750             2,537
-------------------------------------------------------------------------------------------
                                                                                      8,633
===========================================================================================
INSURANCE: PROPERTY & CASUALTY (4.3%)
Chubb Corp.                                                        70,770             4,819
Travelers Property Casualty Corp., Class A                        169,680             2,847
Travelers Property Casualty Corp., Class B                         10,800               183
-------------------------------------------------------------------------------------------
                                                                                      7,849
===========================================================================================
INVESTMENT MANAGEMENT COMPANIES (9.1%)
Citigroup, Inc.                                                   130,500             6,334
Edwards (A.G.), Inc.                                               29,980             1,086
J.P. Morgan Chase & Co.                                            81,680             3,000
Lehman Brothers Holdings, Inc.                                     30,300             2,340
Merrill Lynch & Co., Inc.                                          62,400             3,660
-------------------------------------------------------------------------------------------
                                                                                     16,420
===========================================================================================
MANUFACTURING (2.2%)
Ingersoll Rand Co., Class A                                        32,390             2,199
Textron, Inc.                                                      29,820             1,701
-------------------------------------------------------------------------------------------
                                                                                      3,900
===========================================================================================
MINING (1.2%)
Newmont Mining Corp.                                               45,900             2,231
-------------------------------------------------------------------------------------------
OIL: INTEGRATED DOMESTIC (6.2%)
BP plc ADR                                                         99,740             4,922
ConocoPhillips                                                     39,400             2,583
Exxon Mobil Corp.                                                  89,750             3,680
-------------------------------------------------------------------------------------------
                                                                                     11,185
===========================================================================================
PAPER (1.5%)
Temple-Inland, Inc.                                                43,740             2,741
-------------------------------------------------------------------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

STATEMENT OF NET ASSETS (CONT'D)

VALUE EQUITY PORTFOLIO

                                                                                      VALUE
                                                                   SHARES             (000)
-------------------------------------------------------------------------------------------
RADIO & TV BROADCASTERS (0.7%)
Clear Channel Communications, Inc.                                 27,400   $         1,283
-------------------------------------------------------------------------------------------
RAILROADS (3.0%)
Norfolk Southern Corp.                                            142,760             3,377
Union Pacific Corp.                                                29,580             2,055
-------------------------------------------------------------------------------------------
                                                                                      5,432
===========================================================================================
RETAIL (2.0%)
McDonald's Corp.                                                   51,070             1,268
Wal-Mart Stores, Inc.                                              42,720             2,266
-------------------------------------------------------------------------------------------
                                                                                      3,534
===========================================================================================
TOBACCO (1.6%)
Altria Group, Inc.                                                 54,400             2,960
-------------------------------------------------------------------------------------------
UTILITIES: ELECTRICAL (3.3%)
Edison International                                               66,660             1,462
Entergy Corp.                                                      26,210             1,498
Exelon Corp.                                                       26,120             1,733
FirstEnergy Corp.                                                  37,980             1,337
-------------------------------------------------------------------------------------------
                                                                                      6,030
===========================================================================================
UTILITIES: TELECOMMUNICATIONS (2.3%)
Sprint Corp.                                                       79,980             1,313
Verizon Communications, Inc.                                       79,200             2,779
-------------------------------------------------------------------------------------------
                                                                                      4,092
===========================================================================================
TOTAL COMMON STOCKS (COST $161,357)                                                 178,822
===========================================================================================

                                                                     FACE
                                                                   AMOUNT
                                                                    (000)
-------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (0.8%)
REPURCHASE AGREEMENT (0.8%)
J.P. Morgan Securities, Inc., 0.75%, dated
   12/31/03, due 1/2/04, repurchase price
   $1,419 (COST $1,419)                                $         (f)1,419             1,419
-------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.5%) (COST $162,776)                                           180,241
===========================================================================================

                                                                   AMOUNT
                                                                    (000)
-------------------------------------------------------------------------------------------
OTHER ASSETS (0.8%)
  Receivable for Portfolio Shares Sold                                695
  Dividends Receivable                                                387
  Receivable for Investments Sold                                     346
  Other                                                                 5             1,433
-------------------------------------------------------------------------------------------
LIABILITIES (-0.3%)
  Investment Advisory Fees Payable                                   (191)
  Payable for Investments Purchased                                  (147)
  Distribution Fees, Class B                                          (51)
  Payable for Portfolio Shares Redeemed                               (29)
  Administrative Fees Payable                                         (26)
  Directors' Fees and Expenses Payable                                (24)
  Bank Overdraft Payable                                              (12)
  Custodian Fees Payable                                               (5)
  Other Liabilities                                                   (12)             (497)
-------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                           $       181,177
===========================================================================================

                                                                                     AMOUNT
                                                                                      (000)
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in Capital                                                             $       187,344
Undistributed (Distributions in Excess of) Net
  Investment Income                                                                     (20)
Accumulated Net Realized Gain (Loss)                                                (23,612)
Unrealized Appreciation (Depreciation) on Investments                                17,465
-------------------------------------------------------------------------------------------
NET ASSETS                                                                  $       181,177
===========================================================================================
CLASS A:

NET ASSETS                                                                  $       108,997
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 11,714,605 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                                  $          9.30
===========================================================================================
CLASS B:

NET ASSETS                                                                  $        72,180
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 7,756,628 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                                  $          9.31
===========================================================================================

(a)  Non-income producing security.
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
ADR  American Depositary Receipts

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

INVESTMENT OVERVIEW (UNAUDITED)

EMERGING MARKETS DEBT PORTFOLIO

[CHART]

          COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
                                SINCE INCEPTION
                         FISCAL YEAR ENDED DECEMBER 31

                     J.P. MORGAN EMERGING            EMERGING MARKETS DEBT
                 MARKETS BOND GLOBAL INDEX(1)          PORTFOLIO-CLASS A
  "*"                   $       500,000                $          500,000
"1994"                  $       404,780                $          429,500
"1995"                  $       511,541                $          550,748
"1996"                  $       691,741                $          828,986
"1997"                  $       774,404                $          978,949
"1998"                  $       685,007                $          627,017
"1999"                  $       850,641                $          810,231
"2000"                  $       973,218                $          914,022
"2001"                  $       986,454                $        1,010,634
"2002"                  $     1,115,778                $        1,124,735
"2003"                  $     1,402,087                $        1,444,834

 * Commenced operations on February 1, 1994

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE J.P. MORGAN EMERGING MARKETS BOND GLOBAL INDEX(1)

                                    TOTAL RETURNS(2)
                          ------------------------------------
                                           AVERAGE ANNUAL
                                       -----------------------
                              ONE          FIVE          SINCE
                             YEAR         YEARS      INCEPTION
--------------------------------------------------------------
Portfolio - Class A (3)     28.46%        18.17%         11.36%
Index - Class A             25.66         15.40          10.96
Portfolio - Class B (4)     28.34         17.72          12.48
Index - Class B             25.66         15.40          13.27

(1) The J.P. Morgan Emerging Markets Bond Global Index tracks total returns for U.S. dollar - denominated debt instruments issued by emerging market sovereign and quasi - sovereign entities, including Brady Bonds, loans, Eurobonds and local market instruments for over 30 emerging market countries.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on February 1, 1994
(4)  Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Emerging Markets Debt Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relatively higher degree of volatility.

PERFORMANCE

For the year ended December 31, 2003, the Portfolio had a total return of 28.46% for the Class A shares and 28.34% for the Class B shares compared to 25.66% for the J.P. Morgan Emerging Markets Bond Global Index (the "Index").

FACTORS AFFECTING PERFORMANCE

   - By almost any measure, 2003 was a remarkable year for emerging-markets debt (EMD) investors. With the exception of a brief summer respite, the market rallied from start to finish with yield spreads on the Index plummeting by more than 300 basis points versus U.S. treasuries. Thanks to this significant yield-spread compression and attractive coupon income, the asset class generated total returns in excess of 25%, one of its best years on record.

   - Supportive external conditions, including strong global economic growth, rising commodity prices, and ample global liquidity, in conjunction with significant improvements in emerging markets fundamentals led to a dramatic reduction of sovereign risk and improved credit quality over the course of the year. Most remarkably, Moody's upgrade of Russia's credit-quality rating to Baa3 shifted over half of the Index's market value to investment-grade status; clearly, this represented a dramatic change from the 1998 environment when Russia's default led many to speculate about the "death" of the asset class.

   - Investors' EMD perceptions shifted remarkably during 2003, leading to significant new inflows into the asset class. This was perhaps the first year in which the notion that EMD could provide a diversified source of income to most fixed-income strategies gained widespread support. Although some inflows reflected tactical allocations seeking higher returns in a low-yield and low-return environment, we find it reassuring that the majority of new inflows stemmed from strategic asset allocation decisions with long-term horizons. Improving

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

INVESTMENT OVERVIEW (CONT'D)

EMERGING MARKETS DEBT PORTFOLIO

      fundamentals and a ten-year history of high returns and declining volatility attracted strategic investors in search of additional yield to meet liabilities or funding requirements.

MANAGEMENT STRATEGIES

   - Key factors contributing to our favorable relative performance during the period included our overweights in Brazil, Peru, and Russia, as well as an underweight to the Asian region. In addition, effective interest-rate risk management during the second half of the year aided performance. An underweight allocation to Ecuador part of the year detracted from relative returns.

   - From a country-specific standpoint, both Brazil and Ecuador generated some of the asset class' best returns last year. In both cases, the newly elected presidents pleasantly surprised deeply skeptical investors with their ability to implement reasonable policies. In Brazil, President Lula adhered to cautious fiscal and monetary policies and negotiated approval of crucial structural reforms with the Brazilian congress. In Ecuador, President Gutierrez's adherence to International Monetary Fund commitments, albeit with hiccups, allowed his nation to benefit from higher oil production and prices. Better-than-expected economic performance and favorable external conditions led the value of Brazilian and Ecuadorian assets to increase by almost 70% and 100%, respectively, during 2003.

January 2004

2003 ANNUAL REPORT

December 31, 2003

STATEMENT OF NET ASSETS

EMERGING MARKETS DEBT PORTFOLIO

                                                                     FACE
                                                                   AMOUNT             VALUE
                                                                    (000)             (000)
-------------------------------------------------------------------------------------------
DEBT INSTRUMENTS (95.2%)
ARGENTINA (1.3%)
SOVEREIGN (1.3%)
Republic of Argentina, 2.063%, 3/31/23                 $           (b)440   $           220
Republic of Argentina, 6.00%, 3/31/23                              (b)202               100
Republic of Argentina, (Linked Variable Rate)
  76.953%, 4/10/05                                            (b)(h)1,210               405
-------------------------------------------------------------------------------------------
                                                                                        725
===========================================================================================
BRAZIL (24.0%)
SOVEREIGN (24.0%)
Federative Republic of Brazil, 8.875%, 4/15/24                      3,040             2,968
Federative Republic of Brazil, 11.00%, 8/17/40                      3,210             3,547
Federative Republic of Brazil, 11.25%, 7/26/07                      1,220             1,433
Federative Republic of Brazil, 12.25%, 3/6/30                       1,000             1,250
Federative Republic of Brazil, 14.50%, 10/15/09                     1,740             2,284
Federative Republic of Brazil, PIK,
   8.00%, 4/15/14                                                   1,755             1,735
-------------------------------------------------------------------------------------------
                                                                                     13,217
===========================================================================================
BULGARIA (1.6%)
SOVEREIGN (1.6%)
Republic of Bulgaria, 8.25%, 1/15/15                               (e)373               439
Republic of Bulgaria (Registered),
  8.25%, 1/15/15                                                      370               438
-------------------------------------------------------------------------------------------
                                                                                        877
===========================================================================================
CHILE (1.8%)
CORPORATE (1.8%)
Empresa Nacional de Petroleo,
  6.75%, 11/15/12                                                  (e)900               993
-------------------------------------------------------------------------------------------
COLOMBIA (1.5%)
SOVEREIGN (1.5%)
Republic of Colombia, 9.75%, 4/9/11                                   731               834
-------------------------------------------------------------------------------------------
DOMINICAN REPUBLIC (0.7%)
SOVEREIGN (0.7%)
Dominican Republic (Registered),
  9.04%, 1/23/13                                                      490               365
-------------------------------------------------------------------------------------------
ECUADOR (4.4%)
SOVEREIGN (4.4%)
Government of Ecuador (Registered),
  7.00%, 8/15/30                                                 (n)3,160             2,449
-------------------------------------------------------------------------------------------
INDONESIA (2.2%)
CORPORATE (2.2%)
Pindo Deli Finance Mauritius, 10.75%, 10/1/07                 (b)(e)3,200               672
Tjiwi Kimia Finance Mauritius Ltd.,
  10.00%, 8/1/04                                                   (b)460               149
Tjiwi Kimia International BV, 13.25%, 8/1/49                     (b)1,190               387
-------------------------------------------------------------------------------------------
                                                                                      1,208
===========================================================================================
IVORY COAST (0.2%)
SOVEREIGN (0.2%)
Ivory Coast, 2.00%, 3/29/18                                        (b)580                93
-------------------------------------------------------------------------------------------
MALAYSIA (1.4%)
SOVEREIGN (1.4%)
Government of Malaysia, 7.50%, 7/15/11                                650               771
-------------------------------------------------------------------------------------------
MEXICO (18.3%)
CORPORATE (6.4%)
Pemex Project Funding Master Trust,
  2.95%, 10/15/09                                      $        (e)(h)570   $           583
Pemex Project Funding Master Trust,
  9.125%, 10/13/10                                                    990             1,180
Petroleos Mexicanos (Registered),
  8.625%, 12/1/23                                                     410               452
Petroleos Mexicanos, 9.50%, 9/15/27                                   650               777
Satelites Mexicanos S.A. de C.V.,
  10.125%, 11/1/04                                               (b)1,207               549
-------------------------------------------------------------------------------------------
                                                                                      3,541
===========================================================================================
SOVEREIGN (11.9%)
United Mexican States, 8.375%, 1/14/11                              1,630             1,940
United Mexican States, 10.375%, 2/17/09                               340               432
United Mexican States, 11.375%, 9/15/16                             2,960             4,203
-------------------------------------------------------------------------------------------
                                                                                      6,575
===========================================================================================
                                                                                     10,116
===========================================================================================
NIGERIA (1.2%)
SOVEREIGN (1.2%)
Central Bank of Nigeria, 6.25%, 11/15/20                           (n)750               667
-------------------------------------------------------------------------------------------
PANAMA (1.5%)
SOVEREIGN (1.5%)
Republic of Panama, 9.375%, 4/1/29                                    440               497
Republic of Panama, 9.625%, 2/8/11                                    295               342
-------------------------------------------------------------------------------------------
                                                                                        839
===========================================================================================
PERU (2.9%)
SOVEREIGN (2.9%)
Republic of Peru, 8.75%, 11/21/33                                     560               563
Republic of Peru, 9.875%, 2/6/15                                      910             1,060
-------------------------------------------------------------------------------------------
                                                                                      1,623
===========================================================================================
PHILIPPINES (1.7%)
SOVEREIGN (1.7%)
Republic of Philippines, 9.375%, 1/18/17                              843               913
-------------------------------------------------------------------------------------------
QATAR (0.8%)
SOVEREIGN (0.8%)
State of Qatar (Registered), 9.75%, 6/15/30                           300               424
-------------------------------------------------------------------------------------------
RUSSIA (19.6%)
SOVEREIGN (19.6%)
Russian Federation, 5.00%, 3/31/30                               (e)(n)65                63
Russian Federation (Registered),
  5.00%, 3/31/30                                                 (n)6,633             6,417
Russian Federation (Registered),
  8.25%, 3/31/10                                                      880               984
Russian Federation (Registered),
  11.00%, 7/24/18                                                   1,626             2,191
Russian Federation (Registered),
  12.75%, 6/24/28                                                     720             1,147
-------------------------------------------------------------------------------------------
                                                                                     10,802
===========================================================================================
SOUTH AFRICA (1.9%)
SOVEREIGN (1.9%)
Republic of South Africa, 8.50%, 6/23/17                              860             1,030
-------------------------------------------------------------------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

STATEMENT OF NET ASSETS (CONT'D)

EMERGING MARKETS DEBT PORTFOLIO

                                                                     FACE
                                                                   AMOUNT             VALUE
                                                                    (000)             (000)
-------------------------------------------------------------------------------------------
SOUTH KOREA (0.6%)
SOVEREIGN (0.6%)
Republic of Korea, 4.25%, 6/1/13                       $              320   $           310
-------------------------------------------------------------------------------------------
TUNISIA (0.4%)
SOVEREIGN (0.4%)
Banque Centrale de Tunisie, 7.375%, 4/25/12                           210               237
-------------------------------------------------------------------------------------------
TURKEY (2.7%)
SOVEREIGN (2.7%)
Republic of Turkey, 11.50%, 1/23/12                                   570               728
Republic of Turkey, 11.75%, 6/15/10                                   270               343
Republic of Turkey, 12.375%, 6/15/09                                  320               411
-------------------------------------------------------------------------------------------
                                                                                      1,482
===========================================================================================
UKRAINE (1.0%)
SOVEREIGN (1.0%)
Ukraine Government (Registered),
  11.00%, 3/15/07                                                     495               553
-------------------------------------------------------------------------------------------
VENEZUELA (3.5%)
SOVEREIGN (3.5%)
Republic of Venezuela, 9.25%, 9/15/27                                 640               586
Republic of Venezuela, 10.75%, 9/19/13                           (e)1,230             1,319
-------------------------------------------------------------------------------------------
                                                                                      1,905
===========================================================================================
  TOTAL DEBT INSTRUMENTS (COST $49,658)                                              52,433
===========================================================================================

                                                                   NO. OF
                                                                 WARRANTS
-------------------------------------------------------------------------------------------
WARRANTS (0.0%)
COLOMBIA (0.0%)
Occidente y Caribe Cellular, expiring 3/15/04             (a)(d)(e)20,600               @--
-------------------------------------------------------------------------------------------
NIGERIA (0.0%)
Central Bank of Nigeria, expiring 11/15/20                    (a)(d)8,500               @--
-------------------------------------------------------------------------------------------
VENEZUELA (0.0%)
Republic of Venezuela, expiring 4/15/20                       (a)(d)2,700               @--
-------------------------------------------------------------------------------------------
  TOTAL WARRANTS (COST $13)                                                             @--
===========================================================================================

                                                                     FACE
                                                                   AMOUNT
                                                                    (000)
-------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.5%)
REPURCHASE AGREEMENT (2.5%)
J.P. Morgan Securities, Inc., 0.75%, dated
   12/31/03, due 1/2/04, repurchase price
   $1,386 (COST $1,386)                                $         (f)1,386             1,386
-------------------------------------------------------------------------------------------
FOREIGN CURRENCY (0.0%)
Euro (COST $13)                                        EUR             11                14
===========================================================================================
TOTAL INVESTMENTS (97.7%) (COST $51,070)                                             53,833
===========================================================================================

                                                                   AMOUNT            AMOUNT
                                                                    (000)             (000)
-------------------------------------------------------------------------------------------
OTHER ASSETS (3.1%)
  Cash                                                 $                1
  Interest Receivable                                               1,151
  Due from Broker                                                     462
  Receivable for Portfolio Shares Sold                                 90
  Other                                                                 2   $         1,706
-------------------------------------------------------------------------------------------
LIABILITIES (-0.8%)
  Payablefor Investments Purchased                                   (318)
  Investment Advisory Fees Payable                                   (102)
  Directors' Fees and Expenses Payable                                (17)
  Administrative Fees Payable                                          (9)
  Custodian Fees Payable                                               (5)
  Other Liabilities                                                   (12)             (463)
-------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                           $        55,076
===========================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                             $       139,235
Undistributed (Distributions in Excess of) Net
  Investment Income                                                                    (174)
Accumulated Net Realized Gain (Loss)                                                (86,570)
Unrealized Appreciation (Depreciation) on:
  Investments                                                                         2,763
  Futures Contracts                                                                    (178)
-------------------------------------------------------------------------------------------
NET ASSETS                                                                  $        55,076
===========================================================================================
CLASS A:

NET ASSETS                                                                  $        54,647
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 15,486,461 outstanding $0.001 par
    value shares (authorized 500,000,000 shares)                            $          3.53
===========================================================================================
CLASS B:

NET ASSETS                                                                  $           429
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 119,160 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                                  $          3.60
===========================================================================================

(a)  Non-income producing security.
(b)  Issuer is in default.
(d) Security was valued at fair value -- At December 31, 2003, the Portfolio held fair valued securities, each valued at less than $500, representing less than 0.05% of net assets.
(e)  144A security -- certain conditions for public sale may exist.
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
(h) Variable/Floating Rate Security -- interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2003.
(n) Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2003. Maturity date disclosed is the ultimate maturity date.
 @   Face Amount/Value is less than $500.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

STATEMENT OF NET ASSETS (CONT'D)

EMERGING MARKETS DEBT PORTFOLIO

FUTURES CONTRACTS:

  The Portfolio had the following futures contract(s) open at period end:

                                                                            NET
                                                                         UNREALIZED
                    NUMBER                                              APPRECIATION
                      OF               VALUE           EXPIRATION      (DEPRECIATION)
                   CONTRACTS           (000)              DATE              (000)
-------------------------------------------------------------------------------------
 SHORT:

U.S. 5 Year
Treasury Note               179   $        19,981            Mar-04   $          (150)

U.S. 10 Year
Treasury Note                32             3,593            Mar-04               (28)
                                                                      ---------------
                                                                      $          (178)
                                                                      ===============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

INVESTMENT OVERVIEW (UNAUDITED)

MONEY MARKET PORTFOLIO

[CHART]

COMPARATIVE YIELDS
FISCAL YEAR ENDED DECEMBER 31, 2003

               "MONEY MARKET PORTFOLIO      "iMONEYNET MONEY
                   30 DAY YIELDS"         FUND COMPARABLE YIELDS"
"Jan"                   1.01%                     0.83%
"Feb"                   0.89%                     0.79%
"Mar"                   0.83%                     0.75%
"Apr"                   0.79%                     0.72%
"May"                   0.74%                     0.70%
"Jun"                   0.71%                     0.67%
"Jul"                   0.57%                     0.54%
"Aug"                   0.51%                     0.52%
"Sept"                  0.53%                     0.51%
"Oct"                   0.54%                     0.51%
"Nov"                   0.55%                     0.52%
"Dec"                   0.59%                     0.53%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Money Market Portfolio seeks to maximize current income and preserve capital while maintaining high levels of liquidity. Investments in shares of the Portfolio are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

PERFORMANCE

The seven day yield and seven day effective yield (which assumes an annualization of the current yield with all dividends reinvested) for the Portfolio as of December 31, 2003, were 0.61% and 0.61%, respectively. The yield quotation more closely reflects the current earnings of the Portfolio than the total return. As with all money market portfolios, the seven day yields are not necessarily indicative of future performance.

FACTORS AFFECTING PERFORMANCE

   - The Federal Open Market Committee lowered its target rate for federal funds to 1.00%, a 45-year low, on June 25, 2003. It maintained that target throughout the second half of 2003 to encourage a faster pace of economic activity. Against this backdrop, money market fund yields have fallen to record lows.

   - Third quarter gross domestic product growth jumped to 8.2%, its highest rate of expansion since the fourth quarter 1983. The December ISM Manufacturing Index rose to 66.2, its highest level since December 1983, and has remained above 50 since July, while non-farm payrolls have risen monthly since August.

MANAGEMENT STRATEGY

   - As of December 31, 2003, the Portfolio had net assets of $795 million. The average maturity of the Portfolio was 18 days.

   - The Portfolio seeks high liquidity and preservation of capital while generating a yield reflecting prevailing money market conditions.

   - Throughout the past year, we continued our longstanding policy of purchasing only high quality, very liquid money market securities. The Portfolio does not contain any derivative securities.

January 2004

2003 ANNUAL REPORT

December 31, 2003

STATEMENT OF NET ASSETS

MONEY MARKET PORTFOLIO

                                                                     FACE         AMORTIZED
                                                                   AMOUNT              COST
                                                                    (000)             (000)
-------------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS (87.2%)
BANKING (7.6%)
Citicorp, 1.07%, 2/2/04                                $           35,000   $        34,967
Northern Trust Co., Ltd., 1.06%, 2/2/04                            25,000            24,976
-------------------------------------------------------------------------------------------
                                                                                     59,943
===========================================================================================
DIVERSIFIED FINANCIAL SERVICES (8.8%)
General Electric Capital Corp., 1.09%, 1/15/04                     35,000            34,985
Mortgage Interest Networking Trust,
  1.09%, 1/20/04                                                   35,000            34,980
-------------------------------------------------------------------------------------------
                                                                                     69,965
===========================================================================================
FINANCE - AUTOMOTIVE (13.2%)
DaimlerChrysler Revolving Auto Conduit LLC,
  1.10%, 1/6/04                                                    35,000            34,995
Fcar Owner Trust, 1.07%, 1/14/04                                   35,000            34,986
New Center Asset Trust, 1.08%, 1/6/04                              35,000            34,995
-------------------------------------------------------------------------------------------
                                                                                    104,976
===========================================================================================
FINANCE - CONSUMER (4.4%)
American Express Co., 1.05%, 1/30/04                               35,000            34,970
-------------------------------------------------------------------------------------------
INTERNATIONAL BANKS (12.9%)
CBA Delaware Finance, Inc., 1.08%, 1/12/04                         30,000            29,990
Danske Corp., 1.07%, 1/23/04                                       35,000            34,977
Dexia Delaware LLC, 1.08%, 1/9/04                                  38,000            37,991
-------------------------------------------------------------------------------------------
                                                                                    102,958
===========================================================================================
MAJOR BANKS (8.8%)
State Street Bank & Trust Co., 1.05%, 2/2/04                       35,000            35,000
Wells Fargo Bank NA, 1.05%, 2/2/04                                 35,000            35,000
-------------------------------------------------------------------------------------------
                                                                                     70,000
===========================================================================================
US GOVERNMENT & AGENCY SECURITIES (31.5%)
Federal Home Loan Bank, 1.00%, 2/4/04                              50,000            49,953
Federal Home Loan Bank, 1.00%, 2/6/04                              50,000            49,950
Federal Home Loan Mortgage Corporation,
  1.01%, 1/27/04                                                   50,000            49,964
Federal National Mortgage Association,
  1.04%, 1/21/04                                                   25,450            25,435
Federal National Mortgage Association,
  1.05%, 1/5/04                                                    75,000            74,991
-------------------------------------------------------------------------------------------
                                                                                    250,293
===========================================================================================
  TOTAL MONEY MARKET INSTRUMENTS (COST $693,105)                                    693,105
===========================================================================================
REPURCHASE AGREEMENT (13.0%)
Bear Stearns & Co., Tri-Party, 1.03%, dated
  12/31/03, due 1/2/04, repurchase price
  $103,506, collateralized by Federal National
  Mortgage Association ARM Pools, having
  various maturities and interest rates valued
  at $105,571 (COST $103,500)                                     103,500           103,500
===========================================================================================
TOTAL INVESTMENTS (100.2%) (COST $796,605)                                          796,605
===========================================================================================

                                                                   AMOUNT            AMOUNT
                                                                    (000)             (000)
-------------------------------------------------------------------------------------------
OTHER ASSETS (0.0%)
  Cash                                                 $               85
  Interest Receivable                                                  15
  Other                                                                45   $           145
-------------------------------------------------------------------------------------------
LIABILITIES (-0.2%)
  Investment Advisory Fees Payable                                   (656)
  Directors' Fees and Expenses Payable                               (264)
  Dividends Declared Payable                                         (221)
  Administrative Fees Payable                                        (124)
  Custodian Fees Payable                                               (8)
  Other Liabilities                                                   (78)           (1,351)
-------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                           $       795,399
===========================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                             $       795,311
Undistributed Net Investment Income                                                      88
-------------------------------------------------------------------------------------------
NET ASSETS                                                                  $       795,399
===========================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 795,481,197outstanding $0.001 par
  value shares (authorized 4,000,000,000 shares)                            $          1.00
===========================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

INVESTMENT OVERVIEW (UNAUDITED)

MUNICIPAL MONEY MARKET PORTFOLIO

[CHART]

COMPARATIVE YIELDS

FISCAL YEAR ENDED DECEMBER 31, 2003

                    "MUNICIPAL MONEY MARKET        "iMONEYNET MUNICIPAL MONEY
                    PORTFOLIO 30 DAY YIELDS"         FUND COMPARABLE YIELDS"
"Jan"                        0.74%                            0.62%
"Feb"                        0.60%                            0.62%
"Mar"                        0.62%                            0.61%
"Apr"                        0.64%                            0.67%
"May"                        0.70%                            0.72%
"Jun"                        0.62%                            0.59%
"Jul"                        0.42%                            0.36%
"Aug"                        0.32%                            0.36%
"Sept"                       0.33%                            0.39%
"Oct"                        0.41%                            0.45%
"Nov"                        0.45%                            0.51%
"Dec"                        0.54%                            0.51%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELD WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Municipal Money Market Portfolio seeks to maximize current tax-exempt income and preserve capital. Investments in shares of the Portfolio are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve its net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

PERFORMANCE

The seven day yield and seven day effective yield (assumes an annualization of the current yield with all dividends reinvested) for the Portfolio as of December 31, 2003, were 0.67% and 0.67%, respectively. The seven day taxable equivalent yield and the seven day taxable equivalent effective yield for the Portfolio at December 31, 2003 assuming a Federal income tax rate of 35.0% (maximum rate) were 1.03% and 1.03%, respectively. The seven day yields are not necessarily indicative of future performance.

FACTORS AFFECTING PERFORMANCE

   - The 12 months ended December 31, 2003, was a period of record low yields in the municipal money market. Following its latest cut in the federal funds rate target in June, the Federal Reserve Open Market Committee indicated its intentions to remain accommodative for a considerable period.

   - The short end of the tax-free money market yield curve was largely flat through much of the year, though it inverted in the last quarter of the period as seasonal redemptions pushed yields for the shortest maturities higher.

   - Yields on municipal money market paper were highly attractive relative to taxable instruments. Tax-free to taxable yield ratios exceeded 90% for much of the year and for overnight paper the ratio at times rose above 100%.

   - Accommodative monetary policy appeared to have an effect. As the year drew to a close, improvements in the economy were reflected in better prospects for most municipalities with tax receipts on the rise and the general trend toward widespread credit downgrades slowing.

   - Many states worked to close budget gaps through a combination of increased fees and service cuts and onetime measures such as tobacco bond receipts and long-term refinancing.

   - Against this backdrop, the issuance of traditional notes rose considerably in 2003. Rising deficits led many issuers to turn to the capital markets for temporary borrowing to meet shortfalls in cash flow.

MANAGEMENT STRATEGIES

   - Because of the flatness of the yield curve and very low interest rates, we placed an emphasis on the short-to-intermediate maturity range of the municipal money market. At the end of December, the Portfolio's average maturity was 26 days.

   - Our generally cautious approach was reflected in the Portfolio's composition. By the end of the period, the Portfolio was comprised of 75-80% short-term variable rate paper, with the remainder in short-term tax-exempt commercial paper and fixed rate notes. As always, we remained highly selective in our investment commitments and thoroughly screened potential purchases to ensure that they met the Portfolio's credit criteria.

January 2004

2003 ANNUAL REPORT

December 31, 2003

STATEMENT OF NET ASSETS

MUNICIPAL MONEY MARKET PORTFOLIO

                                                                     FACE         AMORTIZED
                                                                   AMOUNT              COST
                                                                    (000)             (000)
-------------------------------------------------------------------------------------------
TAX-EXEMPT INSTRUMENTS (98.9%)
FIXED RATE INSTRUMENTS (20.1%)
COMMERCIAL PAPER (2.6%)
San Antonio, Texas, Electric & Gas, Ser. 1995 A,
  1.05%, 1/27/04                                       $            7,200     $       7,200
Tennessee School Bond Authority, Higher Educational
  Facilities, Ser. 1997 A, 0.95%, 1/14/04                           6,000             6,000
-------------------------------------------------------------------------------------------
                                                                                     13,200
===========================================================================================
MUNICIPAL BONDS & NOTES (9.2%)
Erie County, New York, Ser. 2003 A RANs (FGIC),
  1.50%, 6/23/04                                                    5,000             5,014
Indiana Bond Bank, Midyear Funding Notes, Ser. 2003 A,
  1.25%, 4/15/04                                                   15,000            15,014
Indianapolis Local Public Improvement Bond Bank,
  Indiana, Ser. 2003 F Notes, 1.25%, 1/8/04                         5,000             5,000
Kentucky Association of Counties Advance Revenue
  Program, Ser. 2003 A COPs TRANs,
  2.00%, 6/30/04                                                   15,000            15,081
New York State Thruway Authority, Ser. 2003 A BANs,
  1.125%, 3/25/04                                                   7,000             7,000
-------------------------------------------------------------------------------------------
                                                                                     47,109
===========================================================================================
PUT OPTION BONDS (8.3%)
Intermountain Power Agency, Utah, 1985 Ser. E
  (Ambac), (Put 3/15/04), 0.92%, 7/1/14                            23,500            23,500
Northside Independent School District, Texas,
  Ser. 2003 (Put 6/15/04), 1.02%, 6/15/33                           4,000             4,000
Northside Independent School District, Texas,
  Ser. 2003-A (Put 8/1/04), 1.00%, 8/1/31                           6,000             6,000
Oklahoma Water Resources Board, State Loan, Ser.
  1995 (Put 3/3/04), 0.90%, 9/1/24                                  8,845             8,845
-------------------------------------------------------------------------------------------
                                                                                     42,345
===========================================================================================
                                                                                    102,654
===========================================================================================
VARIABLE/FLOATING RATE INSTRUMENTS (78.8%)
DAILY VARIABLE RATE BONDS (13.6%)
Bell County Health Facilities Development Corp.,
  Texas, Scott & White Memorial Hospital, Ser.
  2001-2 (MBIA), 1.30%, 8/15/31                                     1,600             1,600
Breckinridge County, Kentucky, Kentucky Association
  of Counties Leasing Trust, 2002 Ser. A,
  1.30%, 2/1/32                                                     4,500             4,500
California Health Facilities Financing Authority,
  Adventist Health System/West, 1998 Ser. A
  (MBIA), 1.27%, 9/1/28                                             1,100             1,100
Clark County School District, Nevada, Ser. 2001 B
  (FSA), 1.14%, 6/15/21                                             5,850             5,850
Geisinger Authority, Pennsylvania, Geisinger Health
  System, Ser. 2002, 1.30%, 11/15/32                                  600               600
Harris County Health Facilities Development Corp.,
  Texas, Methodist Hospital, Ser. 2002,
  1.30%, 12/1/32                                                   14,900            14,900
Illinois Health Facilities Authority, Northwestern
  Memorial Hospital, Ser. 1995, 1.33%, 8/15/25                      4,450             4,450
Illinois Health Facilities Authority, Northwestern
  Memorial Hospital, Ser. 2002 B, 1.33%, 8/15/09                    7,400             7,400
Illinois Health Facilities Authority, Northwestern
  Memorial Hospital, Ser. 2002 B, 1.33%, 8/15/32                    7,100             7,100

Los Angeles Department of Water & Power, California,
  Power System, 2001 Ser. B Sub-Ser. B-6,
  1.27%, 7/1/34                                        $            7,600   $         7,600
Massachusetts Health & Educational Facilities
  Authority, Capital Asset, Ser. D (MBIA), 1.26%,
  1/1/35                                                              720               720
Metropolitan Government of Nashville & Davidson
  County Health & Education Facilities Board,
  Tennessee, Vanderbilt University, Ser. 2002 B,
  1.30%, 10/1/32                                                    5,800             5,800
Murray City, Utah, IHC Health Services, Inc.,
  Ser. 2003 C, 1.30%, 5/15/36                                       1,300             1,300
Nassau County Industrial Development Agency,
  New York, 1999 Cold Spring Harbor Laboratory,
  1.27%, 1/1/34                                                       700               700
Ward County, North Dakota, Trinity Obligated Group,
  Ser. 2002 A, 1.37%, 7/1/29                                        4,250             4,250
Weber County, Utah, IHC Health Services, Inc., Ser.
  2000 C, 1.30%, 2/15/35                                            1,500             1,500
-------------------------------------------------------------------------------------------
                                                                                     69,370
===========================================================================================
WEEKLY VARIABLE RATE BONDS (65.2%)
Allegheny County Hospital Development Authority,
  Pennsylvania, Presbyterian-University Health
  System, Inc., Ser. 1990 C (MBIA), 1.27%, 3/1/20                   8,000             8,000
American Public Energy Agency, Nebraska, National
  Public Gas Agency, 2003 Ser. A, 1.28%, 2/1/14                     5,000             5,000
Arizona Board of Regents, Arizona State University,
  Ser. 2003 A (Ambac), 1.15%, 7/1/34                               10,000            10,000
Arizona Health Facilities Authority, Northern
  Arizona Healthcare, Ser. 1996 B (MBIA), 1.25%,
  10/1/26                                                           6,850             6,850
Arkansas Development Finance Authority, Higher
  Education Capital Asset Program, 1985 Ser. A
  (FGIC), 1.22%, 12/1/15                                            6,900             6,900
Atlanta, Georgia, Water & Wastewater, Ser. 2001 B
  (FSA), 1.22%, 11/1/38                                            16,875            16,875
Chicago, Illinois, Neighborhoods Alive, Ser. 21 B
  (MBIA), 1.30%, 1/1/37                                             8,000             8,000
Chicago, Illinois, Ser. 1997, 1.10%, 1/1/12                         2,910             2,910
Clackamas County Hospital Facility Authority,
  Oregon, Legacy Health System, Ser. 2003, 1.10%,
  2/15/30                                                          10,000            10,000
Clarksville Public Building Authority, Tennessee,
  Pooled Financing, Ser. 1994, 1.25%, 6/1/24                        4,205             4,205
Detroit, Michigan, Sewage Disposal System, Senior
  Lien, Ser. 2001 C-1 (FSA), 1.22%, 7/1/27                         10,570            10,570
District of Columbia, George Washington University,
  Ser. 1999 C (MBIA), 1.25%, 9/15/29                                5,000             5,000
Eastern Municipal Water District, California, Water
  & Sewer, Ser. 1993 B COPs (FGIC), 1.20%, 7/1/20                   9,000             9,000
Fulton County Development Authority, Georgia,
  Morehouse College, Ser. 1997, 1.15%, 8/1/17                       3,215             3,215
Illinois Development Finance Authority, Jewish
  Federation of Metropolitan Chicago, Ser. 1999
  (Ambac), 1.15%, 9/1/24                                            3,000             3,000
Indiana Health Facility Financing Authority,
  Community Hospitals of Indiana, Inc., Ser. 2000 A,
  1.25%, 7/1/28                                                     7,500             7,500
Jackson Energy Authority, Tennessee, Water System,
  Ser. 2002 (FSA), 1.15%, 12/1/23                                   5,210             5,210

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

STATEMENT OF NET ASSETS (CONT'D)

MUNICIPAL MONEY MARKET PORTFOLIO

                                                                     FACE         AMORTIZED
                                                                   AMOUNT              COST
                                                                    (000)             (000)
-------------------------------------------------------------------------------------------
VARIABLE/FLOATING RATE INSTRUMENTS (CONT'D)
WEEKLY VARIABLE RATE BONDS (CONT'D)
JEA, Florida, Water & Sewer System, 2003 Ser. B
  (XLCA), 1.07%, 10/1/36                               $            4,400   $         4,400
Lakeland, Florida, Energy System, Ser. 2003,
  1.10%, 10/1/37                                                    6,000             6,000
Lee's Summit, Missouri, Multifamily Housing,
  Ser. 2001 A, 1.46%, 7/1/46                                       10,000            10,000
Louisiana Public Facilities Authority, College &
  University Equipment, Ser. A (FGIC), 1.25%, 9/1/10                4,700             4,700
Massachusetts Bay Transportation Authority, Ser.
  2000, 1.10%, 3/1/30                                               7,000             7,000
Mecklenburg County, North Carolina, Ser. 2001 COPs,
  1.25%, 12/1/21                                                    9,900             9,900
Minneapolis, Minnesota, Guthrie Theater on the
  River, Ser. 2003 A, 1.27%, 10/1/23                                5,000             5,000
Montgomery County Public Building Authority,
  Tennessee, Pooled Financing, Ser. 1997,
  1.25%, 11/1/27                                                    5,955             5,955
New York City Transitional Finance Authority,
  New York, Fiscal 1999, 2nd Series, Sub-Ser. A-1,
  1.25%, 11/15/22                                                   9,135             9,135
New York City, New York, Fiscal 2003 Ser. G,
  Sub-Ser. G-3, 1.10%, 8/1/14                                       3,000             3,000
Niagara Falls Bridge Commission, New York, Toll
  Bridge Refg., Ser. 1993 A (FGIC), 1.05%, 10/1/19                  1,900             1,900
North Carolina Educational Facilities Finance
  Agency, Duke University, Ser. 1987 B, 1.15%,
  12/1/21                                                          15,000            15,000
North Carolina Medical Care Commission, North
  Carolina Baptist Hospitals, Ser. 2000,
  1.13%, 6/1/30                                                    10,000            10,000
Oregon, Veterans' Welfare, Ser. 73 F, 1.10%, 12/1/17               20,500            20,500
Orlando-Orange County Expressway Authority, Florida,
  Ser. 2003 C4 (FSA), 1.20%, 7/1/25                                 4,950             4,950
Pennsylvania Higher Educational Facilities
  Authority, University of Pennsylvania Health
  Services, Ser. 1994 B, 1.25%, 1/1/24                             10,500            10,500
Pennsylvania Turnpike Commission, 2002 Ser. A-2,
  1.15%, 12/1/30                                                    8,200             8,200
Private Colleges & Universities Authority, Georgia,
  Emory University, 2001 Ser. B, 1.08%, 9/1/33                      5,000             5,000
Regional Transportation District, Colorado, Transit
  Vehicles, Ser. 2002 A COPs (Ambac),
  1.22%, 12/1/22                                                   11,000            11,000
Triborough Bridge & Tunnel Authority, New York,
  Ser. 2002 F, 1.25%, 11/1/32                                       3,400             3,400
University of Delaware, Ser. 1998, 1.15%, 11/1/23                  10,000            10,000
University of Minnesota Regents, Ser. 1999 A,
  1.28%, 1/1/34                                                    12,525            12,525
University of Texas System, Refunding, Ser. 2001
  A, 1.15%, 8/15/13                                                13,200            13,200
Washington State, Ser. VR-96 B, 1.00%, 6/1/20                      10,700            10,700
Williamsburg, Kentucky, Cumberland College,
  Ser. 2002, 1.25%, 9/1/32                                          9,430             9,430
-------------------------------------------------------------------------------------------
                                                                                    333,630
===========================================================================================
                                                                                    403,000
===========================================================================================
  TOTAL TAX-EXEMPT INSTRUMENTS (COST $505,654)                                      505,654
===========================================================================================

                                                                                      VALUE
                                                                                      (000)
-------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.9%) (COST $505,654)                                   $       505,654
===========================================================================================

                                                                   AMOUNT
                                                                     (000)
-------------------------------------------------------------------------------------------
OTHER ASSETS (1.3%)
  Cash                                                 $            3,772
  Receivable for Investments Sold                                   2,022
  Interest Receivable                                                 966
  Other                                                                32             6,792
-------------------------------------------------------------------------------------------
LIABILITIES (-0.2%)
  Investment Advisory Fees Payable                                   (459)
  Directors' Fees and Expenses Payable                               (146)
  Dividends Declared Payable                                         (145)
  Administrative Fees Payable                                         (85)
  Custodian Fees Payable                                               (7)
  Other Liabilities                                                   (53)             (895)
-------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                           $       511,551
===========================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                             $       511,532
Undistributed Net Investment Income                                                      19
-------------------------------------------------------------------------------------------
NET ASSETS                                                                  $       511,551
===========================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 511,532,031 outstanding $0.001 par
    value shares (authorized 4,000,000,000 shares)                          $          1.00
===========================================================================================

Ambac  Ambac Assurance Corp.
FGIC   Financial Guaranty Insurance Co.
FSA    Financial Security Assurance Inc.
MBIA   MBIA Insurance Corp.
XLCA   XL Capital Assurance

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

STATEMENT OF NET ASSETS (CONT'D)

MUNICIPAL MONEY MARKET PORTFOLIO

                   SUMMARY OF TAX-EXEMPT INSTRUMENTS BY STATE
                                   (UNAUDITED)

                        AMORTIZED       PERCENT
                             COST        OF NET
STATE                       (000)        ASSETS
-----------------------------------------------
Arizona                $   16,850           3.3%
Arkansas                    6,900           1.3
California                 17,700           3.5
Colorado                   11,000           2.2
Florida                    15,350           3.0
Georgia                    25,090           4.9
Illinois                   32,860           6.4
Indiana                    27,514           5.4
Kentucky                   29,010           5.7
Louisiana                   4,700           0.9
Maryland                   10,000           2.0
Massachusetts               7,720           1.5
Michigan                   23,095           4.5
Minnesota                   5,000           1.0
Missouri                   10,000           2.0
Nebraska                    5,000           1.0
Nevada                      5,850           1.1
New York                   30,150           5.9
North Carolina             34,900           6.8
North Dakota                4,250           0.8
Oklahoma                    8,845           1.7
Oregon                     30,500           6.0
Pennsylvania               27,300           5.3
Tennessee                  27,170           5.3
Texas                      46,900           9.2
Utah                       26,300           5.1
Washington                 10,700           2.1
Washington D.C              5,000           1.0
-----------------------------------------------
                       $  505,654          98.9%
===============================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                  ACTIVE         ASIAN                     EUROPEAN      EUROPEAN
                                                           INTERNATIONAL          REAL      EMERGING           REAL         VALUE
                                                              ALLOCATION        ESTATE       MARKETS         ESTATE        EQUITY
                                                               PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                                   (000)         (000)         (000)          (000)         (000)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                $       7,382    $       89    $   23,064     $      747    $      962
  Interest                                                           340             1           600             12            23
  Less: Foreign Taxes Withheld                                      (683)           (5)       (1,490)           (93)         (114)
---------------------------------------------------------------------------------------------------------------------------------
    Total Investment Income                                        7,039            85        22,174            666           871
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                         1,860            20         9,933            165           258
  Administrative Fees                                                454             8         1,248             36            55
  Custodian Fees                                                     240            21           934             47           105
  Directors' Fees and Expenses                                        20            --            74              1             9
  Country Tax Expense                                                 --            --           203             --            --
  Interest Expense                                                     1            --            28              1             1
  Professional Fees                                                   42            21            90             22            24
  Shareholder Reporting Fees                                          59             1           192              4             4
  Distribution Fees on Class B Shares                                 18             1            68              2             3
  Other Expenses                                                      83            29           362             31            33
---------------------------------------------------------------------------------------------------------------------------------
    Total Expenses                                                 2,777           101        13,132            309           492
---------------------------------------------------------------------------------------------------------------------------------
  Waiver of Investment Advisory Fees                                (469)          (20)           --           (100)         (165)
  Expenses Reimbursed by Adviser                                      --           (55)           --             --            --
---------------------------------------------------------------------------------------------------------------------------------
    Net Expenses                                                   2,308            26        13,132            209           327
---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                       4,731            59         9,042            457           544
---------------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS):
  Investments Sold                                               (22,168)          138        60,773          2,485           493
  Foreign Currency Transactions                                    2,706             2          (629)            24            34
  Futures Contracts                                                2,131            --            --             --            --
---------------------------------------------------------------------------------------------------------------------------------
    Net Realized Gain (Loss)                                     (17,331)          140        60,144          2,509           527
---------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
  Investments                                                    100,262           702       310,151*         4,760         7,751
  Foreign Currency Exchange Contracts and Translations               521            (1)           33             21            38
  Futures Contracts                                                1,354            --            --             --            --
---------------------------------------------------------------------------------------------------------------------------------
    Net Change in Unrealized Appreciation (Depreciation)         102,137           701       310,184          4,781         7,789
---------------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN
  UNREALIZED APPRECIATION (DEPRECIATION)                          84,806           841       370,328          7,290         8,316
---------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from
      Operations                                           $      89,537    $      900    $  379,370     $    7,747    $    8,860
=================================================================================================================================

*  Net of $1,929 Deferred Country Taxes

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                          GLOBAL
                                                              GLOBAL       VALUE   INTERNATIONAL    INTERNATIONAL    INTERNATIONAL
                                                           FRANCHISE      EQUITY          EQUITY           MAGNUM        SMALL CAP
                                                           PORTFOLIO   PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                               (000)       (000)           (000)            (000)            (000)
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                $   1,682   $   1,837   $     135,747    $       1,905    $      17,946
  Interest                                                        14          37           6,136              153              283
  Less: Foreign Taxes Withheld                                   (63)       (117)        (17,011)            (171)          (2,006)
----------------------------------------------------------------------------------------------------------------------------------
    Total Investment Income                                    1,633       1,757         124,872            1,887           16,223
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                       448         574          40,205              669            6,040
  Administrative Fees                                             92         117           7,856              131              992
  Custodian Fees                                                  46          85           1,407              152              389
  Directors' Fees and Expenses                                     1           9             267               10               26
  Interest Expense                                                --           2              --                1                1
  Professional Fees                                               31          29             215               24               56
  Shareholder Reporting Fees                                      29           9             574               31               69
  Distribution Fees on Class B Shares                              5          70           1,304               25               --
  Other Expenses                                                  43          37             497               65               81
----------------------------------------------------------------------------------------------------------------------------------
    Total Expenses                                               695         932          52,325            1,108            7,654
----------------------------------------------------------------------------------------------------------------------------------
  Waiver of Investment Advisory Fees                            (126)       (141)           (755)            (245)            (342)
----------------------------------------------------------------------------------------------------------------------------------
    Net Expenses                                                 569         791          51,570              863            7,312
----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                   1,064         966          73,302            1,024            8,911
----------------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS):
  Investments Sold                                             1,398      (3,100)         42,840           (1,867)          35,209
  Foreign Currency Transactions                               (1,087)       (128)         23,889              761              (98)
  Futures Contracts                                               --          --              --              229               --
----------------------------------------------------------------------------------------------------------------------------------
    Net Realized Gain (Loss)                                     311      (3,228)         66,729             (877)          35,111
----------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
  Investments                                                 14,516      22,495       1,402,664           24,024          219,181
  Foreign Currency Exchange Contracts and Translations          (230)         62          17,775               94              122
  Futures Contracts                                               --          --              --              289               --
----------------------------------------------------------------------------------------------------------------------------------
    Net Change in Unrealized Appreciation (Depreciation)      14,286      22,557       1,420,439           24,407          219,303
----------------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN
  UNREALIZED APPRECIATION (DEPRECIATION)                      14,597      19,329       1,487,168           23,530          254,414
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                        $  15,661   $  20,295   $   1,560,470    $      24,554    $     263,325
==================================================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

                                                             JAPANESE                                                   SMALL
                                                                VALUE         LATIN        EQUITY         FOCUS       COMPANY
                                                               EQUITY      AMERICAN        GROWTH        EQUITY        GROWTH
                                                            PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                                (000)         (000)         (000)         (000)         (000)
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                $      368    $      781    $    7,485    $      794    $      636
  Interest                                                          9             4           210            25           153
  Less: Foreign Taxes Withheld                                    (37)           --            --            --            --
-----------------------------------------------------------------------------------------------------------------------------
    Total Investment Income                                       340           785         7,695           819           789
-----------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                        265           231         4,059           535         4,580
  Administrative Fees                                              56            37         1,066           110           715
  Custodian Fees                                                   48            43            56            26            89
  Directors' Fees and Expenses                                      5             3            52             8            14
  Interest Expense                                                 11             2            --             1            --
  Professional Fees                                                24            25            46            26            62
  Shareholder Reporting Fees                                       15             5           189            19           122
  Distribution Fees on Class B Shares                               1            --           426            18           763
  Other Expenses                                                   36            31           100            36           190
-----------------------------------------------------------------------------------------------------------------------------
    Total Expenses                                                461           377         5,994           779         6,535
-----------------------------------------------------------------------------------------------------------------------------
  Waiver of Investment Advisory Fees                             (119)          (17)         (153)          (90)         (730)
-----------------------------------------------------------------------------------------------------------------------------
    Net Expenses                                                  342           360         5,841           689         5,805
-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                       (2)          425         1,854           130        (5,016)
-----------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS):
  Investments Sold                                              3,965         1,951        30,184         8,486        69,288
  Foreign Currency Transactions                                    (5)            2            --            --            --
-----------------------------------------------------------------------------------------------------------------------------
    Net Realized Gain (Loss)                                    3,960         1,953        30,184         8,486        69,288
-----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
  Investments                                                   7,682         7,711       128,831         9,403       104,359
  Foreign Currency Exchange Contracts and Translations             (2)            1            --            --            --
-----------------------------------------------------------------------------------------------------------------------------
    Net Change in Unrealized Appreciation (Depreciation)        7,680         7,712       128,831         9,403       104,359
-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN
  UNREALIZED APPRECIATION (DEPRECIATION)                       11,640         9,665       159,015        17,889       173,647
-----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from
      Operations                                           $   11,638    $   10,090    $  160,869    $   18,019    $  168,631
=============================================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                                                EMERGING                 MUNICIPAL
                                                                     U.S. REAL        VALUE      MARKETS        MONEY        MONEY
                                                       TECHNOLOGY       ESTATE       EQUITY         DEBT       MARKET       MARKET
                                                        PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                            (000)        (000)        (000)        (000)        (000)        (000)
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                            $       45    $  32,943    $   3,054    $      --    $      --   $       --
  Interest                                                      6          282           38        4,805       13,152        8,239
  Less: Foreign Taxes Withheld                                 --         (161)          (1)          --           --           --
----------------------------------------------------------------------------------------------------------------------------------
    Total Investment Income                                    51       33,064        3,091        4,805       13,152        8,239
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                    266        6,476          665          417        3,301        2,385
  Administrative Fees                                          46        1,271          213           92        1,754        1,263
  Custodian Fees                                               23           48           25           32           61           40
  Directors' Fees and Expenses                                  3           33           11            7          120           68
  Country Tax Expense                                          --           --           --            9           --           --
  Interest Expense                                              3           --            1            5           --           --
  Professional Fees                                            21           49           25           33           64           50
  Shareholder Reporting Fees                                    7          168           38           13          170           91
  Distribution Fees on Class B Shares                           7          112          148            1           --           --
  Other Expenses                                               33          109           50           35          151          113
----------------------------------------------------------------------------------------------------------------------------------
    Total Expenses                                            409        8,266        1,176          644        5,621        4,010
----------------------------------------------------------------------------------------------------------------------------------
  Waiver of Investment Advisory Fees                          (67)         (55)         (94)          --           --           --
----------------------------------------------------------------------------------------------------------------------------------
    Net Expenses                                              342        8,211        1,082          644        5,621        4,010
----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                 (291)      24,853        2,009        4,161        7,531        4,229
----------------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS):
  Investments Sold                                            324       23,763        2,159        7,521           --           10
  Foreign Currency Transactions                                --           --           --          (15)          --           --
  Futures Contracts                                            --           --           --         (314)          --           --
----------------------------------------------------------------------------------------------------------------------------------
    Net Realized Gain (Loss)                                  324       23,763        2,159        7,192           --           10
----------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
  Investments                                              10,687      215,670       32,309        2,858           --           --
  Futures Contracts                                            --           --           --          (81)          --           --
----------------------------------------------------------------------------------------------------------------------------------
    Net Change in Unrealized Appreciation
      (Depreciation)                                       10,687      215,670       32,309        2,777           --           --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN
  UNREALIZED APPRECIATION (DEPRECIATION)                   11,011      239,433       34,468        9,969           --           10
----------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                        $   10,720    $ 264,286    $  36,477    $  14,130    $   7,531   $    4,239
==================================================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         ACTIVE INTERNATIONAL ALLOCATION
                                                                                     PORTFOLIO
---------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED        YEAR ENDED
                                                                           DECEMBER 31,      DECEMBER 31,
                                                                                   2003              2002
                                                                                  (000)             (000)
---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
  Net Investment Income (Loss)                                           $        4,731    $        4,963
  Net Realized Gain (Loss)                                                      (17,331)          (44,653)
  Net Change in Unrealized Appreciation (Depreciation)                          102,137             5,061
---------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations                89,537           (34,629)
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                                          (6,132)           (7,427)
  CLASS B:
  Net Investment Income                                                             (86)             (222)
---------------------------------------------------------------------------------------------------------
  Total Distributions                                                            (6,218)           (7,649)
---------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                                    150,855           159,875
  Distributions Reinvested                                                        5,120             4,778
  Redeemed                                                                     (133,423)         (261,623)
  CLASS B:
  Subscribed                                                                     40,954            71,895
  Distributions Reinvested                                                           86               216
  Redeemed                                                                      (45,948)          (73,290)
---------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Capital Share Transactions                                                   17,644           (98,149)
---------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                       100,963          (140,427)
NET ASSETS:
  Beginning of Period                                                           258,160           398,587
---------------------------------------------------------------------------------------------------------
  End of Period                                                          $      359,123    $      258,160
=========================================================================================================
  Undistributed (distributions in excess of) net investment income
    included in end of period net assets                                 $        1,349    $         (121)
=========================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                            19,765            20,117
    Shares Issued on Distributions Reinvested                                       555               635
    Shares Redeemed                                                             (17,615)          (31,429)
---------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                         2,705           (10,677)
=========================================================================================================
    CLASS B:
    Shares Subscribed                                                             5,167             9,059
    Shares Issued on Distributions Reinvested                                         9                28
    Shares Redeemed                                                              (5,732)           (9,132)
---------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                          (556)              (45)
=========================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     ASIAN REAL ESTATE                  EMERGING MARKETS
                                                                         PORTFOLIO                          PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                                DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                                        2003             2002             2003             2002
                                                                       (000)            (000)            (000)            (000)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
  Net Investment Income (Loss)                                 $          59    $          57    $       9,042    $       2,786
  Net Realized Gain (Loss)                                               140               33           60,144          (56,372)
  Net Change in Unrealized Appreciation (Depreciation)                   701             (377)         310,184            4,603
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                           900             (287)         379,370          (48,983)
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                                 (160)             (69)         (11,316)            (324)
  Return of Capital                                                       --               --             (653)              --
  CLASS B:
  Net Investment Income                                                   (4)             (13)            (408)              --
  Return of Capital                                                       --               --              (24)              --
-------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                   (164)             (82)         (12,401)            (324)
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                             515              160          861,356          888,416
  Distributions Reinvested                                                34                5           11,229              306
  Redeemed                                                              (118)             (41)        (860,411)        (928,810)
  CLASS B:
  Subscribed                                                             100               33          554,055          446,446
  Distributions Reinvested                                                 2               13              421               --
  Redeemed                                                              (536)              --         (541,631)        (449,154)
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Capital Share Transactions                                            (3)             170           25,019          (42,796)
-------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                733             (199)         391,988          (92,103)
NET ASSETS:
  Beginning of Period                                                  2,242            2,441          670,411          762,514
-------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                $       2,975    $       2,242    $   1,062,399    $     670,411
===============================================================================================================================
  Undistributed (distributions in excess of) net investment
    income included in end of period net assets                $        (105)   $         (38)   $      (4,916)        $     --
  Accumulated net investment loss included in end of period
    net assets                                                            --               --               --           (2,432)
===============================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                     75               27           72,921           85,929
    Shares Issued on Distributions Reinvested                              4                1              742               30
    Shares Redeemed                                                      (16)              (6)         (72,761)         (90,310)
-------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                 63               22              902           (4,351)
===============================================================================================================================
    CLASS B:
    Shares Subscribed                                                     14                5           49,916           40,886
    Shares Issued on Distributions Reinvested                            @--                2               28               --
    Shares Redeemed                                                      (83)              --          (48,519)         (40,921)
-------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                (69)               7            1,425              (35)
===============================================================================================================================

@    Amount/Shares are less than 500.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     EUROPEAN REAL ESTATE              EUROPEAN VALUE EQUITY
                                                                          PORTFOLIO                         PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                                DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                                        2003             2002             2003             2002
                                                                       (000)            (000)            (000)            (000)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
  Net Investment Income (Loss)                                 $         457    $         583    $         544    $         552
  Net Realized Gain (Loss)                                             2,509              654              527           (1,959)
  Net Change in Unrealized Appreciation (Depreciation)                 4,781            2,366            7,789           (1,640)
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                         7,747            3,603            8,860           (3,047)
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                                 (609)          (1,033)            (591)            (497)
  CLASS B:
  Net Investment Income                                                  (23)             (54)             (19)             (13)
-------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                   (632)          (1,087)            (610)            (510)
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                           6,645            4,490           14,811           40,190
  Distributions Reinvested                                               607              959              554              470
  Redeemed                                                           (11,123)          (2,366)         (19,988)         (41,916)
  CLASS B:
  Subscribed                                                              50              148              496              530
  Distributions Reinvested                                                12               37               17               13
  Redeemed                                                              (375)          (1,129)            (536)            (489)
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Capital Share Transactions                                        (4,184)           2,139           (4,646)          (1,202)
-------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                              2,931            4,655            3,604           (4,759)
NET ASSETS:
  Beginning of Period                                                 20,168           15,513           30,367           35,126
-------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                $      23,099    $      20,168    $      33,971    $      30,367
===============================================================================================================================
  Undistributed (distributions in excess of) net investment
    income included in end of period net assets                $        (274)   $        (163)   $          (4)   $          29
===============================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                    551              407            1,409            3,704
    Shares Issued on Distributions Reinvested                             41               88               44               46
    Shares Redeemed                                                     (884)            (223)          (1,823)          (3,850)
-------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding               (292)             272             (370)            (100)
===============================================================================================================================
    CLASS B:
    Shares Subscribed                                                      3               13               49               46
    Shares Issued on Distributions Reinvested                              1                3                1                1
    Shares Redeemed                                                      (30)            (110)             (52)             (43)
-------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                (26)             (94)              (2)               4
===============================================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      GLOBAL FRANCHISE                GLOBAL VALUE EQUITY
                                                                          PORTFOLIO                        PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                                 DECEMBER 31,    DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                                        2003             2002             2003             2002
                                                                       (000)            (000)            (000)            (000)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
  Net Investment Income (Loss)                                 $       1,064    $         825    $         966    $         655
  Net Realized Gain (Loss)                                               311           (1,160)          (3,228)          (3,233)
  Net Change in Unrealized Appreciation (Depreciation)                14,286            2,089           22,557           (9,850)
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                        15,661            1,754           20,295          (12,428)
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                                 (197)              --             (552)            (527)
  Net Realized Gain                                                     (581)            (164)            (296)            (335)
  CLASS B:
  Net Investment Income                                                   (2)              --             (260)            (334)
  Net Realized Gain                                                      (19)              (5)            (176)            (266)
-------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                   (799)            (169)          (1,284)          (1,462)
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                          29,757           60,250           50,855          143,418
  Distributions Reinvested                                               771              164              837              844
  Redeemed                                                           (13,703)         (24,012)         (42,293)        (135,881)
  CLASS B:
  Subscribed                                                           1,050            1,835           12,816           15,905
  Distributions Reinvested                                                21                4              436              600
  Redeemed                                                              (391)            (765)         (14,519)         (14,001)
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Capital Share Transactions                                        17,505           37,476            8,132           10,885
-------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                             32,367           39,061           27,143           (3,005)
NET ASSETS:
  Beginning of Period                                                 50,071           11,010           61,163           64,168
-------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                $      82,438    $      50,071    $      88,306    $      61,163
===============================================================================================================================
  Undistributed (distributions in excess of) net investment
    income included in end of period net assets                $        (212)        $     --    $         (12)   $         (38)
===============================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                  2,451            5,437            4,031           10,431
    Shares Issued on Distributions Reinvested                             56               14               57               66
    Shares Redeemed                                                   (1,234)          (2,152)          (3,335)          (9,948)
-------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding              1,273            3,299              753              549
===============================================================================================================================
    CLASS B:
    Shares Subscribed                                                     92              154            1,014            1,143
    Shares Issued on Distributions Reinvested                              2                1               30               47
    Shares Redeemed                                                      (32)             (68)          (1,133)            (978)
-------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                 62               87              (89)             212
===============================================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    INTERNATIONAL EQUITY               INTERNATIONAL MAGNUM
                                                                          PORTFOLIO                         PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                                DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                                        2003             2002             2003             2002
                                                                       (000)            (000)            (000)            (000)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
  Net Investment Income (Loss)                                 $      73,302    $      51,748    $       1,024    $         633
  Net Realized Gain (Loss)                                            66,729          (32,221)            (877)          (9,210)
  Net Change in Unrealized Appreciation (Depreciation)             1,420,439         (184,451)          24,407           (3,010)
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                     1,560,470         (164,924)          24,554          (11,587)
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                              (93,410)         (87,623)          (1,476)            (442)
  Net Realized Gain                                                       --           (7,616)              --               --
  CLASS B:
  Net Investment Income                                              (11,014)          (8,590)            (164)             (23)
  Net Realized Gain                                                       --             (802)              --               --
-------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                               (104,424)        (104,631)          (1,640)            (465)
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                       2,674,838        1,471,477           26,857           86,175
  Distributions Reinvested                                            76,093           79,948            1,369              433
  Redeemed                                                        (2,347,373)      (1,351,956)         (23,785)        (127,233)
  CLASS B:
  Subscribed                                                         493,867          654,576          312,397          116,041
  Distributions Reinvested                                            10,897            9,264              164               23
  Redeemed                                                          (366,206)        (370,933)        (321,516)        (119,763)
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Capital Share Transactions                                       542,116          492,376           (4,514)         (44,324)
-------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                          1,998,162          222,821           18,400          (56,376)
NET ASSETS:
  Beginning of Period                                              4,393,077        4,170,256           74,919          131,295
-------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                $   6,391,239    $   4,393,077    $      93,319    $      74,919
===============================================================================================================================
  Undistributed (distributions in excess of) net investment
    income included in end of period net assets                $      13,763    $     (13,902)   $         168    $          22
===============================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                172,150          129,820            3,223            9,726
    Shares Issued on Distributions Reinvested                          4,076            5,495              141               51
    Shares Redeemed                                                 (150,128)        (121,464)          (2,922)         (14,222)
-------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding             26,098           13,851              442           (4,445)
===============================================================================================================================
    CLASS B:
    Shares Subscribed                                                 31,747           43,886           37,663           13,932
    Shares Issued on Distributions Reinvested                            587              640               17                3
    Shares Redeemed                                                  (23,883)         (24,947)         (38,288)         (14,240)
-------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding              8,451           19,579             (608)            (305)
===============================================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   INTERNATIONAL SMALL CAP           JAPANESE VALUE EQUITY
                                                                          PORTFOLIO                         PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                                DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                                        2003             2002             2003             2002
                                                                       (000)            (000)            (000)            (000)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
  Net Investment Income (Loss)                                 $       8,911    $       4,266    $          (2)   $         (41)
  Net Realized Gain (Loss)                                            35,111          (15,521)           3,960           (3,529)
  Net Change in Unrealized Appreciation (Depreciation)               219,303           (5,530)           7,680              896
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                       263,325          (16,785)          11,638           (2,674)
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                               (9,894)          (4,135)              --               --
  Net Realized Gain                                                  (13,236)          (1,006)              --               --
-------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                (23,130)          (5,141)              --               --
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                         322,236          243,823           40,742           36,263
  Distributions Reinvested                                            21,202            4,538               --               --
  Redeemed                                                          (123,761)        (163,292)         (40,176)         (32,381)
  CLASS B:
  Subscribed                                                              --               --              275            1,345
  Redeemed                                                                --               --             (200)          (2,064)
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Capital Share Transactions                                       219,677           85,069              641            3,163
-------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                            459,872           63,143           12,279              489
NET ASSETS:
  Beginning of Period                                                440,124          376,981           24,467           23,978
-------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                $     899,996    $     440,124    $      36,746    $      24,467
===============================================================================================================================
  Undistributed (distributions in excess of) net investment
    income included in end of period net assets                $        (660)   $         416        $      --       $       --
  Accumulated net investment loss included in end of period
    net assets                                                            --               --              (15)             (11)
===============================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                 19,043           16,577            8,384            7,334
    Shares Issued on Distributions Reinvested                          1,059              313               --               --
    Shares Redeemed                                                   (7,215)         (11,351)          (7,673)          (6,511)
-------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding             12,887            5,539              711              823
===============================================================================================================================
    CLASS B:
    Shares Subscribed                                                     --               --               51              252
    Shares Redeemed                                                       --               --              (44)            (389)
-------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                 --               --                7             (137)
===============================================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       LATIN AMERICAN                    EQUITY GROWTH
                                                                          PORTFOLIO                        PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                                DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                                        2003             2002             2003             2002
                                                                       (000)            (000)            (000)            (000)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
 Net Investment Income (Loss)                                  $         425    $         315    $       1,854    $       1,055
 Net Realized Gain (Loss)                                              1,953           (4,124)          30,184         (161,941)
 Net Change in Unrealized Appreciation (Depreciation)                  7,712             (990)         128,831          (66,890)
-------------------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Net Assets Resulting from
   Operations                                                         10,090           (4,799)         160,869         (227,776)
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                                 (413)            (233)          (1,800)          (1,002)
  CLASS B:
  Net Investment Income                                                  @--               (1)            (170)              --
-------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                   (413)            (234)          (1,970)          (1,002)
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                           9,658            5,693          215,085          152,575
  Distributions Reinvested                                               401              230            1,755              978
  Redeemed                                                           (10,903)          (5,623)        (179,059)        (158,888)
  CLASS B:
  Subscribed                                                              --               99           46,547           39,890
  Distributions Reinvested                                               @--                2              168               --
  Redeemed                                                              (222)            (664)         (42,814)         (44,367)
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Net Assets Resulting from
    Capital Share Transactions                                        (1,066)            (263)          41,682           (9,812)
-------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                              8,611           (5,296)         200,581         (238,590)
NET ASSETS:
  Beginning of Period                                                 18,228           23,524          588,708          827,298
-------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                $      26,839    $      18,228    $     789,289    $     588,708
===============================================================================================================================
  Undistributed (distributions in excess of) net investment
    income included in end of period net assets                $          22    $           8    $        (117)   $         (37)
===============================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                  1,263              741           20,284           19,117
    Shares Issued on Distributions Reinvested                             37               32              113               77
    Shares Redeemed                                                   (1,432)            (741)         (17,540)         (19,492)
-------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding               (132)              32            2,857             (298)
===============================================================================================================================
    CLASS B:
    Shares Subscribed                                                     --               10            3,359            2,672
    Shares Issued on Distributions Reinvested                            @--                1               11               --
    Shares Redeemed                                                      (26)             (74)          (3,217)          (3,079)
-------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                (26)             (63)             153             (407)
===============================================================================================================================

@    Amount/Shares are less than 500.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        FOCUS EQUITY                  SMALL COMPANY GROWTH
                                                                          PORTFOLIO                         PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                                DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                                        2003             2002             2003             2002
                                                                       (000)            (000)            (000)            (000)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
  Net Investment Income (Loss)                                 $         130    $          (5)   $      (5,016)   $      (2,744)
  Net Realized Gain (Loss)                                             8,486          (22,037)          69,288          (42,857)
  Net Change in Unrealized Appreciation (Depreciation)                 9,403           (4,056)         104,359          (27,447)
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                        18,019          (26,098)         168,631          (73,048)
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                                 (137)              --               --               --
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                          39,096           23,618          137,063           46,585
  Issued on Portfolio Merger                                              --               --           98,228               --
  Distributions Reinvested                                               132               --               --               --
  Redeemed                                                           (45,080)         (34,446)         (58,979)         (33,493)
  CLASS B:
  Subscribed                                                           2,464            2,113          247,321          147,135
  Issued on Portfolio Merger                                              --               --            1,975               --
  Redeemed                                                            (2,679)          (5,773)        (101,358)         (63,125)
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Capital Share Transactions                                        (6,067)         (14,488)         324,250           97,102
-------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                             11,815          (40,586)         492,881           24,054
NET ASSETS:
  Beginning of Period                                                 57,761           98,347          290,453          266,399
-------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                $      69,576    $      57,761    $     783,334    $     290,453
===============================================================================================================================
  Undistributed (distributions in excess of) net investment
    income included in end of period net assets                $         (19)   $          --    $          --    $         --
  Accumulated net investment loss included in end of period
    net assets                                                            --              (13)             (30)             (10)
===============================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                  3,847            5,039           13,630            5,967
    Shares Issued on Portfolio Merger                                     --               --           10,221               --
    Shares Issued on Distributions Reinvested                             11               --               --               --
    Shares Redeemed                                                   (4,344)          (6,073)          (6,106)          (4,557)
-------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding               (486)          (1,034)          17,745            1,410
===============================================================================================================================
    CLASS B:
    Shares Subscribed                                                    275              228           27,650           18,139
    Shares Issued on Portfolio Merger                                     --               --              213               --
    Shares Redeemed                                                     (295)            (558)         (11,195)          (8,081)
-------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                (20)            (330)          16,668           10,058
===============================================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         TECHNOLOGY                     U.S. REAL ESTATE
                                                                         PORTFOLIO                         PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                                DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                                        2003             2002             2003             2002
                                                                       (000)            (000)            (000)            (000)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
  Net Investment Income (Loss)                                 $        (291)   $        (309)   $      24,853    $      27,570
  Net Realized Gain (Loss)                                               324          (22,790)          23,763           20,011
  Net Change in Unrealized Appreciation (Depreciation)                10,687            3,898          215,670          (55,613)
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
   Operations                                                         10,720          (19,201)         264,286           (8,032)
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                                   --               --          (23,648)         (26,650)
  Net Realized Gain                                                       --               --           (8,798)         (29,124)
  CLASS B:
  Net Investment Income                                                   --               --           (1,359)            (996)
  Net Realized Gain                                                       --               --             (689)          (1,321)
-------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                     --               --          (34,494)         (58,091)
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                          22,239           15,412          236,560          290,341
  Distributions Reinvested                                                --               --           29,125           50,451
  Redeemed                                                           (27,493)         (19,397)        (240,705)        (319,193)
  CLASS B:
  Subscribed                                                          11,079            6,182           40,038           24,064
  Distributions Reinvested                                                --               --            1,994            2,306
  Redeemed                                                            (9,377)          (6,125)         (15,965)         (15,057)
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Capital Share Transactions                                        (3,552)          (3,928)          51,047           32,912
-------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                              7,168          (23,129)         280,839          (33,211)
NET ASSETS:
  Beginning of Period                                                 22,203           45,332          686,858          720,069
-------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                $      29,371    $      22,203    $     967,697    $     686,858
===============================================================================================================================
  Undistributed (distributions in excess of) net investment
    income included in end of period net assets                $          --    $          --    $         (52)   $         (32)
  Accumulated net investment loss included in end of period
    net assets                                                            (7)              (5)              --               --
===============================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                  2,976            1,912           16,166           24,809
    Shares Issued on Distributions Reinvested                             --               --            1,764            3,577
    Shares Redeemed                                                   (3,478)          (2,180)         (16,197)         (27,657)
-------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding               (502)            (268)           1,733              729
===============================================================================================================================
    CLASS B:
    Shares Subscribed                                                  1,388              831            2,488            1,630
    Shares Issued on Distributions Reinvested                             --               --              120              166
    Shares Redeemed                                                   (1,213)            (797)          (1,013)          (1,046)
-------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                175               34            1,595              750
===============================================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        VALUE EQUITY                 EMERGING MARKETS DEBT
                                                                         PORTFOLIO                         PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                                 DECEMBER 31,    DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                                                        2003             2002             2003             2002
                                                                       (000)            (000)            (000)            (000)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
  Net Investment Income (Loss)                                 $       2,009    $       2,158    $       4,161    $       4,653
  Net Realized Gain (Loss)                                             2,159          (21,579)           7,192            1,754
  Net Change in Unrealized Appreciation (Depreciation)                32,309          (19,695)           2,777           (1,246)
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                        36,477          (39,116)          14,130            5,161
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                               (1,250)          (1,456)          (3,737)          (5,033)
  CLASS B:
  Net Investment Income                                                 (778)            (693)             (28)             (33)
-------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                 (2,028)          (2,149)          (3,765)          (5,066)
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                          66,165           42,581           20,057           10,976
  Distributions Reinvested                                             1,164            1,266            3,619            4,640
  Redeemed                                                           (53,059)         (42,155)         (28,095)         (19,493)
  CLASS B:
  Subscribed                                                          45,709           43,271               --               --
  Distributions Reinvested                                               752              644               28               33
  Redeemed                                                           (37,212)          (7,421)             (10)            (129)
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Capital Share Transactions                                        23,519           38,186           (4,401)          (3,973)
-------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                             57,968           (3,079)           5,964           (3,878)
NET ASSETS:
  Beginning of Period                                                123,209          126,288           49,112           52,990
-------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                $     181,177    $     123,209    $      55,076    $      49,112
===============================================================================================================================
  Undistributed (distributions in excess of) net investment
    income included in end of period net assets                $         (20)   $          (1)   $        (174)   $        (570)
-------------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                  7,984            6,387            6,560            7,995
    Shares Issued on Distributions Reinvested                            142              162            1,028            1,578
    Shares Redeemed                                                   (7,020)          (6,448)          (8,658)         (10,813)
-------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding              1,106              101           (1,070)          (1,240)
===============================================================================================================================
    CLASS B:
    Shares Subscribed                                                  5,461            4,789               --               --
    Shares Issued on Distributions Reinvested                             93               84                8               11
    Shares Redeemed                                                   (4,284)            (930)              (3)             (40)
-------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding              1,270            3,943                5              (29)
===============================================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        MONEY MARKET                MUNICIPAL MONEY MARKET
                                                                          PORTFOLIO                        PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                                DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                                        2003             2002             2003             2002
                                                                       (000)            (000)            (000)            (000)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
  Net Investment Income                                        $       7,531    $      23,617    $       4,229    $      10,310
  Net Realized Gain (Loss)                                                --               --               10               --
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                         7,531           23,617            4,239           10,310
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                               (7,531)         (23,615)          (4,229)         (10,310)
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                       3,249,589        6,805,999        3,422,911        5,534,478
  Distributions Reinvested                                             7,829           23,615            4,390           10,310
  Redeemed                                                        (3,831,954)      (8,165,964)      (3,826,186)      (5,981,180)
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Capital Share Transactions                                      (574,536)      (1,336,350)        (398,885)        (436,392)
-------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                           (574,536)      (1,336,348)        (398,875)        (436,392)
NET ASSETS:
  Beginning of Period                                              1,369,935        2,706,283          910,426        1,346,818
-------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                $     795,399    $   1,369,935    $     511,551    $     910,426
===============================================================================================================================
  Undistributed (distributions in excess of) net investment
    income included in end of period net assets                $          88    $          88    $          19    $           9
===============================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                              3,249,588        6,805,999        3,422,906        5,534,480
    Shares Issued on Distributions Reinvested                          7,829           23,615            4,390           10,310
    Shares Redeemed                                               (3,831,950)      (8,165,964)      (3,826,184)      (5,981,170)
-------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding           (574,533)      (1,336,350)        (398,888)        (436,380)
===============================================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

FINANCIAL HIGHLIGHTS

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                                                                           CLASS A
                                                                       ----------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                       2003              2002              2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $       7.30     $       8.65     $      10.68
=====================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.13+            0.13+            0.12
  Net Realized and Unrealized Gain (Loss) on Investments                       2.32            (1.26)           (2.01)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           2.45            (1.13)           (1.89)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.17)           (0.22)           (0.14)
  Net Realized Gain                                                              --               --            (0.00)++
---------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                       (0.17)           (0.22)           (0.14)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $       9.58     $       7.30     $       8.65
=====================================================================================================================
TOTAL RETURN                                                                  33.65%          (13.11)%         (17.63)%
=====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $    353,488     $    249,742     $    388,225
Ratio of Expenses to Average Net Assets(1)                                     0.80%            0.80%            0.81%
Ratio of Expenses to Average Net Assets Excluding Interest Expense             0.80%             N/A             0.80%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)                 1.66%            1.57%            1.25%
Portfolio Turnover Rate                                                          55%              42%              36%
---------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                                           0.96%            0.93%            0.89%
      Net Investment Income (Loss) to Average Net Assets                       1.50%            1.44%            1.17%
---------------------------------------------------------------------------------------------------------------------

                                                                                 CLASS A
                                                                       -----------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                       -----------------------------
SELECTED PER SHARE DATA AND RATIOS                                          2000             1999
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $      14.26     $      11.90
====================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.19             0.22
  Net Realized and Unrealized Gain (Loss) on Investments                      (2.32)            3.01
----------------------------------------------------------------------------------------------------
    Total from Investment Operations                                          (2.13)            3.23
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.01)           (0.11)
  Net Realized Gain                                                           (1.44)           (0.76)
----------------------------------------------------------------------------------------------------
    Total Distributions                                                       (1.45)           (0.87)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      10.68     $      14.26
====================================================================================================
TOTAL RETURN                                                                 (14.97)%          27.82%
====================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $    509,309     $    583,607
Ratio of Expenses to Average Net Assets(1)                                     0.82%            0.80%
Ratio of Expenses to Average Net Assets Excluding Interest Expense             0.80%             N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(1)                 1.55%            1.71%
Portfolio Turnover Rate                                                          80%              53%
----------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                                           0.93%            0.92%
      Net Investment Income (Loss) to Average Net Assets                       1.45%            1.59%
----------------------------------------------------------------------------------------------------

                                                                                         CLASS B
                                                                       ----------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                         2003             2002             2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $       7.41     $       8.77     $      10.80
=====================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.12+            0.11+            0.13
  Net Realized and Unrealized Gain (Loss) on Investments                       2.33            (1.27)           (2.06)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           2.45            (1.16)           (1.93)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.14)           (0.20)           (0.10)
  Net Realized Gain                                                              --               --            (0.00)++
---------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                       (0.14)           (0.20)           (0.10)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $       9.72     $       7.41     $       8.77
=====================================================================================================================
TOTAL RETURN                                                                  33.13%          (13.29)%         (17.81)%
=====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $      5,635     $      8,418     $     10,362
Ratio of Expenses to Average Net Assets(2)                                     1.05%            1.05%            1.06%
Ratio of Expenses to Average Net Assets Excluding Interest Expense             1.05%             N/A             1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets(2)                 1.41%            1.32%            1.05%
Portfolio Turnover Rate                                                          55%              42%              36%
---------------------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.21%            1.18%            1.14%
      Net Investment Income (Loss) to Average Net Assets                       1.25%            1.19%            0.97%
---------------------------------------------------------------------------------------------------------------------

                                                                                 CLASS B
                                                                       -----------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                       -----------------------------
SELECTED PER SHARE DATA AND RATIOS                                         2000             1999
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $      14.41     $      12.12
====================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.27             0.13
  Net Realized and Unrealized Gain (Loss) on Investments                      (2.43)            3.02
----------------------------------------------------------------------------------------------------
    Total from Investment Operations                                          (2.16)            3.15
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.01)           (0.10)
  Net Realized Gain                                                           (1.44)           (0.76)
----------------------------------------------------------------------------------------------------
    Total Distributions                                                       (1.45)           (0.86)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      10.80     $      14.41
====================================================================================================
TOTAL RETURN                                                                 (15.02)%          26.63%
====================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $     19,814     $      9,959
Ratio of Expenses to Average Net Assets(2)                                     1.07%            1.05%
Ratio of Expenses to Average Net Assets Excluding Interest Expense             1.05%             N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(2)                 1.42%            1.16%
Portfolio Turnover Rate                                                          80%              53%
----------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.18%            1.17%
      Net Investment Income (Loss) to Average Net Assets                       1.31%            0.95%
----------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.
++   Amount is less than $0.005 per share.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

FINANCIAL HIGHLIGHTS

ASIAN REAL ESTATE PORTFOLIO

                                                                                         CLASS A
                                                                       ----------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                         2003             2002             2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $       5.63     $       6.60     $       8.01
=====================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.15+            0.15+            0.12
  Net Realized and Unrealized Gain (Loss) on Investments                       2.22            (0.91)           (1.31)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           2.37            (0.76)           (1.19)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.42)           (0.21)           (0.22)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $       7.58     $       5.63     $       6.60
=====================================================================================================================
TOTAL RETURN                                                                  42.76%          (11.55)%         (14.91)%
=====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $      2,962     $      1,843     $      2,020
Ratio of Expenses to Average Net Assets(1)                                     1.00%            1.00%            1.02%
Ratio of Expenses to Average Net Assets Excluding Interest Expense              N/A              N/A             1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)                 2.39%            2.41%            1.69%
Portfolio Turnover Rate                                                          55%              38%              40%
---------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                                           4.04%            3.81%            3.29%
      Net Investment Income (Loss) to Average Net Assets                      (0.65)%          (0.40)%          (0.58)%
---------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS A
                                                                       -----------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                                       -----------------------------
SELECTED PER SHARE DATA AND RATIOS                                         2000             1999
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $       7.90     $       6.63
----------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.15             0.11
  Net Realized and Unrealized Gain (Loss) on Investments                       0.11             1.50
----------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           0.26             1.61
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.15)           (0.34)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $       8.01     $       7.90
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                   3.44%           24.27%
----------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $      2,786     $      2,912
Ratio of Expenses to Average Net Assets(1)                                     1.02%            1.01%
Ratio of Expenses to Average Net Assets Excluding Interest Expense             1.00%            1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)                 2.03%            1.64%
Portfolio Turnover Rate                                                          87%              98%
----------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                                           4.04%            3.19%
      Net Investment Income (Loss) to Average Net Assets                      (0.98)%          (0.54)%
----------------------------------------------------------------------------------------------------

                                                                                          CLASS B
                                                                       ----------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                         2003             2002             2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $       5.67     $       6.64     $       8.06
=====================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.14+            0.14+            0.10
  Net Realized and Unrealized Gain (Loss) on Investments                       2.24            (0.91)           (1.32)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           2.38            (0.77)           (1.22)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.35)           (0.20)           (0.20)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $       7.70     $       5.67     $       6.64
=====================================================================================================================
TOTAL RETURN                                                                  42.42%          (11.72)%         (15.18)%
=====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $         13     $        399     $        421
Ratio of Expenses to Average Net Assets(2)                                     1.25%            1.25%            1.27%
Ratio of Expenses to Average Net Assets Excluding Interest Expense              N/A              N/A             1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets(2)                 2.14%            2.16%            1.33%
Portfolio Turnover Rate                                                          55%              38%              40%
---------------------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                                           4.29%            4.06%            3.54%
      Net Investment Income (Loss) to Average Net Assets                      (0.90)%          (0.65)%          (0.94)%
---------------------------------------------------------------------------------------------------------------------

                                                                                 CLASS B
                                                                       -----------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                       -----------------------------
SELECTED PER SHARE DATA AND RATIOS                                         2000             1999
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $       7.93     $       6.66
====================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.09             0.13
  Net Realized and Unrealized Gain (Loss) on Investments                       0.16             1.46
----------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           0.25             1.59
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.12)           (0.32)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $       8.06     $       7.93
====================================================================================================
TOTAL RETURN                                                                   3.29%           23.88%
====================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $        484     $      1,372
Ratio of Expenses to Average Net Assets(2)                                     1.27%            1.25%
Ratio of Expenses to Average Net Assets Excluding Interest Expense             1.25%            1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets(2)                 1.56%            1.39%
Portfolio Turnover Rate                                                          87%              98%
----------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                                           4.20%            3.10%
      Net Investment Income (Loss) to Average Net Assets                      (1.36)%          (0.45)%
----------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

FINANCIAL HIGHLIGHTS

EMERGING MARKETS PORTFOLIO

                                                                                            CLASS A
                                                                       ----------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                         2003             2002             2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $      10.13     $      10.81     $      11.31
=====================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.14+            0.04+            0.05
  Net Realized and Unrealized Gain (Loss) on Investments                       5.44            (0.71)           (0.55)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           5.58            (0.67)           (0.50)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.18)           (0.01)              --
  Net Realized Gain                                                              --               --               --
  Return of Capital                                                           (0.01)              --               --
---------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                       (0.19)           (0.01)              --
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      15.52     $      10.13     $      10.81
=====================================================================================================================
TOTAL RETURN                                                                  55.08%           (6.24)%          (4.42)%
=====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $  1,020,353     $    657,203     $    748,058
Ratio of Expenses to Average Net Assets                                        1.64%            1.65%            1.65%
Ratio of Expenses to Average Net Assets Excluding Country Tax
  Expense and Interest Expense                                                 1.61%            1.58%             N/A
Ratio of Net Investment Income (Loss) to Average Net Assets                    1.15%            0.35%            0.47%
Portfolio Turnover Rate                                                          92%              91%              93%
---------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS A
                                                                       -----------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                       -----------------------------
SELECTED PER SHARE DATA AND RATIOS                                         2000             1999
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $      19.27     $       9.55
====================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                (0.10)           (0.03)
  Net Realized and Unrealized Gain (Loss) on Investments                      (7.28)            9.75
----------------------------------------------------------------------------------------------------
    Total from Investment Operations                                          (7.38)            9.72
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                          --               --
  Net Realized Gain                                                           (0.58)              --
  Return of Capital                                                              --               --
----------------------------------------------------------------------------------------------------
    Total Distributions                                                       (0.58)              --
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      11.31     $      19.27
====================================================================================================
TOTAL RETURN                                                                 (38.43)%         101.78%
====================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $    917,091     $  1,544,893
Ratio of Expenses to Average Net Assets                                        1.63%            1.64%
Ratio of Expenses to Average Net Assets Excluding Country Tax
  Expense and Interest Expense                                                  N/A              N/A
Ratio of Net Investment Income (Loss) to Average Net Assets                   (0.63)%          (0.26)%
Portfolio Turnover Rate                                                          92%             133%
----------------------------------------------------------------------------------------------------

                                                                                            CLASS B
                                                                       ----------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                         2003             2002             2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $      10.06     $      10.73     $      11.26
=====================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.11+            0.01+            0.03
  Net Realized and Unrealized Gain (Loss) on Investments                       5.35            (0.68)           (0.56)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           5.46            (0.67)           (0.53)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.15)              --               --
  Net Realized Gain                                                              --               --               --
  Return of Capital                                                           (0.01)              --               --
---------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                       (0.16)              --               --
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      15.36     $      10.06     $      10.73
=====================================================================================================================
TOTAL RETURN                                                                  54.31%           (6.24)%          (4.71)%
=====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $     42,046     $     13,208     $     14,456
Ratio of Expenses to Average Net Assets                                        1.89%            1.90%            1.90%
Ratio of Expenses to Average Net Assets Excluding Country Tax
  Expense and Interest Expense                                                 1.86%            1.83%             N/A
Ratio of Net Investment Income (Loss) to Average Net Assets                    0.90%            0.10%            0.22%
Portfolio Turnover Rate                                                          92%              91%              93%
---------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS B
                                                                       -----------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                       -----------------------------
SELECTED PER SHARE DATA AND RATIOS                                         2000             1999
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $      19.24     $       9.56
====================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                (0.11)           (0.04)
  Net Realized and Unrealized Gain (Loss) on Investments                      (7.29)            9.72
----------------------------------------------------------------------------------------------------
    Total from Investment Operations                                          (7.40)            9.68
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                          --               --
  Net Realized Gain                                                           (0.58)              --
  Return of Capital                                                              --               --
----------------------------------------------------------------------------------------------------
    Total Distributions                                                       (0.58)              --
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      11.26     $      19.24
====================================================================================================
TOTAL RETURN                                                                 (38.60)%         101.26%
====================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $     13,949     $     16,999
Ratio of Expenses to Average Net Assets                                        1.88%            1.88%
Ratio of Expenses to Average Net Assets Excluding Country Tax
  Expense and Interest Expense                                                  N/A              N/A
Ratio of Net Investment Income (Loss) to Average Net Assets                   (0.82)%          (0.51)%
Portfolio Turnover Rate                                                          92%             133%
----------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

FINANCIAL HIGHLIGHTS

EUROPEAN REAL ESTATE PORTFOLIO

                                                                                            CLASS A
                                                                       ----------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                         2003             2002             2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $      10.93     $       9.30     $      10.38
=====================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.27+            0.37+            0.27
  Net Realized and Unrealized Gain (Loss) on Investments                       4.35             1.90            (1.09)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           4.62             2.27            (0.82)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.42)           (0.64)           (0.26)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      15.13     $      10.93     $       9.30
=====================================================================================================================
TOTAL RETURN                                                                  42.41%           24.52%           (7.85)%
=====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $     22,184     $     19,215     $     13,826
Ratio of Expenses to Average Net Assets (1)                                    1.00%            1.00%            1.01%
Ratio of Expenses to Average Net Assets Excluding Interest Expense             1.00%             N/A             1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)                2.23%            3.37%            2.30%
Portfolio Turnover Rate                                                          47%              79%              46%
---------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.49%            1.56%            1.53%
      Net Investment Income (Loss) to Average Net Assets                       1.74%            2.81%            1.74%
---------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS A
                                                                       -----------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                       -----------------------------
SELECTED PER SHARE DATA AND RATIOS                                         2000             1999
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $       9.16     $       9.58
----------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.07            (0.05)
  Net Realized and Unrealized Gain (Loss) on Investments                       1.30            (0.17)
----------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           1.37            (0.22)
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.15)           (0.20)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      10.38     $       9.16
====================================================================================================
TOTAL RETURN                                                                  14.91%           (2.36)%
====================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $      7,766     $      9,931
Ratio of Expenses to Average Net Assets (1)                                    1.03%            1.23%
Ratio of Expenses to Average Net Assets Excluding Interest Expense             1.00%            1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)                1.55%            2.33%
Portfolio Turnover Rate                                                          74%              35%
----------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.90%            1.71%
      Net Investment Income (Loss) to Average Net Assets                       0.69%            1.85%
----------------------------------------------------------------------------------------------------

                                                                                            CLASS B
                                                                       ----------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                         2003             2002             2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $      10.96     $       9.33     $      10.41
=====================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.28+            0.27+            0.08
  Net Realized and Unrealized Gain (Loss) on Investments                       4.32             1.97            (0.93)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           4.60             2.24            (0.85)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.39)           (0.61)           (0.23)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      15.17     $      10.96     $       9.33
=====================================================================================================================
TOTAL RETURN                                                                  42.06%           24.11%           (8.08)%
=====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $        915     $        953     $      1,687
Ratio of Expenses to Average Net Assets (2)                                    1.25%            1.25%            1.26%
Ratio of Expenses to Average Net Assets Excluding Interest Expense             1.25%             N/A             1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)                1.98%            3.12%            1.53%
Portfolio Turnover Rate                                                          47%              79%              46%
---------------------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.74%            1.81%            1.78%
      Net Investment Income (Loss) to Average Net Assets                       1.49%            2.56%            0.96%
---------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS B
                                                                       -----------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                       -----------------------------
SELECTED PER SHARE DATA AND RATIOS                                         2000             1999
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $       9.19     $       9.61
====================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.18             0.19
  Net Realized and Unrealized Gain (Loss) on Investments                       1.16            (0.43)
----------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           1.34            (0.24)
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.12)           (0.18)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      10.41     $       9.19
====================================================================================================
TOTAL RETURN                                                                  14.55%           (2.61)%
====================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $      1,449     $      1,786
Ratio of Expenses to Average Net Assets (2)                                    1.28%            1.47%
Ratio of Expenses to Average Net Assets Excluding Interest Expense             1.25%            1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)                1.50%            2.35%
Portfolio Turnover Rate                                                          74%              35%
----------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                                           2.15%            1.96%
      Net Investment Income (Loss) to Average Net Assets                       0.61%            1.91%
----------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

FINANCIAL HIGHLIGHTS

EUROPEAN VALUE EQUITY PORTFOLIO

                                                                                            CLASS A
                                                                       ----------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                         2003             2002             2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $      10.19     $      11.42     $      14.17
=====================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.18+            0.18+            0.18
  Net Realized and Unrealized Gain (Loss) on Investments                       2.88            (1.24)           (2.08)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           3.06            (1.06)           (1.90)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.23)           (0.17)           (0.36)
  Net Realized Gain                                                              --               --            (0.49)
---------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                       (0.23)           (0.17)           (0.85)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      13.02     $      10.19     $      11.42
=====================================================================================================================
TOTAL RETURN                                                                  30.15%           (9.24)%         (13.47)%
=====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $     32,791     $     29,425     $     34,117
Ratio of Expenses to Average Net Assets (1)                                    1.00%            1.01%            1.07%
Ratio of Expenses to Average Net Assets Excluding Interest Expense             1.00%            1.00%            1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)                1.70%            1.65%            1.42%
Portfolio Turnover Rate                                                          75%             104%              59%
---------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.51%            1.50%            1.31%
      Net Investment Income (Loss) to Average Net Assets                       1.19%            1.16%            1.19%
---------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS A
                                                                       -----------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                       -----------------------------
SELECTED PER SHARE DATA AND RATIOS                                         2000             1999
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $      15.09     $      15.75
====================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.25             0.29
  Net Realized and Unrealized Gain (Loss) on Investments                       0.76             1.10
----------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           1.01             1.39
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.21)           (0.35)
  Net Realized Gain                                                           (1.72)           (1.70)
----------------------------------------------------------------------------------------------------
    Total Distributions                                                       (1.93)           (2.05)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      14.17     $      15.09
====================================================================================================
TOTAL RETURN                                                                   7.38%            9.60%
====================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $     65,747     $    105,030
Ratio of Expenses to Average Net Assets (1)                                    1.02%            1.09%
Ratio of Expenses to Average Net Assets Excluding Interest Expense             1.00%            1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)                1.22%            1.46%
Portfolio Turnover Rate                                                          47%              74%
----------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.14%            1.22%
      Net Investment Income (Loss) to Average Net Assets                       1.09%            1.34%
----------------------------------------------------------------------------------------------------

                                                                                            CLASS B
                                                                       ----------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                         2003             2002             2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $      10.21     $      11.44     $      14.19
=====================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.16+            0.18+            0.03
  Net Realized and Unrealized Gain (Loss) on Investments                       2.88            (1.26)           (1.96)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           3.04            (1.08)           (1.93)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.21)           (0.15)           (0.33)
  Net Realized Gain                                                              --               --            (0.49)
---------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                       (0.21)           (0.15)           (0.82)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      13.04     $      10.21     $      11.44
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                  29.80%           (9.48)%         (13.71)%
---------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $      1,180     $        942     $      1,009
Ratio of Expenses to Average Net Assets (2)                                    1.25%            1.26%            1.32%
Ratio of Expenses to Average Net Assets Excluding Interest Expense             1.25%            1.25%            1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)                1.45%            1.40%            1.05%
Portfolio Turnover Rate                                                          75%             104%              59%
---------------------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.76%            1.75%            1.56%
      Net Investment Income (Loss) to Average Net Assets                       0.94%            0.91%            0.81%
---------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS B
                                                                       -----------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                       -----------------------------
SELECTED PER SHARE DATA AND RATIOS                                         2000             1999
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $      15.11     $      15.74
====================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.19             0.12
  Net Realized and Unrealized Gain (Loss) on Investments                       0.78             1.23
----------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           0.97             1.35
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.17)           (0.28)
  Net Realized Gain                                                           (1.72)           (1.70)
----------------------------------------------------------------------------------------------------
    Total Distributions                                                       (1.89)           (1.98)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      14.19     $      15.11
====================================================================================================
TOTAL RETURN                                                                   7.08%            9.36%
====================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $      2,287     $      2,196
Ratio of Expenses to Average Net Assets (2)                                    1.27%            1.34%
Ratio of Expenses to Average Net Assets Excluding Interest Expense             1.25%            1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)                0.96%            1.30%
Portfolio Turnover Rate                                                          47%              74%
----------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.39%            1.48%
      Net Investment Income (Loss) to Average Net Assets                       0.83%            1.16%
----------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

FINANCIAL HIGHLIGHTS

GLOBAL FRANCHISE PORTFOLIO

                                                                                           CLASS A
                                                                    ------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,                 PERIOD FROM
                                                                    -----------------------------       NOVEMBER 28, 2001*
SELECTED PER SHARE DATA AND RATIOS                                      2003             2002         TO DECEMBER 31, 2001
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $      11.29     $      10.48     $              10.00
==========================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                              0.23+            0.17+                    0.01
  Net Realized and Unrealized Gain (Loss) on Investments                    2.91             0.68                     0.47
--------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                        3.14             0.85                     0.48
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                    (0.03)              --                       --
  Net Realized Gain                                                        (0.11)           (0.04)                      --
--------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                    (0.14)           (0.04)                      --
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $      14.29     $      11.29     $              10.48
==========================================================================================================================
TOTAL RETURN                                                               27.92%            8.10%                    4.80%#
==========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                               $     79,756     $     48,644     $             10,595
Ratio of Expenses to Average Net Assets (1)                                 1.00%            1.00%                    1.00%**
Ratio of Net Investment Income (Loss) to Average Net Assets (1)             1.91%            1.41%                    1.30%**
Portfolio Turnover Rate                                                       32%              62%                     N/A
--------------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                                        1.23%            1.28%                   16.47%**
      Net Investment Income (Loss) to Average Net Assets                    1.68%            1.13%                  (14.17)%**
--------------------------------------------------------------------------------------------------------------------------

                                                                                           CLASS B
                                                                    ------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,                 PERIOD FROM
                                                                    -----------------------------       NOVEMBER 28, 2001*
SELECTED PER SHARE DATA AND RATIOS                                      2003             2002         TO DECEMBER 31, 2001
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $      11.24     $      10.46     $              10.00
==========================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                              0.22+            0.11+                   (0.09)
  Net Realized and Unrealized Gain (Loss) on Investments                    2.88             0.71                     0.55
--------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                        3.10             0.82                     0.46
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                    (0.01)              --                       --
  Net Realized Gain                                                        (0.11)           (0.04)                      --
--------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                    (0.12)           (0.04)                      --
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $      14.22     $      11.24     $              10.46
==========================================================================================================================
TOTAL RETURN                                                               27.62%            7.82%                    4.60%#
==========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                               $      2,682     $      1,427     $                415
Ratio of Expenses to Average Net Assets (2)                                 1.25%            1.25%                    1.25%**
Ratio of Net Investment Income (Loss) to Average Net Assets (2)             1.66%            1.16%                  (13.29)%**
Portfolio Turnover Rate                                                       32%              62%                     N/A
--------------------------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                                        1.48%            1.53%                   16.72%**
      Net Investment Income (Loss) to Average Net Assets                    1.43%            0.88%                  (21.62)%**
--------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.
*    Commencement of Operations
**   Annualized
#    Not annualized.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

FINANCIAL HIGHLIGHTS

GLOBAL VALUE EQUITY PORTFOLIO

                                                                                            CLASS A
                                                                       ----------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                         2003             2002             2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $      12.46     $      15.45     $      17.05
=====================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.19+            0.15+            0.13
  Net Realized and Unrealized Gain (Loss) on Investments                       3.43            (2.82)           (1.56)
---------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                             3.62            (2.67)           (1.43)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.16)           (0.20)           (0.17)
  Net Realized Gain                                                           (0.08)           (0.12)              --
---------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                       (0.24)           (0.32)           (0.17)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      15.84     $      12.46     $      15.45
=====================================================================================================================
TOTAL RETURN                                                                  29.21%          (17.34)%          (8.36)%
=====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $     55,545     $     34,297     $     34,079
Ratio of Expenses to Average Net Assets (1)                                    1.00%            1.00%            1.01%
Ratio of Expenses to Average Net Assets Excluding Interest Expense             1.00%             N/A             1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)                1.44%            1.08%            0.79%
Portfolio Turnover Rate                                                          53%              42%              51%
---------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.20%            1.12%            1.16%
      Net Investment Income (Loss) to Average Net Assets                       1.24%            0.96%            0.64%
---------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS A
                                                                       -----------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                       -----------------------------
SELECTED PER SHARE DATA AND RATIOS                                         2000             1999
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $      18.32     $      20.74
====================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.26             0.44
  Net Realized and Unrealized Gain (Loss) on Investments                       1.75             0.32
----------------------------------------------------------------------------------------------------
  Total from Investment Operations                                             2.01             0.76
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.62)           (0.44)
  Net Realized Gain                                                           (2.66)           (2.74)
----------------------------------------------------------------------------------------------------
    Total Distributions                                                       (3.28)           (3.18)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      17.05     $      18.32
====================================================================================================
TOTAL RETURN                                                                  11.75%            4.01%
====================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $     40,418     $    115,646
Ratio of Expenses to Average Net Assets (1)                                    1.01%            1.01%
Ratio of Expenses to Average Net Assets Excluding Interest Expense             1.00%            1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)                1.16%            1.26%
Portfolio Turnover Rate                                                          48%              41%
----------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.17%            1.06%
      Net Investment Income (Loss) to Average Net Assets                       1.00%            1.20%
----------------------------------------------------------------------------------------------------

                                                                                            CLASS B
                                                                       ----------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                         2003             2002             2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $      12.35     $      15.33     $      16.92
=====================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.16+            0.12+            0.13
  Net Realized and Unrealized Gain (Loss) on Investments                       3.40            (2.82)           (1.58)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           3.56            (2.70)           (1.45)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.13)           (0.16)           (0.14)
  Net Realized Gain                                                           (0.08)           (0.12)              --
---------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                       (0.21)           (0.28)           (0.14)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      15.70     $      12.35     $      15.33
=====================================================================================================================
TOTAL RETURN                                                                  28.95%          (17.63)%          (8.58)%
=====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $     32,761     $     26,866     $     30,089
Ratio of Expenses to Average Net Assets (2)                                    1.25%            1.25%            1.26%
Ratio of Expenses to Average Net Assets Excluding Interest Expense             1.25%             N/A             1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)                1.19%            0.83%            0.78%
Portfolio Turnover Rate                                                          53%              42%              51%
---------------------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.45%            1.37%            1.41%
      Net Investment Income (Loss) to Average Net Assets                       0.99%            0.71%            0.64%
---------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS B
                                                                       -----------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                       -----------------------------
SELECTED PER SHARE DATA AND RATIOS                                         2000             1999
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $      18.20     $      20.63
====================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.27             0.21
  Net Realized and Unrealized Gain (Loss) on Investments                       1.68             0.50
----------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           1.95             0.71
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.57)           (0.40)
  Net Realized Gain                                                           (2.66)           (2.74)
----------------------------------------------------------------------------------------------------
    Total Distributions                                                       (3.23)           (3.14)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      16.92     $      18.20
====================================================================================================
TOTAL RETURN                                                                  11.52%            3.75%
====================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $     30,196     $     28,089
Ratio of Expenses to Average Net Assets (2)                                    1.26%            1.26%
Ratio of Expenses to Average Net Assets Excluding Interest Expense             1.25%            1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)                1.14%            0.89%
Portfolio Turnover Rate                                                          48%              41%
----------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.42%            1.31%
      Net Investment Income (Loss) to Average Net Assets                       0.97%            0.83%
----------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY PORTFOLIO

                                                                                            CLASS A
                                                                       ----------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                         2003             2002             2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $      14.60     $      15.59     $      17.88
=====================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.24+            0.19+            0.25
  Net Realized and Unrealized Gain (Loss) on Investments                       4.54            (0.82)           (2.00)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           4.78            (0.63)           (1.75)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.32)           (0.33)           (0.34)
  Net Realized Gain                                                              --            (0.03)           (0.20)
---------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                       (0.32)           (0.36)           (0.54)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      19.06     $      14.60     $      15.59
=====================================================================================================================
TOTAL RETURN                                                                  32.82%           (4.02)%          (9.74)%
=====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $  5,657,941     $  3,953,655     $  4,004,817
Ratio of Expenses to Average Net Assets (1)                                    1.00%            1.00%            1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)                1.48%            1.24%            1.35%
Portfolio Turnover Rate                                                          45%              51%              63%
---------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.02%            1.00%            1.01%
      Net Investment Income (Loss) to Average Net Assets                       1.46%            1.24%            1.34%
---------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS B
                                                                       -----------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                       -----------------------------
SELECTED PER SHARE DATA AND RATIOS                                         2000             1999
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $      19.62     $      18.25
====================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.25             0.24
  Net Realized and Unrealized Gain (Loss) on Investments                       1.44             2.80
----------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           1.69             3.04
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.04)           (0.18)
  Net Realized Gain                                                           (3.39)           (1.49)
----------------------------------------------------------------------------------------------------
    Total Distributions                                                       (3.43)           (1.67)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      17.88     $      19.62
====================================================================================================
TOTAL RETURN                                                                   9.29%           16.91%
====================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $  4,810,852     $  4,630,035
Ratio of Expenses to Average Net Assets (1)                                    1.00%            1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)                1.45%            1.28%
Portfolio Turnover Rate                                                          53%              37%
----------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.00%            1.01%
      Net Investment Income (Loss) to Average Net Assets                       1.45%            1.27%
----------------------------------------------------------------------------------------------------

                                                                                            CLASS B
                                                                       ----------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                         2003             2002             2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $      14.53     $      15.53     $      17.81
=====================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.18+            0.12+            0.07
  Net Realized and Unrealized Gain (Loss) on Investments                       4.54            (0.78)           (1.83)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           4.72            (0.66)           (1.76)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.29)           (0.31)           (0.32)
  Net Realized Gain                                                              --            (0.03)           (0.20)
---------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                       (0.29)           (0.34)           (0.52)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      18.96     $      14.53     $      15.53
=====================================================================================================================
TOTAL RETURN                                                                  32.46%           (4.25)%          (9.83)%
=====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $    733,298     $    439,422     $    165,439
Ratio of Expenses to Average Net Assets (2)                                    1.25%            1.25%            1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)                1.23%            0.99%            0.73%
Portfolio Turnover Rate                                                          45%              51%              63%
---------------------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.27%            1.25%            1.26%
      Net Investment Income (Loss) to Average Net Assets                       1.21%            0.99%            0.72%
---------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS B
                                                                       -----------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                       -----------------------------
SELECTED PER SHARE DATA AND RATIOS                                         2000             1999
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $      19.58     $      18.22
====================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.23             0.19
  Net Realized and Unrealized Gain (Loss) on Investments                       1.39             2.81
----------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           1.62             3.00
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                          --            (0.15)
  Net Realized Gain                                                           (3.39)           (1.49)
----------------------------------------------------------------------------------------------------
    Total Distributions                                                       (3.39)           (1.64)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      17.81     $      19.58
====================================================================================================
TOTAL RETURN                                                                   8.94%           16.68%
====================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $     59,945     $     41,374
Ratio of Expenses to Average Net Assets (2)                                    1.25%            1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)                1.44%            0.93%
Portfolio Turnover Rate                                                          53%              37%
----------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.25%            1.26%
      Net Investment Income (Loss) to Average Net Assets                       1.44%            0.92%
----------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

FINANCIAL HIGHLIGHTS

INTERNATIONAL MAGNUM PORTFOLIO

                                                                                            CLASS A
                                                                       ----------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                         2003             2002             2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $       8.04     $       9.34     $      11.56
=====================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.11+            0.07+            0.11
  Net Realized and Unrealized Gain (Loss) on Investments                       2.22            (1.31)           (2.27)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           2.33            (1.24)           (2.16)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.17)           (0.06)           (0.06)
  Net Realized Gain                                                              --               --               --
---------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                       (0.17)           (0.06)           (0.06)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      10.20     $       8.04     $       9.34
=====================================================================================================================
TOTAL RETURN                                                                  29.07%          (13.36)%         (18.71)%
=====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $     91,087     $     68,275     $    120,753
Ratio of Expenses to Average Net Assets(1)                                     1.00%            1.01%            1.01%
Ratio of Expenses to Average Net Assets Excluding Interest Expense             1.00%            1.00%            1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)                 1.25%            0.81%            1.00%
Portfolio Turnover Rate                                                          53%              59%              44%
---------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.29%            1.30%            1.14%
      Net Investment Income (Loss) to Average Net Assets                       0.96%            0.52%            0.87%
---------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS A
                                                                       -----------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                       -----------------------------
SELECTED PER SHARE DATA AND RATIOS                                         2000             1999
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $      13.62     $      11.57
====================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.11             0.19
  Net Realized and Unrealized Gain (Loss) on Investments                      (1.52)            2.64
----------------------------------------------------------------------------------------------------
    Total from Investment Operations                                          (1.41)            2.83
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.16)           (0.15)
  Net Realized Gain                                                           (0.49)           (0.63)
----------------------------------------------------------------------------------------------------
    Total Distributions                                                       (0.65)           (0.78)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      11.56     $      13.62
====================================================================================================
TOTAL RETURN                                                                 (10.50)%          24.87%
====================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $    183,566     $    188,586
Ratio of Expenses to Average Net Assets(1)                                     1.01%            1.01%
Ratio of Expenses to Average Net Assets Excluding Interest Expense             1.00%            1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)                 0.84%            0.89%
Portfolio Turnover Rate                                                          56%              59%
----------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.10%            1.11%
      Net Investment Income (Loss) to Average Net Assets                       0.75%            0.80%
----------------------------------------------------------------------------------------------------

                                                                                            CLASS B
                                                                       ----------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                         2003             2002             2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $       8.04     $       9.32     $      11.52
=====================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.10+            0.06+            0.01
  Net Realized and Unrealized Gain (Loss) on Investments                       2.18            (1.31)           (2.18)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           2.28            (1.25)           (2.17)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.14)           (0.03)           (0.03)
  Net Realized Gain                                                              --               --               --
---------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                       (0.14)           (0.03)           (0.03)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      10.18     $       8.04     $       9.32
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                  28.49%          (13.49)%         (18.87)%
---------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $      2,232     $      6,644     $     10,542
Ratio of Expenses to Average Net Assets(2)                                     1.25%            1.26%            1.26%
Ratio of Expenses to Average Net Assets Excluding Interest Expense             1.25%            1.25%            1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets(2)                 1.00%            0.56%            0.75%
Portfolio Turnover Rate                                                          53%              59%              44%
---------------------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.54%            1.55%            1.39%
      Net Investment Income (Loss) to Average Net Assets                       0.71%            0.27%            0.62%
---------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS B
                                                                       -----------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                       -----------------------------
SELECTED PER SHARE DATA AND RATIOS                                         2000             1999
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $      13.58     $      11.54
====================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.08             0.11
  Net Realized and Unrealized Gain (Loss) on Investments                      (1.54)            2.68
----------------------------------------------------------------------------------------------------
    Total from Investment Operations                                          (1.46)            2.79
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.12)           (0.12)
  Net Realized Gain                                                           (0.48)           (0.63)
----------------------------------------------------------------------------------------------------
    Total Distributions                                                       (0.60)           (0.75)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      11.52     $      13.58
====================================================================================================
TOTAL RETURN                                                                 (10.81)%          24.58%
====================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $     23,474     $     30,770
Ratio of Expenses to Average Net Assets(2)                                     1.26%            1.25%
Ratio of Expenses to Average Net Assets Excluding Interest Expense             1.25%            1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets(2)                 0.58%            0.87%
Portfolio Turnover Rate                                                          56%              59%
----------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.35%            1.35%
      Net Investment Income (Loss) to Average Net Assets                       0.49%            0.54%
----------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

FINANCIAL HIGHLIGHTS

INTERNATIONAL SMALL CAP PORTFOLIO

                                                                                            CLASS A
                                                                       ----------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                         2003             2002             2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $      14.21     $      14.82     $      16.30
=====================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.24+            0.15+            0.21
  Net Realized and Unrealized Gain (Loss) on Investments ^^                    6.61            (0.59)           (1.18)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           6.85            (0.44)           (0.97)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.23)           (0.13)           (0.27)
  Net Realized Gain                                                           (0.31)           (0.04)           (0.24)
---------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                       (0.54)           (0.17)           (0.51)
---------------------------------------------------------------------------------------------------------------------
TRANSACTION FEES                                                                 --               --             0.00++
=====================================================================================================================
NET ASSET VALUE, END OF PERIOD                                         $      20.52     $      14.21     $      14.82
=====================================================================================================================
TOTAL RETURN                                                                  48.32%           (2.99)%          (5.88)%
=====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $    899,996     $    440,124     $    376,981
Ratio of Expenses to Average Net Assets (1)                                    1.15%            1.15%            1.15%
Ratio of Expenses to Average Net Assets Excluding Interest Expense             1.15%             N/A              N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)                1.40%            1.00%            1.38%
Portfolio Turnover Rate                                                          38%              34%              39%
---------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.20%            1.19%            1.19%
      Net Investment Income (Loss) to Average Net Assets                       1.35%            0.96%            1.34%
---------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS A
                                                                       -----------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                       -----------------------------
SELECTED PER SHARE DATA AND RATIOS                                         2000             1999
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $      19.67     $      15.25
====================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.24             0.22
  Net Realized and Unrealized Gain (Loss) on Investments ^^                   (0.86)            5.66
----------------------------------------------------------------------------------------------------
    Total from Investment Operations                                          (0.62)            5.88
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.17)           (0.29)
  Net Realized Gain                                                           (2.61)           (1.20)
----------------------------------------------------------------------------------------------------
    Total Distributions                                                       (2.78)           (1.49)
----------------------------------------------------------------------------------------------------
TRANSACTION FEES                                                               0.03             0.03
====================================================================================================
NET ASSET VALUE, END OF PERIOD                                         $      16.30     $      19.67
====================================================================================================
TOTAL RETURN                                                                  (2.92)%          39.34%
====================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $    374,924     $    357,708
Ratio of Expenses to Average Net Assets (1)                                    1.16%            1.15%
Ratio of Expenses to Average Net Assets Excluding Interest Expense             1.15%             N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)                1.32%            1.30%
Portfolio Turnover Rate                                                          54%              48%
----------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.22%            1.20%
      Net Investment Income (Loss) to Average Net Assets                       1.38%            1.25%
----------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.
++   Amount is less than $0.005 per share.
^^ Includes a 1.0% transaction fee on subscriptions and redemptions of capital shares through 1999 and 0.50% for the years ended 2000 and 2001.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

FINANCIAL HIGHLIGHTS

JAPANESE VALUE EQUITY PORTFOLIO

                                                                                            CLASS A
                                                                       ----------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                         2003             2002             2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $       4.66     $       5.25     $       7.62
=====================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                (0.00)+++        (0.01)+          (0.01)+
  Net Realized and Unrealized Gain (Loss) on Investments                       1.49            (0.58)           (2.25)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           1.49            (0.59)           (2.26)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                          --               --            (0.11)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $       6.15     $       4.66     $       5.25
=====================================================================================================================
TOTAL RETURN                                                                  31.97%          (11.22)%         (29.96)%
=====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $     36,295     $     24,159     $     22,921
Ratio of Expenses to Average Net Assets (1)                                    1.03%            1.02%            1.02%
Ratio of Expenses to Average Net Assets Excluding Interest Expense             1.00%            1.00%            1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)               (0.00)%^         (0.15)%          (0.21)%
Portfolio Turnover Rate                                                          79%              45%              14%
---------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.39%            1.29%            1.26%
      Net Investment Income (Loss) to Average Net Assets                      (0.36)%          (0.42)%          (0.45)%
---------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS A
                                                                       -----------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                       -----------------------------
SELECTED PER SHARE DATA AND RATIOS                                         2000             1999
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $      10.12     $       6.18
====================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                (0.02)           (0.02)+
  Net Realized and Unrealized Gain (Loss) on Investments                      (2.37)            3.96
----------------------------------------------------------------------------------------------------
    Total from Investment Operations                                          (2.39)            3.94
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.11)              --
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $       7.62     $      10.12
====================================================================================================
TOTAL RETURN                                                                 (23.69)%          63.75%
====================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $     56,306     $     73,666
Ratio of Expenses to Average Net Assets (1)                                    1.03%            1.01%
Ratio of Expenses to Average Net Assets Excluding Interest Expense             1.00%            1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)               (0.29)%          (0.28)%
Portfolio Turnover Rate                                                          14%              26%
----------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.12%            1.14%
      Net Investment Income (Loss) to Average Net Assets                      (0.38)%          (0.41)%
----------------------------------------------------------------------------------------------------

                                                                                            CLASS B
                                                                       ----------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                         2003             2002             2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $       4.59     $       5.18     $       7.54
=====================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                (0.02)+          (0.03)+          (0.03)+
  Net Realized and Unrealized Gain (Loss) on Investments                       1.47            (0.56)           (2.22)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           1.45            (0.59)           (2.25)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                          --               --            (0.11)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $       6.04     $       4.59     $       5.18
=====================================================================================================================
TOTAL RETURN                                                                  31.59%          (11.39)%         (30.15)%
=====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $        451     $        308     $      1,057
Ratio of Expenses to Average Net Assets (2)                                    1.28%            1.27%            1.27%
Ratio of Expenses to Average Net Assets Excluding Interest Expense             1.25%            1.25%            1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)               (0.25)%          (0.40)%          (0.50)%
Portfolio Turnover Rate                                                          79%              45%              14%
---------------------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.64%            1.54%            1.51%
      Net Investment Income (Loss) to Average Net Assets                      (0.61)%          (0.67)%          (0.74)%
---------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS B
                                                                       -----------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                       -----------------------------
SELECTED PER SHARE DATA AND RATIOS                                         2000             1999
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $      10.02     $       6.13
====================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.02             0.08+
  Net Realized and Unrealized Gain (Loss) on Investments                      (2.41)            3.81
----------------------------------------------------------------------------------------------------
    Total from Investment Operations                                          (2.39)            3.89
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.09)              --
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $       7.54     $      10.02
====================================================================================================
TOTAL RETURN                                                                 (23.93)%          63.46%
====================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $      3,851     $      3,538
Ratio of Expenses to Average Net Assets (2)                                    1.28%            1.26%
Ratio of Expenses to Average Net Assets Excluding Interest Expense             1.25%            1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)               (0.54)%          (0.57)%
Portfolio Turnover Rate                                                          14%              26%
----------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.37%            1.39%
      Net Investment Income (Loss) to Average Net Assets                      (0.62)%          (0.67)%
----------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.
++   Amount is less than $0.005 per share.
^    Amount is less than 0.005%.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

FINANCIAL HIGHLIGHTS

LATIN AMERICAN PORTFOLIO

                                                                                            CLASS A
                                                                       ----------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                             2003             2002             2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $       7.13     $       9.09     $       9.36
=====================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.17+            0.12+            0.23
  Net Realized and Unrealized Gain (Loss) on Investments                       4.06            (1.99)           (0.36)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           4.23            (1.87)           (0.13)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.18)           (0.09)           (0.14)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      11.18     $       7.13     $       9.09
=====================================================================================================================
TOTAL RETURN                                                                  59.35%          (20.55)%          (1.48)%
=====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $     26,817     $     18,032     $     22,699
Ratio of Expenses to Average Net Assets (1)                                    1.71%            1.67%            1.80%
Ratio of Expenses to Average Net Assets Excluding Interest Expense             1.70%            1.58%            1.72%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)                2.02%            1.52%            2.27%
Portfolio Turnover Rate                                                         110%              76%              58%
---------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.79%            1.67%            1.80%
      Net Investment Income (Loss) to Average Net Assets                       1.94%            1.52%            2.25%
---------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS A
                                                                       -----------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                                       -----------------------------
SELECTED PER SHARE DATA AND RATIOS                                             2000             1999
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $      11.32     $       6.74
====================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.01             0.18
  Net Realized and Unrealized Gain (Loss) on Investments                      (1.82)            4.59
----------------------------------------------------------------------------------------------------
    Total from Investment Operations                                          (1.81)            4.77
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.15)           (0.19)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $       9.36     $      11.32
====================================================================================================
TOTAL RETURN                                                                 (16.21)%          71.28%
====================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $     25,403     $     13,809
Ratio of Expenses to Average Net Assets (1)                                    1.84%            1.79%
Ratio of Expenses to Average Net Assets Excluding Interest Expense             1.70%            1.70%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)               (0.03)%           1.40%
Portfolio Turnover Rate                                                         133%             124%
----------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                                           2.06%            2.12%
      Net Investment Income (Loss) to Average Net Assets                      (0.25)%           1.07%
----------------------------------------------------------------------------------------------------

                                                                                            CLASS B
                                                                       ----------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                             2003             2002             2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $       7.15     $       9.10     $       9.37
=====================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.16+            0.13+            0.25
  Net Realized and Unrealized Gain (Loss) on Investments                       4.05            (2.02)           (0.41)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           4.21            (1.89)           (0.16)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.03)           (0.06)           (0.11)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      11.33     $       7.15     $       9.10
=====================================================================================================================
TOTAL RETURN                                                                  58.90%          (20.83)%          (1.77)%
=====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $         22     $        196     $        825
Ratio of Expenses to Average Net Assets (2)                                    1.96%            1.92%            2.05%
Ratio of Expenses to Average Net Assets Excluding Interest Expense             1.95%            1.83%            1.97%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)                1.77%            1.27%            2.05%
Portfolio Turnover Rate                                                         110%              76%              58%
---------------------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                                           2.04%            1.92%            2.05%
      Net Investment Income (Loss) to Average Net Assets                       1.69%            1.27%            2.03%
---------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS B
                                                                       -----------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                                       -----------------------------
SELECTED PER SHARE DATA AND RATIOS                                             2000             1999
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $      11.36     $       6.78
====================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                (0.01)            0.19
  Net Realized and Unrealized Gain (Loss) on Investments                      (1.83)            4.58
----------------------------------------------------------------------------------------------------
    Total from Investment Operations                                          (1.84)            4.77
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.15)           (0.19)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $       9.37     $      11.36
====================================================================================================
TOTAL RETURN                                                                 (16.42)%          70.85%
====================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $      1,140     $      1,387
Ratio of Expenses to Average Net Assets (2)                                    2.09%            2.05%
Ratio of Expenses to Average Net Assets Excluding Interest Expense             1.95%            1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)                0.33%            1.04%
Portfolio Turnover Rate                                                         133%             124%
----------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                                           2.31%            2.35%
      Net Investment Income (Loss) to Average Net Assets                      (0.26)%           0.75%
----------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

FINANCIAL HIGHLIGHTS

EQUITY GROWTH PORTFOLIO

                                                                                            CLASS A
                                                                       ----------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                             2003             2002             2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $      12.49     $      17.29     $      20.51
=====================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.05+            0.03+            0.01
  Net Realized and Unrealized Gain (Loss) on Investments                       3.25            (4.80)           (3.08)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           3.30            (4.77)           (3.07)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.05)           (0.03)              --
  Net Realized Gain                                                              --               --            (0.15)
---------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                       (0.05)           (0.03)           (0.15)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      15.74     $      12.49     $      17.29
=====================================================================================================================
TOTAL RETURN                                                                  26.41%~         (27.64)%         (14.97)%
=====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $    589,698     $    432,207     $    603,652
Ratio of Expenses to Average Net Assets (1)                                    0.80%            0.80%            0.80%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)                0.34%            0.21%            0.05%
Portfolio Turnover Rate                                                         131%             143%              94%
---------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                                           0.82%            0.81%            0.81%
      Net Investment Income (Loss) to Average Net Assets                       0.32%            0.21%            0.06%
---------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS A
                                                                       -----------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                       -----------------------------
SELECTED PER SHARE DATA AND RATIOS                                             2000             1999
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $      25.04     $      19.04
====================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                (0.01)           (0.02)
  Net Realized and Unrealized Gain (Loss) on Investments                      (2.76)            7.49
----------------------------------------------------------------------------------------------------
    Total from Investment Operations                                          (2.77)            7.47
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                          --            (0.00)++
  Net Realized Gain                                                           (1.76)           (1.47)
----------------------------------------------------------------------------------------------------
    Total Distributions                                                       (1.76)           (1.47)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      20.51     $      25.04
====================================================================================================
TOTAL RETURN                                                                 (11.78)%          39.89%
====================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $    886,824     $    977,005
Ratio of Expenses to Average Net Assets (1)                                    0.80%            0.80%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)                0.79%           (0.10)%
Portfolio Turnover Rate                                                          71%              91%
----------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                                           0.80%            0.80%
      Net Investment Income (Loss) to Average Net Assets                      (0.06)%          (0.10)%
----------------------------------------------------------------------------------------------------

                                                                                            CLASS B
                                                                       ----------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                             2003             2002             2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $      12.34     $      17.08     $      20.32
=====================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.01+           (0.00)+++        (0.04)
  Net Realized and Unrealized Gain (Loss) on Investments                       3.21            (4.74)           (3.05)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           3.22            (4.74)           (3.09)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.01)              --               --
  Net Realized Gain                                                              --               --            (0.15)
---------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                       (0.01)              --            (0.15)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      15.55     $      12.34     $      17.08
=====================================================================================================================
TOTAL RETURN                                                                  26.13%~         (27.75)%         (15.26)%
=====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $    199,591     $    156,501     $    223,646
Ratio of Expenses to Average Net Assets (2)                                    1.05%            1.05%            1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)                0.09%           (0.04)%          (0.22)%
Portfolio Turnover Rate                                                         131%             143%              94%
---------------------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.07%            1.06%            1.06%
      Net Investment Income (Loss) to Average Net Assets                       0.07%           (0.04)%          (0.22)%
---------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS B
                                                                       -----------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                       -----------------------------
SELECTED PER SHARE DATA AND RATIOS                                             2000             1999
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $      24.90     $      18.97
====================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                (0.04)           (0.04)
  Net Realized and Unrealized Gain (Loss) on Investments                      (2.78)            7.44
----------------------------------------------------------------------------------------------------
    Total from Investment Operations                                          (2.82)            7.40
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                          --            (0.00)++
  Net Realized Gain                                                           (1.76)           (1.47)
----------------------------------------------------------------------------------------------------
    Total Distributions                                                       (1.76)           (1.47)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      20.32     $      24.90
====================================================================================================
TOTAL RETURN                                                                 (12.01)%          39.61%
====================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $    350,556     $    246,889
Ratio of Expenses to Average Net Assets (2)                                    1.05%            1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)               (1.04)%          (0.34)%
Portfolio Turnover Rate                                                          71%              91%
----------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.05%            1.05%
      Net Investment Income (Loss) to Average Net Assets                      (0.30)%          (0.34)%
----------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.
++   Amount is less than $0.005 per share.
~ Performance was positively impacted by approximately 1.34%, due to the receipt of proceeds from the settlement of class action suits involving, primarily, one of the Portfolio's holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occured, the total return for Class A shares and Class B shares would have been approximately 25.07% and 24.79%, respectively.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

FINANCIAL HIGHLIGHTS

FOCUS EQUITY PORTFOLIO

                                                                                            CLASS A
                                                                       ----------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                             2003             2002             2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $       9.02     $      12.67     $      15.31
=====================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.02+            0.00+++         (0.03)
  Net Realized and Unrealized Gain (Loss) on Investments                       2.77            (3.65)           (2.28)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           2.79            (3.65)           (2.31)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.02)              --               --
  Net Realized Gain                                                              --               --            (0.33)
---------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                       (0.02)              --            (0.33)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      11.79     $       9.02     $      12.67
=====================================================================================================================
TOTAL RETURN                                                                  30.99%~         (28.81)%         (15.22)%
=====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $     61,420     $     51,347     $     85,204
Ratio of Expenses to Average Net Assets (1)                                    1.00%            1.00%            1.01%
Ratio of Expenses to Average Net Assets Excluding Interest Expense             1.00%             N/A             1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)                0.22%            0.02%           (0.21)%
Portfolio Turnover Rate                                                         160%             173%              95%
---------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.14%            1.09%            1.08%
      Net Investment Income (Loss) to Average Net Assets                       0.08%           (0.07)%          (0.28)%
---------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS A
                                                                       -----------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                       -----------------------------
SELECTED PER SHARE DATA AND RATIOS                                             2000             1999
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $      19.70     $      17.50
====================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                (0.05)           (0.06)
  Net Realized and Unrealized Gain (Loss) on Investments                      (2.05)            7.89
----------------------------------------------------------------------------------------------------
    Total from Investment Operations                                          (2.10)            7.83
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                          --               --
  Net Realized Gain                                                           (2.29)           (5.63)
----------------------------------------------------------------------------------------------------
    Total Distributions                                                       (2.29)           (5.63)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      15.31     $      19.70
====================================================================================================
TOTAL RETURN                                                                 (11.66)%          46.44%
====================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $    126,531     $    136,128
Ratio of Expenses to Average Net Assets (1)                                    1.00%            1.01%
Ratio of Expenses to Average Net Assets Excluding Interest Expense             1.00%            1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)               (0.27)%          (0.33)%
Portfolio Turnover Rate                                                          93%             155%
----------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.04%            1.07%
      Net Investment Income (Loss) to Average Net Assets                      (0.29)%          (0.39)%
----------------------------------------------------------------------------------------------------

                                                                                            CLASS B
                                                                       ----------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                             2003             2002             2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $       8.85     $      12.45     $      15.09
=====================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                (0.00)+++        (0.03)+          (0.07)
  Net Realized and Unrealized Gain (Loss) on Investments                       2.72            (3.57)           (2.24)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           2.72            (3.60)           (2.31)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Realized Gain                                                              --               --            (0.33)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      11.57     $       8.85     $      12.45
=====================================================================================================================
TOTAL RETURN                                                                  30.62%~         (28.92)%         (15.45)%
=====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $      8,156     $      6,414     $     13,143
Ratio of Expenses to Average Net Assets (2)                                    1.25%            1.25%            1.26%
Ratio of Expenses to Average Net Assets Excluding Interest Expense             1.25%             N/A             1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)               (0.03)%          (0.23)%          (0.45)%
Portfolio Turnover Rate                                                         160%             173%              95%
---------------------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.39%            1.34%            1.33%
      Net Investment Income (Loss) to Average Net Assets                      (0.17)%          (0.32)%          (0.53)%
---------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS B
                                                                       -----------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                       -----------------------------
SELECTED PER SHARE DATA AND RATIOS                                             2000             1999
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $      19.50     $      17.40
====================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                (0.08)           (0.08)
  Net Realized and Unrealized Gain (Loss) on Investments                      (2.04)            7.81
----------------------------------------------------------------------------------------------------
    Total from Investment Operations                                          (2.12)            7.73
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Realized Gain                                                           (2.29)           (5.63)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      15.09     $      19.50
====================================================================================================
TOTAL RETURN                                                                 (11.89)%          46.13%
====================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $     18,876     $     22,168
Ratio of Expenses to Average Net Assets (2)                                    1.25%            1.26%
Ratio of Expenses to Average Net Assets Excluding Interest Expense             1.25%            1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)               (0.52)%          (0.58)%
Portfolio Turnover Rate                                                          93%             155%
----------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.29%            1.32%
      Net Investment Income (Loss) to Average Net Assets                      (0.54)%          (0.64)%
----------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.
++   Amount is less than $0.005 per share.
~ Performance was positively impacted by approximately 5.64%, due to the receipt of proceeds from the settlement of class action suits involving, primarily, one of the Portfolio's holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occured, the total return for Class A shares and Class B shares would have been approximately 25.35% and 24.98%, respectively.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH PORTFOLIO

                                                                                            CLASS A
                                                                       ----------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                             2003             2002             2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $       7.50     $       9.65     $      10.99
=====================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                (0.09)+          (0.07)+          (0.06)
  Net Realized and Unrealized Gain (Loss) on Investments                       3.40            (2.08)           (1.28)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           3.31            (2.15)           (1.34)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Realized Gain                                                              --               --            (0.00)++
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      10.81     $       7.50     $       9.65
=====================================================================================================================
TOTAL RETURN                                                                  44.13%          (22.28)%         (12.18)%
=====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $    299,198     $     74,554     $     82,300
Ratio of Expenses to Average Net Assets (1)                                    1.10%            1.10%            1.10%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)               (0.93)%          (0.82)%          (0.69)%
Portfolio Turnover Rate                                                         160%             133%             144%
---------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.26%            1.22%            1.25%
      Net Investment Income (Loss) to Average Net Assets                      (1.09)%          (0.94)%          (0.83)%
---------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS A
                                                                       -----------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                       -----------------------------
SELECTED PER SHARE DATA AND RATIOS                                             2000             1999
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $      13.32     $       8.07
====================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                (0.08)           (0.05)
  Net Realized and Unrealized Gain (Loss) on Investments                      (0.69)            7.40
----------------------------------------------------------------------------------------------------
    Total from Investment Operations                                          (0.77)            7.35
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Realized Gain                                                           (1.56)           (2.10)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      10.99     $      13.32
====================================================================================================
TOTAL RETURN                                                                  (6.64)%          96.45%
====================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $     89,367     $     77,193
Ratio of Expenses to Average Net Assets (1)                                    1.25%            1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)               (0.68)%          (0.59)%
Portfolio Turnover Rate                                                         129%             204%
----------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.30%            1.43%
      Net Investment Income (Loss) to Average Net Assets                      (0.73)%          (0.78)%
----------------------------------------------------------------------------------------------------

                                                                                            CLASS B
                                                                       ----------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                             2003             2002             2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $       7.26     $       9.36     $      10.68
=====================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                (0.10)+          (0.09)+          (0.06)
  Net Realized and Unrealized Gain (Loss) on Investments                       3.27            (2.01)           (1.26)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           3.17            (2.10)           (1.32)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Realized Gain                                                              --               --            (0.00)++
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      10.43     $       7.26     $       9.36
=====================================================================================================================
TOTAL RETURN                                                                  43.80%          (22.44)%         (12.35)%
=====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $    484,136     $    215,899     $    184,099
Ratio of Expenses to Average Net Assets (2)                                    1.35%            1.35%            1.35%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)               (1.18)%          (1.07)%          (0.97)%
Portfolio Turnover Rate                                                         160%             133%             144%
---------------------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.51%            1.47%            1.50%
      Net Investment Income (Loss) to Average Net Assets                      (1.34)%          (1.19)%          (1.12)%
---------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS B
                                                                       -----------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                       -----------------------------
SELECTED PER SHARE DATA AND RATIOS                                             2000             1999
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $      13.01     $       7.93
====================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                (0.10)           (0.08)
  Net Realized and Unrealized Gain (Loss) on Investments                      (0.67)            7.26
----------------------------------------------------------------------------------------------------
    Total from Investment Operations                                          (0.77)            7.18
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Realized Gain                                                           (1.56)           (2.10)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      10.68     $      13.01
====================================================================================================
TOTAL RETURN                                                                  (6.81)%          95.97%
====================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $     91,069     $     14,775
Ratio of Expenses to Average Net Assets (2)                                    1.50%            1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)               (0.97)%          (0.87)%
Portfolio Turnover Rate                                                         129%             204%
----------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.55%            1.66%
      Net Investment Income (Loss) to Average Net Assets                      (1.02)%           1.03%
----------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.
++   Amount is less than $0.005 per share.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

FINANCIAL HIGHLIGHTS

TECHNOLOGY PORTFOLIO

                                                                                            CLASS A
                                                                       ----------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                             2003             2002             2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $       6.69     $      12.76     $      25.82
=====================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                (0.09)+          (0.10)+          (0.18)
  Net Realized and Unrealized Gain (Loss) on Investments                       3.23            (5.97)          (12.00)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           3.14            (6.07)          (12.18)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Realized Gain                                                              --               --            (0.88)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $       9.83     $       6.69     $      12.76
=====================================================================================================================
TOTAL RETURN                                                                  46.94%~         (47.57)%         (47.89)%
=====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $     24,934     $     20,331     $     42,195
Ratio of Expenses to Average Net Assets(1)                                     1.26%            1.26%            1.26%
Ratio of Expenses to Average Net Assets Excluding Interest Expense             1.25%            1.25%            1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)                (1.07)%          (1.11)%          (1.09)%
Portfolio Turnover Rate                                                         156%             122%             107%
---------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.51%            1.46%            1.34%
      Net Investment Income (Loss) to Average Net Assets                      (1.32)%          (1.32)%          (1.17)%
---------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS A
                                                                       -----------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                       -----------------------------
SELECTED PER SHARE DATA AND RATIOS                                             2000             1999
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $      38.91     $      17.98
====================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                (0.34)           (0.28)+
  Net Realized and Unrealized Gain (Loss) on Investments                      (7.69)           28.07
----------------------------------------------------------------------------------------------------
    Total from Investment Operations                                          (8.03)           27.79
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Realized Gain                                                           (5.06)           (6.86)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      25.82     $      38.91
====================================================================================================
TOTAL RETURN                                                                 (22.67)%         160.62%
====================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $    101,588     $     82,190
Ratio of Expenses to Average Net Assets(1)                                     1.26%            1.26%
Ratio of Expenses to Average Net Assets Excluding Interest Expense             1.25%            1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)                (1.05)%          (1.06)%
Portfolio Turnover Rate                                                         150%             250%
----------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.29%            1.28%
      Net Investment Income (Loss) to Average Net Assets                      (1.08)%          (1.09)%
----------------------------------------------------------------------------------------------------

                                                                                            CLASS B
                                                                       ----------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                             2003             2002             2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $       6.61     $      12.61     $      25.58
=====================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                (0.11)+          (0.12)+          (0.21)
  Net Realized and Unrealized Gain (Loss) on Investments                       3.19            (5.88)          (11.88)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           3.08            (6.00)          (12.09)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Realized Gain                                                              --               --            (0.88)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $       9.69     $       6.61     $      12.61
=====================================================================================================================
TOTAL RETURN                                                                  46.44%~         (47.62)%         (47.99)%
=====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $      4,437     $      1,872     $      3,137
Ratio of Expenses to Average Net Assets(2)                                     1.51%            1.51%            1.51%
Ratio of Expenses to Average Net Assets Excluding Interest Expense             1.50%            1.50%            1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)               (1.32)%          (1.36)%          (1.34)%
Portfolio Turnover Rate                                                         156%             122%             107%
---------------------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.76%            1.71%            1.59%
      Net Investment Income (Loss) to Average Net Assets                      (1.57)%          (1.57)%          (1.42)%
---------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS B
                                                                       -----------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                       -----------------------------
SELECTED PER SHARE DATA AND RATIOS                                             2000             1999
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $      38.69     $      17.92
====================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                (0.41)           (0.35)+
  Net Realized and Unrealized Gain (Loss) on Investments                      (7.64)           27.98
----------------------------------------------------------------------------------------------------
    Total from Investment Operations                                          (8.05)           27.63
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Realized Gain                                                           (5.06)           (6.86)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      25.58     $      38.69
====================================================================================================
TOTAL RETURN                                                                 (22.86)%         160.26%
====================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $      6,251     $      4,192
Ratio of Expenses to Average Net Assets(2)                                     1.51%            1.51%
Ratio of Expenses to Average Net Assets Excluding Interest Expense             1.50%            1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)               (1.30)%          (1.31)%
Portfolio Turnover Rate                                                         150%             250%
----------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.54%            1.53%
      Net Investment Income (Loss) to Average Net Assets                      (1.34)%          (1.32)%
----------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.
~ Performance was positively impacted by approximately 0.68%, due to the receipt of proceeds from the settlement of class action suits involving, primarily, one of the Portfolio's holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occured, the total return for Class A shares and Class B shares would have been approximately 46.26% and 45.76%, respectively.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

FINANCIAL HIGHLIGHTS

U.S. REAL ESTATE PORTFOLIO

                                                                                            CLASS A
                                                                       ----------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                             2003             2002             2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $      13.55     $      14.63     $      14.50
=====================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.48+            0.52+            0.60
  Net Realized and Unrealized Gain (Loss) on Investments                       4.55            (0.48)            0.71
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           5.03             0.04             1.31
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.48)           (0.52)           (0.57)
  Net Realized Gain                                                           (0.18)           (0.60)           (0.61)
---------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                       (0.66)           (1.12)           (1.18)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      17.92     $      13.55     $      14.63
=====================================================================================================================
TOTAL RETURN                                                                  37.61%            0.18%            9.27%
=====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $    897,551     $    655,274     $    696,871
Ratio of Expenses to Average Net Assets(1)                                     1.00%            0.99%            1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)                 3.08%            3.49%            4.19%
Portfolio Turnover Rate                                                          17%              47%              33%
---------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.01%            0.99%            1.01%
      Net Investment Income (Loss) to Average Net Assets                       3.07%            3.49%            4.18%
---------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS A
                                                                       -----------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                       -----------------------------
SELECTED PER SHARE DATA AND RATIOS                                             2000             1999
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $      11.84     $      12.71
====================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.51             0.81
  Net Realized and Unrealized Gain (Loss) on Investments                       2.94            (0.98)
----------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           3.45            (0.17)
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.56)           (0.66)
  Net Realized Gain                                                           (0.23)           (0.04)
----------------------------------------------------------------------------------------------------
    Total Distributions                                                       (0.79)           (0.70)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      14.50     $      11.84
====================================================================================================
TOTAL RETURN                                                                  29.65%           (1.48)%
====================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $    584,263     $    311,064
Ratio of Expenses to Average Net Assets(1)                                     1.00%            1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)                 4.13%            6.52%
Portfolio Turnover Rate                                                          31%              47%
----------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.01%            1.02%
      Net Investment Income (Loss) to Average Net Assets                       4.11%            6.51%
----------------------------------------------------------------------------------------------------

                                                                                            CLASS B
                                                                       ----------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                             2003             2002             2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $      13.47     $      14.55     $      14.45
=====================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.45+            0.45+            0.56
  Net Realized and Unrealized Gain (Loss) on Investments                       4.50            (0.45)            0.68
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           4.95               --             1.24
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.44)           (0.48)           (0.53)
  Net Realized Gain                                                           (0.18)           (0.60)           (0.61)
---------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                       (0.62)           (1.08)           (1.14)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      17.80     $      13.47     $      14.55
=====================================================================================================================
TOTAL RETURN                                                                  37.23%           (0.07)%           8.78%
=====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $     70,146     $     31,584     $     23,198
Ratio of Expenses to Average Net Assets(2)                                     1.25%            1.24%            1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets(2)                 2.83%            3.24%            3.96%
Portfolio Turnover Rate                                                          17%              47%              33%
---------------------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.26%            1.24%            1.26%
      Net Investment Income (Loss) to Average Net Assets                       2.82%            3.24%            3.95%
---------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS B
                                                                       -----------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                       -----------------------------
SELECTED PER SHARE DATA AND RATIOS                                             2000             1999
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $      11.80     $      12.67
====================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.49             0.82
  Net Realized and Unrealized Gain (Loss) on Investments                       2.92            (1.02)
----------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           3.41            (0.20)
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.53)           (0.63)
  Net Realized Gain                                                           (0.23)           (0.04)
----------------------------------------------------------------------------------------------------
    Total Distributions                                                       (0.76)           (0.67)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      14.45     $      11.80
====================================================================================================
TOTAL RETURN                                                                  29.36%           (1.73)%
====================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $     20,235     $     13,418
Ratio of Expenses to Average Net Assets(2)                                     1.25%            1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets(2)                 3.83%            6.13%
Portfolio Turnover Rate                                                          31%              47%
----------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.26%            1.27%
      Net Investment Income (Loss) to Average Net Assets                       3.81%            6.12%
----------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

FINANCIAL HIGHLIGHTS

VALUE EQUITY PORTFOLIO

                                                                                            CLASS A
                                                                       ----------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                             2003             2002             2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $       7.21     $       9.68     $      10.32
=====================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.13+            0.14+            0.15+
  Net Realized and Unrealized Gain (Loss) on Investments                       2.09            (2.47)           (0.31)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           2.22            (2.33)           (0.16)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.13)           (0.14)           (0.15)
  Net Realized Gain                                                              --               --            (0.33)
---------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                       (0.13)           (0.14)           (0.48)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $       9.30     $       7.21     $       9.68
=====================================================================================================================
TOTAL RETURN                                                                  31.05%          (24.22)%          (1.55)%
=====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $    108,997     $     76,452     $    101,691
Ratio of Expenses to Average Net Assets (1)                                    0.70%            0.70%            0.70%
Ratio of Expenses to Average Net Assets Excluding Interest Expense             0.70%             N/A              N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)                1.62%            1.69%            1.56%
Portfolio Turnover Rate                                                         130%              45%              50%
---------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                                           0.77%            0.76%            0.79%
      Net Investment Income (Loss) to Average Net Assets                       1.55%            1.63%            1.47%
---------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS A
                                                                       -----------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                       -----------------------------
SELECTED PER SHARE DATA AND RATIOS                                             2000             1999
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $       9.63     $      10.78
====================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.16             0.26
  Net Realized and Unrealized Gain (Loss) on Investments                       1.54             0.97
----------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           1.70             1.23
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.16)           (0.17)
  Net Realized Gain                                                           (0.85)           (2.21)
----------------------------------------------------------------------------------------------------
    Total Distributions                                                       (1.01)           (2.38)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      10.32     $       9.63
====================================================================================================
TOTAL RETURN                                                                  18.08%           11.63%
====================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $     70,454     $     46,768
Ratio of Expenses to Average Net Assets (1)                                    0.70%            0.73%
Ratio of Expenses to Average Net Assets Excluding Interest Expense              N/A             0.70%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)                1.64%            1.25%
Portfolio Turnover Rate                                                          62%              80%
----------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                                           0.81%            0.86%
      Net Investment Income (Loss) to Average Net Assets                       1.54%            1.12%
----------------------------------------------------------------------------------------------------

                                                                                            CLASS B
                                                                       ----------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                             2003             2002             2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $       7.21     $       9.67     $      10.32
=====================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.11+            0.12+            0.13+
  Net Realized and Unrealized Gain (Loss) on Investments                       2.10            (2.46)           (0.32)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           2.21            (2.34)           (0.19)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.11)           (0.12)           (0.13)
  Net Realized Gain                                                              --               --            (0.33)
---------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                       (0.11)           (0.12)           (0.46)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $       9.31     $       7.21     $       9.67
=====================================================================================================================
TOTAL RETURN                                                                  30.86%          (24.32)%          (1.89)%
=====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $     72,180     $     46,757     $     24,597
Ratio of Expenses to Average Net Assets (2)                                    0.95%            0.95%            0.95%
Ratio of Expenses to Average Net Assets Excluding Interest Expense             0.95%             N/A              N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (2)                1.37%            1.44%            1.25%
Portfolio Turnover Rate                                                         130%              45%              50%
---------------------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.02%            1.01%            1.04%
      Net Investment Income (Loss) to Average Net Assets                       1.30%            1.38%            1.17%
---------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS B
                                                                       -----------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                       -----------------------------
SELECTED PER SHARE DATA AND RATIOS                                             2000             1999
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $       9.60     $      10.76
====================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                 0.12             0.20
  Net Realized and Unrealized Gain (Loss) on Investments                       1.56             0.99
----------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           1.68             1.19
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.11)           (0.13)
  Net Realized Gain                                                           (0.85)           (2.22)
----------------------------------------------------------------------------------------------------
    Total Distributions                                                       (0.96)           (2.35)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $      10.32     $       9.60
====================================================================================================
TOTAL RETURN                                                                  17.92%           11.22%
====================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $        891     $        921
Ratio of Expenses to Average Net Assets (2)                                    0.95%            0.98%
Ratio of Expenses to Average Net Assets Excluding Interest Expense              N/A             0.95%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)                1.35%            1.01%
Portfolio Turnover Rate                                                          62%              80%
----------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                                           1.11%            1.13%
      Net Investment Income (Loss) to Average Net Assets                       1.24%            0.87%
----------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

December 31, 2003

FINANCIAL HIGHLIGHTS

EMERGING MARKETS DEBT PORTFOLIO

                                                                                            CLASS A
                                                                       ----------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                             2003             2002             2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $       2.95     $       2.95     $       2.88
=====================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income                                                        0.25+            0.27+            0.21
  Net Realized and Unrealized Gain (Loss) on Investments                       0.59             0.06             0.09
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           0.84             0.33             0.30
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.26)           (0.33)           (0.23)
  Return of Capital                                                              --               --               --
---------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                       (0.26)           (0.33)           (0.23)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $       3.53     $       2.95     $       2.95
=====================================================================================================================
TOTAL RETURN                                                                  28.46%           11.29%           10.57%
=====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $     54,647     $     48,769     $     52,561
Ratio of Expenses to Average Net Assets                                        1.16%            1.06%            1.13%
Ratio of Expenses to Average Net Assets Excluding Country Tax
  Expense and Interest Expense                                                 1.13%             N/A              N/A
Ratio of Net Investment Income to Average Net Assets                           7.48%            8.79%            8.22%
Portfolio Turnover Rate                                                         216%             157%             316%
---------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS A
                                                                       -----------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                       -----------------------------
SELECTED PER SHARE DATA AND RATIOS                                             2000             1999
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $       3.00     $       2.61
====================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income                                                        0.55             0.43+
  Net Realized and Unrealized Gain (Loss) on Investments                      (0.17)            0.34
----------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           0.38             0.77
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.50)           (0.37)
  Return of Capital                                                              --            (0.01)
----------------------------------------------------------------------------------------------------
    Total Distributions                                                       (0.50)           (0.38)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $       2.88     $       3.00
====================================================================================================
TOTAL RETURN                                                                  12.81%           29.22%
====================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $     47,080     $     52,654
Ratio of Expenses to Average Net Assets                                        1.15%            1.40%
Ratio of Expenses to Average Net Assets Excluding Country Tax
  Expense and Interest Expense                                                 1.10%            1.29%
Ratio of Net Investment Income to Average Net Assets                          13.33%           13.12%
Portfolio Turnover Rate                                                         375%             249%
----------------------------------------------------------------------------------------------------

                                                                                            CLASS B
                                                                       ----------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                             2003             2002             2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $       3.00     $       3.01     $       2.92
=====================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income                                                        0.25+            0.26+            0.30
  Net Realized and Unrealized Gain (Loss) on Investments                       0.60             0.05             0.02
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           0.85             0.31             0.32
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.25)           (0.32)           (0.23)
  Return of Capital                                                              --               --               --
---------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                       (0.25)           (0.32)           (0.23)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $       3.60     $       3.00     $       3.01
=====================================================================================================================
TOTAL RETURN                                                                  28.34%           10.34%           10.50%
=====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $        429     $        343     $        429
Ratio of Expenses to Average Net Assets                                        1.41%            1.31%            1.38%
Ratio of Expenses to Average Net Assets Excluding Country Tax
  Expense and Interest Expense                                                 1.38%             N/A              N/A
Ratio of Net Investment Income to Average Net Assets                           7.23%            8.54%            7.97%
Portfolio Turnover Rate                                                         216%             157%             316%
---------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS B
                                                                       -----------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                       -----------------------------
SELECTED PER SHARE DATA AND RATIOS                                             2000             1999
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $       3.03     $       2.66
====================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income                                                        0.20             0.28+
  Net Realized and Unrealized Gain (Loss) on Investments                       0.17             0.46
----------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           0.37             0.74
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                       (0.48)           (0.05)
  Return of Capital                                                              --            (0.32)
----------------------------------------------------------------------------------------------------
    Total Distributions                                                       (0.48)           (0.37)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $       2.92     $       3.03
====================================================================================================
TOTAL RETURN                                                                  12.50%           28.01%
====================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $        387     $        860
Ratio of Expenses to Average Net Assets                                        1.40%            1.65%
Ratio of Expenses to Average Net Assets Excluding Country Tax
  Expense and Interest Expense                                                 1.35%            1.55%
Ratio of Net Investment Income to Average Net Assets                          13.28%           12.85%
Portfolio Turnover Rate                                                         375%             249%
----------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

FINANCIAL HIGHLIGHTS

MONEY MARKET PORTFOLIO

                                                                                      CLASS A
                                                           --------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                            2003        2002           2001           2000          1999
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $    1.000   $     1.000   $     1.000    $     1.000    $     1.000
===============================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income                                         0.007+        0.013         0.038          0.060          0.047
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                        (0.007)       (0.013)       (0.038)        (0.060)        (0.047)
===============================================================================================================================
NET ASSET VALUE, END OF PERIOD                             $    1.000   $     1.000   $     1.000    $     1.000    $     1.000
===============================================================================================================================
TOTAL RETURN                                                     0.64%         1.30%         3.82%          6.06%          4.80%
===============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                      $  795,399   $ 1,369,935   $ 2,706,283    $ 3,026,412    $ 2,931,316
Ratio of Expenses to Average Net Assets                          0.51%         0.48%         0.48%          0.48%          0.50%
Ratio of Net Investment Income to Average Net Assets             0.69%         1.32%         3.90%          6.07%          4.73%
-------------------------------------------------------------------------------------------------------------------------------

MUNICIPAL MONEY MARKET PORTFOLIO

                                                                                      CLASS A
                                                           --------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                            2003        2002           2001           2000          1999
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $    1.000   $    1.000    $     1.000    $     1.000    $     1.000
===============================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income                                         0.005+       0.009          0.022          0.035          0.027
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                        (0.005)      (0.009)        (0.022)        (0.035)        (0.027)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $    1.000   $    1.000    $     1.000    $     1.000    $     1.000
===============================================================================================================================
TOTAL RETURN                                                     0.50%        0.90%          2.23%          3.57%          2.77%
===============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                      $  511,551   $  910,426    $ 1,346,818    $ 1,476,436    $ 1,405,646
Ratio of Expenses to Average Net Assets                          0.50%        0.48%          0.49%          0.48%          0.50%
Ratio of Net Investment Income to Average Net Assets             0.54%        0.90%          2.25%          3.50%          2.76%
-------------------------------------------------------------------------------------------------------------------------------

+ Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of twenty-one separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). Each Portfolio (with the exception of the International Small Cap, Money Market and Municipal Money Market Portfolios) offers two classes of shares - Class A and Class B. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

For detailed descriptions of the investment objectives of each of the Portfolios and other related information, please refer to the Prospectuses of the Fund. Generally, the investment objective of the domestic and international equity portfolios is to seek capital appreciation by investing in equity and equity-related securities. The investment objective of the international fixed income portfolio is primarily to seek a high total return consistent with preservation of capital. The investment objective of the money market portfolios is to seek current income and preserve capital. The International Equity Portfolio is authorized to issue 500 million shares per class but is currently closed to new accounts.

On September 26, 2003, the net assets of the Small Cap Growth Portfolio's (formerly a Portfolio of Morgan Stanley Institutional Fund Trust) Institutional and Adviser Class shares were merged into the Small Company Growth Portfolio's Class A and B shares, respectively, through a tax-free exchange. In exchange for the $100,203,000 in net assets received, including $13,556,000 in unrealized appreciation, 10,221,445 Class A and 212,563 Class B shares of the Small Company Growth Portfolio were issued. Prior to the combination, the net assets of the Small Company Growth Portfolio totaled $497,416,000. Immediately after the combination, the net assets of the Small Company Growth Portfolio totaled $597,618,000.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States. Such policies are consistently followed by the Fund in the preparation of the financial statements. Accounting principles generally accepted in the United States may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NAS-DAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value. Securities owned by the Money Market and Municipal Money Market Portfolios are stated at amortized cost, which approximates market value.

    All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

    Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors.

2. REPURCHASE AGREEMENTS: The Portfolios may enter into repurchase agreements under which a Portfolio lends

2003 ANNUAL REPORT

December 31, 2003

NOTES TO FINANCIAL STATEMENTS (CONT'D)

    excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Portfolios, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

3. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities-at the prevailing rates of exchange on the valuation date;

    - investment transactions, investment income and expenses-at the prevailing rates of exchange on the dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of government supervision and regulation of foreign securities markets and the possibility of political or economic instability.

    Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued on the Statement of Net Assets.

4. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolios as unrealized gain or loss. The Portfolios record

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

NOTES TO FINANCIAL STATEMENTS (CONT'D)

    realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Credit risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gains on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5. LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. A Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolios have the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. The Portfolios generally have no right to enforce compliance by the borrower under the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation and any intermediaries between the Lender and the Portfolio. When a Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigningLender.

6. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which a Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. Dividends and interest payable on such securities sold short are included in dividend expense and interest expense, respectively, in the Statement of Operations. A Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the Portfolio's records or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolios involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from the purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

8. SECURITY LENDING: Certain Portfolios may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of securities loaned increases above the value of the collateral received.

    Portfolios that lend securities receive cash or securities as collateral in the amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is invested by the securities lending agent in accordance with pre-established guidelines. A portion of the interest received on the loan collateral is retained by the Portfolio, and the remainder is rebated to the borrower of the securities. From the interest retained by the Portfolio, 25% of such amount is paid to the securities lending agent for its services. The net amount of interest earned, after the interest rebate and allocation to the securities lending agent, is included in the Statement of Operations in interest income. The value of the loaned securities and related collateral outstanding at December 31, 2003 were as follows:

                                        VALUE OF
                                          LOANED      VALUE OF
                                      SECURITIES    COLLATERAL
    PORTFOLIO                              (000)         (000)
    ----------------------------------------------------------
    Active International Allocation   $   28,550    $   29,844
    Emerging Markets                     110,437       113,339
    European Value Equity                  1,321         1,369
    International Equity                 418,289       436,771
    International Magnum                   6,968         7,297

2003 ANNUAL REPORT

December 31, 2003

NOTES TO FINANCIAL STATEMENTS (CONT'D)

    The following Portfolios had income from securities lending (after rebates to borrowers and fee paid to securities lending agent):

                                          NET INTEREST
                                             EARNED BY
                                             PORTFOLIO
    PORTFOLIO                                    (000)
    --------------------------------------------------
    Active International Allocation       $        164
    Emerging Markets                               253
    European Value Equity                           13
    International Equity                         3,779
    International Magnum                            60

9. STRUCTURED SECURITIES: The Emerging Markets Debt Portfolio may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Portfolio to credit risks of the underlying instruments as well as of the issuer of the structured security. Structured securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments; however, any loss is limited to the amount of the original investment.

10. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash, government securities or other high grade liquid investments deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date the contract was entered into and the value at closing is recorded as a realized gain or loss in the Statement of Operations. Due from (to) broker includes both initial margin and variation margin, as stated in the Statement of Net Assets.

    Certain Portfolios may use futures contracts in order to manage their exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets.

    Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of hedged investments.

11. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, a Portfolio, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

    Certain Portfolios may purchase call and put options on their portfolio securities or other financial instruments. Each Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

12. UNFUNDED COMMITMENTS: Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and Cabot Industrial Value Fund, Inc., the Portfolio has made a subscription commitment of $5,000,000 for which it will receive 10,000 shares of common stock. As of December 31, 2003, Cabot Industrial Value Fund, Inc. has drawn down $237,500, which represents 4.8% of the commitment.

    Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and BRCP REIT, LLC I, the Portfolio has made a subscription commit-

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

NOTES TO FINANCIAL STATEMENTS (CONT'D)

    ment of $7,000,000 for which it will receive 7,000,000 shares of common stock. As of December 31, 2003, BRCP REIT, LLC I has drawn down $34,429, which represents 0.5% of the commitment.

13. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Dividends to the shareholders of the Money Market and the Municipal Money Market Portfolios are accrued daily and are distributed on or about the 15th of each month. Distributions for the remaining Portfolios are recorded on the ex-distribution date.

    The U.S. Real Estate Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

    For certain Portfolios that invest in international securities, a 2.00% redemption fee is imposed on shares purchased in those Portfolios and held less than 60 days. The purpose of the redemption fees is to protect the Portfolios and their shareholders from the effects of short-term trading in Portfolios' shares. These fees, if any, are included in Capital Share Redemptions on the Statement of Changes in Net Assets.

B. INVESTMENT ADVISORY FEES: Morgan Stanley Investment Management, Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Fund with investment advisory services under the terms of an Investment Advisory and Management Agreement (the "Agreement") at the annual rates of average daily net assets indicated below. MS Investment Management has voluntarily agreed to reduce fees payable to it and to reimburse the Portfolios, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                          MAXIMUM
                                                       EXPENSE RATIO
                                ADVISORY            ------------------
PORTFOLIO                            FEE              CLASS A  CLASS B
----------------------------------------------------------------------
Active International Allocation      0.65%              0.80%    1.05%
Asian Real Estate                    0.80               1.00     1.25
Emerging Markets                     1.25               1.75     2.00
European Real Estate                 0.80               1.00     1.25
European Value Equity                0.80               1.00     1.25
Global Franchise                     0.80               1.00     1.25
Global Value Equity                  0.80               1.00     1.25
International Equity                 0.80               1.00     1.25
International Magnum                 0.80               1.00     1.25
International Small Cap              0.95               1.15      N/A
Japanese Value Equity                0.80               1.00     1.25
Latin American                       1.10               1.70     1.95
Equity Growth                        0.60               0.80     1.05
Focus Equity                         0.80               1.00     1.25
Small Company Growth                 1.00               1.10     1.35
Technology                           1.00               1.25     1.50
U.S. Real Estate                     0.80               1.00     1.25
Value Equity                         0.50               0.70     0.95
Emerging Markets Debt                0.75               1.75     2.00
Money Market                         0.30               0.55      N/A
Municipal Money Market               0.30               0.57      N/A

The Adviser has entered into Sub-Advisory Agreements with Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Asset & Investment Trust Management Co., Limited and Morgan Stanley Investment Management Company (each a "Sub-Adviser"), all wholly-owned subsidiaries of Morgan Stanley. The Sub-Advisers, subject to the control and supervision of the Fund, its officers, Directors and the Adviser, and in accordance with the investment objectives, policies and restrictions of the Portfolios, make certain day-to-day investment decisions for certain Portfolios and place certain of the Portfolios' purchase and sales orders. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolios which receive these services.

C. ADMINISTRATOR: MS Investment Management (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.15% of the average daily net assets of each Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. In addition, the

2003 ANNUAL REPORT

December 31, 2003

NOTES TO FINANCIAL STATEMENTS (CONT'D)

Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. DISTRIBUTOR: Morgan Stanley & Co., Incorporated (the "Distributor"), a wholly-owned subsidiary of Morgan Stanley, and an affiliate of MS Investment Management, serves as the distributor of the Fund and provides Class B shareholders of the applicable Portfolios with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Distributor is entitled to receive from each applicable Portfolio, a distribution fee, which is accrued daily and paid quarterly, at an annual rate of 0.25% of the Class B shares' average daily net assets. The Distributor may voluntarily waive from time to time all or any portion of its distribution fee.

E. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

F. PURCHASES AND SALES: During the year ended December 31, 2003, purchases and sales of investment securities, other than long-term U.S. Government securities and short-term investments, were:

                                                       PURCHASES          SALES
PORTFOLIO                                                  (000)          (000)
--------------------------------------------------------------------------------
Active International Allocation                      $   145,205    $   166,095
Asian Real Estate                                          1,337          1,349
Emerging Markets                                         708,162        715,195
European Real Estate                                       9,280         13,500
European Value Equity                                     23,587         28,477
Global Franchise                                          30,421         17,508
Global Value Equity                                       41,782         36,694
International Equity                                   2,629,170      2,161,239
International Magnum                                      41,643         39,782
International Small Cap                                  423,267        231,569
Japanese Value Equity                                     25,206         26,275
Latin American                                            22,649         23,483
Equity Growth                                            901,712        853,645
Focus Equity                                             102,600        101,989
Small Company Growth                                   1,025,075        720,552
Technology                                                40,328         43,656
U.S. Real Estate                                         157,688        134,323
Value Equity                                             194,304        171,046
Emerging Markets Debt                                    113,477        119,656

There were no purchases and sales of U.S. Government securities for the year ended December 31, 2003.

During the year ended December 31, 2003, the following Portfolios paid brokerage commissions to Morgan Stanley & Co., an affiliated broker/dealer:

                                           BROKERAGE
                                         COMMISSIONS
PORTFOLIO                                      (000)
----------------------------------------------------
Asian Real Estate                        $         1
Emerging Markets                                  36
Global Value Equity                                5
International Magnum                               1
Japanese Value Equity                              3
Latin American                           $         1
Equity Growth                                      3
Focus Equity                                       1
Technology                                         3
Value Equity                                       1

Additionally, during the year ended December 31, 2003, Emerging Markets Portfolio paid $12,000 brokerage commissions to China International Capital Corporation, an affiliated broker/dealer.

G. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned. Taxes may also be based on the movement of foreign currency and are accrued based on the value of investments denominated in such currency.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The Municipal Money Market Portfolio's ordinary income distributions shown below include tax-exempt as well as taxable components. The tax character of distributions paid during 2003 and 2002 were as follows:

                                      2003 DISTRIBUTIONS        2002 DISTRIBUTIONS
                                           PAID FROM:                PAID FROM:
                                  ------------------------   ------------------------
                                    ORDINARY     LONG-TERM     ORDINARY     LONG-TERM
                                      INCOME  CAPITAL GAIN       INCOME  CAPITAL GAIN
PORTFOLIO                              (000)         (000)        (000)         (000)
-------------------------------------------------------------------------------------
Active International
  Allocation                      $    6,218  $         --   $    7,649  $         --
Asian Real Estate                        164            --           82            --
Emerging Markets                      11,724            --          324            --
European Real Estate                     632            --        1,087            --
European Value Equity                    610            --          510            --
Global Franchise                         440           359          169            --
Global Value Equity                      812           472          861           601
International Equity                 104,424            --      104,631            --
International Magnum                   1,640            --          465            --
International Small Cap               13,275         9,855        4,992           149
Latin American                           413            --          234            --
Equity Growth                          1,970            --        1,002            --
Focus Equity                             137            --           --            --
U.S. Real Estate                      27,350         7,144       30,807        27,284
Value Equity                           2,028            --        2,149            --
Emerging Markets Debt                  3,765            --        5,066            --
Money Market                           7,531            --       23,615            --
Municipal Money Market                 4,229            --       10,310            --

2003 ANNUAL REPORT

December 31, 2003

NOTES TO FINANCIAL STATEMENTS (CONT'D)

In addition to the amount shown in the table above for 2003, the Emerging Markets Portfolio had a Return of Capital of approximately $677,000.

The amount and character of income and capital gain distributions to be paid by the Portfolios of the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent book and tax basis differences may result in reclassification among undistributed (distributions in excess of) net investment income (or accumulated net investment loss), accumulated net realized gain (loss) and paid-in capital.

At December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                                   UNDISTRIBUTED
                                                   UNDISTRIBUTED      LONG-TERM
                                                 ORDINARY INCOME   CAPITAL GAIN
PORTFOLIO                                                  (000)           (000)
--------------------------------------------------------------------------------
Active International Allocation                      $     2,516   $          --
Asian Real Estate                                             12              --
European Real Estate                                           2              --
European Value Equity                                         18              --
Global Franchise                                              62             164
Global Value Equity                                           10              --
International Magnum                                         563              --
International Small Cap                                      851          11,169
Latin American                                                28              --
U.S. Real Estate                                           2,120           2,445
Value Equity                                                   5              --
Money Market                                                 352              --
Municipal Money Market                                       165              --

Any Portfolios not shown above had no distributable earnings on a tax basis at December 31, 2003. The undistributed ordinary income for the Municipal Money Market represents tax-exempt income.

At December 31, 2003, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each of the Portfolios (excluding foreign currency if applicable) were:

                                                                                           NET
                                                                                  APPRECIATION
                                             COST   APPRECIATION  DEPRECIATION  (DEPRECIATION)
PORTFOLIO                                    (000)         (000)         (000)           (000)
----------------------------------------------------------------------------------------------
Active International
  Allocation                           $   353,210  $     41,946  $    (24,189) $       17,757
Asian Real Estate                            2,731           369           (78)            291
Emerging Markets                           993,862       271,462       (91,582)        179,880
European Real Estate                        17,221         5,543          (202)          5,341
European Value Equity $                     30,185  $      4,119  $        (55) $        4,064
Global Franchise                            65,930        17,024          (266)         16,758
Global Value Equity                         80,889         9,192        (1,963)          7,229
International Equity                     5,573,695     1,099,393       (33,475)      1,065,918
International Magnum                        94,292        13,136        (4,350)          8,786
International Small Cap                    742,822       173,243       (18,898)        154,345
Japanese Value Equity                       40,179         2,518        (5,865)         (3,347)
Latin American                              23,565         4,510        (1,007)          3,503
Equity Growth                              707,220        81,119        (8,186)         72,933
Focus Equity                                71,909         3,346        (2,382)            964
Small Company Growth                       690,927       116,229        (7,227)        109,002
Technology                                  29,989         2,233        (2,582)           (349)
U.S. Real Estate                           741,462       245,168       (23,253)        221,915
Value Equity                               163,099        18,534        (1,392)         17,142
Emerging Markets Debt                       51,077         3,719          (977)          2,742
Money Market                               796,605            --            --              --
Municipal Money Market                     505,654            --            --              --

At December 31, 2003, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to theextent provided by regulations, through the indicated expirationdates:

                                         EXPIRATION DATE DECEMBER 31, (000)
--------------------------------------------------------------------------------------------------------------
PORTFOLIO            2005       2006        2007         2008       2009         2010       2011       TOTAL
--------------------------------------------------------------------------------------------------------------
Active
 International
 Allocation       $     --    $     --    $     --     $    --   $  20,350   $  60,663   $  25,496   $ 106,509
Asian Real
 Estate                 --       2,124          --          --          --          68          --       2,192
Emerging
 Markets                --          --          --          --     226,877     102,772          --     329,649
European Real
 Estate                 --          --       3,661         215         101          --          --       3,977
European
 Value Equity           --          --          --          --         717       1,359          82       2,158
Global Value
 Equity                 --          --          --          --          --          --       3,058       3,058
International
 Equity*                --          --          --          --          --          --      41,510      41,510
International
 Magnum                 --          --          --          --      11,881       4,936       2,377      19,194
Japanese
 Value
 Equity              7,168      23,700         583          --          --       3,162          --      34,613
Latin
 American               --      14,256       5,508          --       1,705       4,597          --      26,066
Equity
 Growth                 --          --          --          --      33,000     117,051      22,405     172,456
Focus Equity            --          --          --          --      10,195      21,111          --      31,306
Small
 Company
 Growth                 --          --          --          --          --      35,937          --      35,937
Technology              --          --          --          --      50,529      28,302       3,366      82,197
Value Equity            --          --          --          --          --      22,807          --      22,807
Emerging
 Markets
 Debt                   --      76,263       9,761          --         704          --          --      86,728

* Amounts based on October 31 tax year end.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

NOTES TO FINANCIAL STATEMENTS (CONT'D)

In addition to the $35,937,000 in unused capital losses attributed to the Small Company Growth Portfolio in the table above, approximately $111,705,000 has been brought forward as a result of the Portfolio's merger with the MSIFT Small Cap Growth Portfolio. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards may apply. This acquired capital loss carryforward is expected to expire between 2009-2010.

During the year ended December 31, 2003, the following Portfolios utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately:

                                          CAPITAL LOSS
                                          CARRYFORWARD
                                              UTILIZED
PORTFOLIO                                        (000)
------------------------------------------------------
Asian Real Estate                         $         66
Emerging Markets                                40,108
European Real Estate                             2,330
International Small Cap                          9,475
Japanese Value Equity                            2,544
Latin American                                     797
Focus Equity                                     4,455
Small Company Growth                            54,233
Value Equity                                       294
Emerging Markets Debt                            6,752

In addition to the $54,233,000 utilized capital loss carryfor-ward attributed to the Small Company Growth Portfolio in the table above, approximately $8,305,000 of capital losses acquired from MSIFT Small Cap Growth Portfolio were utilized for federal tax purposes during the year ended December 31, 2003.

To the extent that capital loss carryovers are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Net capital, passive investment company (PFIC), and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2003, the Portfolio deferred to January 1, 2004 for U.S. Federal income tax purposes, post-October capital, PFIC and currency losses as indicated:

                                       CAPITAL            CURRENCY
                                        LOSSES     PFIC     LOSSES
PORTFOLIO                                (000)    (000)      (000)
------------------------------------------------------------------
Active International Allocation      $   2,897  $    --   $     --
Emerging Markets                            --       --        185
Global Franchise                            --       --        675
Global Value Equity                        179       --         --
International Small Cap                     --      235         --
Latin American                              --       --          1
Technology                                 167       --         --
Value Equity                               483       --         --

For the fiscal year ended December 31, 2003, the Global Franchise and International Equity Portfolios realized gains from in-kind redemptions of $584,000 and $14,820,000, respectively.

H. OTHER: The net assets of certain Portfolios include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities. Further, at times certain of the Portfolios' investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

The Emerging Markets Debt Portfolio holds a significant portion of its investments in securities which are traded by a small number of market makers who may also be utilized by the Portfolio to provide pricing information used to value such investments. The amounts realized upon disposition of these securities may differ from the value reflected on the Statement of Net Assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, currently no central registration system exists and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a counterparty's failure to complete the transaction.

A portion of the securities of the Municipal Money Market Portfolio are insured by certain companies specializing in the insurance of municipal debt obligations. At December 31, 2003, approximately 30.2% of the net assets of the Municipal Money Market Portfolio are covered by such insurance. The insurers and their obligations are as follows:

     Ambac                9.3%
     FSA                  8.5
     MBIA                 6.1
     FGIC                 5.4
     XLCA                 0.9

At December 31, 2003, certain Portfolios had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Portfolios.

2003 ANNUAL REPORT

December 31, 2003

NOTES TO FINANCIAL STATEMENTS (CONT'D)

These Portfolios and the aggregate percentage of such owners were as follows:

                                                        PERCENTAGE OF OWNERSHIP
                                                        -----------------------
PORTFOLIO                                                CLASS A        CLASS B
-------------------------------------------------------------------------------
Active International Allocation                             13.3%          78.4%
Asian Real Estate                                             --           99.9
Emerging Markets                                              --           90.4
European Real Estate                                        70.9           84.8
European Value Equity                                       23.1           93.1
Global Franchise                                            34.4           28.3
Global Value Equity                                         62.9           83.3
International Equity                                          --           70.7
International Magnum                                        41.5           94.7
International Small Cap                                     13.4            N/A
Japanese Value Equity                                       24.0           85.2
Latin American                                              81.5           89.3
Equity Growth                                               38.8           81.4
Focus Equity                                                54.3           27.1
Small Company Growth                                          --           54.7
Technology                                                  58.2           77.6
U.S. Real Estate                                            33.8           68.4
Value Equity                                                72.5           83.7
Emerging Markets Debt                                       75.6           89.7
Money Market                                                11.1            N/A

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
MORGAN STANLEY INSTITUTIONAL FUND, INC.

We have audited the accompanying statements of net assets of the Morgan Stanley Institutional Fund, Inc. (comprising, respectively, the Active International Allocation Portfolio, Asian Real Estate Portfolio, Emerging Markets Portfolio, European Real Estate Portfolio, European Value Equity Portfolio, Global Franchise Portfolio, Global Value Equity Portfolio, International Equity Portfolio, International Magnum Portfolio, International Small Cap Portfolio, Japanese Value Equity Portfolio, Latin American Portfolio, Equity Growth Portfolio, Focus Equity Portfolio, Small Company Growth Portfolio, Technology Portfolio, U.S. Real Estate Portfolio, Value Equity Portfolio, Emerging Markets Debt Portfolio, Money Market Portfolio and Municipal Money Market Portfolio) (the "Fund") as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1999 were audited by other auditors whose report, dated February 18, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Morgan Stanley Institutional Fund, Inc. at December 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
February 11, 2004

2003 ANNUAL REPORT

December 31, 2003

FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2003, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders for the Global Franchise, Global Value Equity, Equity Growth, Focus Equity and Value Equity Portfolios are 67.8%, 78.0%, 100%, 100% and 100%, respectively.

For the year ended December 31, 2003, the percentage of income earned from direct U.S. Treasury Obligations for the Money Market Portfolio is 8.5%. For the year ended December 31, 2003, the percentage of exempt interest dividends paid by the Municipal Money Market Portfolios is 99.7%.

For the year ended December 31, 2003, the following Portfolios intend to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

                                                                      FOREIGN       FOREIGN
                                                                   TAX CREDIT        SOURCE
                                                                 PASS-THROUGH        INCOME
              PORTFOLIO                                                 (000)         (000)
              -----------------------------------------------------------------------------
              Active International Allocation                    $        437   $     7,413
              Asian Real Estate                                             4            88
              Emerging Markets                                          1,675        23,480
              European Real Estate                                         93           748
              European Value Equity                                        90           921
              Global Value Equity                                         118           966
              International Equity*                                    11,930       135,560
              International Magnum                                        119         1,925
              International Small Cap                                   2,006        17,946
              Latin American                                               23           804

              *Amounts based on October 31 tax year end.

Each applicable Portfolio hereby designates the following amount as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal tax return:

                                                                                  LONG-TERM
                                                                         CAPITAL GAIN - 20%
              -----------------------------------------------------------------------------
              PORTFOLIO                                                               (000)
              Global Franchise                                                     $    359
              Global Value Equity                                                       472
              International Small Cap                                                 9,855
              U.S. Real Estate                                                        7,145

For the year ended December 31, 2003, qualified dividend income for each applicable Portfolio totaled:

                                                                                 QUALIFYING
                                                                                   DIVIDEND
                                                                                     INCOME
              PORTFOLIO                                                               (000)
              -----------------------------------------------------------------------------
              Active International Allocation                                    $    4,769
              Asian Real Estate                                                           8
              Emerging Markets                                                       14,205
              European Real Estate                                                      648
              European Value Equity                                                     681
              Global Franchise                                                        2,045
              Global Value Equity                                                     1,636
              International Equity                                                   76,688
              International Magnum                                                    1,313
              International Small Cap                                                15,167
              Latin American                                                            768
              Equity Growth                                                           7,364
              Focus Equity                                                              749
              Value Equity                                                            3,028

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

INDEPENDENT DIRECTORS:

                                                                                    NUMBER OF
                                                                                    PORTFOLIOS IN
                                          TERM OF                                   FUND
                                          OFFICE AND                                COMPLEX
                             POSITION(S)  LENGTH OF                                 OVERSEEN
NAME, AGE AND ADDRESS OF     HELD WITH    TIME          PRINCIPAL OCCUPATION(S)     BY              OTHER DIRECTORSHIPS
DIRECTOR                     REGISTRANT   SERVED*       DURING PAST 5 YEARS         DIRECTOR**      HELD BY DIRECTOR
---------------------------  -----------  ------------  ------------------------    --------------  -------------------------
Michael Bozic (62)           Director     Director      Retired; Director or        208             Director of Weirton
c/o Kramer Levin Naftalis &               since 2003    Trustee of the                              Steel Corporation.
Frankel LLP                                             Retail Funds and the
Counsel to the Independent                              Institutional Funds;
Directors                                               formerly Vice
919 Third Avenue                                        Chairman of Kmart
New York, NY 10022                                      Corporation,
                                                        Chairman and Chief
                                                        Executive Officer of
                                                        Levitz Furniture
                                                        Corporation and
                                                        President and Chief
                                                        Executive Officer of
                                                        Hills Department
                                                        Stores; formerly
                                                        variously Chairman,
                                                        Chief Executive
                                                        Officer, President
                                                        and Chief Operating
                                                        Officer of the Sears
                                                        Merchandise Group of
                                                        Sears, Roebuck & Co.

Edwin J. Garn (71)           Director     Director      Director or Trustee         208             Director of Franklin
Summit Ventures LLC                       since 2003    of the Retail Funds                         Covey (time
One Utah Center                                         and the                                     management systems),
201 South Main Street                                   Institutional Funds;                        BMW Bank of North
Salt Lake City, UT 84111                                member of the Utah                          America, Inc.
                                                        Regional Advisory                           (industrial loan
                                                        Board of Pacific                            corporation), United
                                                        Corp.; formerly,                            Space Alliance
                                                        United States                               (joint venture
                                                        Senator (R-Utah) and                        between Lockheed
                                                        Chairman, Senate                            Martin and The
                                                        Banking Committee,                          Boeing Company) and
                                                        Mayor of Salt Lake                          Nuskin Asia Pacific
                                                        City, Utah,                                 (multilevel
                                                        Astronaut, Space                            marketing); member
                                                        Shuttle Discovery                           of the board of
                                                        and Vice Chairman,                          various civic and
                                                        Huntsman Corporation                        charitable
                                                        (chemical company).                         organizations.

Wayne E. Hedien (69)         Director     Director      Retired; Director or        208             Director of the PMI
WEH Associates                            since 2003    Trustee of the                              Group Inc. (private
5750 Old Orchard Road                                   Retail Funds and the                        mortgage insurance);
Suite 530                                               Institutional Funds;                        Trustee and Vice
Skokie, IL 60077                                        formerly associated                         Chairman of the
                                                        with the Allstate                           Field Museum of
                                                        Companies, most                             Natural History;
                                                        recently as Chairman                        director of various
                                                        of The Allstate                             other business and
                                                        Corporation and                             charitable
                                                        Chairman and Chief                          organizations.
                                                        Executive Officer of
                                                        its wholly-owned
                                                        subsidiary, Allstate
                                                        Insurance Company.

Dr. Manuel H. Johnson (54)   Director     Director      Chairman of the             208             Director of NVR,
Johnson Smick                             since 2003    Audit Committee and                         Inc. (home
International, Inc.                                     Director or Trustee                         construction);
2099 Pennsylvania Avenue,                               of the Retail Funds                         Chairman and Trustee
NW Suite 950                                            and the                                     of the Financial
Washington, D.C. 20006                                  Institutional Funds;                        Accounting
                                                        Senior Partner,                             Foundation
                                                        Johnson Smick                               (oversight
                                                        International, Inc.                         organization of the
                                                        (consulting firm);                          Financial Accounting
                                                        Co-Chairman and a                           Standards Board);
                                                        founder of the Group                        Director of RBS
                                                        of Seven Council                            Greenwich Capital
                                                        (G7C), an                                   Holdings (financial
                                                        international                               holdings company).
                                                        economic commission;
                                                        formerly, Vice
                                                        Chairman of the
                                                        Board of Governors
                                                        of the Federal
                                                        Reserve System and
                                                        Assistant Secretary
                                                        of the U.S.
                                                        Treasury.

Joseph J. Kearns (61)        Director     Director      Deputy Chairman of          209             Director of Electro
Kearns & Associates LLC                   since 1994    the Audit Committee                         Rent Corporation
PMB754                                                  and Director or                             (equipment leasing),
23852 Pacific Coast Hwy.                                Trustee of the                              The Ford Family
Malibu, CA 90265                                        Retail Funds and the                        Foundation and the
                                                        Institutional Funds;                        UCLA Foundation.
                                                        previously Chairman
                                                        of the Audit
                                                        Committee of the
                                                        Institutional Funds;
                                                        President, Kearns &
                                                        Associates LLC
                                                        (investment
                                                        consulting);
                                                        formerly CFO of The
                                                        J. Paul Getty Trust.

Michael Nugent (67)          Director     Director      Chairman of the             208             Director of various
Triumph Capital, L.P.                     since 2001    Insurance Committee                         business organizations.
445 Park Avenue, 10th Floor                             and Director or
New York, NY 10022                                      Trustee of the
                                                        Retail Funds and the
                                                        Institutional Funds;
                                                        General Partner of
                                                        Triumph Capital,
                                                        L.P., (private
                                                        investment
                                                        partnership);
                                                        formerly Vice
                                                        President, Bankers
                                                        Trust Company and BT
                                                        Capital Corporation.

Fergus Reid (71)             Director     Director      Chairman of the             209             Trustee and
Lumelite Plastics                         since 2001    Governance Committee                        Director of certain
85 Charles Coleman Blvd.                                and Director or                             investment companies
Pawling, NY 12564                                       Trustee of the                              in the JPMorgan
                                                        Retail Funds and the                        Funds complex
                                                        Institutional Funds;                        managed by JP Morgan
                                                        Chairman of Lumelite                        Investment
                                                        Plastics                                    Management Inc.
                                                        Corporation.

2003 ANNUAL REPORT

December 31, 2003

DIRECTOR AND OFFICER INFORMATION (CONT'D)

INTERESTED DIRECTORS:

                                                                                    NUMBER OF
                                                                                    PORTFOLIOS IN
                                          TERM OF                                   FUND
                                          OFFICE AND                                COMPLEX
                             POSITION(S)  LENGTH OF                                 OVERSEEN
NAME, AGE AND ADDRESS OF     HELD WITH    TIME          PRINCIPAL OCCUPATION(S)     BY              OTHER DIRECTORSHIPS
DIRECTOR                     REGISTRANT   SERVED*       DURING PAST 5 YEARS         DIRECTOR**      HELD BY DIRECTOR
---------------------------  -----------  ------------  ------------------------    --------------  -------------------------
Charles A. Fiumefreddo (70)  Chairman     Chairman      Chairman and Director or    208             None
Morgan Stanley Funds         and          and           Trustee of the Retail
Harborside Financial Center  Director     Director      Funds and the
Plaza Two 3rd Floor                       since         Institutional Funds;
Jersey City, NJ 07311                     2003          formerly Chief Executive
                                                        Officer of the Retail
                                                        Funds.

James F. Higgins (55)        Director     Director      Director or Trustee of      208             Director of AXA
Morgan Stanley                            since 2003    the Retail Funds and the                    Financial, Inc. and The
Harborside Financial Center                             Institutional Funds;                        Equitable Life Assurance
Plaza Two 2nd Floor                                     Senior Advisor of Morgan                    Society of the United
Jersey City, NJ 07311                                   Stanley; Director of                        States (financial
                                                        Morgan Stanley                              services).
                                                        Distributors Inc. and
                                                        Dean Witter Realty Inc.;
                                                        previously President and
                                                        Chief Operating Officer
                                                        of the Private Client
                                                        Group of Morgan Stanley
                                                        and President and Chief
                                                        Operating Officer of
                                                        Individual Securities of
                                                        Morgan Stanley.

Philip J. Purcell (60)       Director     Director      Director or Trustee of      208             Director of American
Morgan Stanley                            since 2003    the Retail Funds and the                    Airlines, Inc. and its
1585 Broadway 39th Floor                                Institutional Funds;                        parent company, AMR
New York, NY 10036                                      Chairman of the Board of                    Corporation.
                                                        Directors and Chief
                                                        Executive Officer of
                                                        Morgan Stanley and Morgan
                                                        Stanley DW Inc.; Director
                                                        of Morgan Stanley
                                                        Distributors Inc.;
                                                        Chairman of the Board of
                                                        Directors and Chief
                                                        Executive Officer of
                                                        Novus Credit Services
                                                        Inc.; Director and/or
                                                        officer of various Morgan
                                                        Stanley subsidiaries.

 * Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment adviser that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additional information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1(800) 281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 836487 and the SAI is found within form type 485BPOS.

                                                  2003 ANNUAL REPORT

                                                  December 31, 2003

DIRECTOR AND OFFICER INFORMATION (CONT'D)

OFFICERS:

                                                                TERM OF OFFICE
                                                                AND
                                             POSITION(S) HELD   LENGTH OF TIME
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER   WITH REGISTRANT    SERVED*             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------   ----------------   ---------------     -------------------------------------------
Mitchell M. Merin (50)                       President          President since     President and Chief Operating Officer of
Morgan Stanley Investment Management Inc.                       2003                Morgan Stanley Investment Management
1221 Avenue of the Americas 33rd Floor                                              Inc.; President, Director and Chief
New York, NY 10020                                                                  Executive Officer of Morgan Stanley
                                                                                    Investment Advisors Inc. and Morgan
                                                                                    Stanley Services Company Inc.; Chairman,
                                                                                    Chief Executive Officer and Director of
                                                                                    Morgan Stanley Distributors Inc.;
                                                                                    Chairman and Director of Morgan Stanley
                                                                                    Trust; Director of various Morgan
                                                                                    Stanley subsidiaries; President of the
                                                                                    Institutional Funds and the Retail
                                                                                    Funds. Trustee and President of the Van
                                                                                    Kampen Open-End and Closed-End funds.

Ronald E. Robison (64)                       Executive Vice     Executive Vice      Chief Global Operations Officer and
Morgan Stanley Investment Management Inc.    President and      President and       Managing Director of Morgan Stanley
1221 Avenue of the Americas 33rd Floor       Principal          Principal           Investment Management Inc.; Managing
New York, NY 10020                           Executive          Executive           Director of Morgan Stanley & Co.
                                             Officer            Officer since       Incorporated; Managing Director of
                                                                2003                Morgan Stanley; Managing Director, Chief
                                                                                    Administrative Officer and Director of
                                                                                    Morgan Stanley Investment Advisors Inc.
                                                                                    and Morgan Stanley Services Company
                                                                                    Inc.; Chief Executive Officer and
                                                                                    Director of Morgan Stanley Trust;
                                                                                    Executive Vice President and Principal
                                                                                    Executive Officer of the Institutional
                                                                                    Funds and the Retail Funds; previously
                                                                                    President and Director of the
                                                                                    Institutional Funds.

Barry Fink (48)                              Vice President     Vice President      General Counsel and Managing Director of
Morgan Stanley Investment Management Inc.                       since 2003          Morgan Stanley Investment Management;
1221 Avenue of the Americas 22nd Floor                                              Managing Director, Secretary and
New York, NY 10020                                                                  Director of Morgan Stanley Investment
                                                                                    Advisors Inc. and Morgan Stanley
                                                                                    Services Company Inc.; Assistant
                                                                                    Secretary of Morgan Stanley DW Inc.;
                                                                                    Vice President and General Counsel of
                                                                                    the Retail Funds; Vice President of the
                                                                                    Institutional Funds; Vice President and
                                                                                    Secretary of Morgan Stanley Distributors
                                                                                    Inc.; previously Secretary of the Retail
                                                                                    Funds; previously Vice President and
                                                                                    Assistant General Counsel of Morgan
                                                                                    Stanley Investment Advisors Inc. and
                                                                                    Morgan Stanley Services Company Inc.

Joseph J. McAlinden (60)                     Vice President     Vice President      Managing Director and Chief Investment
Morgan Stanley Investment Management Inc.                       since 2003          Officer of Morgan Stanley Investment
1221 Avenue of the Americas 33rd Floor                                              Advisors Inc. and Morgan Stanley
New York, NY 10020                                                                  Investment Management Inc.; Director of
                                                                                    Morgan Stanley Trust, Chief Investment
                                                                                    Officer of the Van Kampen Funds; Vice
                                                                                    President of the Institutional Funds and
                                                                                    the Retail Funds.

Stefanie V. Chang (37)                       Vice President     Vice President      Executive Director of Morgan Stanley &
Morgan Stanley Investment Management Inc.                       since 2001          Co. Incorporated and Morgan Stanley
1221 Avenue of the Americas 22nd Floor                                              Investment Management Inc.; Vice
New York, NY 10020                                                                  President of the Institutional Funds and
                                                                                    the Retail Funds; formerly practiced law
                                                                                    with the New York law firm of Rogers &
                                                                                    Wells (now Clifford Chance US LLP).

James W. Garrett (35)                        Treasurer and      Treasurer since     Executive Director of Morgan Stanley &
Morgan Stanley Investment Management Inc.    Chief Financial    2002                Co. Incorporated and Morgan Stanley
1221 Avenue of the Americas 34th Floor       Officer            CFO since 2003      Investment Management Inc.; Treasurer
New York, NY 10020                                                                  and Chief Financial Officer of the
                                                                                    Institutional Funds; previously with
                                                                                    Price Waterhouse LLP (now
                                                                                    PricewaterhouseCoopers LLP).

Michael J. Leary (38)                        Assistant          Assistant           Assistant Director and Vice President of
J.P. Morgan Investor Services Co.            Treasurer          Treasurer since     Fund Administration, J.P. Morgan
73 Tremont Street                                               2003                Investor Services Co. (formerly Chase
Boston, MA 02108                                                                    Global Funds Company); formerly Audit
                                                                                    Manager at Ernst & Young LLP.

Mary E. Mullin (36)                          Secretary          Secretary since     Executive Director of Morgan Stanley &
Morgan Stanley Investment Management Inc.                       2001                Co. Incorporated and Morgan Stanley
1221 Avenue of the Americas 22nd Floor                                              Investment Management Inc.; Secretary of
New York, NY 10020                                                                  the Institutional Funds and the Retail
                                                                                    Funds; formerly practiced law with the
                                                                                    New York law firms of McDermott, Will &
                                                                                    Emery and Skadden, Arps, Slate, Meagher
                                                                                    & Flom LLP.

----------
* Each Officer serves an indefinite term, until his or her successor is elected.

2003 ANNUAL REPORT

December 31, 2003

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017

LEGAL COUNSEL
Mayer, Brown, Rowe & Maw LLP
1675 Broadway
New York, New York 10019-5820

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


This report is authorized for distribution only when preceded or accompanied by the prospectus of The Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im. or call 1(800) 548-7786.

Additionally, a description of the Fund's proxy voting policies and procedures is available without charge at our website at www.morganstanley.com/im/legal, at the SEC's website at www.sec.gov or by calling 1(800) 281-2715.

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, NY 10020
MSIF: (800) 548-7786

(C) 2004 Morgan Stanley

[MORGAN STANLEY LOGO]                                     1231-fibaleqseman-0204

ITEM 2.  CODE OF ETHICS.

(a) The Fund has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)  No information need be disclosed pursuant to this paragraph.

(c) The Fund has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Fund has not granted a waiver or an implicit waiver from a provision of its Code of Ethics.

(e)  Not applicable.

(f)

     (1)  The Fund Code of Ethics is attached hereto as Exhibit A.

     (2)  Not applicable.

     (3)  Not applicable.

For Retail and Institutional Funds

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors has determined that it has two "audit committee financial experts" serving on its audit committee, each of whom are "independent" Directors: Dr. Manuel H. Johnson and Joseph J. Kearns. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

          2003

                                              REGISTRANT       COVERED ENTITIES(1)
             AUDIT FEES                       $  539,617                       N/A

             NON-AUDIT FEES
                       AUDIT-RELATED FEES     $        0                $   93,000(2)
                       TAX FEES               $   54,693(3)             $  163,414(4)
                       ALL OTHER FEES         $        0                $  341,775(5)
             TOTAL NON-AUDIT FEES             $   54,693                $  598,189

             TOTAL                            $  594,310                $  598,189

          2002

                                              REGISTRANT       COVERED ENTITIES(1)
            AUDIT FEES                        $  555,400                       N/A

            NON-AUDIT FEES
                      AUDIT-RELATED FEES      $        0                $  179,000(2)
                      TAX FEES                $   64,100(3)             $        0
                      ALL OTHER FEES          $        0                $  595,150(6)
            TOTAL NON-AUDIT FEES              $   64,100                $  774,150

            TOTAL                             $  619,500                $  774,150

           N/A- Not applicable, as not required by Item 4.

           (1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

           (2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

           (3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant's tax return.

           (4) Tax Fees represent tax advice services provided to Covered Entities, including research and identification of Passive Foreign Investment Company entities.

           (5) All Other Fees represent attestation services provided in connection with performance presentation standards.

           (6) All Other Fees represent attestation services provided in connection with performance presentation standards, general industry education seminars provided, and a regulatory review project performed.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                                 AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                  MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

                            AS ADOPTED JULY 31, 2003(1)

1.   STATEMENT OF PRINCIPLES

     The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.

     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("GENERAL PRE-APPROVAL"); or require the specific pre-approval of the Audit Committee or its delegate ("SPECIFIC PRE-APPROVAL"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

----------
(1) This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "POLICY"), adopted as of the date above, supercedes and replaces all prior versions that may have been adopted from time to time.

     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

     The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

     The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

     The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

2.   DELEGATION

     As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.   AUDIT SERVICES

     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

     The Audit Committee has pre-approved the following Audit services. All other Audit services not listed below must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated):

  -  Statutory audits or financial audits for the Fund
  - Services associated with SEC registration statements (including new funds), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters
  - Consultations by the Fund's management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be "audit related" services rather than "audit" services)

4.   AUDIT-RELATED SERVICES

     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

     The Audit Committee has pre-approved the following Audit-related services. All other Audit-related services not listed below must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated):

  - Attest procedures not required by statute or regulation (including agreed upon procedures related to the Closed-End Fund asset coverage tests required by the rating agencies and/or lenders and agreed upon procedures related to fund profitability analysis in connection with 15c management contract renewal process
  - Services associated with registration statement with Japanese regulatory authorities, including issuance of consent and opinion for Morgan Stanley Asia-Pacific Fund
  -  Due diligence services pertaining to potential fund mergers
  -  Issuance of SAS-70 reports on internal controls of a service provider
  - Consultations by the Fund's management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be "audit" services rather than "audit-related" services)
  - Information systems reviews not performed in connection with the audit (e.g., application data center and technical reviews)
  - General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act

5.   TAX SERVICES

     The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment, of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the following Tax Services. All Tax services involving large and complex transactions not listed below must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies):

  -  U.S. federal, state and local tax planning and advice
  -  U.S. federal, state and local tax compliance
  -  International tax planning and advice
  -  International tax compliance
  - Review/preparation of federal, state, local and international income, franchise, and other tax returns
  -  Identification of Passive Foreign Investment Companies
  -  Preparation of local Indian Tax Returns
  -  Domestic and foreign tax planning, compliance, and advice
  - Assistance with tax audits and appeals before the IRS and similar state, local and foreign agencies
  - Tax advice and assistance regarding statutory, regulatory or administrative developments (e.g., excise tax reviews, evaluation of Fund's tax compliance function)
  - Review the calculations of taxable income from corporate actions including reorganizations related to bankruptcy filings and provide guidance related to the foregoing

6.   ALL OTHER SERVICES

     The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

     The Audit Committee has pre-approved the following All Other services. Permissible All Other services not listed below must be specifically pre-approved by the

Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated):
  - Risk management advisory services, e.g., assessment and testing of security infrastructure controls

     The following is a list of the SEC's prohibited non-audit services. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions:
  - Bookkeeping or other services related to the accounting records or financial statements of the audit client
  -  Financial information systems design and implementation
  - Appraisal or valuation services, fairness opinions or contribution-in-kind reports
  -  Actuarial services
  -  Internal audit outsourcing services
  -  Management functions
  -  Human resources
  -  Broker-dealer, investment adviser or investment banking services
  -  Legal services
  -  Expert services unrelated to the audit

7.   PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8.   PROCEDURES

     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the

Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

     The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

     The Audit Committee will also review the internal auditor's annual internal audit plan to determine that the plan provides for the monitoring of the Independent Auditors' services.

9.   ADDITIONAL REQUIREMENTS

     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.  COVERED ENTITIES

     Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

     MORGAN STANLEY RETAIL FUNDS
     Morgan Stanley Investment Advisors Inc.
     Morgan Stanley & Co. Incorporated
     Morgan Stanley DW Inc.
     Morgan Stanley Investment Management
     Morgan Stanley Investments LP
     Van Kampen Asset Management Inc.
     Morgan Stanley Services Company, Inc.

     Morgan Stanley Distributors Inc.
     Morgan Stanley Trust FSB

     MORGAN STANLEY INSTITUTIONAL FUNDS
     Morgan Stanley Investment Management Inc.
     Morgan Stanley Investments LP
     Morgan Stanley & Co. Incorporated
     Morgan Stanley Distribution, Inc.
     Morgan Stanley AIP GP LP
     Morgan Stanley Alternative Investment Partners LP

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (attached hereto).

(f)  Not applicable.

(g)  See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. [RESERVED.]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [RESERVED.]

ITEM 9. CONTROLS AND PROCEDURES.


(a) The Fund's chief executive officer and chief financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the Fund's internal control over financial reporting that occurred during the registrant's most recent second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.

ITEM 10. EXHIBITS.

(a) [Attach the Code of Ethics]

(b)(1) [Attach the 302 Certification of Chief Executive Officer]

(b)(2) [Attach the 302 Certification of Chief Financial Officer]

[Note: the 906 Certifications are not exhibits to the Form but are filed with the Form.]

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Morgan Stanley Institutional Fund, Inc.
            --------------------------------------------------------------------

By: /s/ Ronald E. Robison
   -----------------------------------------------------------------------------
Name:    Ronald E. Robison
Title:   Principal Executive Officer
Date:    2/18/2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
   -----------------------------------------------------------------------------
Name:    Ronald E. Robison
Title:   Principal Executive Officer
Date:    2/18/2004

By: /s/ James W. Garrett
   -----------------------------------------------------------------------------
Name:    James W. Garrett
Title:   Chief Financial Officer
Date:    2/18/2004